File No. 333-176150
811-04972
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	17	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	691	/X/

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices)

(860) 547-4390
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)
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Approximate Date of Proposed Public Offering: Continuous
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 1, 2019 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Titles of Securities Being Registered:
Units of interests in separate accounts under variable annuity contracts.

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PART A

PERSONAL RETIREMENT MANAGER III*
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Personal Retirement Manager Series III and Huntington Personal Retirement Manager Series III.
The variable annuity products described in this prospectus are no longer for sale. In 2013, we announced that we would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
The prospectus describes a contract between each Owner and joint Owner (“you”) and Talcott Life and Annuity Insurance Company or Talcott Life Insurance Company (“us,” “we” or “our”). This is an individual, deferred, flexible-premium variable annuity. You may own this annuity on a single or joint basis. This variable annuity allows you to allocate your Deposit among the following portfolio companies:

✓	AllianceBernstein L.P.	✓	Franklin Templeton Investments
✓	AIM Variable Insurance Funds	✓	Hartford HLS Funds
✓	American Century Investments	✓	Lord, Abbett & Co., Inc.
✓	American Funds	✓	MFS Investment Management
✓	BlackRock	✓	PIMCO
✓	Fidelity Investments	✓	Putnam Investments, LLC
✓	Mutual Funds and Variable Insurance Trust
At the time you purchased your Contract you were able to allocate some or all of your Deposit to the Personal Pension Account and/or the Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. This prospectus refers to the following Contract share classes:

✓	B Share	✓	I Share

✓	C Share	✓	L Share
The Contract share class is identified in your Contract. Not every Contract share class or optional rider was available from your Financial Intermediary or in your state. The I share class was offered through registered investment/financial advisors. Other Contract share classes that were offered through select Financial Intermediaries are not described in this Prospectus and may be subject to different charges.
Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information ("SAI") contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the SAI with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the SAI can also be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon and is not appropriate for people who intend to engage in market timing. You will get no additional tax advantage from this variable annuity if you are investing through a tax-advantaged retirement plan (such as a

401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
Four Simple Steps to Safeguard Your Account Against Fraud
We take protection of our customer accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you, our clients, to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.
1. Strengthen Your Password
A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.
2. Keep Your Information Current
Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.
3. Be Aware
Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.
4. Review Your Account Statements and Notify Law Enforcement of Suspicious Activity
As a precautionary measure, we recommend that you remain vigilant by reviewing your account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).
To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC’s Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.
Obtain a Copy of Your Credit Report
You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.
Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016
Additional Free Resources on Identity Theft
You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to your investment. This information does not constitute personalized investment advice or financial planning advice.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Talcott Resolution or your Financial Intermediary.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform Talcott Resolution or your Financial Intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Talcott Resolution Annuity Contact

Center at 1-800-862-6668, Monday through Thursday, 8:00 a.m. to 7:00 p.m., or Friday, 9:15 am. to 6:00 p.m., Eastern Time.   Your election to receive reports in paper will apply to all portfolio companies available under your contract.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 1, 2019
Date of Statement of Additional Information: May 1, 2019

1. Introduction
Overview
This Contract and all features are closed to new investors.
Contract Versions

	Minimum Initial Deposits			Mortality & Expense Risk and Administrative Charges
	Qualified Contract	Non- qualified Contract	Sales Related to Charges
B Share	$2,000	$5,000	7 year Contingent Deferred Sales Charge; Premium Based Charge	0.65%
C Share	$2,000	$10,000	None	1.50%
I Share	$5,000	$10,000	None	0.30%
L Share	$2,000	$10,000	4 year Contingent Deferred Sales Charge	1.45%
This table does not show Fund expenses, Premium taxes, Annual Maintenance Fee, and optional rider fees. Each Contract share class has its own minimum Contract Value requirements.
Investment Options

•	Sub-Accounts - Funds representing a range of investment strategies, objectives and asset classes.
•	Fixed Accumulation Feature (B share class only) - A fixed interest account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
•
Personal Pension Account - A fixed interest account designed to provide lifetime payouts. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).

Subject to limitations, you may move your investment among each of these options.
Optional Features Previously Available

Guaranteed Withdrawal Benefit	Future5* Future6* Daily Lock Income Benefit* Personal Pension Account
Guaranteed Accumulation Benefit	Safety Plus*
Death Benefits	Maximum Anniversary Value V* Return of Premium V Maximum Daily Value* Legacy Lock**

*	Investment restrictions apply.

**	Could only be elected if Future6 or Daily Lock Income Benefit was also elected. Legacy Lock was formerly known as Future6 DB. Investment restrictions apply.
Optional features may not have been available through your Financial Intermediary or in all states.
2. Fee Summary
The following tables describe the fees and expenses that you will pay when buying, owning, and Surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State Premium taxes may also be deducted.
Contract Owner Transaction Expenses

			Surrender Charge
		B Share	C Share	I Share	L Share
Contingent Deferred Sales Charge (CDSC) (1)			None	None
Contract Year	1	8.5%			8%
	2	8%			7%
	3	7%			6%
	4	6%			5%
	5	5%			0%

6	4%
7	3%
8+	0%

(1)	Each Deposit has its own CDSC schedule. The CDSC is a percentage of Remaining Gross Premiums. Please see Section 4(b) and Examples 1-7 in Appendix A for more information on how CDSC is calculated.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the variable annuity, not including annual Fund fees and expenses.

	B Share	C Share	I Share	L Share
Annual Maintenance Fee (2)	$50	$50	$50	$50
Premium Based Charge (3)	0.50%	None	None	None
Separate Account Annual Expenses (as a percentage of average daily Contract Value excluding Fixed Accumulation Feature and Personal Pension Account investments)
Mortality and Expense Risk Charge	0.45%	1.30%	0.10%	1.25%
Administrative Charge	0.20%	0.20%	0.20%	0.20%
Total Separate Account Annual Expenses	0.65%	1.50%	0.30%	1.45%
Maximum Optional Charges (4)
Maximum Anniversary Value V (5)	1.50%	1.50%	1.50%	1.50%
Legacy Lock (6)	1.50%	1.50%	1.50%	1.50%
Return of Premium V (7)	0.75%	0.75%	0.75%	0.75%
Maximum Daily Value (8)	1.50%	1.50%	1.50%	1.50%
Safety Plus (9)	2.50%	2.50%	2.50%	2.50%
Future6 (10)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Future5 (11)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Daily Lock Income Benefit (12)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%

(2)	Fee waived if Total Balance is $50,000 or more on your Contract Anniversary.

(3)
For B share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 4.b. Premium Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. Please see Section 4.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix A.

(4)
You could only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium V. You could only elect one of the following optional riders: Daily Lock Income Benefit, Future6, Future5 or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.

(5)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.

(6)	Rider charge is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.95%.

(7)	Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.

(8)	Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.

(9)
Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.

(10)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.75%. Current rider charge for Joint/Spousal Option is 1.95%.

(11)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 2.00%. Current rider charge for Joint/Spousal Option is 2.50%.

(12)
Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.

The following tables show the minimum and maximum total annual fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.36%	1.67%

Huntington PRM Series III	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, distribution charges and/or service fees (12b-1) fees, and other expenses	0.36%	1.93%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible including the election of the highest possible optional charges (i.e., Maximum Anniversary Value V and Future5). The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested (excluding Personal Pension Account Contributions and amounts allocated to the Fixed Accumulation Feature), here’s how much you would pay under each of the three scenarios posed:

PRM 3:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,601	$2,988	$4,358	$7,889
C Share	$972	$2,334	$3,916	$7,919
I Share	$671	$2,046	$3,465	$7,175
L Share	$1,583	$2,974	$3,986	$8,050

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$390	$1,897	$3,435	$7,389
C Share	$477	$2,009	$3,561	$7,489
I Share	$356	$1,701	$3,090	$6,725
L Share	$472	$2,032	$3,611	$7,600

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$755	$2,292	$3,860	$7,889
C Share	$772	$2,334	$3,916	$7,919
I Share	$671	$2,046	$3,465	$7,175
L Share	$787	$2,377	$3,986	$8,050

Huntington PRM 3:

(1)	If you Surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$1,627	$3,063	$4,475	$8,083

(2)	If you annuitize at the end of the applicable time period:

	1 year	3 years	5 years	10 years
B Share	$416	$1,972	$3,552	$7,583

(3)	If you do not Surrender your Contract:

	1 year	3 years	5 years	10 years
B Share	$781	$2,367	$3,977	$8,083

Condensed Financial Information
When Premium Payments are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments minus any Premium taxes, by the Accumulation Unit Value for that Valuation Day. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us. See Appendix B - Accumulation Unit Values for additional information. You can find financial statements for us and the Separate Account in the SAI.

3. Management of the Contract
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company (formerly "Hartford Life Insurance Company") is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company ("formerly Hartford Life and Annuity Insurance Company") is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located in Windsor, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
All guarantees under the Contract are subject to each issuing company’s financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with the SEC (Talcott Resolution Life Insurance Company only) and/or state insurance departments. For example, Talcott Resolution Life Insurance Company files annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above. You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The Fixed Accumulation Feature and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in MA. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including these Contracts, in a Separate Account. These Separate Accounts are registered as unit investment trusts under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract;

•	are not subject to the liabilities arising out of any other business we may conduct;

•	are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts;

•	may be subject to liabilities of other variable annuity contracts offered by this Separate Account which are not described in this prospectus; and

•	are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of the Separate Account.

The Funds
At the time you purchased your Contract, you allocated your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. Please contact us to obtain a copy of the prospectuses for each Fund. Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. Please see Appendix C for additional information.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to timely instructions received from you, and

•	vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to us. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. We expect to make a profit on the amount of the fees and payments that exceed our own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2018, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2018, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2018, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature except for contracts issued in Massachusetts. Any Contract Value currently invested in the Fixed Accumulation Feature may remain.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
Interests in the Fixed Accumulation Feature are not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Accumulation Feature nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contract classes and is not available in all states or if you have elected either the Future 6, Daily Lock Income Benefit or Safety Plus rider.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rates vary from state-to-state. We may credit a rate higher than the minimum rate. We reserve the right to declare different rates of interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and, except as specifically stated above, no assurances are offered as to future rates in excess of non-forfeiture rates. Some of the factors that we may consider in determining whether to credit interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors. Fixed Accumulation Feature interest rates may vary by State.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature credited rates.

Except as otherwise provided, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the Fixed Accumulation Feature, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or

•	an amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the Fixed Accumulation Feature for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the Fixed Accumulation Feature to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
4. Information on your Account
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:

•	if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;

•	if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of Right to Cancel provision you had when you Purchased your Contract.
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Total Balance (refunding applicable expenses) as of the Valuation Day we receive your properly completed request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Total Balance may be more or less than your Deposits depending upon the investment performance of your Contract. This means that you bear the risk of any decline in your Total Balance until we receive your notice of cancellation. In certain states, however, we are required to return your Deposit without deduction for any fees, charges or market fluctuations.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day.

If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract share classes.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).*
Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

You may instruct us to reallocate portions of your Contract Value invested in Sub-Account(s) and Fixed Accumulation Feature into the Personal Pension Account based on any one of the following options:

•
Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix A for more information.

•
Income Path Option: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix A for more information.

We will reduce your Sub-Account and Fixed Accumulation Feature holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix A for more information.
These Programs will terminate:

•
if, as the result of any transfer, your Total Balance is less than that required by our minimum amount rules (as defined in the “What kind of Surrenders are available - Before the Annuity Commencement Date” in Section 4.c);

•	upon our receipt of due proof of death;

•	if you annuitize your Contract; or

•
if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.

The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached.). Other considerations:

•	These Programs do not assure a profit nor do they protect against loss in declining markets.

•
Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.

•
Transfer of Contract Value from Sub-Account(s) or the Fixed Accumulation Feature to the Personal Pension Account may result in a recalculation of Annual Withdrawal Amount (AWA) and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.

•
Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.

•
You must have at least $1,000 in the Personal Pension Account prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.

•
You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program, including automatic Required Minimum Distribution (RMD) programs, Dollar Cost Averaging Programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.

•	The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.
InvestEase
This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the Fixed Accumulation Feature, or the Personal Pension Account.

Static Asset Allocation Models
This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix F for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the Fixed Accumulation Feature, or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or Automatic Income Program.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the Automatic Income Program, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time.
Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the Fixed Accumulation Feature as of October 4, 2013 and as of October 3, 2014 no new Personal Pension Account Contributions are allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the Automatic Income Program. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see Section 4.b and the Glossary in Section 8. Amounts received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Appendix Tax and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary in Section 8 for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.

•	These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.

Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine transfer-out requests and transfer-in requests. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out requests of a stock Fund with all other transfer-out requests of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Owners and the owners of other products offered by us, want to transfer-in an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the transfer rule) by internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the transfer rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.

The transfer rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the transfer rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:

•	Certain types of Financial Intermediaries may not be required to provide us with shareholder information.

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Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.

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Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.

Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.

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These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

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In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the participant account records and participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see sections 5, 6 and 7 for more information.
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Administrative Charge
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge (B Share Contracts)
We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the Fixed Accumulation Feature or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:

1.	each Contract Anniversary;

2.	full Surrender;

3.	full or partial annuitization, and/or

4.
the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.

Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:

5.	partial Surrenders in excess of the AWA; and /or

6.	transfer to the Personal Pension Account.
The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.
Please see Premium Based Charge Examples 1-3 in Appendix A.
Your earnings are considered when calculating your AWA. Please see Annual Withdrawal Amount under Sales Charges below for a description of the AWA and how it is calculated.
If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.

Sales Charges
Contingent Deferred Sales Charges (CDSC) - B and L Share Contracts Only
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 4.c Surrenders, and 4.d Annuity Payouts, for more information regarding when a CDSC may be applied.
We use the following general approach to calculating your CDSC:

Step 1.
Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see the Fee Summary for a description of CDSC periods applicable to your share class.

Step 2.
If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.
Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.

Step 4.
We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.

Step 5.
We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Summary using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the Fixed Accumulation Feature.

Step 6.	We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to CDSC Examples 1 through 7 in Appendix A for further information about how these formulas will be applied.
The following are NOT subject to a CDSC:

•	Annual Withdrawal Amount - During a period when a CDSC may be applied, you may Surrender up to the greater of:

•	5% of Deposits that would otherwise be subject to a CDSC, or

•	earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.
You may not carry over unused portions of your AWA from one year to another.

•	Regularly scheduled Personal Pension Account Payouts.

•	Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.

•	Transfers to and from the Personal Pension Account.

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If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified by Medicare as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.

This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.

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Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.

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For RMDs - CDSC will be waived for any Annuitant age 70½ or older with a Contract held under an IRA who Surrenders an amount equal to the RMD for one year’s RMD for that Contract Year. All requests for RMDs must be in writing.

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For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - CDSC will be waived if you cancel your Contract during the Right to Cancel Period.

•	Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.

•	Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2 Fee Summary and in Appendix C.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
c. Surrenders
What kinds of Surrenders are available? Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix A.
Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless you direct us otherwise.

There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:

•	the partial Surrender of Contract Value must be at least equal to $500, and

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your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. The minimum amount rule varies by Contract share class. Currently the minimum amount rule for Class I share Contracts is $500 and for Class B, C and L shares is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000 (Class B, C, I and L shares). Please see “What effect do partial or full Surrenders have your benefits” under Future5, Future6, and Daily Lock Income Benefit for a description of the effect of the minimum amount rule when you elect one of these riders.

You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Option Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix A for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix A.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.

Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Appendix Tax for more information.

d. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:

•	The later of the Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday), or the tenth Contract Anniversary (subject to state variation); or

•
The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.

As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.

•	Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

•	Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.

•	Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

•	Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

•	Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

•	Option Seven - Reserved

•	Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Pension Account Payouts will terminate upon our receipt of due proof of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon our receipt of due proof of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances:

•
The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.

•
The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.

This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.
The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 6.b Personal Pension Account for additional information.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see CDSC Example 6 in Appendix A.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the Fixed Accumulation Feature or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.

Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.

•	Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.

•	Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

•	Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
5. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed the greater of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
Please see the Optional Rider Comparison Chart in Appendix E for a comparison of death benefits.
b. Return of Premium V
Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.

We can not increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:
A = Contract Value (minus Premium Based Charges, if applicable) or
B = Premium Payments adjusted for Surrenders.
See the Return of Premium V Examples 1 and 2 in Appendix A.
The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At any time following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see “Other Information” at the end of this section for other ways the rider may terminate.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium V Examples 1-3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix A.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.

What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Maximum Anniversary Value V
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix A.
The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.

Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:

A =	Contract Value (minus Premium Based Charges, if applicable);

B =	Premium Payments adjusted for partial Surrenders; or

C =
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

See Maximum Anniversary Value V Example 1 in Appendix A.
If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, we may terminate this rider upon Spousal Contract continuation, Ownership changes, assignment and/ or violation of the investment restrictions. Please also see “Other Information” at the end of this section.
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Maximum Anniversary Value V Example 2 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders and transfers to or from the Personal Pension Account, or (b) Maximum Anniversary Value; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix A for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.

Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
d. Legacy Lock
Objective
To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b)Return of Premium V Death Benefit (as described in section 5.b.). We will pay the Death Benefit if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the Enhanced Return of Premium component of this Death Benefit.

•
Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.

•	The Enhanced Return of Premium component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.
This rider was formerly known as Future6 DB.
When can you buy the rider?
The Legacy Lock rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased at each Contract Anniversary, in the event of a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. The Death Benefit is equal to the greater of: (a) Enhanced Return of Premium (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 5.b.).

See the Legacy Lock Examples 1 and 2 in Appendix A.
The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, if your Future6, or Daily Lock Income Benefit rider is terminated for any reason, this rider will also terminate. Please see “Other Information” below for other conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Death Benefit Step-Up
The Enhanced Return of Premium component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the Enhanced Return of Premium value on the Valuation Day prior to the first partial Surrender or transfer to the Personal Pension Account in excess of the Transfer Limit.
Enhanced Return of Premium Component of Legacy Lock
The Enhanced Return of Premium component equals 100% of Premium, adjusted by some Surrenders as described below. Enhanced Return of Premium will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.
Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the Enhanced Return of Premium component of your Death Benefit. Cumulative partial Surrenders during the Contract Year that are below or equal to your Future6, or Daily Lock Income Benefit Threshold Payment will reduce the Enhanced Return of Premium on a dollar-for-dollar basis.
Cumulative partial Surrenders during the Contract Year that exceed your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the Enhanced Return of Premium on a proportionate basis provided the exception described in the following paragraph does not apply. Such partial Surrender(s) may reduce the Enhanced Return of Premium by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Legacy Lock Examples 1 and 2 in Appendix A for an illustration of this calculation.
If partial Surrenders are taken in excess of the Lifetime Benefit Payment after your Lifetime Income Eligibility Date and withdrawn under the Automatic Income Program to satisfy RMDs, the partial Surrender will not reduce the Enhanced Return of Premium. Any additional partial Surrender will reduce the Enhanced Return of Premium proportionally if taken above the RMD amount and outside of the Automatic Income Program.
Any and all transfers to the Personal Pension Account will reduce the Enhanced Return of Premium. Transfers within the Transfer Limit will reduce the Enhanced Return of Premium on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the Enhanced Return of Premium on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Enhanced Return of Premium by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) Enhanced Return of Premium; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix A.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of the Contract minimum amount rule described in section 4.c or one Lifetime Benefit Payment under any optional guaranteed minimum withdrawal benefit rider) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, The Enhanced Return of Premium component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) Enhanced Return of Premium or (b) Return of Premium V.
You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.

Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the greater of the Enhanced Return of Premium or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected.
Are there restrictions on how you must invest?
Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to elect this rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million. Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.

•
You will automatically receive a one-time step-up of the Enhanced Return of Premium to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.

•
If your Contract Value is reduced below the minimum amount rule, the Enhanced Return of Premium component of the Death Benefit will be reduced to zero. Please see Section 4.c. Surrenders for more information regarding the minimum amount rule. This has the effect of providing a Death Benefit that was reduced by all prior partial Surrenders, including Lifetime Benefit Payments and all transfer to the Personal Pension Account. In addition, any step-up applied to the Enhanced Return of Premium component of the Death Benefit will be lost.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.

•	If we terminate the rider, it cannot be re-elected by you.

•	Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
e. Maximum Daily Value
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account, or (c) Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:

•	This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Daily Value rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the Fixed Accumulation Feature. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments (including Premium Payments made after you purchase the Contract) adjusted for partial Surrenders and transfers to the Personal Pension Account; or
C = Maximum Daily Value
See Maximum Daily Value Example 1 in Appendix A.
The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Daily Value or if the Contract Value is less than net Premium Payments. See Maximum Daily Value Examples 2 and 3 in Appendix A for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix A for illustrations of this calculation.

If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, If the oldest Owner at the time of the ownership change is older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Daily Value will be reset at the lower of the Contract Value or Maximum Daily Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:

a.	the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or

b.	the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.

•	The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.

•
Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.

•	Transfers made pursuant to an Automatic Income Program may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.

•	Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
f. How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws . For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) Federal Tax Considerations in Appendix Tax for more information.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
g. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.

Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
6. Optional Withdrawal Benefits
a. Future5 and Future6
Objective
The objective of the riders is to provide longevity protection that may periodically increase based on Market Increases or Deferral Bonuses.
Please consider the following prior to electing either rider:

•	The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How do the riders help achieve this goal?
Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments. We reserve the right to close either rider to new sales at any time.
When can you buy the riders?
The Future5 and Future6 riders are no longer available for purchase (including adding it to existing Contracts). Once elected, you may not switch riders unless part of a company-sponsored exchange program.
The riders may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. We reserve the right to withdraw either or both riders, vary rider benefits and/or rider charges or any relevant Covered Life options at any time for the sale of new Contracts. Either or both riders may not be available in all states.
The riders are the same in all respects other than as described herein. When considering which rider version to select, it is important that you work with your investment professional to carefully compare the differences in these features, and particularly the different investment restrictions, to ensure that you choose the rider version that is most consistent with your investment horizon and risk appetite taking into consideration the trade-off between benefits and restrictions associated with one rider over the other. Please refer to the section below entitled “Are there restrictions on how you must invest?” for more information.
We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.
Does buying the riders forfeit your ability to buy other riders?
Yes, buying either rider precludes you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.
If you elect either rider, you may not elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the riders calculated?
Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the riders?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:

•	Market Increases; or

•	Deferral Bonuses; and

•	Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase) or your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year. We reserve the right to impose an annual Payment Base Cap on the sale of new Contracts only. We do not currently enforce an annual Payment Base Cap.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of this calculation.
Since the Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.

Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.

•	Deferral Bonus Base
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Future5 and Future6 Transfer Limit.
When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.
Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Future5 and Future6 Examples 1-2 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65+	5.0%
If you elect Future5 on or after July 16, 2012, the applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	3.5%
65-84	4.5%
85+	5.5%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is either rider designed to pay you Death Benefits?
No.
Does either rider replace the standard Death Benefit?
No.
Can you revoke the riders?
No.
What effect do partial or full Surrenders have on your benefits under the riders?
Please refer to “Does your benefit base change under the riders?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or transfer(s) from other Sub-Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.
Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.

•	Single Life Option:
Any Covered Life changes after the first six months from Contract Issue date will cause a reset as follows:

A.	If we no longer offer such rider, we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.
If we offer the rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. If no partial Surrenders or transfers to the Personal Pension Account above the Transfer Limit have been taken, the Deferral Bonus Base will be recalculated to be the lesser of the Contract Value or the Deferral Bonus Base effective on the date of the change. If a partial Surrender has been taken or there had been a transfer to the Personal Pension Account above the Transfer Limit prior to the date of the Covered Life change, the Deferral Bonus Period will end and the Deferral Bonus Base will be zero; or

C.
If we offer such rider and the older Covered Life after the date of the ownership change is equal to or older than the maximum age limitation, the rider will be terminated and removed from the Contract.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

•	Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or younger than the maximum age limitation of the rider at the time of the change, then we will revoke the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

B.	If the older Covered Life after the change exceeds the maximum age limitation of the rider, or we no longer offer the rider, then the rider will terminate.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under a Life Annuity Payout Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D. The Personal Protection Portfolio models are rebalanced monthly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.

If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.
We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The riders may not be appropriate for all investors. Several factors, among others, should be considered:

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your required participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Future6.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.

•
Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•
The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.

•	We may withdraw either rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

b. Daily Lock Income Benefit
Objective
The objective of the rider is to provide longevity protection in the forms of lifetime payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.
Please consider the following prior to electing the rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
How does the rider help achieve this goal?
The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the rider?
The Daily Lock Income Benefit rider is no longer available for purchase (including adding it to existing Contracts).
This rider may not be available in all states or through all Financial Intermediaries and may be subject to additional restrictions set by your Financial Intermediary or by us. We reserve the right to withdraw this rider at any time without notice. The maximum age on any Owner or Annuitant when electing this rider is 80.

Does buying the rider forfeit your ability to buy other riders?
Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.
If you elect the rider, you may not elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 4.a. Personal Pension Account Transfer Programs.
How is the charge for the rider calculated?
The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a prorated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate.

•	Payment Base
Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases; Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
If you are electing this rider after your Contract has been issued, the Payment Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.
On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:

A =	Payment Base as of the prior Valuation Day

B =	Contract Value prior to the deduction of the rider charge (minus any Premium Based Charge, if applicable)

C =	Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.
Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. The Anniversary Payment Base includes any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner’s or the Covered Life’s 90th birthday.
Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix A for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base, Anniversary Payment Base and Contract Value by the dollar amount of that Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base and Anniversary Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).

•
Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base and Anniversary Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base and Anniversary Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base and Anniversary Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.

•
Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base or Anniversary Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base and Anniversary Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of this calculation.
The Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Deferral Bonus Base
If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.
The Deferral Bonus Period will cease upon the earlier of the tenth Contract Anniversary following the rider effective date, when you take any partial Surrender, or if a transfer is made to the Personal Pension Account that is in excess of the Daily Lock Income Benefit Transfer Limit.
During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix A for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you’ve taken your first partial Surrender.
Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment and your Transfer Limit may reset on any of the following events:

a)	Contract Anniversary;

b)	Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;

c)	A subsequent Premium Payment;

d)	A Transfer to or from the Personal Pension Account;

e)	A partial Surrender that exceeds the Lifetime Benefit Payment; or

f)	A change in the Annuitant or Spousal Continuation.
The applicable Withdrawal Percentages are as follows:

Age	Withdrawal Percentage
<59 ½ - 64	4.0%
65-84	5.0%
85+	6.0%

•
Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or

•
If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been any Market Increase. In the event that there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.

Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if:

(A)
on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or

(B)
on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:

1.
You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)	One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.

b)
If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.

c)
If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.

b)	Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.

c)	We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).

d)	We will waive the Annual Maintenance Fee and Rider Charge on your Contract.

e)	Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
if cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the Covered Life, only those changes are discussed below. Generally, the Covered Life cannot be changed.
If you have elected the Single Life Option, the following provisions apply:
If the Contingent Annuitant assumes the role of the Covered Life upon the Annuitant’s death, or we reserve the right to allow a one-time change in the Covered Life due to divorce and choose to exercise this right, the following rules apply:

1.
If the age of the Covered Life on the effective Valuation Day of the Covered Life change is greater than 81, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

2.	If the age of the Covered Life on the effective Valuation Day of the Covered Life change is less than or equal age 81, the following options apply:

a)
Covered Life changes within the first six months from the rider effective date will have no impact on the Payment Base, the Anniversary Payment Base or the Deferral Bonus Base. Rider benefits, Withdrawal Percentage, and Transfer Limit will be recalculated using the Covered Life’s age on the effective Valuation Day of the Covered Life change.

b)	Covered Life changes after the first six months from the rider effective date will cause a recalculation of the rider provisions as follows:

(i)	If this rider is not currently available for sale, we will terminate this rider. The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.

(ii)	If this rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new issues and reset the benefit values as follows:

•	The Payment Base and Anniversary Payment Base will be recalculated to the lesser of the Contract Value or the applicable value on the effective Valuation Day of the Covered Life change.

•
The Deferral Bonus Base will be recalculated to the lesser of the Contract Value or the Deferral Bonus Base on the effective Valuation Day of the Covered Life change, if applicable. If the Deferral Bonus Period had ended prior to the Covered Life change, the Deferral Bonus feature will not be reinstated.

•
Rider benefits, the Transfer Limit, if applicable, and the Withdrawal Percentage will be recalculated on the date of the Annuitant change based on the Covered Life’s attained age on the effective Valuation Day of the change. Rider benefits, and Transfer Limit, if applicable, will be equal to the Payment Base as of the effective Valuation Date of the Covered Life change multiplied by the Withdrawal Percent.

If you have elected the Joint/Spousal Option, the following provisions apply:
You may only name the Covered Life’s Spouse as Contingent Annuitant. If the Covered Life’s Spouse assumes the role of the Covered Life as the result of being the Contingent Annuitant at the time of the Covered Life’s death, the benefits of this rider will continue uninterrupted until the death of the surviving Spouse.
We reserve the right to allow a one-time Covered Life changes in the event of a divorce between the Covered Life and the Covered Life’s Spouse, provided that no Owner or Covered Life is older than 80. In such case, the following rules apply:

a)
If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.

b)
If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. Rider benefits and the Transfer Limit, if applicable will be recalculated as of the date of the Covered Life change. You will not be permitted to replace the removed Spouse with a new Spouse. The rider will terminate upon the death of the remaining Covered Life.

c)	The rider charge will not be affected by a change to the Covered Life if you have elected the Joint/Spousal Option.
Can your Spouse continue your Lifetime Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Contract and the rider are continued as described below, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for the sale of new Contracts at the time of continuation. The Covered Life will be re-determined on the date of Spousal Contract continuation.
If the new Covered Life is younger than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base, Anniversary Payment Base and Deferral Bonus Base will be set equal to the Contract Value, the Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. The Deferral Bonus Period will not be reset but will continue, if applicable, uninterrupted. If the new Covered Life is equal to or older than the maximum rider age at the time of the Spousal Contract continuation, the rider will terminate and the rider charge will no longer be assessed.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Anniversary Payment Base will be equal to the greater of Contract Value or the Anniversary Payment Base on the Spousal Contract continuation date;

•	The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;

•	The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;

•	The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and

•
The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under a Life Annuity Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.

If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant or a period certain.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
Your required participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund in you have Future6.

•
If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	The Fixed Accumulation Feature is not available if you have elected Daily Lock Income Benefit.

•	Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.

•
Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.

•	We may withdraw the rider for new Contract sales at any time.

•
When the Single Life Option is chosen, Spouses may find continuation of the rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in the optional rider is dependent upon its availability at the time of death of the first Covered Life.

•	Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	The fee for rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 2. Fee Summary.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•	We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.

•
The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.

•	Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

c. Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a Fixed Accumulation Feature where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the Fixed Accumulation Feature. The Fixed Accumulation Feature is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or Fixed Accumulation Feature for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the Fixed Accumulation Feature to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the Fixed Accumulation Feature if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the Fixed Accumulation Feature or Funds. This is the tradeoff you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.

The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor’s need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.
When can you elect the rider?
The Personal Pension Account rider is no longer available for purchase (including adding it to existing Contracts).
Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the Fixed Accumulation Feature before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does buying the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Does your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the Fixed Accumulation Feature and Funds, and, credited interest. Unlike the Fixed Accumulation Feature, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.
We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix A for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to pay you withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.
Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the Fixed Accumulation Feature. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and Fixed Accumulation Feature; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix A-7 for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts.
We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.
We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age limitations stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the Fixed Accumulation Feature at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix A for an illustration of Personal Pension Account Payouts during the Guarantee Window.
Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.
Personal Pension Account Payouts will generally terminate upon receipt of due proof of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the Fixed Accumulation Feature also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 5.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs, if applicable.
Does the rider replace the standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in Section 4.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix A for more information about how Guaranteed Payout Duration is determined.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including charges to interest rates since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 4.c Surrenders as well as Personal Pension Account Example 4 in Appendix A for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the Fixed Accumulation Feature or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:

•	4% of your Accumulation Balance as of your prior Contract Anniversary;

•	the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or

•	the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the Fixed Accumulation Feature or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or Fixed Accumulation Feature into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a reallocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the Fixed Accumulation Feature, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix A for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the Fixed Accumulation Feature and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix A for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Yes. However, you may not make any Personal Pension Account Contributions any time after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts. You may not make any Personal Pension Account Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.
Can we aggregate Contracts?
No.
Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.

•
Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the Fixed Accumulation Feature and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.

•	Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the Fixed Accumulation Feature.

•
You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.

•
Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single Premium immediate annuity may offer better Payout Purchase Rates.

•
The Personal Pension Account should not be confused with a pension plan under ERISA. We do not assume any fiduciary duties, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us.

•
Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.
7. Optional Accumulation Benefit
Safety Plus
Objective
The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.
Please consider the following prior to electing this rider:

•	The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.

•	Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
This rider may terminate due to adverse (or catastrophic) market conditions which cause a reduction in Contract Value below the minimum amount rule.
How does the rider help achieve this goal?
On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and Fixed Accumulation Feature, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix A.
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.
When can you buy the rider?
The Safety Plus rider is closed to new investors (including existing Owners).
You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must identify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.
Does buying the rider preclude you from buying other riders?
Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.

How is the charge for the rider calculated?
The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.
If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix A.
Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix A for an illustration of this calculation.
Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix A for an illustration of partial Surrenders and the Transfer Limit.
You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.
Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.

•	Income Enhancer
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This Safety Plus feature is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus Example 2 in Appendix A.
Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to “What effect do partial or full Surrenders have on your benefits under the rider?” for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 4.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.
Is the rider designed to pay you withdrawal benefits for your lifetime?
No.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
Yes. At any time following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.
What effect do Partial or Full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.
If your Contract Value on any Contract Anniversary is ever reduced below the Contract minimum amount rule (as described in Section 4.c) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount rule, then your Contract Value will be liquidated and the Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid.
What happens if you change ownership?
Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.
If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.
If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.
Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):

(a)	If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or

(b)
If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.

Can your Spouse continue your rider?
Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:
If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:

a)	If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or

b)
If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.

If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix D or you may invest 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial

Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in the BLackRock Managed Volatility V.I. Fund with these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
Your required participation in the Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.

•	Please see the Optional Rider Comparison chart in Appendix E for a summary of the differences between all optional riders.

•
The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•	Annuitizing your Contract, whether voluntarily or not, will impact and possibly eliminate these benefits.

•	We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.

•	Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.

•	The fee for the rider will not increase unless there is an ownership change or Spousal Contract continuation.

•
Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.

•
This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for any partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.

•	The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.

•	Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.

•	The Fixed Accumulation Feature is not available if you have elected Safety Plus.
Any obligation we have under the Contract, including the optional accumulation benefit, is subject to our financial strength and claims-paying ability and our long-term ability to meet such obligations.
8. Additional Information
a. Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: Talcott Resolution - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Payment Base: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a CDSC.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout includes Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.

Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Sub-Account and the Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit, the Covered Life will always be annuitant or Joint Annuitant, if applicable.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Deferral Bonus: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Bonus Period: The Deferral Bonus Period commences on the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either Future5, Future6, or Daily Lock Income Benefit has been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers into Funds or the Personal Pension Account.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Enhanced Return Of Premium: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.
Financial Intermediary: The investment professional through whom you purchase your Contract.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all classes of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our Company assets, including any money you may have invested in the Fixed Accumulation Feature, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Accumulation Benefit: The amount used to determine the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.
Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.

Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit.
Lifetime Income Eligibility Date: The Valuation Day when the Covered Life has an attained age of 59½.
Market Increases: A potential increase to your Payment Base prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner or the Annuitant’s 81st birthday, and adjusted for any Premium Payments, any transfers to or from the Personal Pension Account and any partial Surrenders.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under Future5, Future6, or Daily Lock Income Benefit.
Payment Base Cap: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under Future6, Future5 or Daily Lock Income Benefit.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the Fixed Accumulation Feature (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your Fixed Accumulation Feature. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the Fixed Accumulation Feature are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.
Threshold Payments: The amount payable in the form of partial Surrenders under Future5, Future6, or Daily Lock Income Benefit taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date.

Total Balance: The sum of your Contract Value and Benefit Balance.
Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The Fixed Accumulation Feature is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut, Florida, Illinois, New Jersey, Tennessee and Texas - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Delaware - The maximum rider charge for Maximum Anniversary Value Death Benefit is 1.00%.
Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.
Maryland - The Annual Maintenance Fee for C-Share and I-Share contracts is $30.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (B, C and L Share Contracts). The Nursing Home Waiver is not available. The Fixed Accumulation Feature investment restrictions do not apply to investors.
Minnesota - The CDSC for B share contracts are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%. The CDSC for L share contracts 7.5%, 7%, 6%, 5%, 0%.
New Jersey - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. If an optional Death Benefit is elected, our approval is required for any subsequent Premium Payment received after the first twelve months.
New York - Contracts issued by Talcott Resolution Life Insurance Company are not available in New York. The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the living benefits and Death Benefits do not apply. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
Oklahoma - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Oregon - The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
South Dakota - This contract ceased sales as of January 1, 2013.
Texas - The assignment restrictions on the living benefits and death benefits do not apply. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Washington - The Personal Pension Account is not available. In any year when no Premium Payment is paid into the Fixed Accumulation Feature, any pro-rata portion of the fee taken from the Fixed Accumulation Feature will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
c. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. When you purchased this Contract you represented and warranted that you were not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
d. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
e. Cybersecurity
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (TRD) under which TRD serves as the principal underwriter for the Contracts. TRD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TRD is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2018. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Class B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent; and 2) employees and investment professionals of Financial Intermediaries. If applicable, we may have credited the Class B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase Class I share Contracts shall not be applicable to the Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under Commissions). Certain selected Financial Intermediaries also receive additional compensation (described below under Additional Payments). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Deposits or Total Balance.

•	Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the Fixed Accumulation Feature. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to Owners over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

•	Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2018, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, Robert W. Baird & Co. Inc., Securities America, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
During 2018, we had arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Funds Distributors & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2018, Additional Payments did not in the aggregate exceed approximately $14.2 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $12,713.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Financial Statements

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-1

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•	Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

APP TAX-2

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.
b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated

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and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 591⁄2.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.

e.	Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

f.	Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant

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shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.

g.	Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.

3.	Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail

APP TAX-5

the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any,that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However,there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Accont or take a settllement for a Personal Pension Account Payout.
With respect to the Peronal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding,pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner,generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

APP TAX-6

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

APP TAX-7

Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a. Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 701⁄2 or dies, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

APP TAX-8

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b. SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c. SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d. Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After

APP TAX-9

2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 591⁄2;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the

APP TAX-10

second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($19,000 for 2019). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6.	Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

APP TAX-11

a.	Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.

b.	RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of —

(i)	the calendar year in which the individual attains age 701⁄2, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over —

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 701⁄2.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.

APP TAX-12

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —

APP TAX-13

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.
9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a.    Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the additional tax on premature distributions described above, unless such an amount received can qualify for an exception from such a additional tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse additional tax consequences, as described above.
b. The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., NonRoth or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken (e.g., after age 701⁄2 or death). In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).

APP TAX-14

c.    Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the Fixed Accumulation Feature (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and additional tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions, particularly after age 701⁄2. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is an RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

APP TAX-15

Appendix A — Examples*

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-7
Personal Pension Account (PPA) Examples	APP A-8
Maximum Anniversary Value (MAV) V Examples	APP A-16
Return of Premium (ROP) V Example	APP A-16
Maximum Daily Value Examples	APP A-19
Legacy Lock Examples	APP A-21
Safety Plus Examples	APP A-22
Future5 and Future6 Examples	APP A-24
Daily Lock Income Benefit Examples	APP A-26

*	All example calculations are rounded to the nearest dollar.

APP A-1

Contingent Deferred Sales Charge Examples (Class B and Class L shares)
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the first partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $90,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:

•	Deposits subject to CDSC are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $85,000

•	AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

APP A-2

•	Contract Value is $75,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].
Step 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333 ($100,000 - $6,667)

•	Contract Value is $70,000

•	AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $93,333

•	Contract Value is $78,000

•	Earnings are $0

•	AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].
Step 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $80,548 ($93,333 - $12,785)

•	Contract Value is $63,000

•	AWA is $0
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values prior to the first partial Surrender:

•	Deposits are $100,000

APP A-3

•	Remaining Gross Premiums are $100,000

•	Contract Value is $110,000

•	Earnings are $10,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $10,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premium is $100,000

•	Contract Value is $100,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $100,000

•	Contract Value is $100,000

•	Earnings are $0

•	AWA is $0
Step 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].
Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.
Values after the second partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000 ($100,000 - $10,000)

•	Contract Value is $90,000

•	AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA of $0.
Values prior to the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $90,000

•	Contract Value is $99,000

•	Earnings are $9,000

•	AWA is $9,000

APP A-4

Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].
Step 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.
Values after the third partial Surrender:

•	Deposits are $100,000

•	Remaining Gross Premiums are $84,000 ($90,000 - $6,000)

•	Contract Value is $84,000

•	AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:

•	Deposits are $200,000

•	Remaining Gross Premiums is $200,000

•	Remaining Gross Premium subject to CDSC is $100,000

•	Contract Value just prior to the full Surrender is $300,000

•	Earnings are $100,000

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $100,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.
Step 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].
Step 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA.
Values prior to the full Surrender:

•	Deposits are $100,000

APP A-5

•	Remaining Gross Premiums are $100,000

•	Contract Value just prior to the full Surrender is $50,000

•	Earnings are $0

•	Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0

•	AWA is $5,000

•	Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].
Step 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.
Values after the full Surrender:

•	Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the Personal Pension Account Annuity Payout Value. The same concept will apply to the commuted value of period certain Annuity Payouts. Assume $100,000 is invested into the Personal Pension Account and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life-contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full withdrawal is in excess of the AWA.
Values prior to the full commutation:

•	Contract Value is $0

•	Accumulation Balance is $0

•	Annuity Payout Value is $99,826

•	Deposit subject to CDSC is $100,000

•	AWA is $4,580

•	Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix A for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit, subject to CDSC. Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.

APP A-6

Step 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.
Values after the full commutation:
•Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the Personal Pension Account. Assume a transfer of funds equal to $20,000 from Contract Value to the Personal Pension Account in Contract Year 2.
Values immediately prior to the transfer:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $120,000
•Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:
A = The amount of the transfer
B = The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value. After the Transfer to the Personal Pension Account
•Premium Payments allocated to Contract Value is $83,333
•Remaining Gross Premiums is $83,333
•Deposits subject to CDSC allocated to the Personal Pension Account is $16,667
•Contract Value is $100,000
•Accumulation Balance is $20,000
On the whole, the amount subject to CDSC has remained constant.
Premium Based Charge Examples (Class B shares)
Example 1: Assume that your initial Deposit is $100,000. No Surrenders or transfers to the PPA occur during Contract Year 1. On Day 200 of Contract Year 2, you make a Surrender in excess of the AWA.
At the end of Contract Year 1, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 × 0.50%)].
Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 × 0.50%) × (200 / 365)]. This amount is not deducted at this time. The Remaining Gross Premium after the Surrender is $95,000.
Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.
At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 × 0.50%). The amount deducted from your Contract Value is $488.70.
Example 2: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Surrender your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310 / 365)].
Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.
Example 3: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Annuitize your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310/365)].
CDSC is not assessed upon a request to Annuitize the Contract Value.

APP A-7

Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the Fixed Accumulation Feature or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest and Payout Purchase Rates are illustrated below.

A.
To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.

B.
Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.

C.
Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

	Contract Year*	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Purchase Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
Guarantee Window	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237

APP A-8

8	68	142,009	5.00%	95,246	46,763	3,237
9	69	143,535	5.00%	100,008	43,527	3,237
10	70	145,299	3.00%	105,008	40,290	3,237
11	71	145,212	3.00%	108,158	37,054	3,237
12	72	145,220	3.00%	111,403	33,817	3,237
13	73	145,326	3.00%	114,745	30,581	3,237
14	74	145,532	3.00%	118,188	27,344	3,237
15	75	145,841	3.00%	121,733	24,108	3,237
16	76	146,256	3.00%	125,385	20,871	3,237
17	77	146,781	3.00%	129,147	17,634	3,237
18	78	147,419	3.00%	133,021	14,398	3,237
19	79	148,173	3.00%	137,012	11,161	3,237
20	80	149,047	1.50%	141,122	7,925	3,237
21	81	147,927	1.50%	143,239	4,688	3,237
22	82	146,839	1.50%	145,388	1,452	3,237
23	83	147,568	1.50%	147,568	0	3,237

*	Contract Year “0” represents your Contract issue date.

(1)
Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.

(2)	These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.
Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732

APP A-9

Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated to the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP V Withdrawal Limit	$0	$0
MAV V Withdrawal Limit	n/a	n/a
ROP V Death Benefit	$100,000	$96,153.85
MAV V - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
MAV V - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000

•	The Sub-Account Value is reduced by the amount of the transfer ($5,000).

•
As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

•
As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).

•	Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 into the PPA and then elects to transfer the maximum available transfer from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120

•	Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.

•	Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.

•	Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
Annual Withdrawal Amount	$5,000	$5,206
ROP V	$100,000	$104,120
MAV V - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV V - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880

•	The Benefit Balance is reduced by the amount of the transfer ($4,120).

•
The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.

•	ROP V is increased dollar for dollar for the amount of the transfer ($4,120).

•	The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).

APP A-10

•	The Sub-Account Value is increased by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Premium Payments have been invested in the Fixed Accumulation Feature or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
Guarantee Window	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	111.11(3)	$165,439(4)	0(5)
	21	81	n/a	n/a	n/a(6)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates

APP A-11

guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.

(3)	Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.

(4)
The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.

(5)
The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.

(6)	Interest is no longer credited under the PPA.

(7)	Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the Fixed Accumulation Feature or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Purchase Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
18	78	206,343	206,343	3.00%	0	0		94.63	0

APP A-12

19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(3)	109,455(3)
20 After	80	97,293	0(2)	n/a	97,293(4)	0	$82,720(5)	111.11(6)	12,162(7)
21	81	85,131	n/a	n/a(8)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323

*	Contract Year “0” represents your Contract issue date.

(1)
Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.

(2)	The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.

(3)
In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.

(4)	The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.

(5)
The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.

(6)	A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.

(7)
The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.

(8)	Interest is no longer credited under the PPA.

(9)
In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.

Example 5: Personal Pension Account Transfer Programs - Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.

APP A-13

*
Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.

The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the PPA. The examples assume a $100,000 initial Premium Payment into the Sub-Account(s) with $10,000 initial Deposit into PPA. The examples illustrate the effect of these types of transfers on the components of the Contract in varying market conditions. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(a)	Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Annual Performance(1)	PPA - Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000	$102,000	2.00%	$10,000	$112,000	$5,000
2	97,000	100,000	3.09%	15,300	115,300	5,000
3	95,000	94,500	(0.53)%	20,759	115,259	5,000
4	89,500	95,000	6.15%	26,382	121,382	5,000
5	90,000	98,000	8.89%	32,173	130,173	5,000
6	93,000	106,000	13.98%	38,138	144,138	5,000
7	101,000	104,000	2.97%	44,283	148,283	5,000
8	99,000	105,000	6.06%	50,611	155,611	5,000

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Annual interests of 3% was utilized in determining the Benefit Balance.

(b)	Investment Gains Option
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains(1)(2)	PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(3)
1	$100,000	$99,000	-	$10,000	$10,300
2	99,000	101,000	$1,000	10,300	11,609
3	100,000	95,000		11,609	11,957
4	95,000	93,550	-(4)	11,957	12,316
5	93,550	98,000	-	12,316	12,685
6	98,000	100,000	-	12,685	13,066
7	100,000	99,500	-	13,066	13,458
8	99,500	102,000	2,000	13,458	15,8612

*	Contract Year “0” represents your Contract issue date.

(1)
Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.

(2)	Is the amount transferred to the PPA.

(3)	Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance.

(4)	(4) No transfer to the PPA occurs as there are no Investment Gains.

(c)	Investment Gains Option
Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.

APP A-14

Return of Premium V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP V PPA Transfer Limit Prior to Transfer	ROP V Premiums Prior to Transfer	ROP V Premiums After Transfer
1	$100,000	$99,000	-	$5,000	$100,000	$100,000
2	99,000	101,000	$1,000	5,000	100,000	99,000(1)

*	Contract Year “0” represents your Contract issue date.
Maximum Anniversary Value V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV V PPA Transfer Limit Prior to Transfer	Anniversary Value Prior to Transfer	Anniversary Value (EOY)
1	$100,000	$99,000	-	$5,000	$100,000	$100,000(2)
2	99,000	101,000	$1,000	5,000	100,000	100,000(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.

(2)	The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.

(3)	Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.

(d)	Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age
(60 - 20) / 5 = 8.00%

(e)	Income Path Annual Transfer Schedule with Performance:

		“Prior to Transfer” Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	“After Transfer” Percentages
Contract Year*	Annual Contract Value Performance (1)	Contract Value (BOY)	PPA - Benefit Balance	Contract Value (EOY)	PPA - Benefit Balance	Transfer of Contract Value %	Contract Value	PPA - Benefit Balance
0		60.0%	40.00%	60.0%	40.00%		60.0%	40.00%
1	-0.07	57.53%	42.47%	56.67%(2)	43.33%	0.86%(3)	56.67%	43.33%
2	-0.14	52.20%	47.80%	53.34%	46.66%	0%(4)	52.20%	47.80%
3	0.079	53.36%	46.64%	50.01%	49.99%	3.35%	50.01%	49.99%
4	0.081	51.22%	48.78%	46.67%	53.33%	4.55%	46.67%	53.33%
5	0.066	47.53%	52.47%	43.32%	56.68%	4.21%	43.32%	56.68%
6	-0.024	42.00%	58.00%	40.00%	60.00%	2.00%	40.00%	60.00%

*	Contract Year “0” represents your Contract issue date.

(1)
The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
Calculated as follows: previous year Contract Value percentage - (starting allocation - ending allocation) / number of years from program start date to Target Income Age: 60.00% - (60 - 40) / 6 = 56.67%

(3)	Calculated as follows: Contract Value prior to transfer percentage - Contract Value percentage target: 57.53% - 56.67% = 0.86%

(4)	No transfer occurs because the current allocation exceeds the Target Allocation for that year.

APP A-15

Maximum Anniversary Value V Examples
This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments adjusted for partial Surrenders; and
C = Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Contract Value Performance(2)	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(5)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	105,664	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.

(5)	Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).
Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$133,989(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	138,522(5)(6)(7)(9)	157,001	157,001
3	147,189	7,850	142,150(10)	136,700(6)	149,151	149,151
4	134,089	7,458	142,150	124,533(6)	149,151	149,151
5	130,324	7,458	132,020(6)	130,324	138,522	138,522(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.

APP A-16

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).

(7)	The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.
Example 3: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year*	Contract Value "A"(1)(2)	PPA Transfer Limit(3)	Premium Payments "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$132,559(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	136,344(5)(6)(7)(9)	157,001	157,001
3	145,039	7,850	140,074(10)	134,550(6)	146,973	146,973
4	132,130	7,349	140,074	122,575(6)	146,973	146,973
5	128,274	7,349	129,943(6)	128,274	136,344	136,344(9)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)
Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.

(4)
Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.

(5)	The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.

(6)
The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

(7)
The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.

(8)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(9)	Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.

(10)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.
Example 4: Maximum Anniversary Value V Rider Charge Example - Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.

APP A-17

Example 5: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the Surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $140,000.

•	Your total Premium Payments are $120,000.

•	Your Maximum Anniversary Value V component of your Death Benefit is $150,000.

•	Your Personal Pension Account Benefit Balance is $6,000.
The factor for this transaction is 0.92857 and was derived from: 1 - ($10,000/$140,000).
Values after the partial Surrender:

•	Your Contract Value is $130,000.

•	Your total Premium Payments are $120,000.

•	Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.

•	Your Maximum Anniversary Value V component of your death benefit is $139,286.

•	Your PPA Benefit Balance is $16,000.
Return of Premium V Examples
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500.00, an amount equal to the Personal Pension Account Transfer Limit, to the Personal Pension Account. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
0	$100,000		$100,000	$100,000
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	147,539	7,500	142,500(5)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(6)	132,369

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)	Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).

APP A-18

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the Personal Pension Account.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	145,039	7,500	140,085(5)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(6)	129,954

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.

(3)	The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).

(4)	Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.

(5)
The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.

(6)
The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).

Example 3: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial Surrender on ROP V in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000. All Surrenders reduce your ROP V Death Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $85,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $100,000.
The factor for this transaction is 0.94117 and was derived from: 1 - ($5,000/$85,000).
Values after the partial Surrender:

•	Your Contract Value is $80,000.

•	Your total Premium Payments are $100,000.

•	Your ROP V Death Benefit value is $94,118.

APP A-19

Maximum Daily Value Examples
Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit(2)
Monday	$100,000	$100,000	$100,000	$100,000
Tuesday	98,105	100,000	100,000	100,000
Wednesday	98,887	100,000	100,000	100,000
Thursday	101,321(3)	101,321(3)	100,000	101,321
Friday	101,895(3)	101,895(3)	100,000	101,895
Monday	103,676(3)	103,676(3)	100,000	103,676
Tuesday	105,460(3)	105,460(3)	100,000	105,460
Wednesday	105,120	105,460	100,000	105,460
Thursday	103,895	105,460	100,000	105,460
Friday	155,108(4)	155,460(4)	150,000(4)	155,460(4)

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.

(3)	The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.

(4)	The additional Premium Payment increases the Maximum Daily Value and Premium Payments components on a dollar-for-dollar basis.
Example 2: Assume you take a partial Surrender of $5,000 on the following Tuesday (prior to the partial Surrender, the Contract Value was $103,385).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,360(2)	95,164(2)	100,360
Wednesday	99,887	100,360	95,164	100,360
Thursday	99,460	100,360	95,164	100,360
Friday	101,052	101,052(3)	95,164	101,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 - ( $5,000 / $103,385 ) ].

(3)	The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.
Example 3: Assume the same facts as above, and that you have elected Daily Lock Income Benefit and have a Lifetime Benefit Payment available of $5,677 when you take the partial Surrender of $5,000.

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	99,460	100,460	95,000	100,460
Friday	101,052	101,052	95,000	101,052

APP A-20

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.
Example 4: Assume the same facts as Example 3, but instead of a partial Surrender you transfer $5,000 to the PPA on Tuesday. This is an amount equal to the applicable PPA Transfer Limit. Then, on Thursday and during the same Contract Year, you Transfer another $5,000 to the PPA (prior to this second Transfer, the Contract Value is $99,460).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	94,460	95,410(3)	90,224(3)	95,410
Friday	96,052	96052	90,224	96,052

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.

(3)	The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 - ($5,000 / $99,460) ].
Legacy Lock Examples
Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.
Example 1: Assume your initial Deposit is $100,000. At the end of Contract Year 1, you Surrender $5,300, which is equal to the Future6 or Daily Lock Income Benefit Lifetime Benefit Payment. In Contract Year 3, you Surrender $7,000, which is greater than the Lifetime Benefit Payment of $5,300.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$96,820	94,810(3)	100,000(3)	$100,000
2	101,448	$101,448	94,810	100,000	$101,448
3	100,180	$93,180	88,185(4)	98,208(4)	$98,208
4	84,887	$84,887	88,185	98,208	$98,208
5	93,851	$93,851	88,185	98,208	$98,208

*	Contract Year “0” represents your Contract issue date

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrenders.

(3)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1- (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.

(4)
As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 - (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 - (A/(B-C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.

APP A-21

Example 2: Assume your initial Deposit is $100,000. In Contract Year 2, you transfer $10,000 to the PPA; this amount is in excess of the PPA Transfer Limit of $5,600.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$102,120	100,000	100,000	$102,120
2	107,001	$97,001	90,304(3)	90,304(3)	$97,001
3	95,789	$95,789	90,304	90,304	$95,789
4	87,264	$87,264	90,304	90,304	$90,304
5	96,479	$96,479	90,304	90,304	$96,479

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as partial Surrender activity.

(3)
As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 - (A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.

Safety Plus Examples
Example 1: Assume your initial Premium Payment is $100,000. Prior to your first Contract Anniversary, you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you apply an additional subsequent Premium Payment of $15,000.

Contract Year*	Contract Value(1)(2)	Premium Payments	Guaranteed Accumulation Benefit	Credit to Contract Value, if any
0	$100,000	$100,000	$100,000
0.5	145,000	150,000	150,000(3)
1	146,450	150,000	150,000
2	158,166	150,000	150,000
3	182,656(4)	165,000(4)	150,000(4)
4	160,737	165,000	150,000
5	152,700	165,000	150,000
6	166,443	165,000	150,000
7	174,766	165,000	150,000
8	157,289	165,000	150,000
9	143,133	165,000	150,000
10	135,976	165,000	150,000	$ 14,024(5)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.

(3)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.

(4)	The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.

(5)
On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.

APP A-22

Example 2: Assume your initial Premium Payment is $100,000. In Contract Year 1 you transfer $5,000, an amount equal to the PPA Transfer Limit, to the PPA. After the rider maturity date, but prior to the eleventh Contract Anniversary, you transfer an amount equal to your Contract Value to the PPA.

Contract Year*	Contract Value(1)(2)	Guaranteed Accumulation Benefit	Credit to Contract Value, if any	PPA Accumulation Balance(3)
0	$100,000	$100,000		$5,000
1	90,950	95,000(4)		5,150
2	98,226	95,000		5,304
3	104,119	95,000		5,464
4	91,625	95,000		5,627
5	87,044	95,000		5,796
6	94,878	95,000		5,970
7	99,622	95,000		6,149
8	105,101	95,000		6,334
9	98,690	95,000		6,524
10	95,729	95,000	$ 0(5)	6,720
11	0	0		111,064(6)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable.

(2)	Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.

(3)	Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.

(4)	The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.

(5)	On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.

(6)
An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, “Does your Benefit Base Change Under the Rider.”

Example 3: Assume an initial contribution of $100,000, and during Contract Year 4 you make a partial Surrender of$7,000.

Contract Year*	Contract Value(1)(2)	Partial Surrender	Guaranteed Accumulation Benefit
0	$100,000	$0	$100,000
1	93,000	0	100,000
2	84,630	0	100,000
3	88,862	0	100,000
4	94,193	$7,000	92,568(2)
5	97,961	0	92,568
6	96,002	0	92,568
7	102,722	0	92,568
8	110,940	0	92,568
9	105,393	0	92,568
10	106,447	0	92,568(3)

*	Contract Year “0” represents your Contract issue date.

(1)	Does not reflect a Premium Based Charge, if applicable

(2)	The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 - ($7,000 / $94,193).

APP A-23

(3)	Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.
Example 4: A proportional reduction, in the form of a factor, is applied when a transfer to the PPA in excess of the Transfer Limit occurs or when a partial Surrender is made. The formula to calculate the proportional factor is 1 - (A / B):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial surrender on the Safety Plus rider in a down market. Assume a partial Surrender taken in Contract Year 4 equals $8,000. All surrenders reduce the Guaranteed Accumulation Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $90,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $100,000.
The factor for this transaction is 0.911111 and was derived from: 1 - ($8,000/$90,000).
Values after the partial Surrender:

•	Your Contract Value is $82,000.

•	Your total Premium Payments are $100,000.

•	Your Guaranteed Accumulation Benefit value is $91,111.
Future5 and Future6 Examples
Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.
Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Bonus Base are all equal to $100,000. You have elected Future5 - Single Life, and based on your age of 60 you initial Withdrawal Percentage is at 4%. In Contract Years 7, 9, 11 and 12 you take partial Surrender of the amount equal to your available Lifetime Benefit Payment. In Contract Year 10, you take a partial Surrender of $10,000.

Contract Year*	Age	Contract Value(1)(2)	Deferral Bonus	Withdrawal Percentage	Lifetime Benefit Payment	Surrender Amount	Payment Base at End of Each Contract Year	Bonus Base at End of Each Contract Year
0	60	$100,000	$0	4%	$4,000	$0	$100,000	$100,000
1	61	93,930	5,000	4%	4,200	0	105,000(3)	100,000
2	62	101,632	5,000	4%	4,400	0	110,000	100,000
3	63	106,694	5,000	4%	4,600	0	115,000	100,000
4	64	118,408	5,000	4%	4,800	0	120,000	100,000
5	65	125,726	5,000	5%	6,286(4)	0	125,726(5)	125,726(5)
6	66	137,306	6,286	5%	6,865	0	137,306	137,306
7	67	127,722	6,865	5%	7,209	7,209(6)	144,171	0(6)
8	68	126,683	0	5%	7,209	0	144,171	0
9	69	134,538	0	5%	7,209	7,209	144,171	0
10	70	138,025	0	5%	7,209	10,000(7)	141,094(7)	0
11	71	140,955	0	5%	7,055	7,055	141,094	0
12	72	141,319	0	5%	7,066	7,066	141,319	0

*	Contract Year “0” represents your Contract issue date.

(1)
Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)	Does not reflect a Premium Based Charge, if applicable.

(3)	The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.

(4)
The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.

APP A-24

(5)	Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.

(6)
A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.

(7)	A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 - ($2,791 / ($138,025 - $7,209)).
Example 2: Assume the election of Future5 and Maximum Anniversary Value V, with an initial Premium Payment of
$100,000 at age 65. In Contract Year 2, a transfer to the PPA equal to the Transfer Limit occurs. In Contract Year 4, a transfer in excess of the Transfer Limit occurs.

Contract Year*	Contract Value(1)	Future5 Payment Base at Beginning of Each Contract Year	MAV V Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / Lifetime Benefit Payment(2)	Transfer to PPA	Future5 Payment Base at End of Each Contract Year	MAV V Death Benefit at End of Each Contract Year
0	$100,000	$100,000	100,000	$5,000	$0	$100,000	$100,000
1	93,930	105,000	100,000	5,250	0	105,000	100,000
2	101,632	110,000	101,632	5,500	5,500(3)	104,500	96,132
3	100,920	109,500	100,920	5,475	0	109,500	100,920
4	112,001	114,500	112,001	5,725	10,000(4)	104,399(4)	102,001(4)
5	108,304	108,304	108,304	5,415	0	108,304	108,304
6	118,279	118,279	118,279	5,914	0	118,279	118,279
7	110,023	118,279	118,279	5,914	0	118,279	118,279
8	115,656	118,279	118,279	5,914	0	118,279	118,279

(1)
Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.

(2)
When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.

(3)	The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.

(4)
The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 - (($10,000 - $5,725) / ($112,001 - $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0

(5)	Does not reflect a Premium Based Charge, if applicable.
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or Lifetime Benefit Payment, if applicable. The factor can be calculated as 1 - (A / ( B − C):
A = The amount of the surrender or transfer that exceeds the Threshold Payment, Lifetime Benefit Payment, or Transfer Limit,
B = The Contract Value immediately prior to the transaction, and
C = The remaining Threshold Payment, Lifetime Benefit Payment or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on with Future5 or Future6. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:

•	Your Contract Value is $200,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $225,000.

•	Your Deferral Bonus Base is $210,000.

APP A-25

•	Your Personal Pension Account Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).
Values after the partial Surrender:

•	Your Contract Value is $185,000.

•	Your total Premium Payments are $180,000.

•	Your Payment Base is $208,125.

•	Your Deferral Bonus Base is $0.

•	Your PPA Benefit Balance is $25,000.
Daily Lock Income Benefit Examples
Example 1: Assume your initial Premium Payment is $100,000, you are age 67, and you elected Daily Lock Income Benefit - Single Life Option. No partial Surrenders have occurred.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit(2)
Monday	$100,000	$100,000	$100,000	$100,000	$5,000	$5,000
Tuesday	98,105	100,000	100,000	100,000	5,000	5,000
Wednesday	98,887	100,000	100,000	100,000	5,000	5,000
Thursday	101,321	101,321(3)	100,000	100,000	5,066(3)	5,000
Friday	101,895	101,895(3)	100,000	100,000	5,094(3)	5,000
Monday	103,676	103,676(3)	100,000	100,000	5,183(3)	5,000
Tuesday	105,460	105,460(3)	100,000	100,000	5,273(3)	5,000
Wednesday	105,120	105,460	100,000	100,000	5,273	5,000
Thursday	103,895	105,460	100,000	100,000	5,273	5,000
Friday	105,108	105,460	100,000	100,000	5,273	5,000

(1)	Does not reflect Premium Based Charge, if applicable.

(2)	PPA Transfer Limit does not increase due to Market Increases.

(3)	When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.
Example 2: Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$102,568	$105,460	$100,000	$100,000	$5,273	$5,000
Tuesday	104,385	106,000(2)	106,000	100,000	5,300	5,300(3)
Wednesday	105,887	106,000	106,000	100,000	5,300	5,300
Thursday	105,460	106,000	106,000	100,000	5,300	5,300
Friday	107,459	107,459	106,000	100,000	5,373	5,300

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.

(3)	The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.
Example 3: Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first partial Surrender of $473 that represents one-twelfth of your Lifetime Benefit Payment (prior to the partial Surrender, the Contract Value was $112,931).

APP A-26

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$110,941	$110,941	$106,000	$100,000	$5,547	$5,300
Tuesday	112,576	112,576	106,000	100,000	5,629	5,300
Wednesday	111,892	112,576	106,000	100,000	5,629	5,300
Thursday	113,540(2)	113,540(2)	113,540	113,540(2)	5,677	5,677
Friday	112,137	113,540	113,540	113,540	5,677	5,677
Monday	111,244	113,540	113,540	113,540	5,677	5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	112,458	113,540	113,540	0(3)	5,677	5,677
Thursday	112,044	113,540	113,540	0	5,677	5,677
Friday	114,286	114,286(4)	113,540	0	5,677(4)	5,677

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.

(3)	The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.

(4)	Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.
Example 4: Assume the same facts as above, but instead you make a partial Surrender of $10,000 instead of one-twelfth of the Lifetime Benefit Payment.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$111,244	$113,540	$113,540	$113,540	$5,677	$5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	103,404	108,964(2)	108,964(2)	0(2)	5,459(2)	5,459(2)
Thursday	102,517	108,964	108,964	0	5,459	5,459
Friday	104,759	108,964	108,964	0	5,459	5,459

(1)	Does not reflect Premium Based Charge, if applicable.

(2)
The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 - ( ($10,000 − $5,677) / ($112,931 - $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

APP A-27

Appendix B — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the SAI.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits.

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APP B-1

Talcott Resolution Life Insurance Company
B Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609	$—	$—
Accumulation Unit Value at end of period	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	4	2	2	2	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120	$—	$—
Accumulation Unit Value at end of period	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	3	2	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258	$—	$—
Accumulation Unit Value at end of period	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	6	6	2	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575	$—	$—
Accumulation Unit Value at end of period	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	6	6	5	3	3	1	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621	$—	$—
Accumulation Unit Value at end of period	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	79	86	111	118	134	150	27	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.908	$10.316	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.871	$10.908	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.023	$9.991	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.870	$10.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	14	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.992	$9.913	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.767	$9.992	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—

APP B-2

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.664	$10.431	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.547	$10.664	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.885	$10.558	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.646	$10.885	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.710	$10.466	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.587	$10.710	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	206	258	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.816	$10.481	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.525	$10.816	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	172	213	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.704	$10.501	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.209	$10.704	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	90	94	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.863	$10.669	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.863	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182	$—	$—
Accumulation Unit Value at end of period	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	23	24	27	45	62	4	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104	$—	$—
Accumulation Unit Value at end of period	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	27	33	34	48	59	3	—	—

APP B-3

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712	$—	$—
Accumulation Unit Value at end of period	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	7	7	7	7	5	1	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.041	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.019	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,959	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.783	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.248	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	268	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052	$—	$—
Accumulation Unit Value at end of period	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	49	65	74	71	82	87	19	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458	$—	$—
Accumulation Unit Value at end of period	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	10	11	12	8	7	6	1	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638	$—	$—
Accumulation Unit Value at end of period	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	5	4	4	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648	$10.518	$—	$—
Accumulation Unit Value at end of period	$15.090	$15.890	$14.599	$12.905	$13.988	$13.470	$11.908	$10.648	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	21	14	14	22	20	15	2	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089	$10.004	$—	$—
Accumulation Unit Value at end of period	$15.258	$17.316	$16.063	$14.433	$15.092	$14.385	$11.354	$10.089	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	3	2	1	—	—

APP B-4

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489	$10.334	$—	$—
Accumulation Unit Value at end of period	$16.983	$18.817	$17.496	$15.189	$16.101	$15.140	$11.900	$10.489	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	72	86	100	106	108	106	23	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382	$11.105	$—	$—
Accumulation Unit Value at end of period	$21.802	$23.139	$19.343	$16.793	$17.561	$16.274	$12.641	$11.382	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	39	49	51	54	56	56	12	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221	$11.030	$—	$—
Accumulation Unit Value at end of period	$20.073	$23.225	$21.143	$16.355	$17.800	$17.831	$13.184	$11.221	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	1	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283	$10.283	$—	$—
Accumulation Unit Value at end of period	$12.292	$12.655	$12.194	$11.379	$11.927	$11.798	$11.510	$10.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	19	20	20	18	15	2	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725	$—	$—
Accumulation Unit Value at end of period	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	61	71	86	94	97	100	119	37	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796	$—	$—
Accumulation Unit Value at end of period	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559	$—	$—
Accumulation Unit Value at end of period	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	56	67	78	80	86	98	33	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.463	$11.758	$11.636	$10.868	$10.670	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.737	$15.463	$11.758	$11.636	$10.868	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	—	—	—	—	—	—

APP B-5

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$9.238	$—	$—
Accumulation Unit Value at end of period	$23.549	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	15	15	24	19	21	3	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$10.047	$—	$—
Accumulation Unit Value at end of period	$13.493	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	23	23	24	24	24	23	8	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756	$—	$—
Accumulation Unit Value at end of period	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	47	62	74	69	69	79	20	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486	$—	$—
Accumulation Unit Value at end of period	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	73	73	72	82	74	65	22	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$10.311	$—	$—
Accumulation Unit Value at end of period	$10.754	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	111	112	107	105	102	106	62	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949	$—	$—
Accumulation Unit Value at end of period	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	13	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$9.366	$—	$—
Accumulation Unit Value at end of period	$17.471	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	7	8	10	1	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013	$—	$—
Accumulation Unit Value at end of period	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	4	11	5	4	4	—	—	—
APP B-6

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220	$—	$—
Accumulation Unit Value at end of period	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	23	29	27	32	42	4	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	46	49	50	19	13	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871	$—	$—
Accumulation Unit Value at end of period	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	65	82	86	85	88	88	31	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954	$—	$—
Accumulation Unit Value at end of period	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	3	3	3	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491	$—	$—
Accumulation Unit Value at end of period	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	4	4	3	1	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486	$—	$—
Accumulation Unit Value at end of period	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	10	10	10	10	7	5	6	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333	$—	$—
Accumulation Unit Value at end of period	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	39	45	54	57	61	73	42	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603	$—	$—
Accumulation Unit Value at end of period	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-7

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277	$—	$—
Accumulation Unit Value at end of period	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202	$—	$—
Accumulation Unit Value at end of period	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	2	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058	$—	$—
Accumulation Unit Value at end of period	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	22	21	20	20	21	17	6	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368	$—	$—
Accumulation Unit Value at end of period	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	3	3	2	1	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809	$—	$—
Accumulation Unit Value at end of period	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	48	63	75	82	96	99	24	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156	$—	$—
Accumulation Unit Value at end of period	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	10	11	12	12	12	10	—	—
PIMCO Global-Multi Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084	$—	$—
Accumulation Unit Value at end of period	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-8

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544	$—	$—
Accumulation Unit Value at end of period	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	26	29	28	43	53	3	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388	$—	$—
Accumulation Unit Value at end of period	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	4	1	—	30	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.701	$10.535	$10.156	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.936	$13.701	$10.535	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	119	155	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726	$—	$—
Accumulation Unit Value at end of period	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	28	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492	$9.770	$—	$—
Accumulation Unit Value at end of period	$11.508	$13.714	$11.836	$11.124	$11.995	$13.599	$11.140	$9.492	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	64	77	85	87	81	81	16	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909	$10.063	$—	$—
Accumulation Unit Value at end of period	$11.463	$11.323	$11.199	$10.958	$11.536	$11.418	$11.319	$9.909	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	15	15	14	15	14	3	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877	$10.050	$—	$—
Accumulation Unit Value at end of period	$14.937	$17.663	$15.019	$13.809	$14.873	$15.414	$11.876	$9.877	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	75	98	108	113	105	105	24	—	—

APP B-9

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Rational Insider Buying VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.764	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150	$11.686
Accumulation Unit Value at end of period	$26.565	$28.764	$24.599	$22.271	$24.111	$24.742	$18.849	$15.448	$15.669	$12.150
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	6	7	7	3	3	3	2	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$10.300	$—	$—
Accumulation Unit Value at end of period	$17.180	$18.630	$15.956	$14.468	$15.687	$16.122	$12.300	$10.096	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	9	8	9	—	—	—
Rational Trend Aggregation VA Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.696	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187	$11.503
Accumulation Unit Value at end of period	$20.602	$21.696	$22.157	$20.818	$21.582	$19.689	$16.495	$14.872	$13.960	$12.187
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	7	9	5	3	3	1	—
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$10.217	$—	$—
Accumulation Unit Value at end of period	$14.293	$15.075	$15.419	$14.508	$15.063	$13.763	$11.548	$10.427	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	49	54	58	181	137	5	—	—	—
C Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499	$—	$—
Accumulation Unit Value at end of period	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351	$—	$—
Accumulation Unit Value at end of period	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215	$—	$—
Accumulation Unit Value at end of period	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511	$—	$—
Accumulation Unit Value at end of period	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567	$—	$—
Accumulation Unit Value at end of period	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-10

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.869	$10.291	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.752	$10.869	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$9.966	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.751	$9.987	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.955	$9.889	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.649	$9.955	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.625	$10.406	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.432	$10.625	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.846	$10.533	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.530	$10.846	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.672	$10.440	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.460	$10.672	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.777	$10.456	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.398	$10.777	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.666	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.098	$10.666	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-11

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.824	$10.643	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.143	$10.824	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121	$—	$—
Accumulation Unit Value at end of period	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037	$—	$—
Accumulation Unit Value at end of period	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648	$—	$—
Accumulation Unit Value at end of period	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.027	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.945	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.769	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.179	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180	$—	$—
Accumulation Unit Value at end of period	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	5	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899	$—	$—
Accumulation Unit Value at end of period	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—

APP B-12

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275	$—	$—
Accumulation Unit Value at end of period	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762	$—	$—
Accumulation Unit Value at end of period	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875	$—	$—
Accumulation Unit Value at end of period	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465	$—	$—
Accumulation Unit Value at end of period	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999	$—	$—
Accumulation Unit Value at end of period	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	7	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898	$—	$—
Accumulation Unit Value at end of period	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335	$—	$—
Accumulation Unit Value at end of period	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666	$—	$—
Accumulation Unit Value at end of period	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	3	4	7	—	—	—
APP B-13

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730	$—	$—
Accumulation Unit Value at end of period	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495	$—	$—
Accumulation Unit Value at end of period	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	4	6	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.981	$11.489	$11.466	$10.801	$10.652	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$14.981	$11.489	$11.466	$10.801	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$9.177	$—	$—
Accumulation Unit Value at end of period	$22.017	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$9.980	$—	$—
Accumulation Unit Value at end of period	$12.615	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698	$—	$—
Accumulation Unit Value at end of period	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416	$—	$—
Accumulation Unit Value at end of period	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	12	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$10.243	$—	$—
Accumulation Unit Value at end of period	$10.054	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-14

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883	$—	$—
Accumulation Unit Value at end of period	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	4	5	2	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$9.303	$—	$—
Accumulation Unit Value at end of period	$16.334	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951	$—	$—
Accumulation Unit Value at end of period	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873	$—	$—
Accumulation Unit Value at end of period	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.371	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763	$—	$—
Accumulation Unit Value at end of period	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246	$—	$—
Accumulation Unit Value at end of period	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306	$—	$—
Accumulation Unit Value at end of period	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—

APP B-15

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729	$—	$—
Accumulation Unit Value at end of period	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748	$—	$—
Accumulation Unit Value at end of period	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218	$—	$—
Accumulation Unit Value at end of period	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591	$—	$—
Accumulation Unit Value at end of period	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140	$—	$—
Accumulation Unit Value at end of period	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946	$—	$—
Accumulation Unit Value at end of period	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	5	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904	$—	$—
Accumulation Unit Value at end of period	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441	$—	$—
Accumulation Unit Value at end of period	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—

APP B-16

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088	$—	$—
Accumulation Unit Value at end of period	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016	$—	$—
Accumulation Unit Value at end of period	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481	$—	$—
Accumulation Unit Value at end of period	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864	$—	$—
Accumulation Unit Value at end of period	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.518	$10.483	$10.145	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.634	$13.518	$10.483	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908	$—	$—
Accumulation Unit Value at end of period	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969	$—	$—
Accumulation Unit Value at end of period	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907	$—	$—
Accumulation Unit Value at end of period	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	8	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522	$—	$—
Accumulation Unit Value at end of period	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-17

I Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714	$—	$—
Accumulation Unit Value at end of period	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247	$—	$—
Accumulation Unit Value at end of period	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275	$—	$—
Accumulation Unit Value at end of period	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602	$—	$—
Accumulation Unit Value at end of period	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644	$—	$—
Accumulation Unit Value at end of period	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.925	$10.327	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.921	$10.925	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.038	$10.001	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.920	$10.038	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.007	$9.923	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.816	$10.007	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-18

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.680	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.595	$10.680	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.902	$10.569	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.695	$10.902	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.727	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.640	$10.727	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.832	$10.492	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.578	$10.832	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.720	$10.512	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.720	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.879	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.301	$10.879	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207	$—	$—
Accumulation Unit Value at end of period	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132	$—	$—
Accumulation Unit Value at end of period	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
APP B-19

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739	$—	$—
Accumulation Unit Value at end of period	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.049	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.789	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169	$—	$—
Accumulation Unit Value at end of period	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579	$—	$—
Accumulation Unit Value at end of period	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744	$—	$—
Accumulation Unit Value at end of period	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538	$—	$—
Accumulation Unit Value at end of period	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116	$—	$—
Accumulation Unit Value at end of period	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-20

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910	$—	$—
Accumulation Unit Value at end of period	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606	$—	$—
Accumulation Unit Value at end of period	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880	$—	$—
Accumulation Unit Value at end of period	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570	$—	$—
Accumulation Unit Value at end of period	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749	$—	$—
Accumulation Unit Value at end of period	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823	$—	$—
Accumulation Unit Value at end of period	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585	$—	$—
Accumulation Unit Value at end of period	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.666	$11.871	$11.706	$10.896	$10.678	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.983	$15.666	$11.871	$11.706	$10.896	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-21

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$9.264	$—	$—
Accumulation Unit Value at end of period	$24.211	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$10.074	$—	$—
Accumulation Unit Value at end of period	$13.872	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780	$—	$—
Accumulation Unit Value at end of period	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	2	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514	$—	$—
Accumulation Unit Value at end of period	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	2	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$10.340	$—	$—
Accumulation Unit Value at end of period	$11.056	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976	$—	$—
Accumulation Unit Value at end of period	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	8	1	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$9.391	$—	$—
Accumulation Unit Value at end of period	$17.962	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038	$—	$—
Accumulation Unit Value at end of period	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-22

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331	$—	$—
Accumulation Unit Value at end of period	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.902	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978	$—	$—
Accumulation Unit Value at end of period	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	2	2	—	—	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062	$—	$—
Accumulation Unit Value at end of period	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611	$—	$—
Accumulation Unit Value at end of period	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583	$—	$—
Accumulation Unit Value at end of period	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429	$—	$—
Accumulation Unit Value at end of period	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-23

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693	$—	$—
Accumulation Unit Value at end of period	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396	$—	$—
Accumulation Unit Value at end of period	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227	$—	$—
Accumulation Unit Value at end of period	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159	$—	$—
Accumulation Unit Value at end of period	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471	$—	$—
Accumulation Unit Value at end of period	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916	$—	$—
Accumulation Unit Value at end of period	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184	$—	$—
Accumulation Unit Value at end of period	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111	$—	$—
Accumulation Unit Value at end of period	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-24

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570	$—	$—
Accumulation Unit Value at end of period	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500	$—	$—
Accumulation Unit Value at end of period	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.777	$10.556	$10.160	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.062	$13.777	$10.556	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840	$—	$—
Accumulation Unit Value at end of period	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384	$—	$—
Accumulation Unit Value at end of period	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	2	2	—	—	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590	$—	$—
Accumulation Unit Value at end of period	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	2	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499	$—	$—
Accumulation Unit Value at end of period	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153	$—	$—
Accumulation Unit Value at end of period	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-25

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357	$—	$—
Accumulation Unit Value at end of period	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218	$—	$—
Accumulation Unit Value at end of period	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515	$—	$—
Accumulation Unit Value at end of period	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570	$—	$—
Accumulation Unit Value at end of period	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	4	4	5	9	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.871	$10.293	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$10.871	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.989	$9.968	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.758	$9.989	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.958	$9.890	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.656	$9.958	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.627	$10.407	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.439	$10.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-26

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.848	$10.534	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.537	$10.848	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.674	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.467	$10.674	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.779	$10.457	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.406	$10.779	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.668	$10.477	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.104	$10.668	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.826	$10.644	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.150	$10.826	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124	$—	$—
Accumulation Unit Value at end of period	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	4	5	6	11	14	3	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041	$—	$—
Accumulation Unit Value at end of period	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	6	6	10	12	3	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651	$—	$—
Accumulation Unit Value at end of period	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	5	5	—	—	—	—	—

APP B-27

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.028	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.949	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	190	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.770	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.183	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806	$—	$—
Accumulation Unit Value at end of period	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	17	18	19	21	26	3	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047	$—	$—
Accumulation Unit Value at end of period	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	1	1	—	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281	$—	$—
Accumulation Unit Value at end of period	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	—	—	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424	$—	$—
Accumulation Unit Value at end of period	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915	$—	$—
Accumulation Unit Value at end of period	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242	$—	$—
Accumulation Unit Value at end of period	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	14	17	19	19	20	23	—	—	—

APP B-28

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005	$—	$—
Accumulation Unit Value at end of period	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	8	9	10	11	—	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931	$—	$—
Accumulation Unit Value at end of period	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191	$—	$—
Accumulation Unit Value at end of period	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670	$—	$—
Accumulation Unit Value at end of period	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	19	25	27	41	51	40	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734	$—	$—
Accumulation Unit Value at end of period	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499	$—	$—
Accumulation Unit Value at end of period	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	17	25	26	39	46	35	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.009	$11.505	$11.476	$10.805	$10.653	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.191	$15.009	$11.505	$11.476	$10.805	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$9.180	$—	$—
Accumulation Unit Value at end of period	$22.104	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	1	—	—

APP B-29

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$9.984	$—	$—
Accumulation Unit Value at end of period	$12.665	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	1	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701	$—	$—
Accumulation Unit Value at end of period	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	6	9	10	18	20	14	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420	$—	$—
Accumulation Unit Value at end of period	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	18	19	18	18	16	12	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$10.247	$—	$—
Accumulation Unit Value at end of period	$10.094	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887	$—	$—
Accumulation Unit Value at end of period	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$9.307	$—	$—
Accumulation Unit Value at end of period	$16.399	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	7	5	7	2	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954	$—	$—
Accumulation Unit Value at end of period	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909	$—	$—
Accumulation Unit Value at end of period	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	3	4	1	—	—

APP B-30

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.393	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068	$—	$—
Accumulation Unit Value at end of period	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	10	13	17	18	18	21	9	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252	$—	$—
Accumulation Unit Value at end of period	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282	$—	$—
Accumulation Unit Value at end of period	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478	$—	$—
Accumulation Unit Value at end of period	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754	$—	$—
Accumulation Unit Value at end of period	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	8	15	16	18	23	15	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619	$—	$—
Accumulation Unit Value at end of period	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287	$—	$—
Accumulation Unit Value at end of period	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
APP B-31

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144	$—	$—
Accumulation Unit Value at end of period	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312	$—	$—
Accumulation Unit Value at end of period	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	3	3	1	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489	$—	$—
Accumulation Unit Value at end of period	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659	$—	$—
Accumulation Unit Value at end of period	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	14	17	21	22	23	28	3	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092	$—	$—
Accumulation Unit Value at end of period	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020	$—	$—
Accumulation Unit Value at end of period	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484	$—	$—
Accumulation Unit Value at end of period	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	6	5	10	11	3	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870	$—	$—
Accumulation Unit Value at end of period	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	3	—	—	—	—	—

APP B-32

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914	$—	$—
Accumulation Unit Value at end of period	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682	$—	$—
Accumulation Unit Value at end of period	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	10	12	12	14	2	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973	$—	$—
Accumulation Unit Value at end of period	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960	$—	$—
Accumulation Unit Value at end of period	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	19	21	20	20	23	1	—	—
(a) Inception date April 20, 2018.
Talcott Resolution Life and Annuity Insurance Company
B Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$12.609	$—	$—
Accumulation Unit Value at end of period	$19.316	$20.773	$18.084	$17.427	$17.317	$16.273	$14.087	$12.506	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	33	26	38	62	64	60	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$15.120	$—	$—
Accumulation Unit Value at end of period	$28.718	$34.125	$30.436	$24.549	$26.201	$24.206	$17.702	$15.039	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	28	32	18	23	20	49	22	—	—

APP B-33

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$9.258	$—	$—
Accumulation Unit Value at end of period	$19.751	$20.201	$15.614	$15.082	$14.520	$13.158	$10.273	$9.111	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	52	60	66	75	27	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$9.575	$—	$—
Accumulation Unit Value at end of period	$19.139	$22.132	$19.985	$16.391	$16.763	$14.515	$11.247	$9.740	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	27	5	12	4	2	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$9.621	$—	$—
Accumulation Unit Value at end of period	$18.293	$20.295	$18.814	$15.744	$16.511	$14.721	$11.269	$9.899	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	111	126	148	183	219	228	168	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.908	$10.316	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.871	$10.908	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	113	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.023	$9.991	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.870	$10.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	134	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.992	$9.913	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.767	$9.992	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	78	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.664	$10.431	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.547	$10.664	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	43	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.885	$10.558	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.646	$10.885	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	—	—	—	—	—	—	—	—

APP B-34

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.710	$10.466	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.587	$10.710	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,141	1,259	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.816	$10.481	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.525	$10.816	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	896	965	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.704	$10.501	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.209	$10.704	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	506	487	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.863	$10.669	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.863	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$9.182	$—	$—
Accumulation Unit Value at end of period	$20.295	$20.002	$15.143	$15.262	$14.409	$13.360	$10.081	$8.934	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	130	186	198	232	259	160	2	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$10.104	$—	$—
Accumulation Unit Value at end of period	$18.500	$20.112	$17.378	$15.071	$15.294	$14.114	$11.446	$10.295	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	142	178	236	235	261	150	2	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$9.712	$—	$—
Accumulation Unit Value at end of period	$12.565	$13.683	$12.112	$11.744	$11.941	$11.791	$10.372	$9.494	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	86	95	99	125	115	115	77	—	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.041	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.019	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7,717	—	—	—	—	—	—	—	—	—

APP B-35

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.783	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.248	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,328	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$14.052	$—	$—
Accumulation Unit Value at end of period	$27.788	$29.958	$24.800	$23.171	$23.225	$20.937	$16.092	$13.946	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	203	222	266	305	351	387	250	24	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$14.458	$—	$—
Accumulation Unit Value at end of period	$24.578	$29.026	$24.238	$21.797	$22.303	$21.171	$15.684	$13.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	27	31	40	44	56	42	29	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$12.638	$—	$—
Accumulation Unit Value at end of period	$15.269	$15.815	$14.801	$13.792	$14.156	$13.783	$13.868	$12.663	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	13	12	14	16	16	3	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224	$10.099	$—	$—
Accumulation Unit Value at end of period	$14.489	$15.257	$14.018	$12.391	$13.431	$12.934	$11.434	$10.224	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	65	68	75	96	94	93	75	2	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110	$10.025	$—	$—
Accumulation Unit Value at end of period	$15.290	$17.352	$16.097	$14.463	$15.123	$14.415	$11.378	$10.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	16	16	20	17	16	13	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284	$10.133	$—	$—
Accumulation Unit Value at end of period	$16.651	$18.450	$17.155	$14.892	$15.787	$14.844	$11.668	$10.284	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	204	216	237	298	320	346	224	3	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615	$10.356	$—	$—
Accumulation Unit Value at end of period	$20.332	$21.579	$18.039	$15.661	$16.378	$15.177	$11.789	$10.615	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	91	99	113	142	154	169	86	2	—	—

APP B-36

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599	$10.419	$—	$—
Accumulation Unit Value at end of period	$18.961	$21.938	$19.972	$15.449	$16.814	$16.843	$12.454	$10.599	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	48	55	23	27	52	16	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970	$9.971	$—	$—
Accumulation Unit Value at end of period	$11.919	$12.271	$11.823	$11.033	$11.564	$11.439	$11.161	$9.970	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	46	43	42	110	36	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$8.725	$—	$—
Accumulation Unit Value at end of period	$17.191	$18.642	$15.403	$14.731	$14.712	$13.834	$10.038	$8.559	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	191	226	275	311	345	305	8	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$9.796	$—	$—
Accumulation Unit Value at end of period	$23.108	$23.789	$19.686	$18.783	$17.736	$15.407	$11.447	$9.821	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	9	9	9	8	1	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$9.559	$—	$—
Accumulation Unit Value at end of period	$19.748	$21.048	$17.937	$15.756	$16.085	$14.368	$10.990	$9.763	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	165	191	250	276	320	275	7	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.463	$11.758	$11.636	$10.868	$10.670	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.737	$15.463	$11.758	$11.636	$10.868	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	1	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$9.238	$—	$—
Accumulation Unit Value at end of period	$23.549	$23.633	$18.278	$18.541	$16.742	$14.805	$11.004	$8.752	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	23	48	53	22	18	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$10.047	$—	$—
Accumulation Unit Value at end of period	$13.493	$14.097	$13.222	$11.675	$12.313	$12.113	$11.483	$10.136	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	82	94	43	42	63	43	—	—	—
APP B-37

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$8.756	$—	$—
Accumulation Unit Value at end of period	$11.768	$14.616	$11.770	$11.736	$11.621	$12.202	$10.127	$8.501	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	127	128	164	187	204	222	160	5	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$10.486	$—	$—
Accumulation Unit Value at end of period	$12.087	$12.278	$11.792	$11.389	$11.557	$11.007	$11.265	$10.570	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	177	189	186	197	268	198	274	1	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$10.311	$—	$—
Accumulation Unit Value at end of period	$10.754	$10.765	$10.716	$10.651	$10.577	$10.378	$10.656	$10.369	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	64	77	86	97	4	6	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$9.949	$—	$—
Accumulation Unit Value at end of period	$9.731	$9.671	$9.657	$9.657	$9.729	$9.802	$9.876	$9.941	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	6	19	234	171	205	137	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$9.366	$—	$—
Accumulation Unit Value at end of period	$17.471	$19.627	$17.173	$15.235	$15.866	$14.374	$10.990	$9.479	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	51	58	70	85	90	58	1	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$11.013	$—	$—
Accumulation Unit Value at end of period	$13.634	$14.711	$13.481	$12.168	$12.811	$12.198	$12.106	$11.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	27	32	33	42	22	15	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$13.220	$—	$—
Accumulation Unit Value at end of period	$20.627	$22.969	$20.481	$18.737	$20.064	$18.726	$14.618	$12.950	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	59	72	78	92	59	3	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.744	$9.777	$9.837	$9.901	$9.964	$9.993	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.806	$9.744	$9.777	$9.837	$9.901	$9.964	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	39	77	96	5	50	—	—	—	—

APP B-38

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$12.871	$—	$—
Accumulation Unit Value at end of period	$16.536	$19.629	$16.098	$16.317	$16.864	$16.959	$14.378	$12.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	218	231	289	312	334	360	258	85	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$12.954	$—	$—
Accumulation Unit Value at end of period	$19.738	$22.474	$19.729	$17.548	$18.452	$17.829	$13.969	$12.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	34	41	53	62	81	78	69	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$14.491	$—	$—
Accumulation Unit Value at end of period	$22.477	$26.702	$23.632	$21.268	$22.711	$22.392	$16.441	$14.560	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	46	51	59	70	100	82	69	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$12.486	$—	$—
Accumulation Unit Value at end of period	$17.667	$18.526	$17.074	$15.326	$15.666	$15.111	$14.061	$12.576	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	36	36	21	25	37	37	14	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$12.333	$—	$—
Accumulation Unit Value at end of period	$21.662	$23.740	$21.225	$18.458	$19.241	$18.075	$13.401	$12.198	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	151	180	218	225	248	190	18	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$11.603	$—	$—
Accumulation Unit Value at end of period	$21.167	$23.193	$20.590	$17.696	$18.336	$17.144	$12.697	$11.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	15	16	17	27	28	16	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$14.277	$—	$—
Accumulation Unit Value at end of period	$33.998	$33.414	$25.657	$25.273	$23.707	$21.955	$16.190	$13.919	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	13	27	16	20	10	9	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$9.202	$—	$—
Accumulation Unit Value at end of period	$17.512	$17.935	$14.289	$13.219	$13.597	$14.794	$10.545	$8.779	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	31	38	39	65	20	—	—	—

APP B-39

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$12.058	$—	$—
Accumulation Unit Value at end of period	$13.755	$14.031	$13.555	$13.118	$13.281	$12.656	$12.905	$12.133	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	346	378	383	411	499	600	576	444	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$12.368	$—	$—
Accumulation Unit Value at end of period	$19.257	$20.592	$18.501	$17.113	$17.325	$16.111	$13.657	$12.391	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	31	51	33	50	53	33	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$12.809	$—	$—
Accumulation Unit Value at end of period	$25.208	$28.304	$24.277	$21.477	$21.821	$19.930	$14.794	$12.849	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	279	306	363	435	483	575	425	178	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$10.156	$—	$—
Accumulation Unit Value at end of period	$12.220	$13.008	$11.548	$10.295	$11.411	$11.433	$11.495	$10.078	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	25	26	29	29	32	12	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$10.084	$—	$—
Accumulation Unit Value at end of period	$10.888	$11.611	$10.252	$9.929	$10.020	$9.645	$10.541	$9.754	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	4	5	2	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$9.544	$—	$—
Accumulation Unit Value at end of period	$12.847	$14.487	$11.855	$11.075	$12.252	$12.221	$10.320	$9.462	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	162	215	245	245	256	148	1	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$13.388	$—	$—
Accumulation Unit Value at end of period	$27.552	$30.304	$25.681	$22.745	$23.612	$21.095	$16.035	$13.528	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	4	4	6	6	5	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.701	$10.535	$10.156	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.936	$13.701	$10.535	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	138	175	244	—	—	—	—	—	—	—

APP B-40

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$13.726	$—	$—
Accumulation Unit Value at end of period	$29.400	$32.038	$26.247	$23.577	$24.259	$21.435	$15.967	$13.756	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420	$9.696	$—	$—
Accumulation Unit Value at end of period	$11.421	$13.611	$11.747	$11.041	$11.904	$13.496	$11.057	$9.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	221	228	269	305	319	291	219	1	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354	$9.499	$—	$—
Accumulation Unit Value at end of period	$10.821	$10.689	$10.572	$10.344	$10.890	$10.779	$10.685	$9.354	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	70	69	70	68	69	62	1	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739	$9.910	$—	$—
Accumulation Unit Value at end of period	$14.729	$17.417	$14.809	$13.617	$14.665	$15.199	$11.710	$9.739	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	212	214	258	304	324	323	166	4	—	—
C Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$13.499	$—	$—
Accumulation Unit Value at end of period	$19.464	$21.112	$18.535	$18.015	$18.053	$17.110	$14.937	$13.374	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	6	9	7	8	4	4	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$17.351	$—	$—
Accumulation Unit Value at end of period	$31.018	$37.172	$33.437	$27.199	$29.277	$27.279	$20.119	$17.239	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	4	4	6	6	—	—

APP B-41

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$9.215	$—	$—
Accumulation Unit Value at end of period	$18.506	$19.089	$14.880	$14.496	$14.074	$12.863	$10.128	$9.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	3	3	4	6	—	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$9.511	$—	$—
Accumulation Unit Value at end of period	$17.894	$20.869	$19.005	$15.721	$16.215	$14.160	$11.065	$9.664	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$9.567	$—	$—
Accumulation Unit Value at end of period	$17.121	$19.157	$17.911	$15.116	$15.988	$14.376	$11.099	$9.833	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	10	11	13	14	27	8	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.869	$10.291	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.752	$10.869	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	35	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.987	$9.966	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.751	$9.987	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	59	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.955	$9.889	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.649	$9.955	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.625	$10.406	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.432	$10.625	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	30	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.846	$10.533	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.530	$10.846	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	—	—	—	—	—	—	—	—

APP B-42

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.672	$10.440	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.460	$10.672	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	92	108	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.777	$10.456	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.398	$10.777	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	34	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.666	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.098	$10.666	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	48	51	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.824	$10.643	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.143	$10.824	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$9.121	$—	$—
Accumulation Unit Value at end of period	$18.975	$18.860	$14.401	$14.638	$13.938	$13.033	$9.918	$8.865	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	9	10	11	14	17	12	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$10.037	$—	$—
Accumulation Unit Value at end of period	$17.296	$18.964	$16.526	$14.454	$14.794	$13.769	$11.261	$10.215	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	16	17	20	21	11	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$9.648	$—	$—
Accumulation Unit Value at end of period	$11.747	$12.902	$11.518	$11.264	$11.550	$11.502	$10.205	$9.420	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	4	6	6	10	9	15	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.027	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.945	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	222	—	—	—	—	—	—	—	—	—

APP B-43

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.769	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.179	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$15.180	$—	$—
Accumulation Unit Value at end of period	$28.255	$30.722	$25.649	$24.169	$24.432	$22.213	$17.219	$15.050	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	32	36	60	63	117	49	49	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$16.899	$—	$—
Accumulation Unit Value at end of period	$27.039	$32.205	$27.122	$24.599	$25.384	$24.302	$18.156	$16.088	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	12	27	28	29	24	24	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$10.275	$—	$—
Accumulation Unit Value at end of period	$11.684	$12.205	$11.520	$10.826	$11.207	$11.005	$11.167	$10.283	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	41	42	12	13	13	13	11	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$15.762	$—	$—
Accumulation Unit Value at end of period	$21.283	$22.603	$20.945	$18.672	$20.413	$19.825	$17.675	$15.940	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	21	23	24	26	31	32	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$12.875	$—	$—
Accumulation Unit Value at end of period	$18.482	$21.153	$19.790	$17.934	$18.913	$18.181	$14.472	$12.970	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	7	15	15	21	22	26	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$13.465	$—	$—
Accumulation Unit Value at end of period	$20.826	$23.273	$21.824	$19.107	$20.428	$19.372	$15.357	$13.651	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	15	18	21	27	36	34	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$10.999	$—	$—
Accumulation Unit Value at end of period	$20.325	$21.756	$18.342	$16.060	$16.938	$15.830	$12.402	$11.262	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	18	19	27	28	20	23	—	—
APP B-44

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$15.898	$—	$—
Accumulation Unit Value at end of period	$27.232	$31.777	$29.175	$22.761	$24.983	$25.240	$18.822	$16.155	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	5	6	6	6	6	7	9	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$14.335	$—	$—
Accumulation Unit Value at end of period	$16.128	$16.747	$16.274	$15.315	$16.190	$16.152	$15.893	$14.319	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	21	22	25	33	29	31	26	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$8.666	$—	$—
Accumulation Unit Value at end of period	$16.073	$17.578	$14.648	$14.129	$14.230	$13.496	$9.876	$8.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	18	19	56	66	69	56	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$9.730	$—	$—
Accumulation Unit Value at end of period	$21.605	$22.431	$18.721	$18.015	$17.156	$15.030	$11.262	$9.744	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	1	2	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$9.495	$—	$—
Accumulation Unit Value at end of period	$18.463	$19.846	$17.057	$15.111	$15.559	$14.016	$10.813	$9.687	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	18	19	26	32	34	22	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.981	$11.489	$11.466	$10.801	$10.652	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.157	$14.981	$11.489	$11.466	$10.801	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$9.177	$—	$—
Accumulation Unit Value at end of period	$22.017	$22.285	$17.382	$17.782	$16.194	$14.443	$10.826	$8.685	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	9	10	13	13	11	5	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$9.980	$—	$—
Accumulation Unit Value at end of period	$12.615	$13.292	$12.574	$11.197	$11.910	$11.817	$11.298	$10.058	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	16	17	20	23	30	19	—	—

APP B-45

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$8.698	$—	$—
Accumulation Unit Value at end of period	$11.002	$13.782	$11.192	$11.256	$11.240	$11.903	$9.963	$8.435	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	11	12	12	10	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$10.416	$—	$—
Accumulation Unit Value at end of period	$11.301	$11.577	$11.214	$10.923	$11.178	$10.737	$11.083	$10.488	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	44	50	54	48	50	53	13	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$10.243	$—	$—
Accumulation Unit Value at end of period	$10.054	$10.151	$10.191	$10.215	$10.231	$10.124	$10.484	$10.288	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	7	7	8	4	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$9.883	$—	$—
Accumulation Unit Value at end of period	$9.097	$9.119	$9.183	$9.262	$9.411	$9.563	$9.717	$9.864	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	11	11	14	12	18	196	23	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$9.303	$—	$—
Accumulation Unit Value at end of period	$16.334	$18.507	$16.331	$14.611	$15.346	$14.022	$10.812	$9.406	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	11	13	18	20	23	1	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$10.951	$—	$—
Accumulation Unit Value at end of period	$12.761	$13.886	$12.834	$11.682	$12.405	$11.912	$11.923	$10.939	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	6	8	10	9	7	14	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$13.873	$—	$—
Accumulation Unit Value at end of period	$20.373	$22.879	$20.576	$18.984	$20.502	$19.298	$15.193	$13.574	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	2	2	1	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.371	$9.483	$9.623	$9.768	$9.914	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.351	$9.371	$9.483	$9.623	$9.768	$9.914	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	6	9	—	—	—	—	—

APP B-46

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$14.763	$—	$—
Accumulation Unit Value at end of period	$17.852	$21.371	$17.677	$18.070	$18.836	$19.104	$16.335	$14.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	17	21	30	31	46	28	14	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$10.246	$—	$—
Accumulation Unit Value at end of period	$14.694	$16.874	$14.940	$13.401	$14.212	$13.850	$10.944	$10.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	9	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$15.306	$—	$—
Accumulation Unit Value at end of period	$22.346	$26.772	$23.897	$21.690	$23.359	$23.228	$17.200	$15.362	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	8	9	9	11	10	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$15.729	$—	$—
Accumulation Unit Value at end of period	$20.947	$22.154	$20.592	$18.641	$19.217	$18.695	$17.544	$15.825	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	5	5	13	14	12	11	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$10.748	$—	$—
Accumulation Unit Value at end of period	$17.769	$19.639	$17.709	$15.531	$16.329	$15.470	$11.568	$10.619	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	20	24	26	33	44	25	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$13.218	$—	$—
Accumulation Unit Value at end of period	$22.695	$25.080	$22.454	$19.463	$20.340	$19.179	$14.326	$12.974	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$15.591	$—	$—
Accumulation Unit Value at end of period	$34.944	$34.637	$26.823	$26.647	$25.210	$23.546	$17.511	$15.183	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	4	8	7	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$9.140	$—	$—
Accumulation Unit Value at end of period	$16.373	$16.911	$13.588	$12.678	$13.152	$14.432	$10.374	$8.711	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	3	11	17	—	—

APP B-47

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$12.946	$—	$—
Accumulation Unit Value at end of period	$13.900	$14.300	$13.933	$13.599	$13.885	$13.345	$13.723	$13.013	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	74	76	81	82	85	87	77	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$12.904	$—	$—
Accumulation Unit Value at end of period	$18.911	$20.394	$18.480	$17.239	$17.602	$16.508	$14.113	$12.914	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	7	11	13	4	6	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$13.441	$—	$—
Accumulation Unit Value at end of period	$24.898	$28.195	$24.390	$21.761	$22.298	$20.539	$15.376	$13.469	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	25	27	59	63	123	41	30	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$10.088	$—	$—
Accumulation Unit Value at end of period	$11.425	$12.266	$10.982	$9.874	$11.037	$11.153	$11.309	$10.000	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	10	12	11	7	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$10.016	$—	$—
Accumulation Unit Value at end of period	$10.180	$10.948	$9.749	$9.523	$9.692	$9.409	$10.371	$9.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$9.481	$—	$—
Accumulation Unit Value at end of period	$12.011	$13.660	$11.274	$10.622	$11.851	$11.922	$10.153	$9.389	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	10	11	11	13	15	10	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$10.864	$—	$—
Accumulation Unit Value at end of period	$21.043	$23.342	$19.950	$17.820	$18.657	$16.811	$12.887	$10.965	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	1	2	2	3	3	—	—

APP B-48

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.518	$10.483	$10.145	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.634	$13.518	$10.483	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	16	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$10.908	$—	$—
Accumulation Unit Value at end of period	$21.991	$24.169	$19.969	$18.091	$18.773	$16.729	$12.568	$10.920	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$13.969	$—	$—
Accumulation Unit Value at end of period	$15.487	$18.614	$16.202	$15.358	$16.700	$19.096	$15.777	$13.557	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	24	35	37	49	37	26	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$13.907	$—	$—
Accumulation Unit Value at end of period	$14.911	$14.855	$14.818	$14.622	$15.525	$15.497	$15.494	$13.680	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	40	44	57	59	63	86	91	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$13.522	$—	$—
Accumulation Unit Value at end of period	$18.915	$22.558	$19.344	$17.938	$19.485	$20.366	$15.825	$13.274	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	5	7	10	17	14	—	—

I Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$12.714	$—	$—
Accumulation Unit Value at end of period	$19.969	$21.401	$18.565	$17.828	$17.654	$16.531	$14.260	$12.616	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$15.247	$—	$—
Accumulation Unit Value at end of period	$29.689	$35.155	$31.246	$25.114	$26.710	$24.590	$17.920	$15.172	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	—	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$9.275	$—	$—
Accumulation Unit Value at end of period	$20.288	$20.678	$15.926	$15.331	$14.707	$13.281	$10.333	$9.132	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP B-49

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$9.602	$—	$—
Accumulation Unit Value at end of period	$19.676	$22.674	$20.403	$16.676	$16.994	$14.664	$11.323	$9.771	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	12	12	6	—	—	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$9.644	$—	$—
Accumulation Unit Value at end of period	$18.799	$20.784	$19.199	$16.010	$16.732	$14.865	$11.340	$9.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.925	$10.327	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.921	$10.925	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.038	$10.001	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.920	$10.038	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.007	$9.923	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.816	$10.007	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.680	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.595	$10.680	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.902	$10.569	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.695	$10.902	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.727	$10.476	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.640	$10.727	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.832	$10.492	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.578	$10.832	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	20	—	—	—	—	—	—	—	—
APP B-50

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.720	$10.512	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.255	$10.720	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	17	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.879	$10.679	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.301	$10.879	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	14	—	—	—	—	—	—	—	—
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$9.207	$—	$—
Accumulation Unit Value at end of period	$20.865	$20.492	$15.460	$15.527	$14.608	$13.498	$10.149	$8.963	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$10.132	$—	$—
Accumulation Unit Value at end of period	$19.020	$20.605	$17.741	$15.332	$15.505	$14.259	$11.523	$10.328	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	24	24	14	—	—	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$9.739	$—	$—
Accumulation Unit Value at end of period	$12.917	$14.019	$12.366	$11.948	$12.105	$11.912	$10.442	$9.524	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.048	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.049	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.789	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$14.169	$—	$—
Accumulation Unit Value at end of period	$28.727	$30.863	$25.460	$23.704	$23.677	$21.269	$16.291	$14.069	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	5	4	—	1	3	—	—

APP B-51

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$14.579	$—	$—
Accumulation Unit Value at end of period	$25.409	$29.903	$24.883	$22.299	$22.736	$21.507	$15.877	$13.900	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	3	9	4	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$12.744	$—	$—
Accumulation Unit Value at end of period	$15.785	$16.292	$15.195	$14.109	$14.431	$14.002	$14.039	$12.774	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	—	—	—	—	27	—	—	—
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$13.538	$—	$—
Accumulation Unit Value at end of period	$19.913	$20.896	$19.132	$16.852	$18.203	$17.468	$15.389	$13.712	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	2	2	13	2	2	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$12.116	$—	$—
Accumulation Unit Value at end of period	$18.945	$21.424	$19.805	$17.733	$18.477	$17.551	$13.804	$12.224	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	13	13	5	4	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$12.910	$—	$—
Accumulation Unit Value at end of period	$21.752	$24.017	$22.253	$19.251	$20.335	$19.055	$14.925	$13.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	6	3	3	8	8	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$14.606	$—	$—
Accumulation Unit Value at end of period	$29.401	$31.095	$25.903	$22.410	$23.353	$21.565	$16.693	$14.978	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	10	7	22	22	19	11	5	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$14.880	$—	$—
Accumulation Unit Value at end of period	$27.765	$32.012	$29.041	$22.385	$24.278	$24.235	$17.857	$15.145	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	—	3	5	4	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$12.570	$—	$—
Accumulation Unit Value at end of period	$15.406	$15.805	$15.176	$14.112	$14.740	$14.530	$14.126	$12.575	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	3	4	4	11	9	—	—

APP B-52

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$8.749	$—	$—
Accumulation Unit Value at end of period	$17.674	$19.099	$15.725	$14.987	$14.915	$13.976	$10.105	$8.587	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$9.823	$—	$—
Accumulation Unit Value at end of period	$23.757	$24.371	$20.097	$19.109	$17.981	$15.565	$11.524	$9.852	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$9.585	$—	$—
Accumulation Unit Value at end of period	$20.303	$21.563	$18.312	$16.029	$16.307	$14.515	$11.064	$9.794	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.666	$11.871	$11.706	$10.896	$10.678	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.983	$15.666	$11.871	$11.706	$10.896	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	18	18	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$9.264	$—	$—
Accumulation Unit Value at end of period	$24.211	$24.212	$18.661	$18.863	$16.973	$14.957	$11.078	$8.781	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$10.074	$—	$—
Accumulation Unit Value at end of period	$13.872	$14.442	$13.499	$11.878	$12.483	$12.237	$11.561	$10.169	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	5	22	5	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$8.780	$—	$—
Accumulation Unit Value at end of period	$12.099	$14.974	$12.016	$11.940	$11.781	$12.327	$10.195	$8.529	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	5	4	—	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$10.514	$—	$—
Accumulation Unit Value at end of period	$12.426	$12.578	$12.038	$11.586	$11.716	$11.119	$11.341	$10.604	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	2	2	1	—	—

APP B-53

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$10.340	$—	$—
Accumulation Unit Value at end of period	$11.056	$11.029	$10.940	$10.836	$10.723	$10.484	$10.727	$10.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$9.976	$—	$—
Accumulation Unit Value at end of period	$10.004	$9.908	$9.859	$9.825	$9.863	$9.903	$9.943	$9.973	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	—	—	—	—	64	—	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$9.391	$—	$—
Accumulation Unit Value at end of period	$17.962	$20.108	$17.532	$15.499	$16.085	$14.521	$11.064	$9.510	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$11.038	$—	$—
Accumulation Unit Value at end of period	$14.011	$15.064	$13.757	$12.374	$12.982	$12.318	$12.182	$11.043	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	4	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$13.331	$—	$—
Accumulation Unit Value at end of period	$21.324	$23.663	$21.026	$19.169	$20.454	$19.023	$14.798	$13.064	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	12	10	—	—	—	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.902	$9.900	$9.927	$9.956	$9.984	$9.997	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.000	$9.902	$9.900	$9.927	$9.956	$9.984	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$12.978	$—	$—
Accumulation Unit Value at end of period	$17.096	$20.222	$16.527	$16.693	$17.192	$17.228	$14.556	$12.667	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	1	1	8	7	5	5	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$13.062	$—	$—
Accumulation Unit Value at end of period	$20.406	$23.152	$20.254	$17.952	$18.811	$18.112	$14.142	$12.822	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	4	—	—	—	—	—	—

APP B-54

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$14.611	$—	$—
Accumulation Unit Value at end of period	$23.237	$27.508	$24.261	$21.758	$23.152	$22.747	$16.644	$14.688	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	6	4	1	1	2	3	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$12.583	$—	$—
Accumulation Unit Value at end of period	$18.253	$19.075	$17.518	$15.670	$15.961	$15.342	$14.226	$12.679	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	9	4	13	13	12	20	3	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$12.429	$—	$—
Accumulation Unit Value at end of period	$22.382	$24.442	$21.777	$18.872	$19.603	$18.352	$13.558	$12.298	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$11.693	$—	$—
Accumulation Unit Value at end of period	$21.869	$23.880	$21.125	$18.092	$18.682	$17.406	$12.846	$11.495	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$14.396	$—	$—
Accumulation Unit Value at end of period	$35.147	$34.423	$26.339	$25.855	$24.168	$22.304	$16.389	$14.041	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	3	—	2	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$9.227	$—	$—
Accumulation Unit Value at end of period	$18.004	$18.374	$14.588	$13.448	$13.785	$14.946	$10.616	$8.807	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	11	—	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$12.159	$—	$—
Accumulation Unit Value at end of period	$14.220	$14.455	$13.916	$13.420	$13.539	$12.857	$13.064	$12.240	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	11	24	24	18	42	22	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$12.471	$—	$—
Accumulation Unit Value at end of period	$19.908	$21.214	$18.993	$17.507	$17.662	$16.367	$13.826	$12.500	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	4	—	—	—	—	—

APP B-55

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$12.916	$—	$—
Accumulation Unit Value at end of period	$26.061	$29.159	$24.923	$21.971	$22.245	$20.246	$14.976	$12.962	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	6	8	3	3	8	9	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$10.184	$—	$—
Accumulation Unit Value at end of period	$12.563	$13.327	$11.790	$10.474	$11.568	$11.550	$11.572	$10.110	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	15	23	—	—	—
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$10.111	$—	$—
Accumulation Unit Value at end of period	$11.194	$11.895	$10.466	$10.102	$10.158	$9.744	$10.612	$9.785	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$9.570	$—	$—
Accumulation Unit Value at end of period	$13.208	$14.841	$12.103	$11.267	$12.421	$12.346	$10.389	$9.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$13.500	$—	$—
Accumulation Unit Value at end of period	$28.484	$31.219	$26.364	$23.269	$24.071	$21.430	$16.233	$13.647	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	—	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.777	$10.556	$10.160	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.062	$13.777	$10.556	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	3	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$13.840	$—	$—
Accumulation Unit Value at end of period	$30.394	$33.005	$26.945	$24.120	$24.731	$21.775	$16.164	$13.877	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	3	—	—	—	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$12.384	$—	$—
Accumulation Unit Value at end of period	$14.957	$17.761	$15.276	$14.307	$15.372	$17.367	$14.178	$12.037	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	3	3	12	11	7	5	—	—
APP B-56

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$12.590	$—	$—
Accumulation Unit Value at end of period	$14.704	$14.474	$14.266	$13.910	$14.592	$14.392	$14.217	$12.404	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	3	3	20	25	19	45	14	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$12.499	$—	$—
Accumulation Unit Value at end of period	$19.047	$22.444	$19.017	$17.425	$18.701	$19.313	$14.829	$12.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
L Shares

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$10.153	$—	$—
Accumulation Unit Value at end of period	$14.691	$15.926	$13.976	$13.577	$13.599	$12.882	$11.241	$10.059	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	23	35	66	115	108	77	16	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$10.357	$—	$—
Accumulation Unit Value at end of period	$18.581	$22.257	$20.011	$16.269	$17.504	$16.301	$12.016	$10.291	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	23	26	27	26	17	16	—	—
American Century VP Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$9.218	$—	$—
Accumulation Unit Value at end of period	$18.577	$19.152	$14.922	$14.530	$14.100	$12.881	$10.137	$9.062	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	51	78	92	100	116	48	—	—	—
American Century VP Mid Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$9.515	$—	$—
Accumulation Unit Value at end of period	$17.965	$20.941	$19.061	$15.760	$16.246	$14.181	$11.076	$9.669	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	16	20	18	15	14	9	—	—
American Century VP Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$9.570	$—	$—
Accumulation Unit Value at end of period	$17.188	$19.222	$17.962	$15.152	$16.018	$14.396	$11.109	$9.837	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	99	125	176	217	213	199	41	—	—
American Funds Blue Chip Income and Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.871	$10.293	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.759	$10.871	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	506	617	—	—	—	—	—	—	—	—

APP B-57

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
American Funds Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.989	$9.968	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.758	$9.989	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	98	—	—	—	—	—	—	—	—
American Funds Global Bond Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.958	$9.890	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.656	$9.958	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	—	—	—	—	—	—	—	—
American Funds Global Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.627	$10.407	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.439	$10.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	126	156	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.848	$10.534	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.537	$10.848	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	104	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.674	$10.442	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.467	$10.674	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,405	1,586	—	—	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.779	$10.457	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.406	$10.779	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,407	1,537	—	—	—	—	—	—	—	—
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.668	$10.477	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.104	$10.668	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	633	707	—	—	—	—	—	—	—	—
American Funds New World Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.826	$10.644	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.150	$10.826	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	76	—	—	—	—	—	—	—	—

APP B-58

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
BlackRock Capital Appreciation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$9.124	$—	$—
Accumulation Unit Value at end of period	$19.050	$18.926	$14.443	$14.674	$13.965	$13.053	$9.928	$8.869	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	83	99	160	204	237	290	308	40	—	—
BlackRock Equity Dividend V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$10.041	$—	$—
Accumulation Unit Value at end of period	$17.365	$19.030	$16.575	$14.490	$14.823	$13.789	$11.272	$10.220	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	107	149	217	240	293	291	40	—	—
BlackRock Global Allocation V.I. Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$9.651	$—	$—
Accumulation Unit Value at end of period	$11.794	$12.947	$11.552	$11.292	$11.572	$11.519	$10.214	$9.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	118	176	215	246	224	237	124	22	—	—
BlackRock Managed Volatility V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.028	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.949	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6,905	—	—	—	—	—	—	—	—	—
BlackRock S&P 500 Index V.I. Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.770	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.183	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,285	—	—	—	—	—	—	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$10.806	$—	$—
Accumulation Unit Value at end of period	$20.184	$21.935	$18.304	$17.239	$17.418	$15.828	$12.263	$10.713	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	262	310	429	533	598	686	523	141	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$10.047	$—	$—
Accumulation Unit Value at end of period	$16.133	$19.205	$16.166	$14.655	$15.115	$14.463	$10.800	$9.565	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	36	42	63	90	94	75	101	—	—
Fidelity VIP Strategic Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$10.281	$—	$—
Accumulation Unit Value at end of period	$11.732	$12.249	$11.556	$10.854	$11.230	$11.023	$11.180	$10.290	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	10	16	28	19	16	31	—	—

APP B-59

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Franklin Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$10.424	$—	$—
Accumulation Unit Value at end of period	$14.126	$14.994	$13.887	$12.374	$13.520	$13.124	$11.696	$10.542	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	75	116	133	138	128	85	40	—	—
Franklin Mutual Global Discovery VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$9.915	$—	$—
Accumulation Unit Value at end of period	$14.283	$16.340	$15.279	$13.839	$14.587	$14.016	$11.151	$9.989	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	19	41	37	38	33	73	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$10.242	$—	$—
Accumulation Unit Value at end of period	$15.898	$17.757	$16.643	$14.564	$15.563	$14.751	$11.688	$10.384	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	176	207	348	457	464	498	305	96	—	—
Franklin Rising Dividends VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$11.005	$—	$—
Accumulation Unit Value at end of period	$20.409	$21.835	$18.399	$16.102	$16.974	$15.856	$12.416	$11.269	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	75	91	139	206	208	213	130	31	—	—
Franklin Small Cap Value VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$10.931	$—	$—
Accumulation Unit Value at end of period	$18.791	$21.916	$20.112	$15.682	$17.205	$17.373	$12.949	$11.109	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	28	36	37	35	23	47	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$10.191	$—	$—
Accumulation Unit Value at end of period	$11.507	$11.942	$11.599	$10.910	$11.528	$11.495	$11.305	$10.180	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	58	97	120	138	148	115	81	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$8.670	$—	$—
Accumulation Unit Value at end of period	$16.136	$17.639	$14.691	$14.163	$14.258	$13.515	$9.885	$8.497	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	192	213	284	376	461	504	550	144	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$9.734	$—	$—
Accumulation Unit Value at end of period	$21.690	$22.509	$18.776	$18.059	$17.189	$15.052	$11.273	$9.749	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	6	5	5	5	—	—	—

APP B-60

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$9.499	$—	$—
Accumulation Unit Value at end of period	$18.536	$19.915	$17.108	$15.148	$15.589	$14.037	$10.823	$9.692	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	186	242	342	426	476	494	123	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.009	$11.505	$11.476	$10.805	$10.653	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.191	$15.009	$11.505	$11.476	$10.805	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	2	—	—	—	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$9.180	$—	$—
Accumulation Unit Value at end of period	$22.104	$22.362	$17.434	$17.826	$16.226	$14.464	$10.836	$8.689	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	18	22	45	36	33	36	26	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$9.984	$—	$—
Accumulation Unit Value at end of period	$12.665	$13.338	$12.611	$11.225	$11.933	$11.834	$11.309	$10.063	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	44	81	51	98	112	95	44	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$8.701	$—	$—
Accumulation Unit Value at end of period	$11.046	$13.829	$11.226	$11.283	$11.262	$11.920	$9.972	$8.439	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	158	154	229	288	359	357	310	76	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$10.420	$—	$—
Accumulation Unit Value at end of period	$11.345	$11.617	$11.247	$10.950	$11.200	$10.753	$11.094	$10.493	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	111	123	212	220	190	174	68	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$10.247	$—	$—
Accumulation Unit Value at end of period	$10.094	$10.186	$10.221	$10.240	$10.251	$10.139	$10.494	$10.293	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	19	21	28	26	19	27	5	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$9.887	$—	$—
Accumulation Unit Value at end of period	$9.134	$9.151	$9.210	$9.285	$9.429	$9.577	$9.726	$9.868	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	10	11	19	13	28	6	—	—

APP B-61

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$9.307	$—	$—
Accumulation Unit Value at end of period	$16.399	$18.571	$16.379	$14.647	$15.377	$14.043	$10.823	$9.410	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	105	128	132	150	94	11	—	—
Invesco V.I. Balanced Risk Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$10.954	$—	$—
Accumulation Unit Value at end of period	$12.811	$13.933	$12.871	$11.710	$12.428	$11.929	$11.934	$10.943	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	54	64	71	78	84	60	13	—	—
Invesco V.I. Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$10.909	$—	$—
Accumulation Unit Value at end of period	$16.077	$18.046	$16.221	$14.959	$16.147	$15.191	$11.954	$10.675	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	58	82	129	152	163	128	22	—	—
Invesco V.I. Government Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.393	$9.500	$9.636	$9.775	$9.917	$9.982	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.378	$9.393	$9.500	$9.636	$9.775	$9.917	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	116	170	174	70	66	—	—	—	—
Invesco V.I. International Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$10.068	$—	$—
Accumulation Unit Value at end of period	$12.218	$14.619	$12.086	$12.349	$12.866	$13.042	$11.146	$9.812	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	262	276	387	449	520	537	385	123	—	—
Invesco V.I. Mid Cap Core Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$10.252	$—	$—
Accumulation Unit Value at end of period	$14.755	$16.935	$14.986	$13.437	$14.243	$13.872	$10.956	$10.049	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	14	16	17	16	15	—	—
Invesco V.I. Small Cap Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$11.282	$—	$—
Accumulation Unit Value at end of period	$16.531	$19.795	$17.660	$16.021	$17.246	$17.140	$12.686	$11.324	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	39	51	65	70	75	55	35	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$10.478	$—	$—
Accumulation Unit Value at end of period	$14.004	$14.803	$13.753	$12.444	$12.822	$12.467	$11.693	$10.543	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	36	43	52	54	54	62	57	—	—
APP B-62

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$10.754	$—	$—
Accumulation Unit Value at end of period	$17.842	$19.711	$17.765	$15.572	$16.363	$15.496	$11.581	$10.625	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	175	200	252	349	411	449	350	107	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$10.619	$—	$—
Accumulation Unit Value at end of period	$18.297	$20.211	$18.086	$15.668	$16.366	$15.424	$11.516	$10.424	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	2	2	3	3	2	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$11.287	$—	$—
Accumulation Unit Value at end of period	$25.389	$25.153	$19.469	$19.332	$18.280	$17.065	$12.685	$10.993	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	9	10	10	9	8	3	—	—
MFS New Discovery Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$9.144	$—	$—
Accumulation Unit Value at end of period	$16.438	$16.969	$13.628	$12.709	$13.178	$14.453	$10.384	$8.715	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	25	39	46	61	59	40	—	—	—
MFS Total Return Bond Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$10.312	$—	$—
Accumulation Unit Value at end of period	$11.111	$11.425	$11.126	$10.854	$11.077	$10.641	$10.937	$10.365	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	116	131	157	202	258	289	269	194	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$10.489	$—	$—
Accumulation Unit Value at end of period	$15.427	$16.628	$15.060	$14.042	$14.330	$13.433	$11.479	$10.498	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	45	106	121	105	59	26	—	—
MFS Value Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$10.659	$—	$—
Accumulation Unit Value at end of period	$19.815	$22.427	$19.390	$17.292	$17.710	$16.305	$12.200	$10.682	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	308	347	470	619	678	808	607	142	—	—
PIMCO All Asset Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$10.092	$—	$—
Accumulation Unit Value at end of period	$11.470	$12.308	$11.015	$9.898	$11.059	$11.169	$11.320	$10.004	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	58	68	89	100	102	82	19	—	—

APP B-63

	As of December 31,
Sub-Account	2018	2017	2016	2015	2014	2013	2012	2011	2010	2009
PIMCO Global Multi-Asset Managed Allocation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$10.020	$—	$—
Accumulation Unit Value at end of period	$10.220	$10.986	$9.778	$9.547	$9.711	$9.422	$10.381	$9.683	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	50	56	68	68	60	26	—	—
PIMCO StocksPLUS Global Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$9.484	$—	$—
Accumulation Unit Value at end of period	$12.059	$13.707	$11.308	$10.648	$11.874	$11.939	$10.163	$9.393	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	113	120	171	230	234	270	257	34	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$10.870	$—	$—
Accumulation Unit Value at end of period	$21.130	$23.427	$20.012	$17.867	$18.697	$16.838	$12.902	$10.972	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	20	21	23	18	16	—	—
Putnam VT Growth Opportunities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.529	$10.486	$10.146	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.651	$13.529	$10.486	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	142	161	234	—	—	—	—	—	—	—
Putnam VT Multi-Cap Core Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$10.914	$—	$—
Accumulation Unit Value at end of period	$22.082	$24.256	$20.032	$18.139	$18.813	$16.756	$12.582	$10.927	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	8	9	9	6	5	1	—	—
Templeton Foreign VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$9.682	$—	$—
Accumulation Unit Value at end of period	$10.773	$12.941	$11.258	$10.667	$11.593	$13.249	$10.941	$9.397	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	246	265	355	432	451	425	300	76	—	—
Templeton Global Bond VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$9.973	$—	$—
Accumulation Unit Value at end of period	$10.730	$10.685	$10.653	$10.507	$11.150	$11.125	$11.116	$9.810	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	167	188	233	337	407	418	266	127	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$9.960	$—	$—
Accumulation Unit Value at end of period	$13.983	$16.668	$14.286	$13.241	$14.375	$15.018	$11.664	$9.778	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	153	177	350	429	408	410	239	51	—	—
(a) Inception date April 20, 2018.

APP B-64

Appendix C — Fund Data

The following tables describe the investment options available by contract, including the Fund name, share class, fund objectives and the investment adviser and sub-adviser of each Fund. For additional information on each Fund, please refer to the Fund’s Prospectus.

1.	Personal Retirement Manager Series III	App C - 2
2.	Huntington Personal Retirement Manager Series III	App C - 6

APP C-1

1.	Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 4	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 4	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 4	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company

APP C-2

American Funds International Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks to provide long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-3

Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management

APP C-4

MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IB (formerly Putnam VT Investors Fund)	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-5

2.	Huntington Personal Retirement Manager Series III:

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. Balanced Risk Allocation Fund - Series II	Seeks total return with a low to moderate correlation to traditional financial market indices	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series II**	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc.
American Century VP Growth Fund - Class II	Seeks long-term capital growth	American Century Investment Management, Inc.
American Century VP Mid Cap Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Century VP Value Fund - Class II	Seeks long-term capital growth with income as a secondary objective.	American Century Investment Management, Inc.
American Funds Insurance Series
American Funds Blue Chip Income and Growth Fund - Class 4	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing	Capital Research and Management Company
American Funds Bond Fund - Class 4	Seeks to provide as high a level of current income as is consistent with the preservation of capital	Capital Research and Management Company
American Funds Global Bond Fund - Class 4	Seeks to provide, over the long term, a high level of total return consistent with prudent investment management	Capital Research and Management Company
American Funds Global Growth and Income Fund - Class 4	Seeks to provide long-term growth of capital while providing current income	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 4	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company

APP C-6

American Funds International Fund - Class 4	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds New World Fund - Class 4	Seeks to provide long-term capital appreciation	Capital Research and Management Company
BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund - Class III	Seeks long-term growth of capital	BlackRock Advisors, LLC
BlackRock Equity Dividend V.I. Fund - Class III	Seeks long-term total return and current income	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund - Class III	Seeks high total investment return	BlackRock Advisors, LLC
BlackRock S&P 500 Index V.I. Fund - Class III	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index (the “S&P 500”).	BlackRock Advisors, LLC
BlackRock Managed Volatility V.I. Fund - Class III
Seeks a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

BlackRock Advisors, LLC, Sub-advised by BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore

Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 4	Seeks to maximize income while maintaining prospects for capital appreciation	Franklin Advisers, Inc., Sub-advised by Templeton Investment Counsel, LLC
Franklin Mutual Global Discovery VIP Fund - Class 4	Seeks capital appreciation	Franklin Mutual Advisers, LLC, Sub-advised by Franklin Templeton Investment Management Limited
Franklin Mutual Shares VIP Fund - Class 4	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund - Class 4	Seeks long-term capital appreciation, with preservation of capital as an important consideration	Franklin Advisory Services, LLC
Franklin Small Cap Value VIP Fund - Class 4	Seeks long-term total return	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund - Class 4	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 4	Seeks long-term capital growth	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 4	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration	Franklin Advisers, Inc.

APP C-7

Templeton Growth VIP Fund - Class 4	Seeks long-term capital growth	Templeton Global Advisors Limited
Hartford HLS Series Fund II, Inc.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IB	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IB	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IB	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IB	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IB	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IB	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IB	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
MFS® Variable Insurance Trust
MFS® Growth Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® New Discovery Series - Service Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Bond Series - Service Class	Seeks total return with an emphasis on current income, but also considering capital appreciation	MFS Investment Management
MFS® Total Return Series - Service Class	Seeks total return	MFS Investment Management

APP C-8

MFS® Value Series - Service Class	Seeks capital appreciation	MFS Investment Management
Mutual Fund and Variable Insurance Trust
Rational Trend Aggregation VA Fund (formerly Rational Dividend Capture VA Fund)	Seeks total return with dividend income as an important component of that return	Rational Advisors, Inc., Sub-advised by PVG Asset Management Corp.
Rational Insider Buying VA Fund	Seeks long-term capital appreciation	Rational Advisors, Inc.
PIMCO Equity Series VIT
PIMCO StocksPLUS Global Portfolio - Advisor Class	Seeks capital appreciation	Pacific Investment Management Company LLC
PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio - Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Pacific Investment Management Company LLC, Sub-advised by Research Affiliates
PIMCO Global Multi-Asset Managed Allocation Portfolio - Advisor Class	Seeks total return which exceeds that of its secondary benchmark index consistent with prudent investment management	Pacific Investment Management Company LLC
Putnam Variable Trust
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IB (formerly Putnam VT Investors Fund)	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by Putnam Investments Limited

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

APP C-9

Appendix D - Optional Rider Investment Restrictions

Investment Restrictions For

•	Daily Lock Income Benefit

•	Future6

•	Legacy Lock

•	Safety Plus

Applicable To The Following Products

•	Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager C-Share VA 4

•	Personal Retirement Manager I-Share VA 3

•	Personal Retirement Manager L-Share VA 3

•	Huntington Personal Retirement Manager B-Share VA 3

You must choose one of the following models. The models will be re-balanced monthly. For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

PERSONAL PROTECTION PORTFOLIOS
Series 8076

BlackRock Managed Volatility V.I. Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8077

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
Total	100%
Series 8078

BlackRock Managed Volatility V.I. Fund	50%
Templeton Growth VIP Fund	20%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Total	100%

APP D-1

Series 8079

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%
Series 8080

BlackRock Managed Volatility V.I. Fund	50%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Capital Appreciation V.I. Fund	17%
PIMCO StocksPLUS Global Portfolio	15%
Total	100%
Series 8081

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	20%
Invesco V.I. International Growth Fund	10%
Total	100%
Series 8082

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%
Series 8083

BlackRock Managed Volatility V.I. Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%
Series 8095

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Value Fund	20%
Putnam VT Growth Opportunities Fund	20%
Invesco V.I. International Growth Fund	5%
Templeton Foreign VIP Fund	5%
Total	100%

APP D-2

Series 8084 (formerly Index Strategy)

BlackRock Managed Volatility V.I. Fund	50%
BlackRock S&P 500 Index V.I. Fund	50%
Total	100%
Series 8085

BlackRock Managed Volatility V.I. Fund	50%
Lord Abbett Fundamental Equity Portfolio	20%
American Funds Growth Fund	15%
Invesco V.I. International Growth Fund	10%
MFS New Discovery Series	5%
Total	100%
Series 8086

BlackRock Managed Volatility V.I. Fund	50%
American Funds Growth-Income Fund	20%
Invesco V.I. Core Equity Fund	15%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Series 8087

BlackRock Managed Volatility V.I. Fund	50%
American Funds Blue Chip Income and Growth Fund	20%
Hartford Value HLS Fund	15%
Templeton Foreign VIP Fund	10%
Franklin Small Cap Value VIP Fund	5%
Total	100%
Series 8088

BlackRock Managed Volatility V.I. Fund	50%
American Century VP Growth Portfolio	15%
MFS Value Portfolio	20%
American Funds International Fund	5%
Templeton Foreign VIP Fund	5%
Invesco V.I. Small Cap Core Equity Fund	5%
Total	100%
Series 80931

BlackRock Managed Volatility V.I. Fund	50%
Rational Dividend Capture VA Fund	40%
Invesco V.I. Government Money Market Fund	10%
Total	100%

(1)	Series 8093 is available only to Huntington Personal Retirement Manager contract owners.

APP D-3

Investment Restrictions For

•	Future5

•	Maximum Anniversary Value V

•	Maximum Daily Value

Applicable To The Following Products

•	Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager C-Share VA 4

•	Personal Retirement Manager I-Share VA 3

•	Personal Retirement Manager L-Share VA 3

•	Huntington Personal Retirement Manager B-Share VA 3

You may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. The Models will be re-balanced quarterly. For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2016, the following models are available:

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP D-4

INVESTMENT STRATEGIES MODELS
Series 8028

Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%
Series 8029

Franklin Income VIP Fund	34%
Franklin Mutual Shares Securities Fund	33%
Templeton Growth VIP Fund	33%
Total	100%
Series 8074

American Funds Bond Fund	30%
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	20%
American Funds International Fund	15%
Total	100%
Series 8075

American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Growth Opportunities HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%
Series 80901

American Funds Global Growth & Income Fund	15%
Franklin Income VIP Fund	15%
Hartford Growth Opportunities HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	15%
Rational Insider Buying VA Fund	15%
Total	100%

(1)	Series 8090 is available only to Huntington Personal Retirement Manager contract owners.

INDIVIDUAL SUB-ACCOUNTS:
AB VPS Balanced Wealth Strategy Portfolio	American Funds Bond Fund
BlackRock Global Allocation V.I. Fund	MFS Total Return Bond Series
Invesco V.I. Balanced Risk Allocation Fund	Hartford Ultrashort HLS Fund
MFS Total Return Series	Hartford Total Return Bond Fund
PIMCO All Asset Portfolio	Hartford U.S. Government Securities HLS Fund
PIMCO Global Multi-Asset Managed Allocation Portfolio

APP D-5

Appendix E — Optional Rider Comparison
Death Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Standard Death Benefit.*	Safety Plus; any one withdrawal benefit.	No.	Contract Value.	Not applicable.	Not applicable.
Return of Premium V Death Benefit.	Safety Plus; any one withdrawal benefit.	Yes, after the earliest of the 5th anniversary of the rider effective date or Spousal Contract continuation. A pro-rated rider charge will be assessed.	Greater of Premium Payments adjusted for Surrenders or Contract Value minus Premium Based Charges, if applicable.	Not applicable.	Currently, none. We reserve the right to impose investment restrictions in the future.
Maximum Anniversary Value V Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

*	The Standard Death Benefit is not optional and is automatically included as part of your Contract.

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Legacy Lock Death Benefit.	Safety Plus; Future6 or Daily Lock Income Daily Lock Income
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, or because you exercise you option to convert Future6 or Daily Lock Income Benefit to Future5, this rider will also terminate.
			Greater of Enhanced Return of Premium or Return of Premium V Death Benefit.	Not applicable.	Yes. You must concurrently elect Future6 or Daily Lock Income Benefit and abide by its corresponding investment restrictions.
Maximum Daily Value Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the personal Pension Account or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.

APP E-1

Optional Withdrawal or Accumulation Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Future5 Withdrawal benefit.	Any one Death Benefit, except Legacy Lock.	No.
Initially equal to Premium Payments. Fluctuates thereafter based on Market Increases, or Deferral Bonuses, and subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.

4%: age 59.5 - 64; 5%: age 65+ for
Contracts issued prior to July 16, 2012. 3.5%: age 59.5 - 64; 4.5%: age 65 - 84; 5.5%: age 85+ for Contracts issued on or after July 16, 2012. Based on age at time of first partial Surrender.
Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Future6 Withdrawal benefit (Note: Not available if Daily Lock Income Benefit is available in your state.)	Any one Death Benefit.	No.	Same as Future5. See above.	4%: age 59.5 - 64. 5%: age 65+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Daily Lock Income Benefit Withdrawal benefit.	Any one Death Benefit.	No.	Same as Future5. If you elect this rider after the Contract Issue date, the Payment Base will be based on the Contract Value on the date the rider becomes effective.	4%: age 59.5 - 64. 5%: age 65 - 84. 6%: age 85+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Safety Plus Accumulation benefit.	Any one Death Benefit, except Legacy Lock.	Yes, after the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date.	Not applicable.		Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Personal Pension Account	May be issued with any other optional rider.	No	Benefit Balance	Not applicable.	None; however if you elect another optional benefit, those investment restrictions will apply.

APP E-2

Appendix F - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable To The Following Products

•	Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager C-Share VA 4

•	Huntington Personal Retirement Manager B-Share VA 3

•	Personal Retirement Manager I-Share VA 3

•	Personal Retirement Manager L-Share VA 3

Occasionally, funds may be liquidated or merged into other funds due to actions taken by its fund company. As a result of these actions, the funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current fund allocations of your model with your Investment professional to determine whether they meet your current and ongoing needs.

As of May 2, 2016, the following models are available. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	2016 Series 125	2016 Series 126	2016 Series 213	2016 Series 313	2016 Series 413
AB VPS Small/Mid-Cap Value Portfolio	3%	3%	3%	4%	5%
Franklin Mutual Global Discovery VIP Fund	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	14%	17%	18%	17%	14%
Hartford International Opportunities HLS Fund	2%	3%	4%	5%	6%
Hartford Total Return Bond HLS Fund	20%	14%	10%	7%	4%
American Funds New World Fund	3%	4%	6%	7%	9%
Invesco V.I. International Growth Fund	1%	2%	3%	4%	5%
Invesco V.I. Small Cap Equity Fund	2%	3%	4%	5%	5%
MFS Growth Series	4%	6%	7%	8%	8%
MFS New Discovery Series	2%	3%	3%	4%	5%
MFS Total Return Bond Series	20%	15%	11%	7%	5%
Putnam VT Equity Income Fund	5%	6%	7%	8%	9%
Templeton Foreign VIP Fund	2%	2%	3%	4%	5%
Templeton Global Bond VIP Fund	16%	14%	11%	9%	7%
Total	100%	100%	100%	100%	100%

APP F-1

The SAI is designed to provide additional information and is intended for those who have read this prospectus and are interested in a more detailed explanation of financial statements for us and the Separate Account. The SAI is not your personal Variable Annuity Quarterly Statement.
You may obtain a copy of the SAI, free of charge, by:
1)    completing the form below and mailing to the address shown; or
2)    calling us at 800-862-6668.
To obtain a copy of the SAI by mail or email, complete the form below and mail to:
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293

Please send a copy of the SAI via email or physical address to:

Name:______________________________________________________________________________________

Email:______________________________________________________________________________________

Address:____________________________________________________________________________________

City/State/Zip Code:___________________________________________________________________________

Phone Number: ______________________________________________________________________________

Contract Number:_____________________________________________________________________________

Statement of Additional Information
Talcott Resolution Life Insurance Company
Personal Retirement Manager III
Huntington Personal Retirement Manager III
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2019
Date of Statement of Additional Information: May 1, 2019

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The consolidated financial statements of Talcott Resolution Life Insurance Company as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, and the statements of assets and liabilities of each of the individual sub-accounts which comprise Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2018, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond. The principal business address of TDC is the same as ours.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been : 2018 : $ 6,335,312 ; 2017 : $ 9,877,833 ; and 2016 : $ 8,960,055 .
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

2

Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will be calculated on a quarterly basis from the date the underlying fund is made available in the Separate Account for one, five and ten year periods or some other relevant periods if the underlying fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, the Total Annual Fund Operating Expenses, applicable Sales Charges, Premium Based Charges, if applicable, Separate Account Annual Expenses, and the Annual Maintenance Fee are deducted from a hypothetical initial Premium Payment of $1,000.00. Standardized total returns do not include charges for optional benefit riders.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.
The Sub-Account may advertise a non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return does not include the Annual Maintenance Fee, Premium Based Charges, if applicable, or Sales Charges. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
The Sub-Account may also advertise adjusted non-standardized total return. These figures will be calculated on a monthly basis from the inception date of the underlying fund for one, five and ten year periods or other relevant periods. Adjusted non-standardized total return is measured in the same manner as the standardized total return described above.
A Sub-Account may advertise non-standardized total returns for periods predating its inception as an investment option in this variable annuity. Such non-standardized total returns reflect the adjusted historical returns of the underlying Fund in which the SubAccount invests, as adjusted for certain Separate Account annual expenses (Mortality and Expense Risk Charges and Administrative Fees), but excludes adjustments for optional riders or deductions for Annual Maintenance Fees, sales charges, premium taxes and federal/state taxes (including possible penalties). To the extent that a Sub-Account invests in a Feeder Fund (a Feeder Fund is a fund that invests all of its assets into a corresponding Master Fund), the Feeder Fund’s performance for periods pre-dating the inception of the Feeder Fund and/or its inclusion within a Separate Account may include the performance of the Master Fund since the inception of the Master Fund, as adjusted for the Feeder Fund’s operating expenses. In such case, the performance of a Feeder Fund will be lower than the corresponding Master Fund because of Feeder Fund operating expenses. Performance may include the effect of waivers and reimbursements, in the absence of which performance may have been lower.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculate the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divide that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR.” Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A – B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to

3

the end of the base period. “B” is equal to the amount that we deduct for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ] – 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may, from time to time, include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Seven and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities for each of the sub accounts listed below of Talcott Resolution Life Insurance Company Separate Account Seven (the “Account”), as of December 31, 2018, the related statement of operations, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes.

American Century VP Value Fund	Franklin Small-Mid Cap Growth VIP Fund
American Century VP Growth Fund	Franklin Small Cap Value VIP Fund
AB VPS Balanced Wealth Strategy Portfolio	Franklin Strategic Income VIP Fund
AB VPS International Value Portfolio	Franklin Mutual Shares VIP Fund
AB VPS Small/Mid Cap Value Portfolio	Templeton Developing Markets VIP Fund
AB VPS Value Portfolio	Templeton Foreign VIP Fund
AB VPS International Growth Portfolio	Templeton Growth VIP Fund
Invesco V.I. Value Opportunities Fund	Franklin Mutual Global Discovery VIP Fund
Invesco V.I. Core Equity Fund	Franklin Flex Cap Growth VIP Fund
Invesco V.I. Government Securities Fund	Templeton Global Bond VIP Fund
Invesco V.I. High Yield Fund	Hartford Balanced HLS Fund
Invesco V.I. International Growth Fund	Hartford Total Return Bond HLS Fund
Invesco V.I. Mid Cap Core Equity Fund	Hartford Capital Appreciation HLS Fund
Invesco V.I. Small Cap Equity Fund	Hartford Dividend and Growth HLS Fund
Invesco V.I. Balanced Risk Allocation Fund	Hartford Healthcare HLS Fund
Invesco V.I. Diversified Dividend Fund	Hartford Global Growth HLS Fund
Invesco V.I. Government Money Market Fund	Hartford Disciplined Equity HLS Fund
American Century VP Mid Cap Value Fund	Hartford Growth Opportunities HLS Fund
American Funds Global Bond Fund	Hartford High Yield HLS Fund
American Funds Global Growth and Income Fund	Hartford International Opportunities HLS Fund
American Funds Asset Allocation Fund	Hartford MidCap Growth HLS Fund
American Funds Blue Chip Income and Growth Fund	(Formerly Hartford Small/Mid Cap Equity HLS Fund)
American Funds Bond Fund	Hartford MidCap HLS Fund
American Funds Global Growth Fund	Hartford MidCap Value HLS Fund
American Funds Growth Fund	Hartford Ultrashort Bond HLS Fund
American Funds Growth-Income Fund	Hartford Small Company HLS Fund
American Funds International Fund	Hartford SmallCap Growth HLS Fund
American Funds New World Fund	Hartford Stock HLS Fund
American Funds Global Small Capitalization Fund	Hartford U.S. Government Securities HLS Fund
Columbia Variable Portfolio - Small Company Growth Fund	Hartford Value HLS Fund
Wells Fargo VT Omega Growth Fund	Rational Trend Aggregation VA Fund
Fidelity® VIP Growth Portfolio	(Formerly Rational Dividend Capture VA Fund)
Fidelity® VIP Contrafund® Portfolio	Rational Insider Buying VA Fund
Fidelity® VIP Mid Cap Portfolio	Lord Abbett Fundamental Equity Fund
Fidelity® VIP Value Strategies Portfolio	Lord Abbett Calibrated Dividend Growth Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Lord Abbett Bond Debenture Fund
Fidelity® VIP Strategic Income Portfolio	Lord Abbett Growth and Income Fund
Franklin Rising Dividends VIP Fund	MFS® Growth Fund
Franklin Income VIP Fund	MFS® Global Equity Fund
Franklin Large Cap Growth VIP Fund	MFS® Investors Trust Fund
Franklin Global Real Estate VIP Fund	MFS® Mid Cap Growth Fund
MFS® New Discovery Fund	Putnam VT Small Cap Value Fund
MFS® Value Fund	JPMorgan Insurance Trust Core Bond Portfolio
MFS® Total Return Bond Series	JPMorgan Insurance Trust U.S. Equity Portfolio
MFS® Research Fund	JPMorgan Insurance Trust Mid Cap Value Portfolio
MFS® High Yield Portfolio	Putnam VT Equity Income Fund
BlackRock Global Allocation V.I. Fund	PIMCO All Asset Fund
BlackRock Large Cap Focus Growth V.I. Fund	PIMCO StocksPLUS® Global Portfolio
BlackRock Equity Dividend V.I. Fund	PIMCO Global Multi-Asset Managed Allocation Portfolio
Morgan Stanley VIF Core Plus Fixed Income Portfolio	Jennison 20/20 Focus Portfolio
Morgan Stanley VIF Growth Portfolio	Jennison Portfolio
Morgan Stanley VIF Mid Cap Growth Portfolio	Prudential Value Portfolio
Invesco V.I. American Value Fund	Prudential SP International Growth Portfolio
BlackRock Capital Appreciation V.I. Fund	ClearBridge Variable Dividend Strategy Portfolio
Columbia Variable Portfolio - Asset Allocation Fund	Western Asset Variable Global High Yield Bond Portfolio
Columbia Variable Portfolio - Dividend Opportunity Fund	ClearBridge Variable Large Cap Value Portfolio
Columbia Variable Portfolio - Income Opportunities Fund	Invesco V.I. Growth and Income Fund
Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Comstock Fund
Oppenheimer Capital Appreciation Fund/VA	Invesco V.I. American Franchise Fund
Oppenheimer Global Fund/VA	Invesco V.I. Mid Cap Growth Fund
Oppenheimer Main Street Fund®/VA	Wells Fargo VT Index Asset Allocation Fund
Oppenheimer Main Street Small Cap Fund/VA	Wells Fargo VT International Equity Fund
Putnam VT Diversified Income Fund	Wells Fargo VT Small Cap Growth Fund
Putnam VT Global Asset Allocation Fund	Wells Fargo VT Discovery Fund
Putnam VT International Value Fund	Wells Fargo VT Opportunity Fund
Putnam VT International Equity Fund

We have also audited the accompanying statements of assets and liabilities of MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund (Formerly Columbia Variable Portfolio - Select International Equity Fund), CTIVPSM- Loomis Sayles Growth Fund (Formerly Variable Portfolio - Loomis Sayles Growth Fund), Putnam VT Growth Opportunities Fund, BlackRock S&P 500 Index V.I. Fund, and BlackRock Managed Volatility V.I. Fund, the statements of operations, changes in net assets, financial highlights for the periods indicated in the table below, and related notes. We have also audited BlackRock Global Opportunities V.I. Fund, HIMCO VIT Index Fund, and HIMCO VIT Portfolio Diversifier Fund, the accompanying statements of operations, changes in net assets, financial highlights for the periods indicated in the table below, and related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the sub-accounts listed above constituting Talcott Resolution Life Insurance Company Separate Account Seven as of December 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-account	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
MFS® Core Equity Portfolio	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from January 30, 2015 to December 31, 2015 and three years ended December 31, 2018
MFS® Massachusetts Investors Growth Stock Portfolio	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from January 30, 2015 to December 31, 2015 and three years ended December 31, 2018
MFS® Research International Portfolio	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from January 30, 2015 to December 31, 2015 and three years ended December 31, 2018
Columbia Variable Portfolio - Large Cap Growth Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
Columbia Variable Portfolio - Overseas Core Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
CTIVPSM- Loomis Sayles Growth Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
Putnam VT Growth Opportunities Fund	December 31, 2018	Year ended December 31, 2018	Two Years Ended December 31, 2018	Period from March 18, 2016 to December 31, 2016 and two years ended December 31, 2018
BlackRock Global Opportunities V.I. Fund	Not Applicable	Period from January 1, 2018 to May 12, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to May 12, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to May 12, 2018
BlackRock S&P 500 Index V.I. Fund	December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018
BlackRock Managed Volatility V.I. Fund	December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018	Period from April 20, 2018 to December 31, 2018
HIMCO VIT Index Fund	Not Applicable	Period from January 1, 2018 to April 19, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to April 19, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to April 19, 2018
HIMCO VIT Portfolio Diversifier Fund	Not Applicable	Period from January 1, 2018 to April 19, 2018	Year ended December 31, 2017 and the period from January 1, 2018 to April 19, 2018	Four Years Ended December 31, 2017 and the Period from January 1, 2018 to April 19, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 18, 2019

We have served as the auditor of the sub-accounts that comprise Talcott Resolution Life Insurance Company Separate Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2018

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	3,636,381	3,552,360	1,306,558	98,591	389,859	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,590,679	91,098	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	11,258,231	23,005,104	76,929,655
class S2	—	—	—	—	—	—	—	—	745,030	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	1,590,679	91,098	3,636,381	3,552,360	1,306,558	98,591	389,859	11,258,231	23,750,134	76,929,655
Due from Sponsor Company	—	—	2,916	—	—	—	—	—	—	—
Receivable for fund shares sold	3,613	2	—	608	39	4	19	1,637	19,246	57,372
Other assets	—	—	1	1	—	—	—	—	—	10
Total assets	1,594,292	91,100	3,639,298	3,552,969	1,306,597	98,595	389,878	11,259,868	23,769,380	76,987,037

Liabilities:
Due to Sponsor Company	3,613	2	—	608	39	4	19	1,637	19,246	57,372
Payable for fund shares purchased	—	—	2,916	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	1	—	1	1	—
Total liabilities	3,613	2	2,916	608	40	5	19	1,638	19,247	57,372

Net assets:
For contract liabilities	$1,590,679	$91,098	$3,636,382	$3,552,361	$1,306,557	$98,590	$389,859	$11,258,230	$23,750,133	$76,929,665

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	3,636,382	3,552,361	1,306,557	98,590	389,859	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,590,679	91,098	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	11,258,230	23,005,104	76,929,665
class S2	—	—	—	—	—	—	—	—	745,029	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,590,679	$91,098	$3,636,382	$3,552,361	$1,306,557	$98,590	$389,859	$11,258,230	$23,750,133	$76,929,665

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	364,367	289,045	78,004	6,837	20,837	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	158,750	6,366	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	2,046,951	743,539	6,856,476
class S2	—	—	—	—	—	—	—	—	24,300	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	158,750	6,366	364,367	289,045	78,004	6,837	20,837	2,046,951	767,839	6,856,476

Cost	$1,270,211	$80,786	$4,090,157	$3,908,852	$1,454,013	$84,834	$362,173	$15,871,661	$23,676,768	$81,690,743

Deferred contracts in the accumulation period:
Units owned by participants #	86,661	4,612	249,313	542,136	65,725	6,366	45,078	7,342,205	1,580,526	58,238,524
Minimum unit fair value #*	$17.187910	$19.751240	$12.205103	$5.741135	$17.116362	$11.164969	$7.185007	$1.342234	$1.186847	$1.143094
Maximum unit fair value #*	$19.346528	$19.751240	$19.593049	$12.838845	$29.130337	$12.714620	$14.426155	$20.550633	$20.922989	$9.752975
Contract liability	$1,590,679	$91,098	$3,636,382	$3,528,112	$1,306,557	$78,602	$384,084	$11,060,895	$23,428,048	$75,914,097

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	3,815	—	1,642	733	123,229	20,362	743,522
Minimum unit fair value #*	$—	$—	$—	$6.294948	$—	$12.175519	$7.877973	$1.544621	$1.337338	$1.315509
Maximum unit fair value #*	$—	$—	$—	$6.573763	$—	$12.175519	$7.877973	$1.642240	$18.153290	$1.398664
Contract liability	$—	$—	$—	$24,249	$—	$19,988	$5,775	$197,335	$322,085	$1,015,568

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	20,138,486	32,488,261
class 4	—	—	—	—	—	—	—	—	1,826,740	6,010,874
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	79,972	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	263,898	18,452,433	23,840,487	13,719,074	—	—	53,210,284	—	—	—
class S2	—	7,347,971	34,328	2,402,094	1,187,792	6,356	450,959	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	263,898	25,800,404	23,874,815	16,121,168	1,187,792	6,356	53,661,243	79,972	21,965,226	38,499,135
Due from Sponsor Company	—	—	218	—	—	—	—	5	—	—
Receivable for fund shares sold	16	2,183	—	10,049	2,557	1	63,129	—	13,852	11,731
Other assets	—	5	2	—	1	—	28	—	1	—
Total assets	263,914	25,802,592	23,875,035	16,131,217	1,190,350	6,357	53,724,400	79,977	21,979,079	38,510,866

Liabilities:
Due to Sponsor Company	16	2,183	—	10,049	2,557	1	63,129	—	13,852	11,731
Payable for fund shares purchased	—	—	218	—	—	—	—	5	—	—
Other liabilities	2	—	—	—	—	—	—	1	—	3
Total liabilities	18	2,183	218	10,049	2,557	1	63,129	6	13,852	11,734

Net assets:
For contract liabilities	$263,896	$25,800,409	$23,874,817	$16,121,168	$1,187,793	$6,356	$53,661,271	$79,971	$21,965,227	$38,499,132

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	20,138,488	32,488,259
class 4	—	—	—	—	—	—	—	—	1,826,739	6,010,873
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	79,971	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	263,896	18,452,436	23,840,490	13,719,075	—	—	53,210,310	—	—	—
class S2	—	7,347,973	34,327	2,402,093	1,187,793	6,356	450,961	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$263,896	$25,800,409	$23,874,817	$16,121,168	$1,187,793	$6,356	$53,661,271	$79,971	$21,965,227	$38,499,132

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	1,775,881	2,501,021
class 4	—	—	—	—	—	—	—	—	162,521	469,233
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	4,365	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	52,154	559,504	2,173,244	861,210	—	—	53,210,284	—	—	—
class S2	—	226,022	3,202	159,396	127,173	270	450,959	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	52,154	785,526	2,176,446	1,020,606	127,173	270	53,661,243	4,365	1,938,402	2,970,254

Cost	$287,773	$23,321,743	$27,685,696	$18,321,504	$1,434,379	$4,503	$53,661,243	$77,045	$22,242,883	$37,395,050

Deferred contracts in the accumulation period:
Units owned by participants #	106,023	8,555,241	10,100,729	797,586	92,556	365	5,754,414	4,189	1,829,301	2,622,253
Minimum unit fair value #*	$1.751039	$1.995549	$2.084422	$14.507650	$11.896602	$17.405343	$8.769400	$17.964559	$9.485513	$9.271513
Maximum unit fair value #*	$20.434859	$17.095661	$19.738095	$24.109397	$13.794728	$17.405343	$9.999989	$19.367050	$13.716128	$22.203299
Contract liability	$261,694	$25,724,466	$23,683,254	$16,052,830	$1,187,793	$6,356	$53,301,769	$79,971	$21,785,962	$37,906,794

Contracts in payout (annuitization) period:
Units owned by participants #	1,100	29,502	77,393	3,111	—	—	37,943	—	14,271	44,404
Minimum unit fair value #*	$2.002661	$2.296409	$2.398707	$21.331814	$—	$—	$9.299481	$—	$9.683916	$9.411603
Maximum unit fair value #*	$2.002661	$11.020664	$2.550298	$22.497851	$—	$—	$9.483229	$—	$12.901855	$16.796984
Contract liability	$2,202	$75,943	$191,563	$68,338	$—	$—	$359,502	$—	$179,265	$592,338

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.
.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,967,091
class 2	121,342,287	61,464,312	97,735,361	39,791,893	338,814,687	284,578,546	62,730,568	22,922,062	25,030,821	—
class 4	6,837,551	3,519,360	18,425,467	2,225,412	34,373,150	19,604,211	20,526,643	2,995,353	4,731,149	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	128,179,838	64,983,672	116,160,828	42,017,305	373,187,837	304,182,757	83,257,211	25,917,415	29,761,970	3,967,091
Due from Sponsor Company	—	—	—	—	—	—	—	—	1,162	—
Receivable for fund shares sold	41,787	29,866	112,114	5,501	105,607	153,176	59,022	8,910	—	2,553
Other assets	—	5	1	—	3	—	—	3	—	—
Total assets	128,221,625	65,013,543	116,272,943	42,022,806	373,293,447	304,335,933	83,316,233	25,926,328	29,763,132	3,969,644

Liabilities:
Due to Sponsor Company	41,787	29,866	112,114	5,501	105,607	153,176	59,022	8,910	—	2,553
Payable for fund shares purchased	—	—	—	—	—	—	—	—	1,162	—
Other liabilities	3	—	—	3	—	—	—	—	1	—
Total liabilities	41,790	29,866	112,114	5,504	105,607	153,176	59,022	8,910	1,163	2,553

Net assets:
For contract liabilities	$128,179,835	$64,983,677	$116,160,829	$42,017,302	$373,187,840	$304,182,757	$83,257,211	$25,917,418	$29,761,969	$3,967,091

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,967,091
class 2	121,342,286	61,464,318	97,735,361	39,791,891	338,814,690	284,578,545	62,730,567	22,922,066	25,030,820	—
class 4	6,837,549	3,519,359	18,425,468	2,225,411	34,373,150	19,604,212	20,526,644	2,995,352	4,731,149	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$128,179,835	$64,983,677	$116,160,829	$42,017,302	$373,187,840	$304,182,757	$83,257,211	$25,917,418	$29,761,969	$3,967,091

Shares:
class 1	—	—	—	—	—	—	—	—	—	253,650
class 2	5,756,275	5,021,594	9,452,163	1,560,467	4,876,435	6,338,053	3,564,237	1,102,552	1,182,931	—
class 4	325,753	288,709	1,783,685	87,649	500,774	440,841	1,179,692	144,633	222,328	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	6,082,028	5,310,303	11,235,848	1,648,116	5,377,209	6,778,894	4,743,929	1,247,185	1,405,259	253,650

Cost	$111,347,311	$62,484,886	$121,736,135	$39,498,525	$341,972,470	$276,868,173	$89,146,219	$24,875,724	$29,002,785	$3,793,579

Deferred contracts in the accumulation period:
Units owned by participants #	6,342,628	31,969,795	8,170,916	1,872,662	16,973,516	13,093,700	6,007,984	1,184,449	1,562,402	1,272,870
Minimum unit fair value #*	$9.607632	$1.684436	$9.585536	$9.355565	$10.274698	$10.221495	$8.943396	$8.987654	$9.367843	$1.975725
Maximum unit fair value #*	$26.412415	$24.488371	$17.938906	$30.705321	$33.972188	$31.733558	$20.695470	$33.702420	$29.349858	$28.009446
Contract liability	$126,329,025	$63,961,205	$114,527,359	$41,761,732	$369,162,947	$299,975,297	$82,619,876	$25,709,719	$29,620,872	$3,913,425

Contracts in payout (annuitization) period:
Units owned by participants #	82,764	491,497	107,933	10,172	152,212	185,928	35,894	7,474	5,960	23,749
Minimum unit fair value #*	$9.752741	$1.939882	$9.730287	$9.496917	$10.437344	$10.375894	$9.078524	$9.123456	$9.509392	$2.259761
Maximum unit fair value #*	$26.412415	$9.731175	$17.938906	$30.705321	$33.972188	$31.733558	$20.188247	$31.449330	$29.349858	$2.259761
Contract liability	$1,850,810	$1,022,472	$1,633,470	$255,570	$4,024,893	$4,207,460	$637,335	$207,699	$141,097	$53,666

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$617,279	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,966	—	—	—	—	—	—	126,531,970	240,785,696	21,764,484
class 4	—	—	—	—	—	—	—	910,643	25,942,089	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,587,772	11,651,012	8,816,634	507,060	203,995	142,790	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	624,245	1,587,772	11,651,012	8,816,634	507,060	203,995	142,790	127,442,613	266,727,785	21,764,484
Due from Sponsor Company	1,882	—	—	129	2,110	—	—	—	—	—
Receivable for fund shares sold	—	167	294	—	—	31	7	65,962	229,306	7,654
Other assets	—	—	—	—	—	—	—	—	—	3
Total assets	626,127	1,587,939	11,651,306	8,816,763	509,170	204,026	142,797	127,508,575	266,957,091	21,772,141

Liabilities:
Due to Sponsor Company	—	167	294	—	—	31	7	65,962	229,306	7,654
Payable for fund shares purchased	1,882	—	—	129	2,110	—	—	—	—	—
Other liabilities	1	2	4	1	1	—	—	3	2	—
Total liabilities	1,883	169	298	130	2,111	31	7	65,965	229,308	7,654

Net assets:
For contract liabilities	$624,244	$1,587,770	$11,651,008	$8,816,633	$507,059	$203,995	$142,790	$127,442,610	$266,727,783	$21,764,487

Contract Liabilities:
class 1	$617,278	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	6,966	—	—	—	—	—	—	126,531,967	240,785,696	21,764,487
class 4	—	—	—	—	—	—	—	910,643	25,942,087	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	1,587,770	11,651,008	8,816,633	507,059	203,995	142,790	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$624,244	$1,587,770	$11,651,008	$8,816,633	$507,059	$203,995	$142,790	$127,442,610	$266,727,783	$21,764,487

Shares:
class 1	23,498	—	—	—	—	—	—	—	—	—
class 2	276	—	—	—	—	—	—	5,053,194	16,335,529	1,163,876
class 4	—	—	—	—	—	—	—	36,266	1,720,298	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	25,646	372,118	301,733	45,233	17,171	13,408	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	23,774	25,646	372,118	301,733	45,233	17,171	13,408	5,089,460	18,055,827	1,163,876

Cost	$641,954	$1,486,652	$9,951,048	$8,761,084	$501,671	$204,215	$153,450	$110,415,354	$272,451,279	$21,479,162

Deferred contracts in the accumulation period:
Units owned by participants #	285,144	75,641	611,592	515,678	29,836	9,821	9,288	4,694,292	12,869,806	1,087,098
Minimum unit fair value #*	$1.586774	$18.528595	$15.818444	$14.920124	$14.162728	$18.141994	$15.268699	$20.183660	$12.936268	$17.784170
Maximum unit fair value #*	$34.455730	$32.257287	$28.186566	$24.940821	$27.943960	$29.674764	$15.487927	$30.627632	$24.540633	$23.750261
Contract liability	$624,244	$1,568,398	$11,620,104	$8,806,111	$507,059	$201,275	$142,790	$125,294,233	$262,195,134	$21,541,954

Contracts in payout (annuitization) period:
Units owned by participants #	—	990	1,773	623	—	142	—	76,633	204,086	10,578
Minimum unit fair value #*	$—	$19.560326	$17.251246	$16.271585	$—	$19.152213	$—	$26.843539	$14.184386	$20.422722
Maximum unit fair value #*	$—	$19.560326	$18.015513	$16.992522	$—	$19.152213	$—	$28.580089	$22.900167	$21.660712
Contract liability	$—	$19,372	$30,904	$10,522	$—	$2,720	$—	$2,148,377	$4,532,649	$222,533

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$66,619,033	$—	$11,202,864	$—	$—	$—	$—
class 2	446,825	36,263,163	6,251,912	373,518	126,509,872	—	44,794,243	70,783,494	38,554,102	9,906,598
class 4	—	1,466,547	2,596,789	15,097,698	16,530,256	1,426,035	3,572,567	7,281,879	3,876,456	798,026
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	446,825	37,729,710	8,848,701	82,090,249	143,040,128	12,628,899	48,366,810	78,065,373	42,430,558	10,704,624
Due from Sponsor Company	—	—	842	—	—	—	—	3,649	—	—
Receivable for fund shares sold	58	5,288	—	127,346	54,410	2,797	80,113	—	23,221	1,182
Other assets	—	3	—	—	—	2	1	—	2	—
Total assets	446,883	37,735,001	8,849,543	82,217,595	143,094,538	12,631,698	48,446,924	78,069,022	42,453,781	10,705,806

Liabilities:
Due to Sponsor Company	58	5,288	—	127,346	54,410	2,797	80,113	—	23,221	1,182
Payable for fund shares purchased	—	—	842	—	—	—	—	3,649	—	—
Other liabilities	1	—	3	3	—	—	—	2	—	4
Total liabilities	59	5,288	845	127,349	54,410	2,797	80,113	3,651	23,221	1,186

Net assets:
For contract liabilities	$446,824	$37,729,713	$8,848,698	$82,090,246	$143,040,128	$12,628,901	$48,366,811	$78,065,371	$42,430,560	$10,704,620

Contract Liabilities:
class 1	$—	$—	$—	$66,619,031	$—	$11,202,865	$—	$—	$—	$—
class 2	446,824	36,263,165	6,251,910	373,518	126,509,871	—	44,794,246	70,783,493	38,554,104	9,906,595
class 4	—	1,466,548	2,596,788	15,097,697	16,530,257	1,426,036	3,572,565	7,281,878	3,876,456	798,025
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$446,824	$37,729,713	$8,848,698	$82,090,246	$143,040,128	$12,628,901	$48,366,811	$78,065,371	$42,430,560	$10,704,620

Shares:
class 1	—	—	—	6,255,309	—	1,299,636	—	—	—	—
class 2	29,788	2,382,599	428,213	36,334	7,270,682	—	3,516,032	5,797,174	2,274,579	1,533,529
class 4	—	92,761	173,582	1,429,706	941,895	166,011	275,661	589,149	224,202	128,714
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	29,788	2,475,360	601,795	7,721,349	8,212,577	1,465,647	3,791,693	6,386,323	2,498,781	1,662,243

Cost	$466,349	$47,525,426	$10,821,034	$91,202,585	$142,364,906	$13,437,498	$53,909,966	$80,394,531	$48,692,353	$13,811,378

Deferred contracts in the accumulation period:
Units owned by participants #	19,303	2,139,786	545,316	4,273,134	6,953,311	680,434	3,843,599	5,049,541	1,702,474	534,154
Minimum unit fair value #*	$17.835379	$11.612439	$14.101203	$11.506987	$12.133075	$7.636438	$8.352436	$10.171230	$12.337957	$17.886300
Maximum unit fair value #*	$23.258150	$27.592165	$27.242034	$25.480696	$27.438705	$26.701139	$15.484379	$19.146976	$31.351522	$27.207007
Contract liability	$432,198	$37,203,504	$8,826,117	$80,916,158	$140,871,023	$12,585,610	$47,875,565	$76,949,884	$41,985,587	$10,675,520

Contracts in payout (annuitization) period:
Units owned by participants #	660	29,414	1,347	53,754	90,140	2,149	35,739	64,066	16,463	1,409
Minimum unit fair value #*	$22.151280	$13.460744	$15.520704	$13.176012	$13.303973	$8.328223	$12.455333	$11.584093	$13.528506	$18.882234
Maximum unit fair value #*	$22.151280	$24.511076	$18.415764	$23.699119	$25.519760	$24.833725	$14.401263	$17.866715	$29.255535	$21.281051
Contract liability	$14,626	$526,209	$22,581	$1,174,088	$2,169,105	$43,291	$491,246	$1,115,487	$444,973	$29,100

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	284,274	—	—	—	—	—	—	—	—	—
class 4	9,608,813	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	3,506,175	72,831,207	66,504,351	48,471,758	—	469,937	8,676,800	17,310,945	4,689,377
class IB	—	6,597,296	17,189,479	15,892,514	12,528,928	59,211	567,110	157,620	1,121,345	412,019
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	9,893,087	10,103,471	90,020,686	82,396,865	61,000,686	59,211	1,037,047	8,834,420	18,432,290	5,101,396
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	6,622	3,754	58,998	26,415	24,622	7	154	5,721	9,121	2,471
Other assets	—	1	—	—	—	—	—	1	—	—
Total assets	9,899,709	10,107,226	90,079,684	82,423,280	61,025,308	59,218	1,037,201	8,840,142	18,441,411	5,103,867

Liabilities:
Due to Sponsor Company	6,622	3,754	58,998	26,415	24,622	7	154	5,721	9,121	2,471
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	3	—	1	—	3	—	—	1
Total liabilities	6,623	3,754	59,001	26,415	24,623	7	157	5,721	9,121	2,472

Net assets:
For contract liabilities	$9,893,086	$10,103,472	$90,020,683	$82,396,865	$61,000,685	$59,211	$1,037,044	$8,834,421	$18,432,290	$5,101,395

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	284,274	—	—	—	—	—	—	—	—	—
class 4	9,608,812	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	3,506,174	72,831,208	66,504,352	48,471,757	—	469,937	8,676,800	17,310,944	4,689,376
class IB	—	6,597,298	17,189,475	15,892,513	12,528,928	59,211	567,107	157,621	1,121,346	412,019
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,893,086	$10,103,472	$90,020,683	$82,396,865	$61,000,685	$59,211	$1,037,044	$8,834,421	$18,432,290	$5,101,395

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	16,891	—	—	—	—	—	—	—	—	—
class 4	558,977	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	127,637	6,774,996	1,667,193	2,434,543	—	19,150	638,469	512,310	629,446
class IB	—	236,377	1,606,493	404,596	632,136	3,046	23,357	11,728	34,835	56,287
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	575,868	364,014	8,381,489	2,071,789	3,066,679	3,046	42,507	650,197	547,145	685,733

Cost	$10,210,266	$8,891,001	$93,070,326	$86,774,303	$63,051,109	$56,382	$1,055,420	$9,029,956	$16,792,437	$5,715,366

Deferred contracts in the accumulation period:
Units owned by participants #	716,975	3,132,683	14,669,317	8,594,261	6,148,817	10,592	155,328	450,746	898,572	324,240
Minimum unit fair value #*	$10.730432	$1.413098	$1.356101	$2.077461	$2.086045	$5.590363	$1.388703	$2.732428	$3.254440	$2.265582
Maximum unit fair value #*	$15.007460	$21.241350	$14.344597	$28.641524	$28.602526	$5.590363	$29.413557	$33.044016	$36.479614	$21.405462
Contract liability	$9,867,318	$9,930,948	$89,663,833	$81,936,914	$60,745,568	$59,211	$1,025,697	$8,726,847	$18,408,433	$5,079,328

Contracts in payout (annuitization) period:
Units owned by participants #	1,850	98,207	145,984	122,850	63,384	—	1,210	5,098	1,125	1,307
Minimum unit fair value #*	$13.625241	$1.616286	$1.551005	$2.376163	$2.385981	$—	$3.381259	$20.987183	$20.361837	$16.772466
Maximum unit fair value #*	$14.228795	$1.980832	$12.830496	$16.583847	$18.638950	$—	$16.032885	$21.916847	$21.263767	$17.515255
Contract liability	$25,768	$172,524	$356,850	$459,951	$255,117	$—	$11,347	$107,574	$23,857	$22,067

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,141,921	702,840	—	—	40,922,672	914,331	1,187,696	566,809	2,580,387	687,444
class IB	2,245,576	284,271	579,538	268,490	3,227,644	1,308,908	61,605	5,169,134	566,147	257,131
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	5,387,497	987,111	579,538	268,490	44,150,316	2,223,239	1,249,301	5,735,943	3,146,534	944,575
Due from Sponsor Company	286	—	—	—	—	1,118	—	—	—	—
Receivable for fund shares sold	—	552	54	49	221,427	—	114	2,181	646	277
Other assets	1	1	—	—	—	3	—	—	—	—
Total assets	5,387,784	987,664	579,592	268,539	44,371,743	2,224,360	1,249,415	5,738,124	3,147,180	944,852

Liabilities:
Due to Sponsor Company	—	552	54	49	221,427	—	114	2,181	646	277
Payable for fund shares purchased	286	—	—	—	—	1,118	—	—	—	—
Other liabilities	—	—	—	1	2	—	—	6	—	2
Total liabilities	286	552	54	50	221,429	1,118	114	2,187	646	279

Net assets:
For contract liabilities	$5,387,498	$987,112	$579,538	$268,489	$44,150,314	$2,223,242	$1,249,301	$5,735,937	$3,146,534	$944,573

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	3,141,920	702,842	—	—	40,922,667	914,333	1,187,696	566,806	2,580,387	687,441
class IB	2,245,578	284,270	579,538	268,489	3,227,647	1,308,909	61,605	5,169,131	566,147	257,132
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,387,498	$987,112	$579,538	$268,489	$44,150,314	$2,223,242	$1,249,301	$5,735,937	$3,146,534	$944,573

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	225,875	98,025	—	—	4,051,750	49,746	44,383	7,257	256,755	53,665
class IB	159,374	39,926	17,642	27,175	319,885	77,267	2,374	66,178	56,389	20,104
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	385,249	137,951	17,642	27,175	4,371,635	127,013	46,757	73,435	313,144	73,769

Cost	$5,147,631	$1,155,241	$497,174	$334,431	$43,818,074	$2,350,989	$1,306,886	$3,814,440	$3,271,968	$933,857

Deferred contracts in the accumulation period:
Units owned by participants #	969,188	52,926	63,974	25,071	39,566,130	523,855	71,806	2,449,339	431,920	93,306
Minimum unit fair value #*	$1.420143	$16.222419	$8.830832	$2.404725	$0.791943	$2.122938	$2.834702	$1.517670	$1.100271	$2.102330
Maximum unit fair value #*	$17.130353	$28.858319	$8.830832	$28.010285	$10.003964	$28.478787	$33.832065	$29.338991	$11.777786	$25.502106
Contract liability	$5,328,764	$987,112	$564,946	$268,489	$43,284,682	$2,216,234	$1,249,301	$5,626,695	$3,146,534	$943,773

Contracts in payout (annuitization) period:
Units owned by participants #	24,657	—	1,652	—	849,812	1,560	—	56,515	—	49
Minimum unit fair value #*	$1.624408	$—	$8.830832	$—	$0.905700	$3.113135	$—	$1.735963	$—	$16.473141
Maximum unit fair value #*	$10.237292	$—	$8.830832	$—	$1.068767	$17.697462	$—	$2.165430	$—	$16.473141
Contract liability	$58,734	$—	$14,592	$—	$865,632	$7,008	$—	$109,242	$—	$800

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	23,397,988	3,884,568	38,003,472	14,042,058
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,667,317	—	133,744	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,163,402	2,725,653	7,658,781	1,223,587	—	—	—	—
class - N/A	2,605,287	2,541,086	—	—	—	—	—	—	—	—
Total investments	2,605,287	2,541,086	1,163,402	2,725,653	7,658,781	1,223,587	25,065,305	3,884,568	38,137,216	14,042,058
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	800	238	23	2,092	2,478	92	10,522	642	40,712	1,477
Other assets	—	—	—	1	—	—	—	3	—	—
Total assets	2,606,087	2,541,324	1,163,425	2,727,746	7,661,259	1,223,679	25,075,827	3,885,213	38,177,928	14,043,535

Liabilities:
Due to Sponsor Company	800	238	23	2,092	2,478	92	10,522	642	40,712	1,477
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	1	—	—	—	1	2	—	2	1
Total liabilities	801	239	23	2,092	2,478	93	10,524	642	40,714	1,478

Net assets:
For contract liabilities	$2,605,286	$2,541,085	$1,163,402	$2,725,654	$7,658,781	$1,223,586	$25,065,303	$3,884,571	$38,137,214	$14,042,057

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	23,397,987	3,884,571	38,003,472	14,042,057
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	1,667,316	—	133,742	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	1,163,402	2,725,654	7,658,781	1,223,586	—	—	—	—
class - N/A	2,605,286	2,541,085	—	—	—	—	—	—	—	—
Total contract liabilities	$2,605,286	$2,541,085	$1,163,402	$2,725,654	$7,658,781	$1,223,586	$25,065,303	$3,884,571	$38,137,214	$14,042,057

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	497,723	206,406	1,404,934	1,706,204
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	36,839	—	5,013	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	82,336	202,200	691,226	39,921	—	—	—	—
class - N/A	242,578	211,934	—	—	—	—	—	—	—	—
Total shares	242,578	211,934	82,336	202,200	691,226	39,921	534,562	206,406	1,409,947	1,706,204

Cost	$2,950,931	$3,421,388	$1,403,871	$2,971,732	$7,938,576	$1,001,190	$21,013,688	$3,566,878	$31,970,536	$14,137,662

Deferred contracts in the accumulation period:
Units owned by participants #	552,279	979,204	55,923	138,237	453,637	80,263	1,339,433	165,570	2,103,638	1,255,967
Minimum unit fair value #*	$1.802611	$1.932603	$17.842199	$18.778709	$14.972552	$14.105191	$12.493946	$19.640793	$15.622600	$9.878187
Maximum unit fair value #*	$20.601555	$26.565284	$21.967697	$23.862094	$19.322877	$20.724317	$34.485795	$29.797244	$23.963520	$33.471880
Contract liability	$2,603,622	$2,529,287	$1,163,402	$2,725,654	$7,567,970	$1,223,586	$24,829,020	$3,834,263	$37,611,661	$14,004,965

Contracts in payout (annuitization) period:
Units owned by participants #	821	5,404	—	—	5,330	—	10,465	1,941	26,806	3,172
Minimum unit fair value #*	$2.026702	$2.170346	$—	$—	$16.327433	$—	$14.287498	$22.664416	$17.647533	$11.146977
Maximum unit fair value #*	$2.026702	$2.283469	$—	$—	$17.050175	$—	$23.047444	$27.805267	$21.350227	$11.943707
Contract liability	$1,664	$11,798	$—	$—	$90,811	$—	$236,283	$50,308	$525,553	$37,092

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)(4)	Sub-Account	Sub-Account (5)(6)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	321,179
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	26,709,640	213,803	3,780,185	—
class INIT	25,032,277	111,966,840	31,992,927	51,743,755	3,137,821	24,065,290	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	88,879	6,403,865	14,156,319	10,355,536	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	25,121,156	118,370,705	46,149,246	62,099,291	3,137,821	24,065,290	26,709,640	213,803	3,780,185	321,179
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	21,909	80,502	17,062	29,935	479	11,234	13,399	12	247	56
Other assets	1	1	1	—	—	1	—	—	—	—
Total assets	25,143,066	118,451,208	46,166,309	62,129,226	3,138,300	24,076,525	26,723,039	213,815	3,780,432	321,235

Liabilities:
Due to Sponsor Company	21,909	80,502	17,062	29,935	479	11,234	13,399	12	247	56
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	3	1	—	3	—	—	1
Total liabilities	21,909	80,502	17,062	29,938	480	11,234	13,402	12	247	57

Net assets:
For contract liabilities	$25,121,157	$118,370,706	$46,149,247	$62,099,288	$3,137,820	$24,065,291	$26,709,637	$213,803	$3,780,185	$321,178

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	321,178
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	26,709,637	213,803	3,780,185	—
class INIT	25,032,279	111,966,841	31,992,929	51,743,753	3,137,820	24,065,291	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	88,878	6,403,865	14,156,318	10,355,535	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$25,121,157	$118,370,706	$46,149,247	$62,099,288	$3,137,820	$24,065,291	$26,709,637	$213,803	$3,780,185	$321,178

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	24,113
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	1,987,324	16,510	186,033	—
class INIT	1,433,693	5,140,810	1,849,302	4,090,416	125,865	4,557,820	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	5,586	299,526	834,689	833,108	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,439,279	5,440,336	2,683,991	4,923,524	125,865	4,557,820	1,987,324	16,510	186,033	24,113

Cost	$24,308,205	$114,132,413	$43,278,571	$63,550,378	$3,204,892	$27,239,910	$27,378,047	$240,938	$4,186,658	$290,939

Deferred contracts in the accumulation period:
Units owned by participants #	1,022,494	5,906,281	1,883,445	4,523,542	140,943	2,109,972	2,667,511	16,962	408,928	13,420
Minimum unit fair value #*	$16.986980	$13.286210	$15.694637	$11.110994	$20.221270	$10.500893	$9.944640	$12.564501	$9.183495	$19.963519
Maximum unit fair value #*	$35.803811	$25.180575	$33.024725	$15.374008	$25.998794	$11.692453	$10.049156	$12.714556	$9.276028	$31.961560
Contract liability	$24,842,560	$116,443,593	$45,968,181	$61,829,264	$3,137,820	$23,400,227	$26,709,637	$213,803	$3,780,185	$321,178

Contracts in payout (annuitization) period:
Units owned by participants #	9,732	88,730	6,362	19,183	—	59,253	—	—	—	—
Minimum unit fair value #*	$19.602771	$14.488759	$17.115231	$13.671037	$—	$11.157301	$—	$—	$—	$—
Maximum unit fair value #*	$34.171439	$23.419771	$30.817028	$14.348153	$—	$11.374602	$—	$—	$—	$—
Contract liability	$278,597	$1,927,113	$181,066	$270,024	$—	$665,064	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$1,566,414	$5,878,021	$4,653,101	$5,835,022
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	43,069	169,020	1,368,169	—	—	—	—	—	—
class III	608,215	—	—	—	—	473,662	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	851,162	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	608,215	43,069	169,020	1,368,169	851,162	473,662	1,566,414	5,878,021	4,653,101	5,835,022
Due from Sponsor Company	—	—	—	—	1,352	—	—	—	—	—
Receivable for fund shares sold	34	2	10	152	—	27	86	1,605	4,440	3,879
Other assets	—	—	—	1	—	—	—	—	1	—
Total assets	608,249	43,071	169,030	1,368,322	852,514	473,689	1,566,500	5,879,626	4,657,542	5,838,901

Liabilities:
Due to Sponsor Company	34	2	10	152	—	27	86	1,605	4,440	3,879
Payable for fund shares purchased	—	—	—	—	1,352	—	—	—	—	—
Other liabilities	—	—	1	—	1	1	2	—	—	1
Total liabilities	34	2	11	152	1,353	28	88	1,605	4,440	3,880

Net assets:
For contract liabilities	$608,215	$43,069	$169,019	$1,368,170	$851,161	$473,661	$1,566,412	$5,878,021	$4,653,102	$5,835,021

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$1,566,412	$5,878,021	$4,653,102	$5,835,021
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	43,069	169,019	1,368,170	—	—	—	—	—	—
class III	608,215	—	—	—	—	473,661	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	851,161	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$608,215	$43,069	$169,019	$1,368,170	$851,161	$473,661	$1,566,412	$5,878,021	$4,653,102	$5,835,021

Shares:
class 1	—	—	—	—	—	—	111,093	246,458	673,387	237,582
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	4,067	6,272	131,302	—	—	—	—	—	—
class III	59,923	—	—	—	—	66,432	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	62,083	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	59,923	4,067	6,272	131,302	62,083	66,432	111,093	246,458	673,387	237,582

Cost	$607,916	$41,223	$168,030	$1,445,289	$971,578	$568,685	$1,660,726	$3,863,604	$5,742,165	$3,825,155

Deferred contracts in the accumulation period:
Units owned by participants #	32,880	3,928	8,112	70,508	52,230	22,896	831,917	412,080	423,063	392,801
Minimum unit fair value #*	$17.364852	$10.963905	$20.252770	$18.040167	$14.382978	$19.050058	$1.478640	$13.371688	$10.277245	$14.174651
Maximum unit fair value #*	$18.720835	$10.963905	$21.877160	$32.774765	$24.644219	$22.161517	$19.463106	$14.548520	$10.951963	$15.061723
Contract liability	$608,215	$43,069	$169,019	$1,368,170	$851,161	$473,661	$1,559,761	$5,790,743	$4,524,746	$5,754,126

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	3,933	5,999	11,720	5,371
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.691211	$14.548520	$10.951963	$15.061723
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$1.691211	$14.548520	$10.951963	$15.061723
Contract liability	$—	$—	$—	$—	$—	$—	$6,651	$87,278	$128,356	$80,895

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Small Cap Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	9,883,470	522,047	1,684,721	27,231	244,772	180,596
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	344,551	3,710,054	621,777	3,020,034	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	344,551	3,710,054	621,777	3,020,034	9,883,470	522,047	1,684,721	27,231	244,772	180,596
Due from Sponsor Company	—	695	—	—	—	—	—	—	—	—
Receivable for fund shares sold	15	—	27	871	3,809	27	3,558	1	12	9
Other assets	—	—	—	—	—	1	—	—	—	—
Total assets	344,566	3,710,749	621,804	3,020,905	9,887,279	522,075	1,688,279	27,232	244,784	180,605

Liabilities:
Due to Sponsor Company	15	—	27	871	3,809	27	3,558	1	12	9
Payable for fund shares purchased	—	695	—	—	—	—	—	—	—	—
Other liabilities	3	—	2	1	1	—	—	—	—	—
Total liabilities	18	695	29	872	3,810	27	3,558	1	12	9

Net assets:
For contract liabilities	$344,548	$3,710,054	$621,775	$3,020,033	$9,883,469	$522,048	$1,684,721	$27,231	$244,772	$180,596

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	9,883,469	522,048	1,684,721	27,231	244,772	180,596
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	344,548	3,710,054	621,775	3,020,033	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$344,548	$3,710,054	$621,775	$3,020,033	$9,883,469	$522,048	$1,684,721	$27,231	$244,772	$180,596

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	1,695,278	34,010	176,042	2,909	20,113	20,383
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	7,211	98,856	23,454	150,776	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	7,211	98,856	23,454	150,776	1,695,278	34,010	176,042	2,909	20,113	20,383

Cost	$364,717	$3,030,879	$636,903	$2,949,371	$11,052,248	$549,924	$1,419,971	$27,149	$224,892	$280,746

Deferred contracts in the accumulation period:
Units owned by participants #	17,445	227,815	34,131	149,550	716,550	33,425	121,008	3,147	27,181	10,583
Minimum unit fair value #*	$14.779214	$14.332598	$16.103869	$17.938511	$12.315679	$14.624956	$13.651188	$7.692744	$8.073238	$14.442914
Maximum unit fair value #*	$16.830265	$23.906112	$25.174352	$29.353099	$18.521142	$21.885599	$13.990078	$13.635139	$13.938931	$24.026205
Contract liability	$283,503	$3,687,664	$615,124	$3,016,001	$9,864,872	$522,048	$1,684,721	$25,732	$244,772	$180,596

Contracts in payout (annuitization) period:
Units owned by participants #	3,788	1,432	363	199	1,336	—	—	181	—	—
Minimum unit fair value #*	$16.116737	$15.629801	$17.561212	$19.561684	$13.430810	$—	$—	$8.299263	$—	$—
Maximum unit fair value #*	$16.116737	$15.629801	$18.338526	$20.427533	$14.025657	$—	$—	$8.299263	$—	$—
Contract liability	$61,045	$22,390	$6,651	$4,032	$18,597	$—	$—	$1,499	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS® Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Portfolio	Jennison Portfolio	Prudential Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	128,625	343,496	30,276	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	132,672	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	28,902	147,310	15,379
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	27,935,309	3,601,812	2,570,557	—	—	—	—	—	—	—
Total investments	27,935,309	3,601,812	2,570,557	132,672	128,625	343,496	30,276	28,902	147,310	15,379
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	167,388	21,866	12,249	2	2	6	1	2	17	1
Other assets	—	1	1	—	—	—	—	—	—	—
Total assets	28,102,697	3,623,679	2,582,807	132,674	128,627	343,502	30,277	28,904	147,327	15,380

Liabilities:
Due to Sponsor Company	167,388	21,866	12,249	2	2	6	1	2	17	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	1	1	—	—	4	1	1
Total liabilities	167,388	21,866	12,249	3	3	6	1	6	18	2

Net assets:
For contract liabilities	$27,935,309	$3,601,813	$2,570,558	$132,671	$128,624	$343,496	$30,276	$28,898	$147,309	$15,378

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	128,624	343,496	30,276	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	132,671	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	28,898	147,309	15,378
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	27,935,309	3,601,813	2,570,558	—	—	—	—	—	—	—
Total contract liabilities	$27,935,309	$3,601,813	$2,570,558	$132,671	$128,624	$343,496	$30,276	$28,898	$147,309	$15,378

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	12,799	48,931	2,755	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	5,738	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	1,026	2,510	548
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	2,620,573	135,254	253,008	—	—	—	—	—	—	—
Total shares	2,620,573	135,254	253,008	5,738	12,799	48,931	2,755	1,026	2,510	548

Cost	$28,791,627	$2,816,189	$2,939,326	$108,335	$139,509	$465,601	$34,658	$11,852	$56,820	$10,555

Deferred contracts in the accumulation period:
Units owned by participants #	1,962,931	134,236	101,064	4,859	10,520	26,738	2,866	10,375	55,123	8,596
Minimum unit fair value #*	$11.815199	$23.386581	$22.267989	$21.330168	$12.220182	$12.058566	$10.562492	$2.360103	$1.915343	$1.647061
Maximum unit fair value #*	$20.968426	$40.516245	$39.661033	$27.947538	$12.366123	$13.158089	$10.562492	$25.010073	$15.811276	$1.855800
Contract liability	$27,464,872	$3,557,298	$2,540,681	$132,671	$128,624	$343,496	$30,276	$28,898	$132,798	$15,378

Contracts in payout (annuitization) period:
Units owned by participants #	32,903	1,692	1,192	—	—	—	—	—	918	—
Minimum unit fair value #*	$14.297543	$26.315372	$25.056568	$—	$—	$—	$—	$—	$15.811276	$—
Maximum unit fair value #*	$14.297543	$26.315372	$25.056568	$—	$—	$—	$—	$—	$15.811276	$—
Contract liability	$470,437	$44,515	$29,877	$—	$—	$—	$—	$—	$14,511	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2018

	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$687,269
class 2	—	—	—	—	—	—	—	—	25,491	8,996
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	21,377	33,375	593,321	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	8,388	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	14,001,361	1,867,356	—	—
class S2	—	—	—	—	953,024	185,014	257,575	312,469	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total investments	8,388	21,377	33,375	593,321	953,024	185,014	14,258,936	2,179,825	25,491	696,265
Due from Sponsor Company	—	—	23	—	—	—	—	—	—	—
Receivable for fund shares sold	—	1	—	11	109	11	12,965	115	1	50
Other assets	—	—	—	—	2	—	—	—	—	—
Total assets	8,388	21,378	33,398	593,332	953,135	185,025	14,271,901	2,179,940	25,492	696,315

Liabilities:
Due to Sponsor Company	—	1	—	11	109	11	12,965	115	1	50
Payable for fund shares purchased	—	—	23	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	2	—	—	—
Total liabilities	—	1	23	11	109	11	12,967	115	1	50

Net assets:
For contract liabilities	$8,388	$21,377	$33,375	$593,321	$953,026	$185,014	$14,258,934	$2,179,825	$25,491	$696,265

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$687,269
class 2	—	—	—	—	—	—	—	—	25,491	8,996
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	21,377	33,375	593,321	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	8,388	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	14,001,359	1,867,356	—	—
class S2	—	—	—	—	953,026	185,014	257,575	312,469	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$8,388	$21,377	$33,375	$593,321	$953,026	$185,014	$14,258,934	$2,179,825	$25,491	$696,265

Shares:
class 1	—	—	—	—	—	—	—	—	—	241,147
class 2	—	—	—	—	—	—	—	—	1,384	3,113
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	1,224	5,026	33,202	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,239	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	244,993	391,479	—	—
class S2	—	—	—	—	54,521	11,520	4,692	66,910	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—	—
Total shares	1,239	1,224	5,026	33,202	54,521	11,520	249,685	458,389	1,384	244,260

Cost	$6,691	$18,934	$41,483	$636,662	$1,041,116	$189,214	$12,366,579	$2,483,964	$19,883	$1,049,530

Deferred contracts in the accumulation period:
Units owned by participants #	6,778	1,262	13,645	245,056	53,749	7,700	772,390	142,124	5,013	471,437
Minimum unit fair value #*	$1.237526	$16.941486	$2.445971	$2.319727	$15.466921	$23.069364	$16.673204	$14.458749	$2.261876	$1.026115
Maximum unit fair value #*	$1.237526	$16.941486	$2.445971	$2.319727	$26.224284	$26.211385	$19.873018	$15.910440	$22.333438	$14.620761
Contract liability	$8,388	$21,377	$33,375	$568,464	$953,026	$185,014	$14,103,505	$2,176,541	$25,491	$690,487

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	10,716	—	—	8,164	211	—	3,565
Minimum unit fair value #*	$—	$—	$—	$2.319727	$—	$—	$18.599788	$15.534423	$—	$1.117529
Maximum unit fair value #*	$—	$—	$—	$2.319727	$—	$—	$19.113907	$15.534423	$—	$1.916674
Contract liability	$—	$—	$—	$24,857	$—	$—	$155,429	$3,284	$—	$5,778

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2018

	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVPSM– Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account (8)

Assets:
Investments, at fair value
class 1	$774,115	$—	$4,724,518	$—	$—	$—	$6,270,723	$—	$5,019,677
class 2	68,751	8,409	56,137	—	—	—	—	4,116,687	—
class 4	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	4,416,798	5,912,521	6,988,606	—	—	—
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—
Total investments	842,866	8,409	4,780,655	4,416,798	5,912,521	6,988,606	6,270,723	4,116,687	5,019,677
Due from Sponsor Company	—	—	—	—	—	—	982	—	—
Receivable for fund shares sold	44	—	1,463	918	1,138	112	—	303	5,498
Other assets	—	—	1	2	—	1	2	—	1
Total assets	842,910	8,409	4,782,119	4,417,718	5,913,659	6,988,719	6,271,707	4,116,990	5,025,176

Liabilities:
Due to Sponsor Company	44	—	1,463	918	1,138	112	—	303	5,498
Payable for fund shares purchased	—	—	—	—	—	—	982	—	—
Other liabilities	—	—	—	—	—	—	—	1	—
Total liabilities	44	—	1,463	918	1,138	112	982	304	5,498

Net assets:
For contract liabilities	$842,866	$8,409	$4,780,656	$4,416,800	$5,912,521	$6,988,607	$6,270,725	$4,116,686	$5,019,678

Contract Liabilities:
class 1	$774,115	$—	$4,724,520	$—	$—	$—	$6,270,725	$—	$5,019,678
class 2	68,751	8,409	56,136	—	—	—	—	4,116,686	—
class 4	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	4,416,800	5,912,521	6,988,607	—	—	—
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—
Total contract liabilities	$842,866	$8,409	$4,780,656	$4,416,800	$5,912,521	$6,988,607	$6,270,725	$4,116,686	$5,019,678

Shares:
class 1	80,136	—	207,580	—	—	—	389,486	—	176,129
class 2	7,322	322	2,457	—	—	—	—	324,916	—
class 4	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	203,727	335,939	496,703	—	—	—
class S1	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—
class - N/A	—	—	—	—	—	—	—	—	—
Total shares	87,458	322	210,037	203,727	335,939	496,703	389,486	324,916	176,129

Cost	$772,170	$7,499	$4,301,556	$4,790,512	$5,917,726	$7,657,155	$4,890,480	$4,248,067	$3,792,335

Deferred contracts in the accumulation period:
Units owned by participants #	38,602	276	247,373	339,971	442,090	701,975	501,103	409,884	371,656
Minimum unit fair value #*	$2.873468	$30.440346	$17.817813	$12.416933	$12.683437	$9.493017	$12.198087	$9.748587	$12.967579
Maximum unit fair value #*	$23.876359	$30.440346	$20.940590	$13.091312	$13.398507	$10.246844	$12.577042	$10.051567	$13.351777
Contract liability	$841,681	$8,409	$4,778,578	$4,362,348	$5,810,286	$6,933,763	$6,228,527	$4,064,513	$4,903,493

Contracts in payout (annuitization) period:
Units owned by participants #	52	—	108	4,186	7,642	5,498	3,355	5,191	8,702
Minimum unit fair value #*	$22.985435	$—	$19.245472	$12.913056	$13.216070	$9.911171	$12.577042	$10.051567	$13.351777
Maximum unit fair value #*	$22.985435	$—	$19.245472	$13.065686	$13.398507	$10.048032	$12.577042	$10.051567	$13.351777
Contract liability	$1,185	$—	$2,078	$54,452	$102,235	$54,844	$42,198	$52,173	$116,185

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.
(2) Formerly Rational Dividend Capture VA Fund. Change effective November 1, 2018.
(3) Funded as of April 20, 2018.
(4) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective April 20, 2018.
(5) Funded as of April 20, 2018.
(6) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.
(7) Formerly Columbia Variable Portfolio - Select International Equity Fund. Change effective May 1, 2018.
(8) Formerly Variable Portfolio - Loomis Sayles Growth Fund. Change effective May 1, 2018.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2018

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$26,913	$111	$71,154	$49,887	$3,770	$1,226	$1,968	$45,703	$245,822	$1,728,468

Expenses:
Administrative charges	—	—	—	—	—	—	—	(20,380)	(46,699)	(114,605)
Mortality and expense risk charges	(12,075)	(640)	(56,075)	(70,021)	(25,076)	(2,398)	(8,933)	(256,170)	(476,954)	(1,338,988)
Total expenses	(12,075)	(640)	(56,075)	(70,021)	(25,076)	(2,398)	(8,933)	(276,550)	(523,653)	(1,453,593)
Net investment income (loss)	14,838	(529)	15,079	(20,134)	(21,306)	(1,172)	(6,965)	(230,847)	(277,831)	274,875

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	120,234	3,712	(10,761)	107,748	44,871	32,144	41,375	(278,293)	963,728	(1,116,353)
Net realized gain distributions	115	1,897	318,435	—	134,179	—	—	1,466,302	1,815,471	—
Change in unrealized appreciation (depreciation) during the period	(293,288)	(6,179)	(626,950)	(1,227,266)	(420,517)	(53,846)	(129,707)	(3,949,008)	(5,385,387)	(312,485)
Net gain (loss) on investments	(172,939)	(570)	(319,276)	(1,119,518)	(241,467)	(21,702)	(88,332)	(2,760,999)	(2,606,188)	(1,428,838)
Net increase (decrease) in net assets resulting from operations	$(158,101)	$(1,099)	$(304,197)	$(1,139,652)	$(262,773)	$(22,874)	$(95,297)	$(2,991,846)	$(2,884,019)	$(1,153,963)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$16,994	$598,884	$143,553	$—	$16,623	$149	$816,912	$1,362	$476,556	$700,105

Expenses:
Administrative charges	(351)	(31,526)	(38,879)	(45)	—	—	—	—	—	—
Mortality and expense risk charges	(8,422)	(462,124)	(507,305)	(373,990)	(18,918)	(117)	(919,064)	(725)	(431,476)	(816,735)
Total expenses	(8,773)	(493,650)	(546,184)	(374,035)	(18,918)	(117)	(919,064)	(725)	(431,476)	(816,735)
Net investment income (loss)	8,221	105,234	(402,631)	(374,035)	(2,295)	32	(102,152)	637	45,080	(116,630)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,519)	1,496,080	493,120	607,545	(21,061)	264	—	11,395	60,191	1,975,549
Net realized gain distributions	—	211,071	3,976,969	1,336,857	115,256	239	—	8,414	82,961	3,541,630
Change in unrealized appreciation (depreciation) during the period	(23,408)	(6,981,664)	(7,715,600)	(4,670,483)	(197,935)	(1,195)	—	(33,584)	(977,889)	(10,333,482)
Net gain (loss) on investments	(27,927)	(5,274,513)	(3,245,511)	(2,726,081)	(103,740)	(692)	—	(13,775)	(834,737)	(4,816,303)
Net increase (decrease) in net assets resulting from operations	$(19,706)	$(5,169,279)	$(3,648,142)	$(3,100,116)	$(106,035)	$(660)	$(102,152)	$(13,138)	$(789,657)	$(4,932,933)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$2,322,626	$1,416,846	$2,894,107	$321,885	$1,751,032	$4,741,089	$1,576,555	$250,750	$26,051	$—

Expenses:
Administrative charges	(223,117)	(104,186)	(168,539)	(75,364)	(616,085)	(521,759)	(118,058)	(41,943)	(46,580)	—
Mortality and expense risk charges	(2,494,888)	(1,363,536)	(1,930,339)	(832,384)	(7,250,905)	(5,865,484)	(1,591,807)	(540,272)	(614,472)	(102,308)
Total expenses	(2,718,005)	(1,467,722)	(2,098,878)	(907,748)	(7,866,990)	(6,387,243)	(1,709,865)	(582,215)	(661,052)	(102,308)
Net investment income (loss)	(395,379)	(50,876)	795,229	(585,863)	(6,115,958)	(1,646,154)	(133,310)	(331,465)	(635,001)	(102,308)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,716,351	3,645,944	(1,094,921)	2,592,425	18,135,263	14,501,502	2,006,888	1,468,497	1,354,749	254,366
Net realized gain distributions	6,540,681	6,106,794	174,576	3,631,317	44,037,260	24,544,488	4,784,858	872,285	1,686,913	687,680
Change in unrealized appreciation (depreciation) during the period	(21,526,904)	(17,266,878)	(3,213,077)	(10,550,308)	(58,844,434)	(45,929,757)	(21,146,151)	(6,940,438)	(6,399,742)	(946,888)
Net gain (loss) on investments	(8,269,872)	(7,514,140)	(4,133,422)	(4,326,566)	3,328,089	(6,883,767)	(14,354,405)	(4,599,656)	(3,358,080)	(4,842)
Net increase (decrease) in net assets resulting from operations	$(8,665,251)	$(7,565,016)	$(3,338,193)	$(4,912,429)	$(2,787,869)	$(8,529,921)	$(14,487,715)	$(4,931,121)	$(3,993,081)	$(107,150)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$771	$59,865	$44,702	$4,367	$821	$5,224	$1,896,852	$14,751,909	$—

Expenses:
Administrative charges	(1,094)	—	—	—	—	—	—	(210,854)	(417,340)	(37,286)
Mortality and expense risk charges	(11,236)	(26,314)	(214,849)	(182,440)	(11,244)	(4,449)	(754)	(2,438,633)	(4,962,432)	(444,270)
Total expenses	(12,330)	(26,314)	(214,849)	(182,440)	(11,244)	(4,449)	(754)	(2,649,487)	(5,379,772)	(481,556)
Net investment income (loss)	(12,330)	(25,543)	(154,984)	(137,738)	(6,877)	(3,628)	4,470	(752,635)	9,372,137	(481,556)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,661	73,195	724,643	510,818	8,630	11,327	(172)	7,707,800	3,024,133	1,106,939
Net realized gain distributions	72,350	266,629	1,304,706	1,042,653	27,833	26,408	256	9,190,984	—	2,076,325
Change in unrealized appreciation (depreciation) during the period	(79,023)	(320,254)	(2,815,325)	(3,098,797)	(150,380)	(46,571)	(9,488)	(25,113,292)	(29,529,958)	(3,396,387)
Net gain (loss) on investments	(12)	19,570	(785,976)	(1,545,326)	(113,917)	(8,836)	(9,404)	(8,214,508)	(26,505,825)	(213,123)
Net increase (decrease) in net assets resulting from operations	$(12,342)	$(5,973)	$(940,960)	$(1,683,064)	$(120,794)	$(12,464)	$(4,934)	$(8,967,143)	$(17,133,688)	$(694,679)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$14,802	$—	$93,582	$2,605,540	$4,009,399	$165,802	$1,528,274	$1,950,835	$1,178,426	$—

Expenses:
Administrative charges	(886)	(66,749)	—	(116,602)	(244,954)	(20,209)	(85,256)	(142,065)	(63,872)	(17,896)
Mortality and expense risk charges	(8,265)	(784,209)	(195,194)	(1,507,457)	(2,760,600)	(272,175)	(930,019)	(1,590,326)	(880,677)	(212,969)
Total expenses	(9,151)	(850,958)	(195,194)	(1,624,059)	(3,005,554)	(292,384)	(1,015,275)	(1,732,391)	(944,549)	(230,865)
Net investment income (loss)	5,651	(850,958)	(101,612)	981,481	1,003,845	(126,582)	512,999	218,444	233,877	(230,865)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	5,208	(819,063)	11,553	(1,885,779)	5,235,199	293,706	385,497	3,122,802	128,704	(436,028)
Net realized gain distributions	—	4,745,133	1,655,645	—	6,266,232	—	—	8,316,071	628,368	2,182,254
Change in unrealized appreciation (depreciation) during the period	(60,551)	(5,599,015)	(3,063,130)	(2,523,936)	(29,599,841)	(2,932,028)	(10,939,369)	(27,281,309)	(7,293,209)	(1,276,591)
Net gain (loss) on investments	(55,343)	(1,672,945)	(1,395,932)	(4,409,715)	(18,098,410)	(2,638,322)	(10,553,872)	(15,842,436)	(6,536,137)	469,635
Net increase (decrease) in net assets resulting from operations	$(49,692)	$(2,523,903)	$(1,497,544)	$(3,428,234)	$(17,094,565)	$(2,764,904)	$(10,040,873)	$(15,623,992)	$(6,302,260)	$238,770

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$197,780	$3,738,098	$820,806	$1,281,731	$—	$4,617	$73,571	$—	$352,110

Expenses:
Administrative charges	—	(10,057)	(25,936)	(24,152)	(17,232)	(114)	(454)	(297)	(100)	(109)
Mortality and expense risk charges	(170,471)	(215,532)	(1,531,689)	(1,563,059)	(1,133,564)	(953)	(19,509)	(165,292)	(356,787)	(88,875)
Total expenses	(170,471)	(225,589)	(1,557,625)	(1,587,211)	(1,150,796)	(1,067)	(19,963)	(165,589)	(356,887)	(88,984)
Net investment income (loss)	(170,471)	(27,809)	2,180,473	(766,405)	130,935	(1,067)	(15,346)	(92,018)	(356,887)	263,126

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(115,425)	679,626	(235,931)	3,026,432	2,068,341	4,992	78,026	384,866	2,133,815	(71,100)
Net realized gain distributions	—	515,272	338,878	9,759,266	7,501,664	4,280	102,208	1,033,025	2,892,531	—
Change in unrealized appreciation (depreciation) during the period	324,469	(1,945,815)	(4,841,812)	(19,185,778)	(14,024,145)	(8,869)	(238,073)	(1,504,320)	(4,239,549)	(463,608)
Net gain (loss) on investments	209,044	(750,917)	(4,738,865)	(6,400,080)	(4,454,140)	403	(57,839)	(86,429)	786,797	(534,708)
Net increase (decrease) in net assets resulting from operations	$38,573	$(778,726)	$(2,558,392)	$(7,166,485)	$(4,323,205)	$(664)	$(73,185)	$(178,447)	$429,910	$(271,582)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$117,571	$7,158	$—	$1,631	$516,058	$—	$—	$81,852	$86,305	$16,799

Expenses:
Administrative charges	(2,180)	—	(1,069)	—	(66,592)	(2,592)	(111)	(8,344)	(249)	—
Mortality and expense risk charges	(102,282)	(22,216)	(8,908)	(7,458)	(772,015)	(50,795)	(25,361)	(120,978)	(55,185)	(16,565)
Total expenses	(104,462)	(22,216)	(9,977)	(7,458)	(838,607)	(53,387)	(25,472)	(129,322)	(55,434)	(16,565)
Net investment income (loss)	13,109	(15,058)	(9,977)	(5,827)	(322,549)	(53,387)	(25,472)	(47,470)	30,871	234

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	331,885	28,736	63,524	(1,463)	88,480	74,815	55,656	550,871	(89,812)	51,711
Net realized gain distributions	—	109,555	66,960	23,480	—	185,892	95,049	—	—	105,561
Change in unrealized appreciation (depreciation) during the period	(1,696,613)	(250,054)	(168,800)	(70,149)	103,995	(330,340)	(304,253)	(605,239)	17,684	(279,991)
Net gain (loss) on investments	(1,364,728)	(111,763)	(38,316)	(48,132)	192,475	(69,633)	(153,548)	(54,368)	(72,128)	(122,719)
Net increase (decrease) in net assets resulting from operations	$(1,351,619)	$(126,821)	$(48,293)	$(53,959)	$(130,074)	$(123,020)	$(179,020)	$(101,838)	$(41,257)	$(122,485)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$114,595	$20,082	$18,846	$54,056	$350,572	$19,042	$24,523	$42,797	$286,001	$—

Expenses:
Administrative charges	(3,651)	(2,343)	—	—	—	—	(41,172)	(6,751)	(72,248)	(23,532)
Mortality and expense risk charges	(37,844)	(49,588)	(9,355)	(49,448)	(136,846)	(23,635)	(480,760)	(78,905)	(760,438)	(276,339)
Total expenses	(41,495)	(51,931)	(9,355)	(49,448)	(136,846)	(23,635)	(521,932)	(85,656)	(832,686)	(299,871)
Net investment income (loss)	73,100	(31,849)	9,491	4,608	213,726	(4,593)	(497,409)	(42,859)	(546,685)	(299,871)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(30,856)	(109,557)	16,833	37,334	118,555	76,566	2,836,742	257,047	3,014,293	710,065
Net realized gain distributions	—	134,434	190,342	274,280	182,652	110,497	1,945,927	199,916	1,989,844	2,509,158
Change in unrealized appreciation (depreciation) during the period	(209,711)	(197,584)	(322,298)	(517,628)	(988,535)	(314,320)	(3,774,020)	(916,549)	(7,176,336)	(2,957,320)
Net gain (loss) on investments	(240,567)	(172,707)	(115,123)	(206,014)	(687,328)	(127,257)	1,008,649	(459,586)	(2,172,199)	261,903
Net increase (decrease) in net assets resulting from operations	$(167,467)	$(204,556)	$(105,632)	$(201,406)	$(473,602)	$(131,850)	$511,240	$(502,445)	$(2,718,884)	$(37,968)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)(4)	Sub-Account	Sub-Account (5)	Sub-Account (6)(7)

Investment income:
Dividends	$—	$2,915,879	$818,597	$2,195,013	$25,903	$1,517,152	$440,070	$2,006	$—	$35,908

Expenses:
Administrative charges	(47,984)	(204,899)	(52,571)	(95,725)	(6,313)	—	—	—	—	—
Mortality and expense risk charges	(505,351)	(2,188,833)	(895,142)	(995,861)	(64,074)	(488,542)	(151,003)	(1,584)	(375)	(20,846)
Total expenses	(553,335)	(2,393,732)	(947,713)	(1,091,586)	(70,387)	(488,542)	(151,003)	(1,584)	(375)	(20,846)
Net investment income (loss)	(553,335)	522,147	(129,116)	1,103,427	(44,484)	1,028,610	289,067	422	(375)	15,062

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,079,688	3,008,712	2,854,809	(217,149)	154,556	(455,949)	46,524	(79)	6,308	31,253
Net realized gain distributions	3,814,107	5,979,601	3,756,364	—	427,899	—	282,723	10,148	—	172,862
Change in unrealized appreciation (depreciation) during the period	(5,799,230)	(19,145,728)	(12,615,060)	(2,899,691)	(718,089)	(1,856,288)	(668,407)	(29,744)	(5,877)	(406,473)
Net gain (loss) on investments	94,565	(10,157,415)	(6,003,887)	(3,116,840)	(135,634)	(2,312,237)	(339,160)	(19,675)	431	(202,358)
Net increase (decrease) in net assets resulting from operations	$(458,770)	$(9,635,268)	$(6,133,003)	$(2,013,413)	$(180,118)	$(1,283,627)	$(50,093)	$(19,253)	$56	$(187,296)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$11,650	$1,005	$—	$—	$2,001	$—	$25,403	$—	$263,069

Expenses:
Administrative charges	(498)	—	—	—	—	—	—	—	—	(2,730)
Mortality and expense risk charges	(7,440)	(4,627)	(738)	(4,799)	(26,314)	(16,178)	(3,647)	(36,246)	(144,365)	(107,441)
Total expenses	(7,938)	(4,627)	(738)	(4,799)	(26,314)	(16,178)	(3,647)	(36,246)	(144,365)	(110,171)
Net investment income (loss)	(7,938)	7,023	267	(4,799)	(26,314)	(14,177)	(3,647)	(10,843)	(144,365)	152,898

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	15,450	19,237	74	31,261	63,032	26,481	24,531	28,846	479,051	(209,978)
Net realized gain distributions	35,846	48,126	—	38,252	356,092	144,323	151,611	125,793	—	—
Change in unrealized appreciation (depreciation) during the period	(33,705)	(123,712)	(1,492)	(42,465)	(240,596)	(293,460)	(155,973)	(249,940)	(828,453)	(244,657)
Net gain (loss) on investments	17,591	(56,349)	(1,418)	27,048	178,528	(122,656)	20,169	(95,301)	(349,402)	(454,635)
Net increase (decrease) in net assets resulting from operations	$9,653	$(49,326)	$(1,151)	$22,249	$152,214	$(136,833)	$16,522	$(106,144)	$(493,767)	$(301,737)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$36,692	$6,770	$2,328	$478,813	$10,088	$—	$657	$4,130

Expenses:
Administrative charges	(1,996)	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(147,772)	(6,860)	(78,374)	(11,556)	(61,885)	(169,717)	(10,819)	(12,834)	(537)	(5,480)
Total expenses	(149,768)	(6,860)	(78,374)	(11,556)	(61,885)	(169,717)	(10,819)	(12,834)	(537)	(5,480)
Net investment income (loss)	(149,768)	(6,860)	(41,682)	(4,786)	(59,557)	309,096	(731)	(12,834)	120	(1,350)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	628,461	4,447	414,395	26,363	211,424	(193,679)	4,257	121,470	818	7,830
Net realized gain distributions	—	33,286	342,220	65,974	508,152	—	42,738	113,463	—	—
Change in unrealized appreciation (depreciation) during the period	(853,595)	(58,501)	(1,354,579)	(151,393)	(1,033,674)	(348,896)	(97,579)	(160,602)	(7,356)	(69,761)
Net gain (loss) on investments	(225,134)	(20,768)	(597,964)	(59,056)	(314,098)	(542,575)	(50,584)	74,331	(6,538)	(61,931)
Net increase (decrease) in net assets resulting from operations	$(374,902)	$(27,628)	$(639,646)	$(63,842)	$(373,655)	$(233,479)	$(51,315)	$61,497	$(6,418)	$(63,281)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS® Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Portfolio	Jennison Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,017	$737,730	$37,974	$30,710	$1,022	$4,148	$5,910	$514	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	(49)	(256)
Mortality and expense risk charges	(4,329)	(467,637)	(70,694)	(50,817)	(913)	(869)	(2,610)	(242)	(590)	(2,842)
Total expenses	(4,329)	(467,637)	(70,694)	(50,817)	(913)	(869)	(2,610)	(242)	(639)	(3,098)
Net investment income (loss)	(3,312)	270,093	(32,720)	(20,107)	109	3,279	3,300	272	(639)	(3,098)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(10,401)	(239,821)	406,210	8,783	1,825	(62)	(3,281)	478	1,445	10,378
Net realized gain distributions	77,640	50,268	539,494	51,332	6,558	—	56,227	2,517	—	—
Change in unrealized appreciation (depreciation) during the period	(114,060)	(620,188)	(1,176,516)	(435,535)	(21,596)	(11,499)	(97,092)	(5,245)	(3,094)	(10,941)
Net gain (loss) on investments	(46,821)	(809,741)	(230,812)	(375,420)	(13,213)	(11,561)	(44,146)	(2,250)	(1,649)	(563)
Net increase (decrease) in net assets resulting from operations	$(50,133)	$(539,648)	$(263,532)	$(395,527)	$(13,104)	$(8,282)	$(40,846)	$(1,978)	$(2,288)	$(3,661)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$362	$1,816	$10,135	$20,764	$3,149	$—	$—	$267

Expenses:
Administrative charges	—	—	—	(51)	(985)	(322)	(222)	—	—	—
Mortality and expense risk charges	(295)	(139)	(331)	(432)	(8,207)	(17,628)	(4,631)	(330,653)	(49,721)	(497)
Total expenses	(295)	(139)	(331)	(483)	(9,192)	(17,950)	(4,853)	(330,653)	(49,721)	(497)
Net investment income (loss)	(295)	(139)	31	1,333	943	2,814	(1,704)	(330,653)	(49,721)	(230)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,070	178	607	(189)	1,692	32,468	3,787	1,313,366	76,473	384
Net realized gain distributions	—	—	1,413	—	42,599	109,156	21,659	1,049,810	284,341	1,751
Change in unrealized appreciation (depreciation) during the period	(2,779)	(1,454)	(3,491)	(2,996)	(112,262)	(310,206)	(54,561)	(2,714,757)	(464,010)	(3,143)
Net gain (loss) on investments	(1,709)	(1,276)	(1,471)	(3,185)	(67,971)	(168,582)	(29,115)	(351,581)	(103,196)	(1,008)
Net increase (decrease) in net assets resulting from operations	$(2,004)	$(1,415)	$(1,440)	$(1,852)	$(67,028)	$(165,768)	$(30,819)	$(682,234)	$(152,917)	$(1,238)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2018

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$99,809	$—	$—	$25,900	$89,782	$515,799	$33,194	$38,675	$124,657	$—

Expenses:
Administrative charges	—	—	—	—	(2,573)	—	—	—	—	—
Mortality and expense risk charges	(13,689)	(17,260)	(131)	(94,738)	(6,875)	(70,705)	(91,619)	(125,850)	(152,984)	(159,177)
Total expenses	(13,689)	(17,260)	(131)	(94,738)	(9,448)	(70,705)	(91,619)	(125,850)	(152,984)	(159,177)
Net investment income (loss)	86,120	(17,260)	(131)	(68,838)	80,334	445,094	(58,425)	(87,175)	(28,327)	(159,177)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,030)	42,954	56	405,649	236,422	(5,229,973)	83,967	177,399	164,629	416,938
Net realized gain distributions	197,316	91,939	1,158	554,539	372,293	—	511,970	393,504	210,922	—
Change in unrealized appreciation (depreciation) during the period	(434,686)	(107,889)	(1,846)	(1,294,909)	(677,073)	4,083,950	(770,613)	(482,531)	(1,676,549)	(590,839)
Net gain (loss) on investments	(241,400)	27,004	(632)	(334,721)	(68,358)	(1,146,023)	(174,676)	88,372	(1,300,998)	(173,901)
Net increase (decrease) in net assets resulting from operations	$(155,280)	$9,744	$(763)	$(403,559)	$11,976	$(700,929)	$(233,101)	$1,197	$(1,329,325)	$(333,078)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2018

	Columbia Variable Portfolio - Overseas Core Fund	CTIVPSM– Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account (11)

Investment income:
Dividends	$124,882	$—

Expenses:
Administrative charges	—	—
Mortality and expense risk charges	(107,050)	(119,002)
Total expenses	(107,050)	(119,002)
Net investment income (loss)	17,832	(119,002)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	116,757	264,898
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(1,072,293)	(364,225)
Net gain (loss) on investments	(955,536)	(99,327)
Net increase (decrease) in net assets resulting from operations	$(937,704)	$(218,329)

The accompanying notes are an integral part of these financial statements.

(1) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.
(2) Formerly Rational Dividend Capture VA Fund. Change effective November 1, 2018.
(3) Funded as of April 20, 2018.
(4) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective April 20, 2018.
(5) Liquidated as of May 12, 2018.
(6) Funded as of April 20, 2018.
(7) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.
(8) Merged with BlackRock S&P 500 Index V.I. Fund. Change effective April 20, 2018.
(9) Merged with BlackRock Managed Volatility V.I. Fund. Change effective April 20, 2018.
(10) Formerly Columbia Variable Portfolio - Select International Equity Fund. Change effective May 1, 2018.
(11) Formerly Variable Portfolio - Loomis Sayles Growth Fund. Change effective May 1, 2018.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2018

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$14,838	$(529)	$15,079	$(20,134)	$(21,306)	$(1,172)	$(6,965)	$(230,847)	$(277,831)	$274,875
Net realized gain (loss) on security transactions	120,234	3,712	(10,761)	107,748	44,871	32,144	41,375	(278,293)	963,728	(1,116,353)
Net realized gain distributions	115	1,897	318,435	—	134,179	—	—	1,466,302	1,815,471	—
Change in unrealized appreciation (depreciation) during the period	(293,288)	(6,179)	(626,950)	(1,227,266)	(420,517)	(53,846)	(129,707)	(3,949,008)	(5,385,387)	(312,485)
Net increase (decrease) in net assets resulting from operations	(158,101)	(1,099)	(304,197)	(1,139,652)	(262,773)	(22,874)	(95,297)	(2,991,846)	(2,884,019)	(1,153,963)

Unit transactions:
Purchases	—	1,950	4,793	12,293	2,874	—	—	13,230	187,434	349,251
Net transfers	97,623	(3,826)	20,768	435,894	(73,070)	(10,350)	(17,306)	(151,725)	(178,455)	3,241,732
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(149,460)	(3,834)	(452,328)	(603,386)	(197,445)	(33,779)	(111,652)	(1,347,503)	(3,605,139)	(10,641,321)
Other transactions	1	—	353	(56)	—	—	14	87	722	3,736
Death benefits	(41,252)	—	(57,893)	(80,067)	(54,418)	(67,440)	(4,119)	(208,755)	(502,869)	(1,905,346)
Net annuity transactions	—	—	—	(16,536)	—	(5,303)	7,065	(55,228)	(66,248)	(35,892)
Net increase (decrease) in net assets resulting from unit transactions	(93,088)	(5,710)	(484,307)	(251,858)	(322,059)	(116,872)	(125,998)	(1,749,894)	(4,164,555)	(8,987,840)
Net increase (decrease) in net assets	(251,189)	(6,809)	(788,504)	(1,391,510)	(584,832)	(139,746)	(221,295)	(4,741,740)	(7,048,574)	(10,141,803)

Net assets:
Beginning of period	1,841,868	97,907	4,424,886	4,943,871	1,891,389	238,336	611,154	15,999,970	30,798,707	87,071,468
End of period	$1,590,679	$91,098	$3,636,382	$3,552,361	$1,306,557	$98,590	$389,859	$11,258,230	$23,750,133	$76,929,665

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$8,221	$105,234	$(402,631)	$(374,035)	$(2,295)	$32	$(102,152)	$637	$45,080	$(116,630)
Net realized gain (loss) on security transactions	(4,519)	1,496,080	493,120	607,545	(21,061)	264	—	11,395	60,191	1,975,549
Net realized gain distributions	—	211,071	3,976,969	1,336,857	115,256	239	—	8,414	82,961	3,541,630
Change in unrealized appreciation (depreciation) during the period	(23,408)	(6,981,664)	(7,715,600)	(4,670,483)	(197,935)	(1,195)	—	(33,584)	(977,889)	(10,333,482)
Net increase (decrease) in net assets resulting from operations	(19,706)	(5,169,279)	(3,648,142)	(3,100,116)	(106,035)	(660)	(102,152)	(13,138)	(789,657)	(4,932,933)

Unit transactions:
Purchases	—	79,163	141,161	89,882	7,560	—	136,147	836	215,592	124,681
Net transfers	(172,055)	1,424,015	(741,973)	(305,564)	(101,303)	—	29,655,212	(44,371)	215,504	(1,369,759)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(48,092)	(4,182,155)	(3,499,696)	(2,696,747)	(139,452)	(548)	(22,989,499)	(14,717)	(2,840,381)	(6,144,536)
Other transactions	(3)	675	645	749	—	—	769	(1)	1,647	415
Death benefits	(4,760)	(784,387)	(449,236)	(391,643)	(4,677)	—	(2,102,096)	—	(505,114)	(640,191)
Net annuity transactions	(425)	(8,732)	(76,955)	(8,373)	—	—	(26,394)	—	(165,480)	122,024
Net increase (decrease) in net assets resulting from unit transactions	(225,335)	(3,471,421)	(4,626,054)	(3,311,696)	(237,872)	(548)	4,674,139	(58,253)	(3,078,232)	(7,907,366)
Net increase (decrease) in net assets	(245,041)	(8,640,700)	(8,274,196)	(6,411,812)	(343,907)	(1,208)	4,571,987	(71,391)	(3,867,889)	(12,840,299)

Net assets:
Beginning of period	508,937	34,441,109	32,149,013	22,532,980	1,531,700	7,564	49,089,284	151,362	25,833,116	51,339,431
End of period	$263,896	$25,800,409	$23,874,817	$16,121,168	$1,187,793	$6,356	$53,661,271	$79,971	$21,965,227	$38,499,132

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(395,379)	$(50,876)	$795,229	$(585,863)	$(6,115,958)	$(1,646,154)	$(133,310)	$(331,465)	$(635,001)	$(102,308)
Net realized gain (loss) on security transactions	6,716,351	3,645,944	(1,094,921)	2,592,425	18,135,263	14,501,502	2,006,888	1,468,497	1,354,749	254,366
Net realized gain distributions	6,540,681	6,106,794	174,576	3,631,317	44,037,260	24,544,488	4,784,858	872,285	1,686,913	687,680
Change in unrealized appreciation (depreciation) during the period	(21,526,904)	(17,266,878)	(3,213,077)	(10,550,308)	(58,844,434)	(45,929,757)	(21,146,151)	(6,940,438)	(6,399,742)	(946,888)
Net increase (decrease) in net assets resulting from operations	(8,665,251)	(7,565,016)	(3,338,193)	(4,912,429)	(2,787,869)	(8,529,921)	(14,487,715)	(4,931,121)	(3,993,081)	(107,150)

Unit transactions:
Purchases	392,676	312,730	840,375	198,811	1,368,842	954,697	220,629	106,478	73,002	35,198
Net transfers	619,072	(4,503,711)	1,461,698	1,189,348	(11,574,089)	(5,807,913)	2,331,447	(917,101)	(816,383)	(277,668)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(19,085,817)	(10,525,055)	(16,376,686)	(5,884,224)	(54,022,730)	(45,986,213)	(13,954,587)	(4,428,714)	(4,742,967)	(419,593)
Other transactions	16,203	163	3,130	695	4,546	5,219	382	325	94	67
Death benefits	(3,633,722)	(1,559,551)	(3,109,417)	(1,272,274)	(7,916,102)	(8,617,178)	(1,689,212)	(402,550)	(392,469)	(83,081)
Net annuity transactions	(654,202)	(207,270)	110,460	(28,595)	249,934	160,874	(8,103)	10,359	(32,192)	2,785
Net increase (decrease) in net assets resulting from unit transactions	(22,345,790)	(16,482,694)	(17,070,440)	(5,796,239)	(71,889,599)	(59,290,514)	(13,099,444)	(5,631,203)	(5,910,915)	(742,292)
Net increase (decrease) in net assets	(31,011,041)	(24,047,710)	(20,408,633)	(10,708,668)	(74,677,468)	(67,820,435)	(27,587,159)	(10,562,324)	(9,903,996)	(849,442)

Net assets:
Beginning of period	159,190,876	89,031,387	136,569,462	52,725,970	447,865,308	372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533
End of period	$128,179,835	$64,983,677	$116,160,829	$42,017,302	$373,187,840	$304,182,757	$83,257,211	$25,917,418	$29,761,969	$3,967,091

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(12,330)	$(25,543)	$(154,984)	$(137,738)	$(6,877)	$(3,628)	$4,470	$(752,635)	$9,372,137	$(481,556)
Net realized gain (loss) on security transactions	6,661	73,195	724,643	510,818	8,630	11,327	(172)	7,707,800	3,024,133	1,106,939
Net realized gain distributions	72,350	266,629	1,304,706	1,042,653	27,833	26,408	256	9,190,984	—	2,076,325
Change in unrealized appreciation (depreciation) during the period	(79,023)	(320,254)	(2,815,325)	(3,098,797)	(150,380)	(46,571)	(9,488)	(25,113,292)	(29,529,958)	(3,396,387)
Net increase (decrease) in net assets resulting from operations	(12,342)	(5,973)	(940,960)	(1,683,064)	(120,794)	(12,464)	(4,934)	(8,967,143)	(17,133,688)	(694,679)

Unit transactions:
Purchases	—	275	16,889	24,480	650	—	—	366,692	1,374,772	74,310
Net transfers	74,278	98,265	(189,097)	(287,064)	(3,286)	(828)	31,327	(5,701,868)	(2,416,817)	2,028,203
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(30,284)	(120,673)	(1,827,277)	(1,622,526)	(25,012)	(55,718)	(2,290)	(19,458,805)	(39,888,090)	(2,883,712)
Other transactions	(1)	(2)	12	11	—	—	—	(48)	17,648	(111)
Death benefits	—	(177,151)	(279,399)	(198,036)	(1,355)	—	—	(3,211,414)	(7,834,592)	(411,846)
Net annuity transactions	—	(21,695)	(20,536)	7,254	—	(1,608)	—	260,071	(734,766)	24,641
Net increase (decrease) in net assets resulting from unit transactions	43,993	(220,981)	(2,299,408)	(2,075,881)	(29,003)	(58,154)	29,037	(27,745,372)	(49,481,845)	(1,168,515)
Net increase (decrease) in net assets	31,651	(226,954)	(3,240,368)	(3,758,945)	(149,797)	(70,618)	24,103	(36,712,515)	(66,615,533)	(1,863,194)

Net assets:
Beginning of period	592,593	1,814,724	14,891,376	12,575,578	656,856	274,613	118,687	164,155,125	333,343,316	23,627,681
End of period	$624,244	$1,587,770	$11,651,008	$8,816,633	$507,059	$203,995	$142,790	$127,442,610	$266,727,783	$21,764,487

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,651	$(850,958)	$(101,612)	$981,481	$1,003,845	$(126,582)	$512,999	$218,444	$233,877	$(230,865)
Net realized gain (loss) on security transactions	5,208	(819,063)	11,553	(1,885,779)	5,235,199	293,706	385,497	3,122,802	128,704	(436,028)
Net realized gain distributions	—	4,745,133	1,655,645	—	6,266,232	—	—	8,316,071	628,368	2,182,254
Change in unrealized appreciation (depreciation) during the period	(60,551)	(5,599,015)	(3,063,130)	(2,523,936)	(29,599,841)	(2,932,028)	(10,939,369)	(27,281,309)	(7,293,209)	(1,276,591)
Net increase (decrease) in net assets resulting from operations	(49,692)	(2,523,903)	(1,497,544)	(3,428,234)	(17,094,565)	(2,764,904)	(10,040,873)	(15,623,992)	(6,302,260)	238,770

Unit transactions:
Purchases	3,112	67,111	37,191	499,107	479,496	44,440	252,673	282,774	117,025	50,780
Net transfers	(182,757)	(990,101)	(352,618)	458,124	(2,487,067)	(985,939)	3,191,010	(533,609)	(1,459,430)	1,708,336
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(116,039)	(5,863,248)	(1,388,789)	(14,054,097)	(22,946,356)	(1,816,855)	(6,887,432)	(13,314,619)	(6,983,357)	(2,101,316)
Other transactions	1	(70)	(19)	6,606	5,590	(10)	629	3,164	1,106	(233)
Death benefits	(16,621)	(786,492)	(127,290)	(1,926,437)	(4,005,288)	(172,566)	(1,242,047)	(2,382,663)	(535,545)	(169,219)
Net annuity transactions	(3,145)	105,535	10,203	(221,023)	54,063	(3,175)	(55,755)	(7,012)	(116,164)	7,228
Net increase (decrease) in net assets resulting from unit transactions	(315,449)	(7,467,265)	(1,821,322)	(15,237,720)	(28,899,562)	(2,934,105)	(4,740,922)	(15,951,965)	(8,976,365)	(504,424)
Net increase (decrease) in net assets	(365,141)	(9,991,168)	(3,318,866)	(18,665,954)	(45,994,127)	(5,699,009)	(14,781,795)	(31,575,957)	(15,278,625)	(265,654)

Net assets:
Beginning of period	811,965	47,720,881	12,167,564	100,756,200	189,034,255	18,327,910	63,148,606	109,641,328	57,709,185	10,970,274
End of period	$446,824	$37,729,713	$8,848,698	$82,090,246	$143,040,128	$12,628,901	$48,366,811	$78,065,371	$42,430,560	$10,704,620

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(170,471)	$(27,809)	$2,180,473	$(766,405)	$130,935	$(1,067)	$(15,346)	$(92,018)	$(356,887)	$263,126
Net realized gain (loss) on security transactions	(115,425)	679,626	(235,931)	3,026,432	2,068,341	4,992	78,026	384,866	2,133,815	(71,100)
Net realized gain distributions	—	515,272	338,878	9,759,266	7,501,664	4,280	102,208	1,033,025	2,892,531	—
Change in unrealized appreciation (depreciation) during the period	324,469	(1,945,815)	(4,841,812)	(19,185,778)	(14,024,145)	(8,869)	(238,073)	(1,504,320)	(4,239,549)	(463,608)
Net increase (decrease) in net assets resulting from operations	38,573	(778,726)	(2,558,392)	(7,166,485)	(4,323,205)	(664)	(73,185)	(178,447)	429,910	(271,582)

Unit transactions:
Purchases	56,277	221,293	504,470	453,243	249,878	—	5,318	35,838	64,185	29,815
Net transfers	343,650	103,250	3,508,886	(2,664,148)	(2,771,770)	308	400,584	(1,163,357)	(2,318,939)	68,698
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,024,351)	(1,987,466)	(14,511,328)	(13,330,131)	(9,424,213)	(20,856)	(211,340)	(1,601,770)	(3,329,735)	(1,154,766)
Other transactions	—	481	184	1,873	1,279	—	208	(20)	292	14
Death benefits	(260,236)	(584,434)	(2,282,522)	(1,940,035)	(1,234,656)	—	(26,750)	(189,630)	(392,316)	(153,665)
Net annuity transactions	7,623	42,311	48,613	189,870	(71,404)	—	(56,716)	(41,261)	1,492	16,055
Net increase (decrease) in net assets resulting from unit transactions	(1,877,037)	(2,204,565)	(12,731,697)	(17,289,328)	(13,250,886)	(20,548)	111,304	(2,960,200)	(5,975,021)	(1,193,849)
Net increase (decrease) in net assets	(1,838,464)	(2,983,291)	(15,290,089)	(24,455,813)	(17,574,091)	(21,212)	38,119	(3,138,647)	(5,545,111)	(1,465,431)

Net assets:
Beginning of period	11,731,550	13,086,763	105,310,772	106,852,678	78,574,776	80,423	998,925	11,973,068	23,977,401	6,566,826
End of period	$9,893,086	$10,103,472	$90,020,683	$82,396,865	$61,000,685	$59,211	$1,037,044	$8,834,421	$18,432,290	$5,101,395

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Hartford International Opportunities HLS Fund	Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$13,109	$(15,058)	$(9,977)	$(5,827)	$(322,549)	$(53,387)	$(25,472)	$(47,470)	$30,871	$234
Net realized gain (loss) on security transactions	331,885	28,736	63,524	(1,463)	88,480	74,815	55,656	550,871	(89,812)	51,711
Net realized gain distributions	—	109,555	66,960	23,480	—	185,892	95,049	—	—	105,561
Change in unrealized appreciation (depreciation) during the period	(1,696,613)	(250,054)	(168,800)	(70,149)	103,995	(330,340)	(304,253)	(605,239)	17,684	(279,991)
Net increase (decrease) in net assets resulting from operations	(1,351,619)	(126,821)	(48,293)	(53,959)	(130,074)	(123,020)	(179,020)	(101,838)	(41,257)	(122,485)

Unit transactions:
Purchases	12,198	710	—	3,500	164,373	26,022	70	509	28,996	—
Net transfers	482,687	97,925	1,206	2,939	4,573,864	22,793	61,733	(159,083)	270,850	(6,417)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,027,759)	(237,881)	(176,207)	(30,962)	(8,454,864)	(402,014)	(170,121)	(869,316)	(880,762)	(158,853)
Other transactions	422	162	—	84	1,707	1	1	(6)	1	—
Death benefits	(70,970)	(9,794)	—	—	(1,186,924)	(54,548)	(1,226)	(94,683)	(769,105)	(30,822)
Net annuity transactions	(34,825)	—	(8,077)	—	110,822	(14,598)	—	(23,695)	—	(964)
Net increase (decrease) in net assets resulting from unit transactions	(638,247)	(148,878)	(183,078)	(24,439)	(4,791,022)	(422,344)	(109,543)	(1,146,274)	(1,350,020)	(197,056)
Net increase (decrease) in net assets	(1,989,866)	(275,699)	(231,371)	(78,398)	(4,921,096)	(545,364)	(288,563)	(1,248,112)	(1,391,277)	(319,541)

Net assets:
Beginning of period	7,377,364	1,262,811	810,909	346,887	49,071,410	2,768,606	1,537,864	6,984,049	4,537,811	1,264,114
End of period	$5,387,498	$987,112	$579,538	$268,489	$44,150,314	$2,223,242	$1,249,301	$5,735,937	$3,146,534	$944,573

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Rational Trend Aggregation VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$73,100	$(31,849)	$9,491	$4,608	$213,726	$(4,593)	$(497,409)	$(42,859)	$(546,685)	$(299,871)
Net realized gain (loss) on security transactions	(30,856)	(109,557)	16,833	37,334	118,555	76,566	2,836,742	257,047	3,014,293	710,065
Net realized gain distributions	—	134,434	190,342	274,280	182,652	110,497	1,945,927	199,916	1,989,844	2,509,158
Change in unrealized appreciation (depreciation) during the period	(209,711)	(197,584)	(322,298)	(517,628)	(988,535)	(314,320)	(3,774,020)	(916,549)	(7,176,336)	(2,957,320)
Net increase (decrease) in net assets resulting from operations	(167,467)	(204,556)	(105,632)	(201,406)	(473,602)	(131,850)	511,240	(502,445)	(2,718,884)	(37,968)

Unit transactions:
Purchases	5,041	5,203	1,125	4,749	39,585	—	73,603	5,340	146,383	52,586
Net transfers	(3,691)	(131,689)	36,283	380,995	(80,165)	(21,195)	479,097	(297,189)	(2,105,918)	702,679
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(579,891)	(595,331)	(143,133)	(476,776)	(1,418,973)	(193,903)	(3,702,056)	(467,174)	(5,746,464)	(1,529,416)
Other transactions	58	61	—	335	(11)	—	789	57	(240)	40
Death benefits	(49,762)	(37,175)	(10,816)	(44,137)	(169,324)	(5,553)	(549,842)	(88,629)	(1,077,896)	(251,913)
Net annuity transactions	(2,371)	10,034	—	—	78,980	—	(122,574)	(12,833)	(101,397)	(15,720)
Net increase (decrease) in net assets resulting from unit transactions	(630,616)	(748,897)	(116,541)	(134,834)	(1,549,908)	(220,651)	(3,820,983)	(860,428)	(8,885,532)	(1,041,744)
Net increase (decrease) in net assets	(798,083)	(953,453)	(222,173)	(336,240)	(2,023,510)	(352,501)	(3,309,743)	(1,362,873)	(11,604,416)	(1,079,712)

Net assets:
Beginning of period	3,403,369	3,494,538	1,385,575	3,061,894	9,682,291	1,576,087	28,375,046	5,247,444	49,741,630	15,121,769
End of period	$2,605,286	$2,541,085	$1,163,402	$2,725,654	$7,658,781	$1,223,586	$25,065,303	$3,884,571	$38,137,214	$14,042,057

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)(4)	Sub-Account	Sub-Account (5)	Sub-Account (6)(7)

Operations:
Net investment income (loss)	$(553,335)	$522,147	$(129,116)	$1,103,427	$(44,484)	$1,028,610	$289,067	$422	$(375)	$15,062
Net realized gain (loss) on security transactions	2,079,688	3,008,712	2,854,809	(217,149)	154,556	(455,949)	46,524	(79)	6,308	31,253
Net realized gain distributions	3,814,107	5,979,601	3,756,364	—	427,899	—	282,723	10,148	—	172,862
Change in unrealized appreciation (depreciation) during the period	(5,799,230)	(19,145,728)	(12,615,060)	(2,899,691)	(718,089)	(1,856,288)	(668,407)	(29,744)	(5,877)	(406,473)
Net increase (decrease) in net assets resulting from operations	(458,770)	(9,635,268)	(6,133,003)	(2,013,413)	(180,118)	(1,283,627)	(50,093)	(19,253)	56	(187,296)

Unit transactions:
Purchases	97,936	578,475	131,401	199,198	1,301	44,083	32,027	—	—	—
Net transfers	(1,472,659)	(300,165)	(183,253)	362,878	(250,270)	117,130	(952,358)	2,235	(30,362)	62,607
Net interfund transfers due to corporate actions	—	—	—	—	—	—	31,106,147	—	—	4,240,623
Surrenders for benefit payments and fees	(3,451,597)	(15,634,200)	(8,292,534)	(9,433,194)	(508,833)	(3,500,182)	(2,767,994)	(3,013)	—	(307,018)
Other transactions	(235)	1,302	1,395	2,730	(36)	1,538	(9)	—	—	—
Death benefits	(629,881)	(2,679,067)	(1,084,988)	(1,512,229)	(40,293)	(638,609)	(658,083)	—	—	(28,731)
Net annuity transactions	(59,245)	37,543	(96,531)	10,293	—	55,470	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,515,681)	(17,996,112)	(9,524,510)	(10,370,324)	(798,131)	(3,920,570)	26,759,730	(778)	(30,362)	3,967,481
Net increase (decrease) in net assets	(5,974,451)	(27,631,380)	(15,657,513)	(12,383,737)	(978,249)	(5,204,197)	26,709,637	(20,031)	(30,306)	3,780,185

Net assets:
Beginning of period	31,095,608	146,002,086	61,806,760	74,483,025	4,116,069	29,269,488	—	233,834	30,306	—
End of period	$25,121,157	$118,370,706	$46,149,247	$62,099,288	$3,137,820	$24,065,291	$26,709,637	$213,803	$—	$3,780,185

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(7,938)	$7,023	$267	$(4,799)	$(26,314)	$(14,177)	$(3,647)	$(10,843)	$(144,365)	$152,898
Net realized gain (loss) on security transactions	15,450	19,237	74	31,261	63,032	26,481	24,531	28,846	479,051	(209,978)
Net realized gain distributions	35,846	48,126	—	38,252	356,092	144,323	151,611	125,793	—	—
Change in unrealized appreciation (depreciation) during the period	(33,705)	(123,712)	(1,492)	(42,465)	(240,596)	(293,460)	(155,973)	(249,940)	(828,453)	(244,657)
Net increase (decrease) in net assets resulting from operations	9,653	(49,326)	(1,151)	22,249	152,214	(136,833)	16,522	(106,144)	(493,767)	(301,737)

Unit transactions:
Purchases	—	680	—	—	8,293	596	—	—	57,812	50,826
Net transfers	(50,216)	5,408	—	(13,227)	(71,420)	(9,507)	(38,092)	(140,137)	(124,218)	226,221
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,090)	(43,570)	(674)	(120,830)	(204,754)	(101,207)	(44,388)	(83,236)	(686,629)	(677,280)
Other transactions	—	—	—	1	31	—	—	(55)	10	187
Death benefits	—	(301)	—	—	(19,866)	—	—	(33,970)	(121,964)	(160,602)
Net annuity transactions	—	—	—	—	120	—	—	(1,180)	10,756	(4,286)
Net increase (decrease) in net assets resulting from unit transactions	(52,306)	(37,783)	(674)	(134,056)	(287,596)	(110,118)	(82,480)	(258,578)	(864,233)	(564,934)
Net increase (decrease) in net assets	(42,653)	(87,109)	(1,825)	(111,807)	(135,382)	(246,951)	(65,958)	(364,722)	(1,358,000)	(866,671)

Net assets:
Beginning of period	363,831	695,324	44,894	280,826	1,503,552	1,098,112	539,619	1,931,134	7,236,021	5,519,773
End of period	$321,178	$608,215	$43,069	$169,019	$1,368,170	$851,161	$473,661	$1,566,412	$5,878,021	$4,653,102

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Columbia Variable Portfolio - Mid Cap Growth Fund	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(149,768)	$(6,860)	$(41,682)	$(4,786)	$(59,557)	$309,096	$(731)	$(12,834)	$120	$(1,350)
Net realized gain (loss) on security transactions	628,461	4,447	414,395	26,363	211,424	(193,679)	4,257	121,470	818	7,830
Net realized gain distributions	—	33,286	342,220	65,974	508,152	—	42,738	113,463	—	—
Change in unrealized appreciation (depreciation) during the period	(853,595)	(58,501)	(1,354,579)	(151,393)	(1,033,674)	(348,896)	(97,579)	(160,602)	(7,356)	(69,761)
Net increase (decrease) in net assets resulting from operations	(374,902)	(27,628)	(639,646)	(63,842)	(373,655)	(233,479)	(51,315)	61,497	(6,418)	(63,281)

Unit transactions:
Purchases	6,508	325	7,323	318	7,483	32,578	—	—	—	—
Net transfers	(265,445)	(6,926)	(174,441)	(81,919)	(166,390)	270,636	(14,217)	(116,011)	(82)	(4,685)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(621,793)	(63,343)	(737,547)	(101,046)	(482,740)	(1,565,904)	(24,067)	(154,281)	(1,612)	(11,577)
Other transactions	167	(2)	1	(17)	(24)	(47)	—	1	—	—
Death benefits	(101,150)	—	(165,574)	(9,162)	(50,992)	(231,488)	—	(40,696)	—	—
Net annuity transactions	15,101	(36,145)	27,916	(7,344)	5,054	19,349	—	—	(1,851)	—
Net increase (decrease) in net assets resulting from unit transactions	(966,612)	(106,091)	(1,042,322)	(199,170)	(687,609)	(1,474,876)	(38,284)	(310,987)	(3,545)	(16,262)
Net increase (decrease) in net assets	(1,341,514)	(133,719)	(1,681,968)	(263,012)	(1,061,264)	(1,708,355)	(89,599)	(249,490)	(9,963)	(79,543)

Net assets:
Beginning of period	7,176,535	478,267	5,392,022	884,787	4,081,297	11,591,824	611,647	1,934,211	37,194	324,315
End of period	$5,835,021	$344,548	$3,710,054	$621,775	$3,020,033	$9,883,469	$522,048	$1,684,721	$27,231	$244,772

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS® Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Portfolio	Jennison Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,312)	$270,093	$(32,720)	$(20,107)	$109	$3,279	$3,300	$272	$(639)	$(3,098)
Net realized gain (loss) on security transactions	(10,401)	(239,821)	406,210	8,783	1,825	(62)	(3,281)	478	1,445	10,378
Net realized gain distributions	77,640	50,268	539,494	51,332	6,558	—	56,227	2,517	—	—
Change in unrealized appreciation (depreciation) during the period	(114,060)	(620,188)	(1,176,516)	(435,535)	(21,596)	(11,499)	(97,092)	(5,245)	(3,094)	(10,941)
Net increase (decrease) in net assets resulting from operations	(50,133)	(539,648)	(263,532)	(395,527)	(13,104)	(8,282)	(40,846)	(1,978)	(2,288)	(3,661)

Unit transactions:
Purchases	325	24,462	4,960	2,193	—	—	—	—	—	—
Net transfers	(13,141)	1,050,679	(389,131)	(73,058)	(154)	61	17,965	—	—	(4,471)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(20,900)	(4,418,877)	(429,821)	(366,331)	(6,011)	(9,838)	(31,554)	(8,858)	(1,643)	(1,457)
Other transactions	—	15	—	1	(2)	—	—	—	(2)	(1)
Death benefits	—	(827,821)	(113,565)	(49,386)	—	(62)	—	—	—	—
Net annuity transactions	—	(30,093)	(1,909)	(715)	—	—	—	—	—	(8,341)
Net increase (decrease) in net assets resulting from unit transactions	(33,716)	(4,201,635)	(929,466)	(487,296)	(6,167)	(9,839)	(13,589)	(8,858)	(1,645)	(14,270)
Net increase (decrease) in net assets	(83,849)	(4,741,283)	(1,192,998)	(882,823)	(19,271)	(18,121)	(54,435)	(10,836)	(3,933)	(17,931)

Net assets:
Beginning of period	264,445	32,676,592	4,794,811	3,453,381	151,942	146,745	397,931	41,112	32,831	165,240
End of period	$180,596	$27,935,309	$3,601,813	$2,570,558	$132,671	$128,624	$343,496	$30,276	$28,898	$147,309

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(295)	$(139)	$31	$1,333	$943	$2,814	$(1,704)	$(330,653)	$(49,721)	$(230)
Net realized gain (loss) on security transactions	1,070	178	607	(189)	1,692	32,468	3,787	1,313,366	76,473	384
Net realized gain distributions	—	—	1,413	—	42,599	109,156	21,659	1,049,810	284,341	1,751
Change in unrealized appreciation (depreciation) during the period	(2,779)	(1,454)	(3,491)	(2,996)	(112,262)	(310,206)	(54,561)	(2,714,757)	(464,010)	(3,143)
Net increase (decrease) in net assets resulting from operations	(2,004)	(1,415)	(1,440)	(1,852)	(67,028)	(165,768)	(30,819)	(682,234)	(152,917)	(1,238)

Unit transactions:
Purchases	—	—	—	—	—	70	—	83,480	3,631	—
Net transfers	—	—	404	539	5,281	3,041	(61)	446,945	65,971	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,202)	(438)	(2,409)	(785)	(6,454)	(198,685)	(17,580)	(2,235,096)	(500,170)	(795)
Other transactions	1	—	—	—	—	—	1	147	(125)	—
Death benefits	—	—	—	—	—	—	—	(488,841)	(5,734)	—
Net annuity transactions	—	—	—	—	(5,167)	—	—	(150,497)	(7,009)	—
Net increase (decrease) in net assets resulting from unit transactions	(2,201)	(438)	(2,005)	(246)	(6,340)	(195,574)	(17,640)	(2,343,862)	(443,436)	(795)
Net increase (decrease) in net assets	(4,205)	(1,853)	(3,445)	(2,098)	(73,368)	(361,342)	(48,459)	(3,026,096)	(596,353)	(2,033)

Net assets:
Beginning of period	19,583	10,241	24,822	35,473	666,689	1,314,368	233,473	17,285,030	2,776,178	27,524
End of period	$15,378	$8,388	$21,377	$33,375	$593,321	$953,026	$185,014	$14,258,934	$2,179,825	$25,491

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2018

	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$86,120	$(17,260)	$(131)	$(68,838)	$80,334	$445,094	$(58,425)	$(87,175)	$(28,327)	$(159,177)
Net realized gain (loss) on security transactions	(4,030)	42,954	56	405,649	236,422	(5,229,973)	83,967	177,399	164,629	416,938
Net realized gain distributions	197,316	91,939	1,158	554,539	372,293	—	511,970	393,504	210,922	—
Change in unrealized appreciation (depreciation) during the period	(434,686)	(107,889)	(1,846)	(1,294,909)	(677,073)	4,083,950	(770,613)	(482,531)	(1,676,549)	(590,839)
Net increase (decrease) in net assets resulting from operations	(155,280)	9,744	(763)	(403,559)	11,976	(700,929)	(233,101)	1,197	(1,329,325)	(333,078)

Unit transactions:
Purchases	—	629	—	35,650	28,875	49,762	560	94,126	73,976	20,037
Net transfers	1,697	(15,153)	—	(415,469)	(13,126)	208,168	12,121	(335,040)	208,005	(308,820)
Net interfund transfers due to corporate actions	—	—	—	—	(4,240,623)	(31,106,147)	—	—	—	—
Surrenders for benefit payments and fees	(79,157)	(62,680)	(69)	(801,022)	(122,940)	(1,149,848)	(369,693)	(718,304)	(1,324,031)	(567,451)
Other transactions	1	—	1	38	—	6	3	(154)	(9)	(61)
Death benefits	(4,815)	(1,252)	—	(226,485)	—	(236,424)	(16,851)	(124,611)	(312,276)	(114,440)
Net annuity transactions	(2,938)	1,279	—	2,230	—	—	(43,953)	(38,417)	(4,774)	(56,845)
Net increase (decrease) in net assets resulting from unit transactions	(85,212)	(77,177)	(68)	(1,405,058)	(4,347,814)	(32,234,483)	(417,813)	(1,122,400)	(1,359,109)	(1,027,580)
Net increase (decrease) in net assets	(240,492)	(67,433)	(831)	(1,808,617)	(4,335,838)	(32,935,412)	(650,914)	(1,121,203)	(2,688,434)	(1,360,658)

Net assets:
Beginning of period	936,757	910,299	9,240	6,589,273	4,335,838	32,935,412	5,067,714	7,033,724	9,677,041	7,631,383
End of period	$696,265	$842,866	$8,409	$4,780,656	$—	$—	$4,416,800	$5,912,521	$6,988,607	$6,270,725

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2018

	Columbia Variable Portfolio - Overseas Core Fund	CTIVPSM– Loomis Sayles Growth Fund
	Sub-Account (10)	Sub-Account (11)

Operations:
Net investment income (loss)	$17,832	$(119,002)
Net realized gain (loss) on security transactions	116,757	264,898
Net realized gain distributions	—	—
Change in unrealized appreciation (depreciation) during the period	(1,072,293)	(364,225)
Net increase (decrease) in net assets resulting from operations	(937,704)	(218,329)

Unit transactions:
Purchases	50,514	19,813
Net transfers	142,180	(9,431)
Net interfund transfers due to corporate actions	—	—
Surrenders for benefit payments and fees	(470,169)	(323,180)
Other transactions	12	21
Death benefits	(109,588)	(87,685)
Net annuity transactions	(1,962)	5,519
Net increase (decrease) in net assets resulting from unit transactions	(389,013)	(394,943)
Net increase (decrease) in net assets	(1,326,717)	(613,272)

Net assets:
Beginning of period	5,443,403	5,632,950
End of period	$4,116,686	$5,019,678

The accompanying notes are an integral part of these financial statements.

(1) Formerly Hartford Small/Mid Cap Equity HLS Fund. Change effective November 1, 2018.
(2) Formerly Rational Dividend Capture VA Fund. Change effective November 1, 2018.
(3) Funded as of April 20, 2018.
(4) Merged with HIMCO VIT Portfolio Diversifier Fund. Change effective April 20, 2018.
(5) Liquidated as of May 12, 2018.
(6) Funded as of April 20, 2018.
(7) Merged with HIMCO VIT Index Fund. Change effective April 20, 2018.
(8) Merged with BlackRock S&P 500 Index V.I. Fund. Change effective April 20, 2018.
(9) Merged with BlackRock Managed Volatility V.I. Fund. Change effective April 20, 2018.
(10) Formerly Columbia Variable Portfolio - Select International Equity Fund. Change effective May 1, 2018.
(11) Formerly Variable Portfolio - Loomis Sayles Growth Fund. Change effective May 1, 2018.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2017

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,317	$(21)	$20,526	$15,782	$(24,719)	$(795)	$(5,529)	$(233,574)	$(259,536)	$230,672
Net realized gain (loss) on security transactions	135,711	4,041	(558)	136,058	59,254	6,457	33,025	(582,186)	1,067,040	(849,397)
Net realized gain distributions	—	12,928	37,244	—	88,531	—	—	—	1,590,052	—
Change in unrealized appreciation (depreciation) during the period	(6,736)	6,719	532,355	896,487	67,493	19,962	140,877	3,062,230	924,910	786,852
Net increase (decrease) in net assets resulting from operations	144,292	23,667	589,567	1,048,327	190,559	25,624	168,373	2,246,470	3,322,466	168,127

Unit transactions:
Purchases	2,717	1,950	43,080	18,936	16,320	—	—	48,651	195,734	398,657
Net transfers	(66,457)	(5,906)	131,201	(263,448)	(1,665)	3,190	11,870	(384,487)	256,313	6,169,042
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(170,323)	(3,533)	(506,222)	(511,925)	(349,628)	(19,663)	(107,288)	(1,860,249)	(4,063,800)	(12,505,583)
Other transactions	2	—	—	91	—	(1)	—	662	636	4,672
Death benefits	(1,986)	—	(190,555)	(157,672)	(30,065)	—	(3,678)	(354,416)	(777,935)	(2,478,095)
Net annuity transactions	—	—	—	(34,437)	—	(11,842)	—	56,757	(37,135)	135,214
Net increase (decrease) in net assets resulting from unit transactions	(236,047)	(7,489)	(522,496)	(948,455)	(365,038)	(28,316)	(99,096)	(2,493,082)	(4,426,187)	(8,276,093)
Net increase (decrease) in net assets	(91,755)	16,178	67,071	99,872	(174,479)	(2,692)	69,277	(246,612)	(1,103,721)	(8,107,966)

Net assets:
Beginning of period	1,933,623	81,729	4,357,815	4,843,999	2,065,868	241,028	541,877	16,246,582	31,902,428	95,179,434
End of period	$1,841,868	$97,907	$4,424,886	$4,943,871	$1,891,389	$238,336	$611,154	$15,999,970	$30,798,707	$87,071,468

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	American Funds Global Bond Fund	American Funds Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$8,621	$(89,281)	$(442,391)	$(402,542)	$37,221	$(14)	$(625,809)	$1,112	$(347,698)	$258,076
Net realized gain (loss) on security transactions	(509)	2,044,844	545,618	441,563	(18,334)	271	—	5,271	87,319	2,025,000
Net realized gain distributions	—	—	655,204	1,009,976	90,549	253	—	2,834	148,029	740,246
Change in unrealized appreciation (depreciation) during the period	11,898	4,700,217	3,157,461	1,520,521	25,091	(45)	—	5,958	1,303,288	6,177,446
Net increase (decrease) in net assets resulting from operations	20,010	6,655,780	3,915,892	2,569,518	134,527	465	(625,809)	15,175	1,190,938	9,200,768

Unit transactions:
Purchases	—	339,820	237,201	172,690	91,840	—	618,789	653	81,575	214,114
Net transfers	12,435	(1,060,341)	(903,406)	(429,560)	(93,406)	—	20,094,315	877	3,641,069	7,836,969
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(60,442)	(4,921,157)	(3,655,060)	(2,766,641)	(405,811)	(540)	(24,809,499)	(5,878)	(3,280,041)	(5,809,776)
Other transactions	—	1,786	322	1,103	—	—	2,101	—	88	896
Death benefits	(42,944)	(821,208)	(359,487)	(404,303)	(42,732)	—	(2,426,825)	(301)	(452,533)	(956,256)
Net annuity transactions	(459)	38,205	52,299	35,509	—	—	40,127	—	90,911	300,077
Net increase (decrease) in net assets resulting from unit transactions	(91,410)	(6,422,895)	(4,628,131)	(3,391,202)	(450,109)	(540)	(6,480,992)	(4,649)	81,069	1,586,024
Net increase (decrease) in net assets	(71,400)	232,885	(712,239)	(821,684)	(315,582)	(75)	(7,106,801)	10,526	1,272,007	10,786,792

Net assets:
Beginning of period	580,337	34,208,224	32,861,252	23,354,664	1,847,282	7,639	56,196,085	140,836	24,561,109	40,552,639
End of period	$508,937	$34,441,109	$32,149,013	$22,532,980	$1,531,700	$7,564	$49,089,284	$151,362	$25,833,116	$51,339,431

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	American Funds Asset Allocation Fund	American Funds Blue Chip Income and Growth Fund	American Funds Bond Fund	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds New World Fund	American Funds Global Small Capitalization Fund	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(430,362)	$121,784	$475,188	$(530,887)	$(5,185,401)	$(1,350,531)	$(240,736)	$(271,110)	$(459,945)	$(99,118)
Net realized gain (loss) on security transactions	6,739,396	3,461,418	(226,237)	2,157,743	15,342,876	11,400,662	2,202,658	1,266,101	806,015	130,927
Net realized gain distributions	6,848,852	3,068,592	1,735,432	1,422,007	37,815,821	21,968,865	949,902	—	—	251,474
Change in unrealized appreciation (depreciation) during the period	6,805,523	5,089,914	341,304	8,987,025	43,880,033	31,657,075	18,695,245	6,376,761	6,670,127	786,238
Net increase (decrease) in net assets resulting from operations	19,963,409	11,741,708	2,325,687	12,035,888	91,853,329	63,676,071	21,607,069	7,371,752	7,016,197	1,069,521

Unit transactions:
Purchases	663,739	289,233	503,431	141,655	2,125,879	1,559,030	230,956	170,932	126,631	472
Net transfers	11,369,016	4,383,109	28,810,606	3,320,639	35,817,524	18,424,689	25,755,964	4,982,847	6,635,811	(210,815)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(18,473,980)	(10,319,174)	(15,956,561)	(5,927,648)	(49,803,172)	(42,212,553)	(10,755,507)	(4,055,702)	(4,820,500)	(295,717)
Other transactions	1,467	340	14,205	394	6,975	7,009	551	66	528	120
Death benefits	(3,277,309)	(1,211,539)	(2,919,767)	(727,713)	(8,026,835)	(6,909,627)	(1,303,648)	(429,205)	(428,823)	(75,815)
Net annuity transactions	362,176	5,645	250,544	(61,762)	(59,716)	329,433	(35,627)	(16,073)	(10,787)	(5,690)
Net increase (decrease) in net assets resulting from unit transactions	(9,354,891)	(6,852,386)	10,702,458	(3,254,435)	(19,939,345)	(28,802,019)	13,892,689	652,865	1,502,860	(587,445)
Net increase (decrease) in net assets	10,608,518	4,889,322	13,028,145	8,781,453	71,913,984	34,874,052	35,499,758	8,024,617	8,519,057	482,076

Net assets:
Beginning of period	148,582,358	84,142,065	123,541,317	43,944,517	375,951,324	337,129,140	$75,344,612	$28,455,125	$31,146,908	$4,334,457
End of period	$159,190,876	$89,031,387	$136,569,462	$52,725,970	$447,865,308	$372,003,192	$110,844,370	$36,479,742	$39,665,965	$4,816,533

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(10,378)	$(27,764)	$(121,996)	$(143,538)	$(3,765)	$(4,943)	$2,797	$(376,579)	$8,265,082	$(290,611)
Net realized gain (loss) on security transactions	44,469	133,700	1,168,052	719,928	23,199	15,750	19	7,028,288	3,584,080	686,779
Net realized gain distributions	21,776	137,988	850,453	613,920	145,116	21,353	603	5,951,251	—	1,847,725
Change in unrealized appreciation (depreciation) during the period	138,739	313,338	900,045	1,011,286	(67,972)	33,981	4,239	15,048,956	14,242,015	3,034,138
Net increase (decrease) in net assets resulting from operations	194,606	557,262	2,796,554	2,201,596	96,578	66,141	7,658	27,651,916	26,091,177	5,278,031

Unit transactions:
Purchases	—	11,147	129,694	49,294	32,966	—	—	856,734	2,008,736	70,317
Net transfers	46,226	(173,333)	(766,939)	(372,732)	3,923	14,035	4,000	(4,514,340)	(3,055,063)	313,311
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(302,893)	(271,954)	(2,413,733)	(2,297,144)	(36,476)	(141,479)	(2,781)	(20,237,569)	(46,592,144)	(2,956,656)
Other transactions	70	144	(274)	235	—	(1)	—	2,548	15,824	435
Death benefits	—	(28,033)	(361,875)	(303,506)	(22,018)	—	—	(2,965,559)	(8,089,313)	(509,244)
Net annuity transactions	(4,192)	(30,956)	(37,810)	(1,149)	—	(1,386)	—	12,466	421,162	(2,881)
Net increase (decrease) in net assets resulting from unit transactions	(260,789)	(492,985)	(3,450,937)	(2,925,002)	(21,605)	(128,831)	1,219	(26,845,720)	(55,290,798)	(3,084,718)
Net increase (decrease) in net assets	(66,183)	64,277	(654,383)	(723,406)	74,973	(62,690)	8,877	806,196	(29,199,621)	2,193,313

Net assets:
Beginning of period	658,776	1,750,447	15,545,759	13,298,984	581,883	337,303	109,810	163,348,929	362,542,937	21,434,368
End of period	$592,593	$1,814,724	$14,891,376	$12,575,578	$656,856	$274,613	$118,687	$164,155,125	$333,343,316	$23,627,681

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Flex Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$13,046	$(878,226)	$(165,642)	$1,267,244	$914,233	$(123,858)	$495,762	$(169,233)	$(47,559)	$(204,543)
Net realized gain (loss) on security transactions	780	(1,265,893)	254,654	(1,323,345)	6,975,518	5,275	534,143	3,955,742	471,213	(621,763)
Net realized gain distributions	—	4,647,823	880,982	—	7,931,195	—	—	—	3,339,428	25,348
Change in unrealized appreciation (depreciation) during the period	55,437	5,781,786	20,128	3,043,278	(3,202,208)	5,526,325	7,808,721	13,096,445	146,580	3,194,906
Net increase (decrease) in net assets resulting from operations	69,263	8,285,490	990,122	2,987,177	12,618,738	5,407,742	8,838,626	16,882,954	3,909,662	2,393,948

Unit transactions:
Purchases	13	217,273	33,318	392,953	694,281	167,932	259,904	376,573	288,934	99,208
Net transfers	(80,087)	(179,999)	(1,269,494)	3,866,053	(1,416,596)	546,689	(1,218,325)	(2,240,286)	(670,497)	(185,709)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(27,897)	(5,934,644)	(2,212,915)	(13,029,899)	(25,818,752)	(2,518,547)	(8,327,277)	(14,235,308)	(6,857,857)	(1,277,677)
Other transactions	—	1,092	93	2,185	9,518	1,287	1,071	6,400	5,648	727
Death benefits	(1,171)	(582,302)	(112,348)	(1,978,827)	(4,597,121)	(181,560)	(1,386,214)	(2,221,128)	(955,878)	(134,543)
Net annuity transactions	(3,455)	141,753	(5,184)	23,360	127,891	(9,289)	43,963	141,926	170,827	(5,644)
Net increase (decrease) in net assets resulting from unit transactions	(112,597)	(6,336,827)	(3,566,530)	(10,724,175)	(31,000,779)	(1,993,488)	(10,626,878)	(18,171,823)	(8,018,823)	(1,503,638)
Net increase (decrease) in net assets	(43,334)	1,948,663	(2,576,408)	(7,736,998)	(18,382,041)	3,414,254	(1,788,252)	(1,288,869)	(4,109,161)	890,310

Net assets:
Beginning of period	855,299	45,772,218	14,743,972	108,493,198	207,416,296	14,913,656	64,936,858	110,930,197	61,818,346	10,079,964
End of period	$811,965	$47,720,881	$12,167,564	$100,756,200	$189,034,255	$18,327,910	$63,148,606	$109,641,328	$57,709,185	$10,970,274

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(193,250)	$31,099	$1,410,186	$(619,332)	$(49,790)	$(1,119)	$(12,754)	$(70,585)	$(379,899)	$305,750
Net realized gain (loss) on security transactions	(134,694)	557,199	397,194	3,282,274	2,820,410	7,018	43,333	231,817	1,197,274	(26,101)
Net realized gain distributions	38,962	—	—	5,611,272	5,379,855	12,015	44,703	1,243,063	307,906	—
Change in unrealized appreciation (depreciation) during the period	343,115	1,015,260	1,943,689	11,719,305	3,972,039	(2,474)	177,704	722,560	5,051,697	130,968
Net increase (decrease) in net assets resulting from operations	54,133	1,603,558	3,751,069	19,993,519	12,122,514	15,440	252,986	2,126,855	6,176,978	410,617

Unit transactions:
Purchases	55,525	134,573	382,690	421,754	326,132	—	125	95,419	211,392	111,726
Net transfers	569,958	530,736	8,806,704	(4,775,992)	(3,815,393)	309	(16,956)	(248,945)	(1,651,662)	201,719
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,996,341)	(1,462,965)	(16,242,597)	(15,433,063)	(12,184,212)	(32,629)	(116,319)	(1,201,600)	(3,631,260)	(1,198,163)
Other transactions	23	10	650	(250)	181	—	(1)	664	293	4
Death benefits	(286,400)	(508,666)	(2,783,188)	(2,880,818)	(2,377,200)	(233)	(10,279)	(202,939)	(457,256)	(206,276)
Net annuity transactions	(3,441)	(25,437)	(71,164)	(2,484)	(66,996)	—	(14,506)	(76,521)	(12,058)	(6,554)
Net increase (decrease) in net assets resulting from unit transactions	(1,660,676)	(1,331,749)	(9,906,905)	(22,670,853)	(18,117,488)	(32,553)	(157,936)	(1,633,922)	(5,540,551)	(1,097,544)
Net increase (decrease) in net assets	(1,606,543)	271,809	(6,155,836)	(2,677,334)	(5,994,974)	(17,113)	95,050	492,933	636,427	(686,927)

Net assets:
Beginning of period	13,338,093	12,814,954	111,466,608	109,530,012	84,569,750	97,536	903,875	11,480,135	23,340,974	7,253,753
End of period	$11,731,550	$13,086,763	$105,310,772	$106,852,678	$78,574,776	$80,423	$998,925	$11,973,068	$23,977,401	$6,566,826

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(18,444)	$(16,679)	$(10,524)	$(6,809)	$(538,236)	$(52,878)	$(21,980)	$(29,675)	$34,571	$1,799
Net realized gain (loss) on security transactions	333,580	(3,890)	15,743	(4,651)	74,075	(27,511)	40,021	364,895	(13,262)	83,103
Net realized gain distributions	—	39,159	37,281	21,738	—	—	—	—	—	90,441
Change in unrealized appreciation (depreciation) during the period	1,171,260	137,224	109,935	25,287	44,958	657,975	209,526	746,326	(25,781)	(12,016)
Net increase (decrease) in net assets resulting from operations	1,486,396	155,814	152,435	35,565	(419,203)	577,586	227,567	1,081,546	(4,472)	163,327

Unit transactions:
Purchases	114,359	650	—	—	294,997	11,754	29,892	18,260	28,892	48,300
Net transfers	(13,827)	(19,407)	1,326	(75,900)	2,733,766	(165,568)	275,601	(55,312)	270,740	(135,882)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(847,521)	(501,850)	(40,899)	(23,610)	(9,928,491)	(219,173)	(123,250)	(597,529)	(425,181)	(184,626)
Other transactions	80	—	(1)	—	160	14	183	363	171	1
Death benefits	(81,499)	(47,849)	—	(6,043)	(1,227,693)	(157,141)	(32,990)	(116,709)	(40,580)	(8,176)
Net annuity transactions	(3,647)	—	(10,450)	—	(106,681)	(4,842)	—	18,985	—	(916)
Net increase (decrease) in net assets resulting from unit transactions	(832,055)	(568,456)	(50,024)	(105,553)	(8,233,942)	(534,956)	149,436	(731,942)	(165,958)	(281,299)
Net increase (decrease) in net assets	654,341	(412,642)	102,411	(69,988)	(8,653,145)	42,630	377,003	349,604	(170,430)	(117,972)

Net assets:
Beginning of period	6,723,023	1,675,453	708,498	416,875	57,724,555	2,725,976	1,160,861	6,634,445	4,708,241	1,382,086
End of period	$7,377,364	$1,262,811	$810,909	$346,887	$49,071,410	$2,768,606	$1,537,864	$6,984,049	$4,537,811	$1,264,114

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Rational Dividend Capture VA Fund	Rational Insider Buying VA Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	MFS® Growth Fund	MFS® Global Equity Fund	MFS® Investors Trust Fund	MFS® Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$68,157	$(37,622)	$4,338	$1,358	$250,520	$(6,437)	$(475,595)	$(52,562)	$(546,387)	$(263,348)
Net realized gain (loss) on security transactions	(3,201)	(189,557)	20,165	47,832	133,059	128,022	2,367,565	314,791	2,604,239	494,178
Net realized gain distributions	—	447,077	105,970	169,133	94,213	150,405	1,066,950	191,200	1,888,711	844,157
Change in unrealized appreciation (depreciation) during the period	(167,125)	301,812	25,899	276,682	217,676	(96,490)	4,258,326	546,440	5,512,821	2,137,432
Net increase (decrease) in net assets resulting from operations	(102,169)	521,710	156,372	495,005	695,468	175,500	7,217,246	999,869	9,459,384	3,212,419

Unit transactions:
Purchases	4,330	11,576	1,688	34,750	41,195	—	25,250	2,970	232,516	34,827
Net transfers	74,136	(123,696)	(50,898)	(229,933)	842,277	(6,605)	(2,149,920)	190,976	(1,918,234)	83,205
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(566,398)	(653,482)	(153,648)	(512,923)	(1,005,290)	(331,475)	(3,386,896)	(662,923)	(6,388,773)	(1,981,172)
Other transactions	1	2	4	1	63	55	(7)	2	3,654	36
Death benefits	162	(4,555)	—	(8,459)	(205,344)	(16,084)	(299,042)	(77,711)	(981,898)	(390,221)
Net annuity transactions	1,420	594	—	—	(1,832)	—	171,502	22,679	91,374	(7,062)
Net increase (decrease) in net assets resulting from unit transactions	(486,349)	(769,561)	(202,854)	(716,564)	(328,931)	(354,109)	(5,639,113)	(524,007)	(8,961,361)	(2,260,387)
Net increase (decrease) in net assets	(588,518)	(247,851)	(46,482)	(221,559)	366,537	(178,609)	1,578,133	475,862	498,023	952,032

Net assets:
Beginning of period	3,991,887	3,742,389	1,432,057	3,283,453	9,315,754	1,754,696	26,796,913	4,771,582	49,243,607	14,169,737
End of period	$3,403,369	$3,494,538	$1,385,575	$3,061,894	$9,682,291	$1,576,087	$28,375,046	$5,247,444	$49,741,630	$15,121,769

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	MFS® New Discovery Fund	MFS® Total Return Fund	MFS® Value Fund	MFS® Total Return Bond Series	MFS® Research Fund	MFS® High Yield Portfolio	BlackRock Global Allocation V.I. Fund	BlackRock Global Opportunities V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(552,168)	$768,384	$101,228	$1,257,420	$(20,227)	$1,376,235	$1,392	$(400)	$(8,843)	$5,826
Net realized gain (loss) on security transactions	900,994	4,596,648	3,572,860	420,657	165,166	(169,720)	(21)	2,092	40,913	25,981
Net realized gain distributions	569,214	4,040,505	2,429,519	—	263,595	—	2,698	3,808	60,068	36,075
Change in unrealized appreciation (depreciation) during the period	5,724,964	5,464,497	2,857,899	404,717	342,129	221,392	22,158	2,158	12,094	33,807
Net increase (decrease) in net assets resulting from operations	6,643,004	14,870,034	8,961,506	2,082,794	750,663	1,427,907	26,227	7,658	104,232	101,689

Unit transactions:
Purchases	97,831	1,110,062	298,774	170,464	7,548	142,175	—	—	—	280
Net transfers	(1,072,631)	(657,157)	(1,609,297)	5,206,815	229,234	1,516,180	10,251	(11,242)	(112,192)	(41,904)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,003,002)	(21,844,433)	(7,909,263)	(10,435,605)	(431,923)	(4,252,984)	(2,929)	(2,488)	(52,306)	(68,863)
Other transactions	358	2,046	2,045	1,585	259	929	—	—	—	—
Death benefits	(571,563)	(3,651,595)	(1,142,709)	(1,344,703)	(82,707)	(596,660)	—	—	(19,763)	(1,498)
Net annuity transactions	(35,732)	538,374	52,706	202,147	(6,106)	379,020	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(5,584,739)	(24,502,703)	(10,307,744)	(6,199,297)	(283,695)	(2,811,340)	7,322	(13,730)	(184,261)	(111,985)
Net increase (decrease) in net assets	1,058,265	(9,632,669)	(1,346,238)	(4,116,503)	466,968	(1,383,433)	33,549	(6,072)	(80,029)	(10,296)

Net assets:
Beginning of period	30,037,343	155,634,755	63,152,998	78,599,528	3,649,101	30,652,921	200,285	36,378	443,860	705,620
End of period	$31,095,608	$146,002,086	$61,806,760	$74,483,025	$4,116,069	$29,269,488	$233,834	$30,306	$363,831	$695,324

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Columbia Variable Portfolio - Asset Allocation Fund	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$539	$(5,306)	$(22,877)	$(9,352)	$(3,894)	$(7,869)	$(157,762)	$238,727	$(153,147)
Net realized gain (loss) on security transactions	91	7,750	(5,003)	35,906	20,372	2,084	535,445	(170,029)	408,906
Net realized gain distributions	—	23,552	—	12,254	58,416	1,748	—	—	—
Change in unrealized appreciation (depreciation) during the period	1,152	67,675	474,022	43,175	79,015	239,139	451,678	184,347	1,050,523
Net increase (decrease) in net assets resulting from operations	1,782	93,671	446,142	81,983	153,909	235,102	829,361	253,045	1,306,282

Unit transactions:
Purchases	—	1,400	13,593	11,046	—	—	2,497	408	224
Net transfers	—	(6,586)	(60,604)	239,887	(112,205)	(35,583)	(133,267)	108,746	(165,948)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(682)	(55,221)	(153,162)	(177,405)	(61,764)	(162,730)	(904,597)	(674,666)	(574,007)
Other transactions	—	—	153	(152)	—	1	372	52	269
Death benefits	—	—	(42,028)	(7,355)	—	(34,071)	(105,969)	(185,555)	(173,113)
Net annuity transactions	—	—	—	—	—	(1,184)	19,332	13,283	(3,951)
Net increase (decrease) in net assets resulting from unit transactions	(682)	(60,407)	(242,048)	66,021	(173,969)	(233,567)	(1,121,632)	(737,732)	(916,526)
Net increase (decrease) in net assets	1,100	33,264	204,094	148,004	(20,060)	1,535	(292,271)	(484,687)	389,756

Net assets:
Beginning of period	43,794	247,562	1,299,458	950,108	559,679	1,929,599	7,528,292	6,004,460	6,786,779
End of period	$44,894	$280,826	$1,503,552	$1,098,112	$539,619	$1,931,134	$7,236,021	$5,519,773	$7,176,535

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(8,574)	$(45,038)	$(1,647)	$(39,324)	$495,660	$(2,696)	$(11,299)	$(108)	$984
Net realized gain (loss) on security transactions	7,762	266,185	102,915	293,047	(224,371)	41,993	83,560	3,172	10,215
Net realized gain distributions	51,556	—	25,649	232,621	—	24,347	27,032	—	—
Change in unrealized appreciation (depreciation) during the period	69,692	1,242,259	27,365	(262)	373,291	21,224	411,278	6,795	56,949
Net increase (decrease) in net assets resulting from operations	120,436	1,463,406	154,282	486,082	644,580	84,868	510,571	9,859	68,148

Unit transactions:
Purchases	325	15,285	34,140	15,940	99,164	—	2,717	—	30
Net transfers	7,150	102,032	64,643	(309,908)	363,699	(10,230)	(314,893)	(72,701)	27,709
Net interfund transfers due to corporate actions	—	—	277,472	—	—	—	—	—	—
Surrenders for benefit payments and fees	(141,974)	(572,665)	(757,280)	(537,524)	(1,667,138)	(157,987)	(201,397)	(13,240)	(44,794)
Other transactions	43	(1)	(4)	126	(11)	39	1	—	—
Death benefits	—	(86,315)	(28,435)	(109,112)	(293,322)	—	(2,024)	—	(21,307)
Net annuity transactions	(51,327)	—	13,736	—	—	—	—	(1,649)	—
Net increase (decrease) in net assets resulting from unit transactions	(185,783)	(541,664)	(395,728)	(940,478)	(1,497,608)	(168,178)	(515,596)	(87,590)	(38,362)
Net increase (decrease) in net assets	(65,347)	921,742	(241,446)	(454,396)	(853,028)	(83,310)	(5,025)	(77,731)	29,786

Net assets:
Beginning of period	543,614	4,470,280	1,126,233	4,535,693	12,444,852	694,957	1,939,236	114,925	294,529
End of period	$478,267	$5,392,022	$884,787	$4,081,297	$11,591,824	$611,647	$1,934,211	$37,194	$324,315

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Putnam VT Small Cap Value Fund	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	Putnam VT Equity Income Fund	PIMCO All Asset Fund	PIMCO StocksPLUS Global Portfolio	PIMCO Global Multi-Asset Managed Allocation Portfolio	Jennison 20/20 Focus Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,251)	$354,903	$(33,229)	$(29,068)	$1,518	$5,431	$10,907	$207	$(699)
Net realized gain (loss) on security transactions	(4,048)	(66,247)	436,476	(27,308)	1,041	(154)	(21,627)	(50)	13,072
Net realized gain distributions	14,624	—	47,239	162,538	4,227	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	8,519	394,390	440,618	300,063	16,760	11,351	93,704	1,382	(3,077)
Net increase (decrease) in net assets resulting from operations	15,844	683,046	891,104	406,225	23,546	16,628	82,984	1,539	9,296

Unit transactions:
Purchases	10,825	77,963	19,092	3,776	—	—	—	—	—
Net transfers	103,750	1,671,187	(310,128)	35,531	(133)	(194)	(70,056)	46,791	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(142,529)	(4,540,506)	(662,290)	(675,770)	(4,546)	(2,130)	(53,438)	(15,409)	(6,890)
Other transactions	—	1,292	167	163	(1)	(1)	—	—	—
Death benefits	—	(740,271)	(73,992)	(74,079)	—	(2,014)	—	—	(23,845)
Net annuity transactions	—	(67,754)	(10,396)	(34,385)	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(27,954)	(3,598,089)	(1,037,547)	(744,764)	(4,680)	(4,339)	(123,494)	31,382	(30,735)
Net increase (decrease) in net assets	(12,110)	(2,915,043)	(146,443)	(338,539)	18,866	12,289	(40,510)	32,921	(21,439)

Net assets:
Beginning of period	276,555	35,591,635	4,941,254	3,791,920	133,076	134,456	438,441	8,191	54,270
End of period	$264,445	$32,676,592	$4,794,811	$3,453,381	$151,942	$146,745	$397,931	$41,112	$32,831

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Jennison Fund	Prudential Value Portfolio	Prudential SP International Growth Portfolio	ClearBridge Variable Dividend Strategy Portfolio	Western Asset Variable Global High Yield Bond Portfolio	ClearBridge Variable Large Cap Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,749)	$(414)	$(174)	$30	$1,369	$(700)	$(3,504)	$(510)	$(311,079)	$(53,147)
Net realized gain (loss) on security transactions	6,922	9,957	756	172	(264)	11,201	58,402	18,315	1,127,139	33,597
Net realized gain distributions	—	—	—	—	—	19,074	54,617	9,320	1,338,649	180,021
Change in unrealized appreciation (depreciation) during the period	39,611	(5,979)	2,930	3,528	1,290	54,712	44,747	4,030	1,536,414	366,631
Net increase (decrease) in net assets resulting from operations	43,784	3,564	3,512	3,730	2,395	84,287	154,262	31,155	3,691,123	527,102

Unit transactions:
Purchases	—	—	—	—	—	—	2,120	—	59,164	1,861
Net transfers	(1,287)	—	—	466	587	5,642	(119,333)	(269)	386,855	94,512
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,405)	(8,221)	(5,667)	(654)	(1,532)	(77,262)	(217,376)	(15,803)	(2,084,703)	(477,587)
Other transactions	1	(2)	—	—	—	—	—	—	(63)	1
Death benefits	—	(20,349)	—	—	—	(3,174)	(28)	—	(140,175)	(45,759)
Net annuity transactions	(7,259)	—	—	—	—	(5,390)	—	—	26,332	(11,398)
Net increase (decrease) in net assets resulting from unit transactions	(11,950)	(28,572)	(5,667)	(188)	(945)	(80,184)	(334,617)	(16,072)	(1,752,590)	(438,370)
Net increase (decrease) in net assets	31,834	(25,008)	(2,155)	3,542	1,450	4,103	(180,355)	15,083	1,938,533	88,732

Net assets:
Beginning of period	133,406	44,591	12,396	21,280	34,023	662,586	1,494,723	218,390	15,346,497	2,687,446
End of period	$165,240	$19,583	$10,241	$24,822	$35,473	$666,689	$1,314,368	$233,473	$17,285,030	$2,776,178

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2017

	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	HIMCO VIT Index Fund	HIMCO VIT Portfolio Diversifier Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(290)	$12,967	$(15,297)	$(112)	$(43,324)	$46,946	$104,317	$(45,091)	$(84,187)
Net realized gain (loss) on security transactions	371	(1,523)	27,018	39	404,139	173,768	(525,085)	20,836	(389)
Net realized gain distributions	1,133	—	26,197	435	542,134	256,549	—	278,726	339,583
Change in unrealized appreciation (depreciation) during the period	1,392	173,702	151,796	1,629	260,445	368,820	(981,979)	734,233	1,315,639
Net increase (decrease) in net assets resulting from operations	2,606	185,146	189,714	1,991	1,163,394	846,083	(1,402,747)	988,704	1,570,646

Unit transactions:
Purchases	10	12,583	1,214	—	21,646	15,672	64,891	5,982	40,005
Net transfers	—	(8,122)	4,171	—	(511,686)	(237,083)	3,060,729	(79,379)	(185,488)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(697)	(129,882)	(115,787)	(58)	(850,712)	(690,640)	(3,947,394)	(437,798)	(759,528)
Other transactions	1	504	—	—	—	4	465	177	(2)
Death benefits	—	(16,884)	(10,139)	—	(168,135)	(60,577)	(99,551)	(14,078)	(159,608)
Net annuity transactions	—	8,943	—	—	—	—	—	(48,340)	69,422
Net increase (decrease) in net assets resulting from unit transactions	(686)	(132,858)	(120,541)	(58)	(1,508,887)	(972,624)	(920,860)	(573,436)	(995,199)
Net increase (decrease) in net assets	1,920	52,288	69,173	1,933	(345,493)	(126,541)	(2,323,607)	415,268	575,447

Net assets:
Beginning of period	25,604	884,469	841,126	7,307	6,934,766	4,462,379	35,259,019	4,652,446	6,458,277
End of period	$27,524	$936,757	$910,299	$9,240	$6,589,273	$4,335,838	$32,935,412	$5,067,714	$7,033,724

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2017

	MFS® Research International Portfolio	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Select International Equity Fund	Variable Portfolio - Loomis Sayles Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,059	$(156,457)	$(15,444)	$(113,201)
Net realized gain (loss) on security transactions	28,106	190,682	87,672	152,281
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	2,221,814	1,610,467	1,085,973	1,346,874
Net increase (decrease) in net assets resulting from operations	2,254,979	1,644,692	1,158,201	1,385,954

Unit transactions:
Purchases	139,288	9,504	1,554	—
Net transfers	(580,477)	(151,919)	(113,745)	(124,408)
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(1,417,865)	(520,250)	(459,646)	(383,136)
Other transactions	1,116	2	281	291
Death benefits	(243,626)	(86,363)	(129,471)	(77,526)
Net annuity transactions	35,079	(16,429)	(15,388)	36,823
Net increase (decrease) in net assets resulting from unit transactions	(2,066,485)	(765,455)	(716,415)	(547,956)
Net increase (decrease) in net assets	188,494	879,237	441,786	837,998

Net assets:
Beginning of period	9,488,547	6,752,146	5,001,617	4,794,952
End of period	$9,677,041	$7,631,383	$5,443,403	$5,632,950

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2018

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”).  Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts will not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:
American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Columbia Variable Portfolio - Small Company Growth Fund, Wells Fargo VT Omega Growth Fund, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Flex Cap Growth VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap Growth HLS Fund (Formerly Hartford Small/Mid Cap Equity HLS Fund), Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Rational Trend Aggregation VA Fund (Formerly Rational Dividend Capture VA Fund), Rational Insider Buying VA Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, MFS® Growth Fund, MFS® Global Equity Fund, MFS® Investors Trust Fund, MFS® Mid Cap Growth Fund, MFS® New Discovery Fund, MFS® Total Return Fund, MFS® Value Fund, MFS® Total Return Bond Series, MFS® Research Fund, MFS® High Yield Portfolio, BlackRock Managed Volatility V.I. Fund (Merged with HIMCO VIT Portfolio Diversifier Fund), BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund*, BlackRock S&P 500 Index V.I. Fund (Merged with HIMCO VIT Index Fund), BlackRock Large Cap Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, BlackRock Capital Appreciation V.I. Fund, Columbia Variable Portfolio - Asset Allocation Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Small Cap Value Fund, JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust U.S. Equity Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, Putnam VT Equity Income Fund, PIMCO All Asset Fund, PIMCO StocksPLUS® Global Portfolio, PIMCO Global Multi-Asset Managed Allocation Portfolio, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, Prudential SP International Growth Portfolio, ClearBridge Variable Dividend Strategy Portfolio, Western Asset Variable Global High Yield Bond Portfolio, ClearBridge Variable Large Cap Value Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Small Cap Growth Fund, Wells Fargo VT Discovery Fund, Wells Fargo VT Opportunity Fund, HIMCO VIT Index Fund (Merged with BlackRock S&P 500 Index V.I. Fund), HIMCO VIT Portfolio Diversifier Fund (Merged with BlackRock Managed Volatility V.I. Fund), MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund (Formerly Columbia Variable Portfolio - Select International Equity Fund), CTIVPSM– Loomis Sayles Growth Fund (Formerly Variable Portfolio - Loomis Sayles Growth Fund).
* During 2018, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2018 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2018, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2018 and 2017.

g) Accounting for Uncertain Tax Positions - The federal audits have been completed through 2013 and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2018.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges -

The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%
MAV Plus Charge maximum of 0.30%
Maximum Anniversary Value III Charge maximum of 1.50%
Liquidity Feature Charge maximum of 0.50%
MAV V Charge maximum of 1.50%
MAV IV Charge maximum of 1.50%
Legacy Lock Charge maximum of 1.50%
Daily Lock Charge maximum of 2.50%
Safety Plus Charge maximum of 2.50%
Future 5 Charge maximum of 2.50%
Future 6 Charge maximum of 2.50%
Maximum Daily Value Charge maximum of 1.50%
Return of Premium IV Charge maximum of 0.75%
Return of Premium V Charge maximum of 0.75%
Return of Premium III Charge maximum of 0.75%
Return of Premium Death Benefit Charge maximum of 0.75%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.85% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of seven or eight years (based upon contract terms) after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

g) Transactions with Related Parties - Up to and including April 20, 2018 the Sponsor Company and its affiliates received fees from the HIMCO VIT funds for services provided. The fees received for these services are a maximum of 0.85% of the Funds’ average daily net assets. On April 20, 2018, as disclosed in Note 1, the HIMCO VIT funds were merged with Blackrock funds. Up to and including May 31, 2018 the Sponsor Company and its affiliates received fees from the HLS funds for services provided. The fees received for these services are a maximum of 1.12% of the Funds’ average daily net assets. As a result of the Talcott Resolution Sale Transaction disclosed in Note 1, the HLS funds are no longer affiliated with the Sponsor Company or its affiliates.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2018 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	$291,020	$369,154
American Century VP Growth Fund	$12,630	$16,971
AB VPS Balanced Wealth Strategy Portfolio	$480,319	$631,112
AB VPS International Value Portfolio	$617,842	$889,834
AB VPS Small/Mid Cap Value Portfolio	$188,865	$398,051
AB VPS Value Portfolio	$3,283	$121,328
AB VPS International Growth Portfolio	$41,683	$174,647
Invesco V.I. Value Opportunities Fund	$2,253,831	$2,768,268
Invesco V.I. Core Equity Fund	$3,354,461	$5,981,375
Invesco V.I. Government Securities Fund	$8,507,005	$17,219,971
Invesco V.I. High Yield Fund	$25,119	$242,233
Invesco V.I. International Growth Fund	$3,183,295	$6,338,417
Invesco V.I. Mid Cap Core Equity Fund	$5,270,857	$6,322,578
Invesco V.I. Small Cap Equity Fund	$2,680,288	$5,029,158
Invesco V.I. Balanced Risk Allocation Fund	$205,083	$329,995
Invesco V.I. Diversified Dividend Fund	$389	$666
Invesco V.I. Government Money Market Fund	$42,744,424	$38,172,452
American Century VP Mid Cap Value Fund	$14,747	$63,948
American Funds Global Bond Fund	$3,278,860	$6,229,053
American Funds Global Growth and Income Fund	$5,986,966	$10,469,327
American Funds Asset Allocation Fund	$16,076,964	$32,277,453
American Funds Blue Chip Income and Growth Fund	$10,950,740	$21,377,528
American Funds Bond Fund	$10,157,016	$26,257,648
American Funds Global Growth Fund	$9,173,768	$11,924,548
American Funds Growth Fund	$55,668,600	$89,636,897
American Funds Growth-Income Fund	$38,681,814	$75,073,993
American Funds International Fund	$12,670,102	$21,117,998
American Funds New World Fund	$2,428,560	$7,518,943
American Funds Global Small Capitalization Fund	$3,455,914	$8,314,919
Columbia Variable Portfolio - Small Company Growth Fund	$884,905	$1,041,826
Wells Fargo VT Omega Growth Fund	$153,929	$49,915
Fidelity® VIP Growth Portfolio	$510,486	$490,382
Fidelity® VIP Contrafund® Portfolio	$1,703,460	$2,853,144
Fidelity® VIP Mid Cap Portfolio	$1,457,242	$2,628,210
Fidelity® VIP Value Strategies Portfolio	$39,654	$47,700
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$30,803	$66,177
Fidelity® VIP Strategic Income Portfolio	$40,241	$6,478
Franklin Rising Dividends VIP Fund	$14,905,379	$34,212,402
Franklin Income VIP Fund	$20,146,848	$60,256,554
Franklin Large Cap Growth VIP Fund	$7,087,576	$6,661,323
Franklin Global Real Estate VIP Fund	$28,532	$338,330
Franklin Small-Mid Cap Growth VIP Fund	$6,283,688	$9,856,774
Franklin Small Cap Value VIP Fund	$2,596,096	$2,863,382
Franklin Strategic Income VIP Fund	$7,004,013	$21,260,250
Franklin Mutual Shares VIP Fund	$14,130,960	$35,760,442
Templeton Developing Markets VIP Fund	$1,146,675	$4,207,363
Templeton Foreign VIP Fund	$6,247,990	$10,475,913
Templeton Growth VIP Fund	$12,366,328	$19,783,781
Franklin Mutual Global Discovery VIP Fund	$3,244,512	$11,358,633
Franklin Flex Cap Growth VIP Fund	$5,277,841	$3,830,871
Templeton Global Bond VIP Fund	$860,586	$2,908,095
Hartford Balanced HLS Fund	$1,498,110	$3,215,210
Hartford Total Return Bond HLS Fund	$10,366,756	$20,579,093
Hartford Capital Appreciation HLS Fund	$12,627,769	$20,924,236
Hartford Dividend and Growth HLS Fund	$10,291,161	$15,909,449
Hartford Healthcare HLS Fund	$4,523	$21,857
Hartford Global Growth HLS Fund	$587,851	$389,684
Hartford Disciplined Equity HLS Fund	$1,263,210	$3,282,402
Hartford Growth Opportunities HLS Fund	$3,689,477	$7,128,857
Hartford High Yield HLS Fund	$656,192	$1,586,915
Hartford International Opportunities HLS Fund	$860,595	$1,485,733
Hartford MidCap Growth HLS Fund+	$260,835	$315,216
Hartford MidCap HLS Fund	$66,975	$193,071
Hartford MidCap Value HLS Fund	$52,991	$59,777
Hartford Ultrashort Bond HLS Fund	$8,622,696	$13,736,254
Hartford Small Company HLS Fund	$396,060	$685,898
Hartford SmallCap Growth HLS Fund	$273,297	$313,264
Hartford Stock HLS Fund	$206,633	$1,400,372
Hartford U.S. Government Securities HLS Fund	$621,873	$1,941,023
Hartford Value HLS Fund	$148,984	$240,245
Rational Trend Aggregation VA Fund+	$257,432	$814,948
Rational Insider Buying VA Fund	$218,263	$864,575
Lord Abbett Fundamental Equity Fund	$334,337	$251,044
Lord Abbett Calibrated Dividend Growth Fund	$976,692	$832,636
Lord Abbett Bond Debenture Fund	$1,105,770	$2,259,300
Lord Abbett Growth and Income Fund	$135,160	$249,907
MFS® Growth Fund	$7,744,376	$10,116,843
MFS® Global Equity Fund	$486,019	$1,189,391
MFS® Investors Trust Fund	$3,621,408	$11,063,779
MFS® Mid Cap Growth Fund	$4,831,661	$3,664,118
MFS® New Discovery Fund	$6,312,909	$8,567,820
MFS® Total Return Fund	$12,698,099	$24,192,462
MFS® Value Fund	$7,873,128	$13,770,388
MFS® Total Return Bond Series	$7,450,973	$16,717,870
MFS® Research Fund	$645,856	$1,060,574
MFS® High Yield Portfolio	$3,751,245	$6,643,204
BlackRock Managed Volatility V.I. Fund+	$33,024,599	$5,693,076
BlackRock Global Allocation V.I. Fund	$15,548	$5,757
BlackRock Global Opportunities V.I. Fund+	$—	$30,737
BlackRock S&P 500 Index V.I. Fund+	$4,694,318	$538,913
BlackRock Large Cap Focus Growth V.I. Fund	$37,026	$61,423
BlackRock Equity Dividend V.I. Fund	$121,537	$104,171
Morgan Stanley VIF Core Plus Fixed Income Portfolio	$1,004	$1,411
Morgan Stanley VIF Growth Portfolio	$39,817	$140,419
Morgan Stanley VIF Mid Cap Growth Portfolio	$552,007	$509,826
Invesco V.I. American Value Fund	$195,892	$175,863
BlackRock Capital Appreciation V.I. Fund	$190,645	$125,161
Columbia Variable Portfolio - Asset Allocation Fund	$159,179	$302,805
Columbia Variable Portfolio - Dividend Opportunity Fund	$197,848	$1,206,444
Columbia Variable Portfolio - Income Opportunities Fund	$733,874	$1,145,911
Columbia Variable Portfolio - Mid Cap Growth Fund	$346,519	$1,462,901
Oppenheimer Capital Appreciation Fund/VA	$33,657	$113,322
Oppenheimer Global Fund/VA	$479,857	$1,221,640
Oppenheimer Main Street Fund®/VA	$118,317	$256,299
Oppenheimer Main Street Small Cap Fund/VA	$717,310	$956,324
Putnam VT Diversified Income Fund	$1,253,651	$2,419,430
Putnam VT Global Asset Allocation Fund	$70,284	$66,561
Putnam VT Growth Opportunities Fund	$261,372	$471,730
Putnam VT International Value Fund	$805	$4,230
Putnam VT International Equity Fund	$9,093	$26,705
Putnam VT Small Cap Value Fund	$81,212	$40,600
JPMorgan Insurance Trust Core Bond Portfolio	$2,244,689	$6,125,966
JPMorgan Insurance Trust U.S. Equity Portfolio	$780,855	$1,203,548
JPMorgan Insurance Trust Mid Cap Value Portfolio	$237,868	$693,938
Putnam VT Equity Income Fund	$7,626	$7,124
PIMCO All Asset Fund	$4,427	$10,987
PIMCO StocksPLUS® Global Portfolio	$114,840	$68,902
PIMCO Global Multi-Asset Managed Allocation Portfolio	$3,031	$9,099
Jennison 20/20 Focus Portfolio	$—	$2,283
Jennison Portfolio	$20	$17,385
Prudential Value Portfolio	$1	$2,497
Prudential SP International Growth Portfolio	$—	$577
ClearBridge Variable Dividend Strategy Portfolio	$2,087	$2,649
Western Asset Variable Global High Yield Bond Portfolio	$2,217	$1,129
ClearBridge Variable Large Cap Value Portfolio	$55,353	$18,151
Invesco V.I. Growth and Income Fund	$156,437	$240,041
Invesco V.I. Comstock Fund	$25,051	$22,736
Invesco V.I. American Franchise Fund	$3,006,587	$4,631,291
Invesco V.I. Mid Cap Growth Fund	$704,793	$913,609
Wells Fargo VT Index Asset Allocation Fund	$2,018	$1,292
Wells Fargo VT International Equity Fund	$344,444	$146,222
Wells Fargo VT Small Cap Growth Fund	$151,865	$154,362
Wells Fargo VT Discovery Fund	$1,158	$198
Wells Fargo VT Opportunity Fund	$721,378	$1,640,738
HIMCO VIT Index Fund+	$614,313	$4,509,497
HIMCO VIT Portfolio Diversifier Fund+	$1,818,423	$33,607,814
MFS® Core Equity Portfolio	$993,269	$957,536
MFS® Massachusetts Investors Growth Stock Portfolio	$993,559	$1,809,629
MFS® Research International Portfolio	$1,135,912	$2,312,425
Columbia Variable Portfolio - Large Cap Growth Fund	$155,071	$1,341,830
Columbia Variable Portfolio - Overseas Core Fund+	$454,759	$825,940
CTIVPSM– Loomis Sayles Growth Fund+	$327,232	$841,178

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2018 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	13,511	17,299	(3,788)
American Century VP Growth Fund	510	745	(235)
AB VPS Balanced Wealth Strategy Portfolio	6,249	38,948	(32,699)
AB VPS International Value Portfolio	72,411	101,918	(29,507)
AB VPS Small/Mid Cap Value Portfolio	2,259	15,824	(13,565)
AB VPS Value Portfolio	147	8,139	(7,992)
AB VPS International Growth Portfolio	3,953	17,489	(13,536)
Invesco V.I. Value Opportunities Fund	401,933	1,335,390	(933,457)
Invesco V.I. Core Equity Fund	77,741	317,156	(239,415)
Invesco V.I. Government Securities Fund	5,416,354	12,405,169	(6,988,815)
Invesco V.I. High Yield Fund	3,764	23,870	(20,106)
Invesco V.I. International Growth Fund	632,898	1,741,610	(1,108,712)
Invesco V.I. Mid Cap Core Equity Fund	467,746	2,207,311	(1,739,565)
Invesco V.I. Small Cap Equity Fund	55,651	188,408	(132,757)
Invesco V.I. Balanced Risk Allocation Fund	5,546	22,900	(17,354)
Invesco V.I. Diversified Dividend Fund	—	29	(29)
Invesco V.I. Government Money Market Fund	4,561,551	4,039,115	522,436
American Century VP Mid Cap Value Fund	243	2,898	(2,655)
American Funds Global Bond Fund	231,267	487,034	(255,767)
American Funds Global Growth and Income Fund	128,349	608,553	(480,204)
American Funds Asset Allocation Fund	362,237	1,427,476	(1,065,239)
American Funds Blue Chip Income and Growth Fund	1,610,672	8,970,961	(7,360,289)
American Funds Bond Fund	552,031	1,772,402	(1,220,371)
American Funds Global Growth Fund	204,369	456,538	(252,169)
American Funds Growth Fund	480,201	3,740,303	(3,260,102)
American Funds Growth-Income Fund	496,930	2,995,895	(2,498,965)
American Funds International Fund	457,534	1,298,740	(841,206)
American Funds New World Fund	58,398	280,454	(222,056)
American Funds Global Small Capitalization Fund	85,558	367,311	(281,753)
Columbia Variable Portfolio - Small Company Growth Fund	52,666	306,757	(254,091)
Wells Fargo VT Omega Growth Fund	16,371	12,126	4,245
Fidelity® VIP Growth Portfolio	10,823	20,747	(9,924)
Fidelity® VIP Contrafund® Portfolio	14,965	126,886	(111,921)
Fidelity® VIP Mid Cap Portfolio	18,297	121,328	(103,031)
Fidelity® VIP Value Strategies Portfolio	365	2,136	(1,771)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	180	2,891	(2,711)
Fidelity® VIP Strategic Income Portfolio	2,187	372	1,815
Franklin Rising Dividends VIP Fund	165,762	1,130,708	(964,946)
Franklin Income VIP Fund	342,313	2,644,376	(2,302,063)
Franklin Large Cap Growth VIP Fund	229,224	276,936	(47,712)
Franklin Global Real Estate VIP Fund	617	13,676	(13,059)
Franklin Small-Mid Cap Growth VIP Fund	84,656	467,957	(383,301)
Franklin Small Cap Value VIP Fund	47,957	146,125	(98,168)
Franklin Strategic Income VIP Fund	244,659	1,043,435	(798,776)
Franklin Mutual Shares VIP Fund	210,893	1,494,057	(1,283,164)
Templeton Developing Markets VIP Fund	46,423	183,320	(136,897)
Templeton Foreign VIP Fund	343,361	678,247	(334,886)
Templeton Growth VIP Fund	145,886	1,046,221	(900,335)
Franklin Mutual Global Discovery VIP Fund	57,031	364,346	(307,315)
Franklin Flex Cap Growth VIP Fund	140,499	163,437	(22,938)
Templeton Global Bond VIP Fund	64,712	199,724	(135,012)
Hartford Balanced HLS Fund	195,334	816,097	(620,763)
Hartford Total Return Bond HLS Fund	969,000	2,971,484	(2,002,484)
Hartford Capital Appreciation HLS Fund	265,934	1,770,541	(1,504,607)
Hartford Dividend and Growth HLS Fund	168,430	1,164,517	(996,087)
Hartford Healthcare HLS Fund	51	3,225	(3,174)
Hartford Global Growth HLS Fund	34,473	55,824	(21,351)
Hartford Disciplined Equity HLS Fund	9,423	154,334	(144,911)
Hartford Growth Opportunities HLS Fund	32,488	283,581	(251,093)
Hartford High Yield HLS Fund	17,647	84,757	(67,110)
Hartford International Opportunities HLS Fund	85,376	191,259	(105,883)
Hartford MidCap Growth HLS Fund+	5,607	13,581	(7,974)
Hartford MidCap HLS Fund	125	18,124	(17,999)
Hartford MidCap Value HLS Fund	1,467	2,405	(938)
Hartford Ultrashort Bond HLS Fund	7,351,045	12,007,210	(4,656,165)
Hartford Small Company HLS Fund	30,523	117,238	(86,715)
Hartford SmallCap Growth HLS Fund	6,478	9,871	(3,393)
Hartford Stock HLS Fund	18,810	482,707	(463,897)
Hartford U.S. Government Securities HLS Fund	52,748	184,628	(131,880)
Hartford Value HLS Fund	2,100	13,498	(11,398)
Rational Trend Aggregation VA Fund+	24,117	125,933	(101,816)
Rational Insider Buying VA Fund	16,835	218,247	(201,412)
Lord Abbett Fundamental Equity Fund	5,699	10,268	(4,569)
Lord Abbett Calibrated Dividend Growth Fund	30,205	37,730	(7,525)
Lord Abbett Bond Debenture Fund	37,562	127,716	(90,154)
Lord Abbett Growth and Income Fund	367	13,321	(12,954)
MFS® Growth Fund	302,772	486,386	(183,614)
MFS® Global Equity Fund	9,553	41,321	(31,768)
MFS® Investors Trust Fund	73,628	526,896	(453,268)
MFS® Mid Cap Growth Fund	190,111	274,423	(84,312)
MFS® New Discovery Fund	95,712	299,940	(204,228)
MFS® Total Return Fund	202,147	1,071,731	(869,584)
MFS® Value Fund	126,090	469,456	(343,366)
MFS® Total Return Bond Series	387,542	1,144,129	(756,587)
MFS® Research Fund	7,887	40,567	(32,680)
MFS® High Yield Portfolio	201,595	544,214	(342,619)
BlackRock Managed Volatility V.I. Fund+	3,217,468	549,957	2,667,511
BlackRock Global Allocation V.I. Fund	254	320	(66)
BlackRock Global Opportunities V.I. Fund+	—	1,462	(1,462)
BlackRock S&P 500 Index V.I. Fund+	458,932	50,004	408,928
BlackRock Large Cap Focus Growth V.I. Fund	33	1,958	(1,925)
BlackRock Equity Dividend V.I. Fund	3,171	4,870	(1,699)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	61	(61)
Morgan Stanley VIF Growth Portfolio	65	5,888	(5,823)
Morgan Stanley VIF Mid Cap Growth Portfolio	9,724	23,170	(13,446)
Invesco V.I. American Value Fund	2,606	8,245	(5,639)
BlackRock Capital Appreciation V.I. Fund	1,817	5,472	(3,655)
Columbia Variable Portfolio - Asset Allocation Fund	1,306	62,395	(61,089)
Columbia Variable Portfolio - Dividend Opportunity Fund	13,621	70,238	(56,617)
Columbia Variable Portfolio - Income Opportunities Fund	40,475	92,165	(51,690)
Columbia Variable Portfolio - Mid Cap Growth Fund	20,862	78,869	(58,007)
Oppenheimer Capital Appreciation Fund/VA	24	6,074	(6,050)
Oppenheimer Global Fund/VA	5,593	61,642	(56,049)
Oppenheimer Main Street Fund®/VA	2,408	12,551	(10,143)
Oppenheimer Main Street Small Cap Fund/VA	8,921	37,572	(28,651)
Putnam VT Diversified Income Fund	55,327	158,294	(102,967)
Putnam VT Global Asset Allocation Fund	1,057	3,045	(1,988)
Putnam VT Growth Opportunities Fund	10,204	30,469	(20,265)
Putnam VT International Value Fund	17	375	(358)
Putnam VT International Equity Fund	476	2,034	(1,558)
Putnam VT Small Cap Value Fund	125	1,849	(1,724)
JPMorgan Insurance Trust Core Bond Portfolio	112,294	421,953	(309,659)
JPMorgan Insurance Trust U.S. Equity Portfolio	7,111	38,690	(31,579)
JPMorgan Insurance Trust Mid Cap Value Portfolio	5,489	22,489	(17,000)
Putnam VT Equity Income Fund	2	202	(200)
PIMCO All Asset Fund	22	815	(793)
PIMCO StocksPLUS® Global Portfolio	3,785	4,526	(741)
PIMCO Global Multi-Asset Managed Allocation Portfolio	—	801	(801)
Jennison 20/20 Focus Portfolio	—	611	(611)
Jennison Portfolio	2	3,141	(3,139)
Prudential Value Portfolio	1	1,042	(1,041)
Prudential SP International Growth Portfolio	—	305	(305)
ClearBridge Variable Dividend Strategy Portfolio	21	134	(113)
Western Asset Variable Global High Yield Bond Portfolio	211	306	(95)
ClearBridge Variable Large Cap Value Portfolio	2,328	4,810	(2,482)
Invesco V.I. Growth and Income Fund	1,342	11,174	(9,832)
Invesco V.I. Comstock Fund	9	646	(637)
Invesco V.I. American Franchise Fund	96,586	211,034	(114,448)
Invesco V.I. Mid Cap Growth Fund	23,710	48,912	(25,202)
Wells Fargo VT Index Asset Allocation Fund	—	64	(64)
Wells Fargo VT International Equity Fund	27,864	83,421	(55,557)
Wells Fargo VT Small Cap Growth Fund	2,519	5,587	(3,068)
Wells Fargo VT Discovery Fund	—	2	(2)
Wells Fargo VT Opportunity Fund	6,458	71,137	(64,679)
HIMCO VIT Index Fund+	5,161	165,772	(160,611)
HIMCO VIT Portfolio Diversifier Fund+	196,300	4,951,382	(4,755,082)
MFS® Core Equity Portfolio	32,439	61,060	(28,621)
MFS® Massachusetts Investors Growth Stock Portfolio	37,351	117,642	(80,291)
MFS® Research International Portfolio	71,352	190,220	(118,868)
Columbia Variable Portfolio - Large Cap Growth Fund	11,529	84,430	(72,901)
Columbia Variable Portfolio - Overseas Core Fund+	31,839	63,446	(31,607)
CTIVPSM– Loomis Sayles Growth Fund+	23,513	51,063	(27,550)

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	9,459	21,231	(11,772)
American Century VP Growth Fund	637	1,024	(387)
AB VPS Balanced Wealth Strategy Portfolio	15,777	53,933	(38,156)
AB VPS International Value Portfolio	14,790	133,747	(118,957)
AB VPS Small/Mid Cap Value Portfolio	12,194	29,279	(17,085)
AB VPS Value Portfolio	333	2,407	(2,074)
AB VPS International Growth Portfolio	12,120	22,533	(10,413)
Invesco V.I. Value Opportunities Fund	735,279	2,183,557	(1,448,278)
Invesco V.I. Core Equity Fund	59,784	321,954	(262,170)
Invesco V.I. Government Securities Fund	7,022,809	13,288,078	(6,265,269)
Invesco V.I. High Yield Fund	6,945	45,005	(38,060)
Invesco V.I. International Growth Fund	747,725	2,516,032	(1,768,307)
Invesco V.I. Mid Cap Core Equity Fund	602,569	2,440,500	(1,837,931)
Invesco V.I. Small Cap Equity Fund	71,035	220,226	(149,191)
Invesco V.I. Balanced Risk Allocation Fund	14,125	48,410	(34,285)
Invesco V.I. Diversified Dividend Fund	—	30	(30)
Invesco V.I. Government Money Market Fund	3,597,603	4,298,982	(701,379)
American Century VP Mid Cap Value Fund	742	925	(183)
American Funds Global Bond Fund	520,343	467,116	53,227
American Funds Global Growth and Income Fund	938,387	572,084	366,303
American Funds Asset Allocation Fund	1,239,051	1,223,354	15,697
American Funds Blue Chip Income and Growth Fund	2,943,908	8,543,623	(5,599,715)
American Funds Bond Fund	2,804,909	1,354,682	1,450,227
American Funds Global Growth Fund	454,233	431,273	22,960
American Funds Growth Fund	4,854,655	3,479,506	1,375,149
American Funds Growth-Income Fund	2,812,154	2,675,172	136,982
American Funds International Fund	2,965,605	1,116,645	1,848,960
American Funds New World Fund	517,602	248,789	268,813
American Funds Global Small Capitalization Fund	707,920	304,692	403,228
Columbia Variable Portfolio - Small Company Growth Fund	19,246	323,299	(304,053)
Wells Fargo VT Omega Growth Fund	97,455	226,757	(129,302)
Fidelity® VIP Growth Portfolio	10,521	34,293	(23,772)
Fidelity® VIP Contrafund® Portfolio	45,298	220,119	(174,821)
Fidelity® VIP Mid Cap Portfolio	26,992	186,287	(159,295)
Fidelity® VIP Value Strategies Portfolio	2,459	3,327	(868)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	1,190	6,284	(5,094)
Fidelity® VIP Strategic Income Portfolio	271	188	83
Franklin Rising Dividends VIP Fund	184,072	1,212,264	(1,028,192)
Franklin Income VIP Fund	393,953	3,038,244	(2,644,291)
Franklin Large Cap Growth VIP Fund	121,835	285,280	(163,445)
Franklin Global Real Estate VIP Fund	1,272	5,993	(4,721)
Franklin Small-Mid Cap Growth VIP Fund	137,179	489,305	(352,126)
Franklin Small Cap Value VIP Fund	78,953	287,765	(208,812)
Franklin Strategic Income VIP Fund	337,180	870,004	(532,824)
Franklin Mutual Shares VIP Fund	240,059	1,643,478	(1,403,419)
Templeton Developing Markets VIP Fund	124,803	225,443	(100,640)
Templeton Foreign VIP Fund	173,583	930,162	(756,579)
Templeton Growth VIP Fund	163,353	1,244,613	(1,081,260)
Franklin Mutual Global Discovery VIP Fund	95,207	368,545	(273,338)
Franklin Flex Cap Growth VIP Fund	37,312	117,312	(80,000)
Templeton Global Bond VIP Fund	72,701	191,662	(118,961)
Hartford Balanced HLS Fund	157,764	693,590	(535,826)
Hartford Total Return Bond HLS Fund	1,130,289	2,641,798	(1,511,509)
Hartford Capital Appreciation HLS Fund	130,570	1,996,485	(1,865,915)
Hartford Dividend and Growth HLS Fund	120,322	1,529,211	(1,408,889)
Hartford Healthcare HLS Fund	55	6,514	(6,459)
Hartford Global Growth HLS Fund	9,314	68,942	(59,628)
Hartford Disciplined Equity HLS Fund	33,532	117,218	(83,686)
Hartford Growth Opportunities HLS Fund	53,612	338,608	(284,996)
Hartford High Yield HLS Fund	40,691	103,593	(62,902)
Hartford International Opportunities HLS Fund	87,819	192,323	(104,504)
Hartford Small/Mid Cap Equity HLS Fund	5,675	34,207	(28,532)
Hartford MidCap HLS Fund	143	5,979	(5,836)
Hartford MidCap Value HLS Fund	1,951	9,185	(7,234)
Hartford Ultrashort Bond HLS Fund	5,320,370	12,266,545	(6,946,175)
Hartford Small Company HLS Fund	11,840	95,755	(83,915)
Hartford SmallCap Growth HLS Fund	18,732	12,712	6,020
Hartford Stock HLS Fund	43,740	461,020	(417,280)
Hartford U.S. Government Securities HLS Fund	56,996	84,789	(27,793)
Hartford Value HLS Fund	4,918	23,083	(18,165)
Rational Dividend Capture VA Fund	33,655	95,179	(61,524)
Rational Insider Buying VA Fund	9,282	277,061	(267,779)
Lord Abbett Fundamental Equity Fund	3,343	12,594	(9,251)
Lord Abbett Calibrated Dividend Growth Fund	4,807	42,275	(37,468)
Lord Abbett Bond Debenture Fund	60,048	78,599	(18,551)
Lord Abbett Growth and Income Fund	1,932	25,385	(23,453)
MFS® Growth Fund	208,324	575,478	(367,154)
MFS® Global Equity Fund	33,077	52,561	(19,484)
MFS® Investors Trust Fund	91,447	605,772	(514,325)
MFS® Mid Cap Growth Fund	119,966	349,143	(229,177)
MFS® New Discovery Fund	53,192	300,321	(247,129)
MFS® Total Return Fund	242,256	1,464,483	(1,222,227)
MFS® Value Fund	168,210	586,361	(418,151)
MFS® Total Return Bond Series	616,382	1,066,167	(449,785)
MFS® Research Fund	34,044	46,297	(12,253)
MFS® High Yield Portfolio	360,161	604,123	(243,962)
BlackRock Global Allocation V.I. Fund	828	268	560
BlackRock Global Opportunities V.I. Fund	—	676	(676)
BlackRock Large Cap Focus Growth V.I. Fund	—	8,400	(8,400)
BlackRock Equity Dividend V.I. Fund	1,918	8,000	(6,082)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	—	62	(62)
Morgan Stanley VIF Growth Portfolio	373	3,646	(3,273)
Morgan Stanley VIF Mid Cap Growth Portfolio	7,538	22,849	(15,311)
Invesco V.I. American Value Fund	17,659	13,714	3,945
BlackRock Capital Appreciation V.I. Fund	603	10,605	(10,002)
Columbia Variable Portfolio - Asset Allocation Fund	37,254	167,841	(130,587)
Columbia Variable Portfolio - Dividend Opportunity Fund	17,474	95,674	(78,200)
Columbia Variable Portfolio - Income Opportunities Fund	23,209	88,658	(65,449)
Columbia Variable Portfolio - Mid Cap Growth Fund	8,977	71,935	(62,958)
Oppenheimer Capital Appreciation Fund/VA	680	11,952	(11,272)
Oppenheimer Global Fund/VA	16,339	48,188	(31,849)
Oppenheimer Main Street Fund®/VA	25,194	44,419	(19,225)
Oppenheimer Main Street Small Cap Fund/VA	7,582	51,334	(43,752)
Putnam VT Diversified Income Fund	47,394	156,311	(108,917)
Putnam VT Global Asset Allocation Fund	8,980	19,169	(10,189)
Putnam VT Growth Opportunities Fund	8,304	51,161	(42,857)
Putnam VT International Value Fund	46	10,622	(10,576)
Putnam VT International Equity Fund	3,557	7,477	(3,920)
Putnam VT Small Cap Value Fund	7,682	8,846	(1,164)
JPMorgan Insurance Trust Core Bond Portfolio	160,220	416,257	(256,037)
JPMorgan Insurance Trust U.S. Equity Portfolio	5,394	45,909	(40,515)
JPMorgan Insurance Trust Mid Cap Value Portfolio	12,762	40,606	(27,844)
Putnam VT Equity Income Fund	—	170	(170)
PIMCO All Asset Fund	4	365	(361)
PIMCO StocksPLUS Global Portfolio	19	9,594	(9,575)
PIMCO Global Multi-Asset Managed Allocation Portfolio	4,211	1,382	2,829
Jennison 20/20 Focus Fund	—	4,016	(4,016)
Jennison Fund	2	1,965	(1,963)
Prudential Value Portfolio	—	15,323	(15,323)
Prudential SP International Growth Portfolio	—	4,867	(4,867)
ClearBridge Variable Dividend Strategy Portfolio	28	38	(10)
Western Asset Variable Global High Yield Bond Portfolio	229	609	(380)
ClearBridge Variable Large Cap Value Portfolio	2,466	35,239	(32,773)
Invesco V.I. Growth and Income Fund	4,511	21,268	(16,757)
Invesco V.I. Comstock Fund	2,970	3,748	(778)
Invesco V.I. American Franchise Fund	118,960	215,231	(96,271)
Invesco V.I. Mid Cap Growth Fund	52,793	79,837	(27,044)
Wells Fargo VT Index Asset Allocation Fund	4	60	(56)
Wells Fargo VT International Equity Fund	37,644	153,752	(116,108)
Wells Fargo VT Small Cap Growth Fund	3,432	9,324	(5,892)
Wells Fargo VT Discovery Fund	—	2	(2)
Wells Fargo VT Opportunity Fund	4,363	82,256	(77,893)
HIMCO VIT Index Fund	11,601	50,802	(39,201)
HIMCO VIT Portfolio Diversifier Fund	518,105	646,364	(128,259)
MFS® Core Equity Portfolio	23,528	69,990	(46,462)
MFS® Massachusetts Investors Growth Stock Portfolio	41,460	124,783	(83,323)
MFS® Research International Portfolio	65,746	260,317	(194,571)
Columbia Variable Portfolio - Large Cap Growth Fund	12,710	76,171	(63,461)
Columbia Variable Portfolio - Select International Equity Fund	14,598	78,675	(64,077)
Variable Portfolio - Loomis Sayles Growth Fund	9,903	54,241	(44,338)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2018. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2018	86,661	$17.187910	to	$18.508409	$1,590,679	0.50%	to	1.45%	1.49%	to	1.53%	(10.58)%	to	(9.73)%
2017	90,449	$19.222298	to	$20.503245	$1,841,868	0.50%	to	1.45%	1.50%	to	1.52%	7.01%	to	8.03%
2016	102,221	$17.962488	to	$18.978389	$1,933,623	0.50%	to	1.45%	1.26%	to	1.58%	18.55%	to	19.68%
2015	134,163	$15.152060	to	$15.857703	$2,124,718	0.50%	to	1.45%	1.97%	to	1.99%	(5.41)%	to	(4.50)%
2014	145,663	$16.018012	to	$16.605429	$2,421,509	0.50%	to	1.45%	1.38%	to	1.45%	11.27%	to	12.33%
American Century VP Growth Fund
2018	4,612	$19.751240	to	$19.751240	$91,098	0.65%	to	0.65%	0.11%	to	0.11%	(2.23)%	to	(2.23)%
2017	4,847	$20.200979	to	$20.200979	$97,907	0.65%	to	0.65%	0.63%	to	0.63%	29.38%	to	29.38%
2016	5,234	$15.613557	to	$15.613557	$81,729	0.65%	to	0.65%	—%	to	—%	3.52%	to	3.52%
2015	5,349	$15.082330	to	$15.082330	$80,675	0.65%	to	0.65%	0.32%	to	0.32%	3.87%	to	3.87%
2014	5,698	$14.519721	to	$14.519721	$82,740	0.65%	to	0.65%	0.22%	to	0.22%	10.35%	to	10.35%
AB VPS Balanced Wealth Strategy Portfolio
2018	249,313	$17.244421	to	$19.593049	$3,636,382	0.50%	to	2.70%	1.68%	to	1.69%	(8.90)%	to	(6.88)%
2017	282,012	$18.929797	to	$21.039797	$4,424,886	0.50%	to	2.70%	1.82%	to	1.82%	12.54%	to	15.05%
2016	320,168	$16.819960	to	$18.288255	$4,357,815	0.50%	to	2.70%	1.81%	to	1.82%	1.66%	to	3.92%
2015	374,626	$16.545243	to	$17.598041	$4,904,242	0.50%	to	2.70%	1.08%	to	1.98%	(1.40)%	to	0.79%
2014	429,246	$16.781011	to	$17.460347	$5,609,903	0.50%	to	2.70%	1.94%	to	2.40%	4.26%	to	6.58%
AB VPS International Value Portfolio
2018	545,951	$11.727917	to	$12.838845	$3,552,361	0.50%	to	2.70%	0.77%	to	1.09%	(25.03)%	to	(23.36)%
2017	575,458	$15.643661	to	$16.752424	$4,943,871	0.50%	to	2.70%	2.02%	to	2.24%	21.76%	to	24.47%
2016	694,415	$12.847489	to	$13.458962	$4,843,999	0.50%	to	2.70%	1.09%	to	1.16%	(3.44)%	to	(1.29)%
2015	838,191	$13.305686	to	$13.635361	$5,971,620	0.50%	to	2.70%	1.80%	to	2.31%	(0.33)%	to	1.89%
2014	943,230	$7.256387	to	$13.349315	$6,632,784	0.85%	to	2.70%	3.18%	to	3.34%	(8.95)%	to	(7.25)%
AB VPS Small/Mid Cap Value Portfolio
2018	65,725	$27.342613	to	$29.130337	$1,306,557	0.50%	to	2.75%	0.19%	to	0.23%	(17.59)%	to	(15.72)%
2017	79,290	$33.180411	to	$34.562643	$1,891,389	0.50%	to	2.75%	0.24%	to	0.25%	9.79%	to	12.29%
2016	96,375	$30.221710	to	$30.780680	$2,065,868	0.50%	to	2.75%	0.36%	to	0.36%	21.41%	to	24.17%
2015	89,305	$24.789138	to	$24.892381	$1,563,766	0.50%	to	2.75%	0.52%	to	0.52%	(8.25)%	to	(6.16)%
2014	104,471	$26.417593	to	$27.131691	$1,958,260	0.50%	to	2.75%	0.46%	to	0.47%	5.99%	to	8.40%
AB VPS Value Portfolio
2018	8,008	$11.164969	to	$12.714620	$98,590	1.25%	to	2.45%	0.61%	to	0.98%	(17.40)%	to	(16.40)%
2017	16,000	$13.516541	to	$15.208808	$238,336	1.25%	to	2.45%	1.12%	to	1.14%	10.55%	to	11.89%
2016	18,074	$12.226389	to	$13.593127	$241,028	1.25%	to	2.45%	1.45%	to	1.45%	8.60%	to	9.91%
2015	20,373	$11.258625	to	$12.367875	$247,525	1.25%	to	2.45%	1.84%	to	1.91%	(9.42)%	to	(8.32)%
2014	31,224	$12.429218	to	$13.490786	$412,812	1.25%	to	2.45%	1.12%	to	1.56%	8.09%	to	9.40%
AB VPS International Growth Portfolio
2018	45,811	$8.226871	to	$13.995949	$389,859	1.25%	to	2.70%	0.40%	to	0.40%	(19.80)%	to	(18.62)%
2017	59,347	$10.109732	to	$17.450543	$611,154	1.25%	to	2.70%	0.87%	to	0.95%	31.05%	to	32.96%
2016	69,760	$7.603435	to	$13.315844	$541,877	1.25%	to	2.70%	—%	to	—%	(9.55)%	to	(8.22)%
2015	81,034	$8.284833	to	$14.721312	$685,378	1.25%	to	2.70%	0.06%	to	0.06%	(4.78)%	to	(3.39)%
2014	92,219	$8.575540	to	$15.460592	$805,146	1.25%	to	2.70%	—%	to	—%	(4.04)%	to	(2.64)%
Invesco V.I. Value Opportunities Fund
2018	7,465,434	$1.759925	to	$20.241880	$11,258,230	0.85%	to	2.80%	0.32%	to	0.32%	(21.41)%	to	(19.86)%
2017	8,398,891	$2.196079	to	$25.756336	$15,999,970	0.85%	to	2.80%	0.40%	to	0.40%	14.20%	to	16.44%
2016	9,847,169	$1.885957	to	$22.554491	$16,246,582	0.85%	to	2.80%	0.39%	to	0.41%	15.07%	to	17.33%
2015	11,289,971	$1.607345	to	$19.600856	$16,023,213	0.85%	to	2.80%	2.56%	to	2.70%	(12.88)%	to	(11.16)%
2014	13,353,650	$1.809334	to	$22.498793	$21,512,109	0.85%	to	2.80%	1.41%	to	1.47%	3.68%	to	5.72%
Invesco V.I. Core Equity Fund
2018	1,600,888	$18.408618	to	$20.922989	$23,750,133	0.50%	to	2.75%	—%	to	0.90%	(11.85)%	to	(10.06)%
2017	1,840,303	$20.884186	to	$23.263545	$30,798,707	0.50%	to	2.75%	0.80%	to	1.04%	10.11%	to	12.31%
2016	2,102,473	$18.967298	to	$21.026178	$31,902,428	0.30%	to	2.75%	—%	to	0.79%	7.27%	to	9.69%
2015	2,557,382	$17.681405	to	$19.168832	$35,916,480	0.30%	to	2.75%	—%	to	0.93%	(8.33)%	to	(6.28)%
2014	3,037,572	$19.287606	to	$20.230349	$45,804,800	0.50%	to	2.75%	0.67%	to	1.01%	5.21%	to	7.31%
Invesco V.I. Government Securities Fund
2018	58,982,046	$1.498812	to	$9.606402	$76,929,665	0.85%	to	2.80%	2.18%	to	2.20%	(2.22)%	to	(0.29)%
2017	65,970,861	$1.503200	to	$9.824279	$87,071,468	0.85%	to	2.80%	2.10%	to	2.12%	(0.86)%	to	1.09%
2016	72,236,130	$1.486940	to	$9.909381	$95,179,434	0.85%	to	2.80%	1.89%	to	1.95%	(1.57)%	to	0.37%
2015	81,385,877	$1.481433	to	$10.067115	$107,843,967	0.85%	to	2.80%	1.40%	to	2.28%	(2.43)%	to	(0.50)%
2014	103,274,459	$1.488940	to	$10.317394	$139,060,173	0.85%	to	2.80%	3.16%	to	3.23%	1.26%	to	3.26%
Invesco V.I. High Yield Fund
2018	107,123	$2.002661	to	$19.825577	$263,896	1.70%	to	2.75%	5.07%	to	5.30%	(5.97)%	to	(4.98)%
2017	127,229	$2.107655	to	$21.085280	$508,937	1.70%	to	2.75%	3.98%	to	4.07%	3.42%	to	4.51%
2016	165,289	$2.016745	to	$20.388679	$580,337	1.70%	to	2.75%	4.06%	to	4.20%	8.20%	to	9.34%
2015	285,060	$1.844510	to	$18.844144	$700,922	1.70%	to	2.75%	0.31%	to	5.36%	(5.79)%	to	(4.80)%
2014	359,934	$1.937487	to	$20.003014	$926,477	1.70%	to	2.75%	4.00%	to	4.63%	(1.03)%	to	0.01%
Invesco V.I. International Growth Fund
2018	8,584,743	$16.060392	to	$17.095661	$25,800,409	0.30%	to	2.80%	—%	to	2.13%	(17.32)%	to	(15.46)%
2017	9,693,455	$19.425716	to	$20.221611	$34,441,109	0.30%	to	2.80%	—%	to	1.44%	19.61%	to	22.36%
2016	11,461,762	$16.241116	to	$16.526576	$34,208,224	0.30%	to	2.80%	—%	to	1.42%	(3.20)%	to	(0.99)%
2015	13,508,242	$16.476877	to	$16.778451	$40,865,876	0.50%	to	2.80%	1.33%	to	1.49%	(5.04)%	to	(3.10)%
2014	16,785,585	$17.192346	to	$17.669116	$51,365,321	0.30%	to	2.80%	1.38%	to	1.56%	(2.44)%	to	(0.21)%
Invesco V.I. Mid Cap Core Equity Fund
2018	10,178,122	$17.831447	to	$19.738095	$23,874,817	0.65%	to	2.80%	0.09%	to	0.51%	(13.80)%	to	(12.17)%
2017	11,917,687	$20.685989	to	$22.473592	$32,149,013	0.65%	to	2.80%	0.32%	to	0.53%	11.75%	to	13.91%
2016	13,755,618	$18.511422	to	$20.254163	$32,861,252	0.30%	to	2.80%	—%	to	0.08%	10.30%	to	12.82%
2015	15,879,793	$16.782407	to	$17.952080	$34,142,445	0.30%	to	2.80%	—%	to	0.35%	(6.68)%	to	(4.57)%
2014	19,409,413	$17.983581	to	$18.605354	$44,250,479	0.50%	to	2.80%	—%	to	0.04%	1.55%	to	3.65%
Invesco V.I. Small Cap Equity Fund
2018	800,697	$20.094666	to	$23.237086	$16,121,168	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
2017	933,454	$24.335556	to	$27.508052	$22,532,980	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
2016	1,082,645	$21.942004	to	$24.260672	$23,354,664	0.30%	to	2.80%	—%	to	—%	8.97%	to	11.50%
2015	1,275,427	$20.135646	to	$21.757791	$25,063,705	0.30%	to	2.80%	—%	to	—%	(8.13)%	to	(6.02)%
2014	1,560,844	$21.917230	to	$22.898847	$33,214,501	0.50%	to	2.80%	—%	to	—%	(0.47)%	to	1.58%
Invesco V.I. Balanced Risk Allocation Fund
2018	92,556	$11.896602	to	$13.794728	$1,187,793	0.50%	to	2.40%	1.27%	to	1.31%	(8.92)%	to	(7.18)%
2017	109,910	$13.062314	to	$14.861220	$1,531,700	0.50%	to	2.40%	3.88%	to	4.13%	7.23%	to	9.28%
2016	144,195	$12.181854	to	$13.598736	$1,847,282	0.50%	to	2.40%	0.15%	to	0.18%	8.87%	to	10.96%
2015	182,225	$11.189212	to	$12.255624	$2,128,861	0.50%	to	2.40%	3.89%	to	3.93%	(6.67)%	to	(4.88)%
2014	243,094	$11.853050	to	$12.883948	$3,014,688	0.50%	to	2.70%	—%	to	—%	2.89%	to	5.18%
Invesco V.I. Diversified Dividend Fund
2018	365	$17.405343	to	$17.405343	$6,356	1.70%	to	1.70%	2.17%	to	2.17%	(9.37)%	to	(9.37)%
2017	394	$19.204376	to	$19.204376	$7,564	1.70%	to	1.70%	1.50%	to	1.50%	6.52%	to	6.52%
2016	424	$18.028771	to	$18.028771	$7,639	1.70%	to	1.70%	1.15%	to	1.15%	12.61%	to	12.61%
2015	456	$16.010378	to	$16.010378	$7,294	1.70%	to	1.70%	1.51%	to	1.51%	0.10%	to	0.10%
2014	487	$15.994424	to	$15.994424	$7,792	1.70%	to	1.70%	1.51%	to	1.51%	10.64%	to	10.64%
Invesco V.I. Government Money Market Fund
2018	5,792,357	$8.769400	to	$9.999989	$53,661,271	0.30%	to	2.75%	1.28%	to	1.42%	(1.20)%	to	0.99%
2017	5,269,921	$8.876326	to	$9.901669	$49,089,284	0.30%	to	2.75%	0.30%	to	0.64%	(2.16)%	to	0.01%
2016	5,971,300	$9.072730	to	$9.900264	$56,196,085	0.30%	to	2.75%	0.02%	to	0.09%	(2.62)%	to	(0.27)%
2015	5,557,239	$9.328886	to	$9.875737	$53,237,584	0.50%	to	2.70%	0.01%	to	0.01%	(2.65)%	to	(0.49)%
2014	6,011,140	$9.575557	to	$9.924169	$58,575,866	0.50%	to	2.75%	0.01%	to	0.01%	(2.70)%	to	(0.49)%
American Century VP Mid Cap Value Fund
2018	4,189	$17.964559	to	$19.367050	$79,971	0.50%	to	1.45%	1.10%	to	1.26%	(14.22)%	to	(13.40)%
2017	6,844	$20.941448	to	$22.362747	$151,362	0.50%	to	1.45%	1.40%	to	1.40%	9.86%	to	10.91%
2016	7,027	$19.061376	to	$20.162741	$140,836	0.50%	to	1.45%	1.55%	to	1.57%	20.95%	to	22.11%
2015	7,844	$15.759549	to	$16.512615	$128,925	0.50%	to	1.45%	1.50%	to	1.51%	(3.00)%	to	(2.07)%
2014	7,251	$16.246439	to	$16.861730	$121,938	0.50%	to	1.45%	1.04%	to	1.04%	14.57%	to	15.66%
American Funds Global Bond Fund
2018	1,843,572	$9.788153	to	$10.668221	$21,965,227	0.50%	to	2.75%	1.73%	to	1.95%	(4.01)%	to	(2.10)%
2017	2,099,339	$9.998043	to	$11.113629	$25,833,116	0.50%	to	2.75%	0.36%	to	0.42%	(0.02)%	to	3.96%
2016	2,046,112	$10.690698	to	$13.232531	$24,561,109	0.85%	to	2.75%	0.55%	to	0.56%	(0.07)%	to	1.85%
2015	2,367,140	$10.698377	to	$12.992812	$28,150,075	0.85%	to	2.75%	0.06%	to	0.06%	(6.67)%	to	(4.88)%
2014	3,130,737	$11.462756	to	$13.659029	$39,592,692	0.85%	to	2.75%	0.97%	to	1.39%	(1.36)%	to	0.53%
American Funds Global Growth and Income Fund
2018	2,666,657	$9.567445	to	$21.759494	$38,499,132	0.50%	to	2.80%	0.22%	to	1.48%	(12.13)%	to	(10.34)%
2017	3,146,861	$10.670657	to	$24.762218	$51,339,431	0.50%	to	2.80%	1.83%	to	2.10%	6.71%	to	22.59%
2016	2,780,558	$15.982931	to	$20.199758	$40,552,639	0.85%	to	2.80%	1.79%	to	1.85%	4.38%	to	6.44%
2015	3,275,195	$15.016349	to	$19.351769	$45,245,756	0.85%	to	2.80%	1.74%	to	1.93%	(4.07)%	to	(2.18)%
2014	4,010,516	$15.350420	to	$20.172002	$57,173,603	0.85%	to	2.80%	3.12%	to	3.55%	2.72%	to	4.75%
American Funds Asset Allocation Fund
2018	6,425,392	$9.914185	to	$20.443889	$128,179,835	0.50%	to	2.80%	1.36%	to	1.45%	(7.24)%	to	(5.31)%
2017	7,490,631	$10.469884	to	$22.139871	$159,190,876	0.50%	to	2.75%	1.06%	to	1.67%	4.70%	to	13.08%
2016	7,474,934	$19.579122	to	$24.149417	$148,582,358	0.85%	to	2.75%	1.52%	to	1.60%	6.44%	to	8.48%
2015	8,515,745	$18.394082	to	$22.260837	$157,779,281	0.85%	to	2.75%	1.30%	to	1.75%	(1.35)%	to	0.54%
2014	10,326,749	$18.646081	to	$22.141052	$192,713,621	0.85%	to	2.75%	1.46%	to	1.92%	2.54%	to	4.50%
American Funds Blue Chip Income and Growth Fund
2018	32,461,292	$9.920577	to	$24.120341	$64,983,677	0.30%	to	2.75%	—%	to	1.78%	(11.14)%	to	(9.19)%
2017	39,821,581	$10.915463	to	$27.019907	$89,031,387	0.50%	to	2.80%	0.33%	to	1.53%	9.15%	to	13.81%
2016	45,421,296	$2.104686	to	$23.741193	$84,142,065	0.85%	to	2.80%	1.93%	to	1.99%	15.42%	to	17.70%
2015	49,103,056	$1.788240	to	$20.568725	$78,142,230	0.85%	to	2.80%	1.53%	to	1.79%	(5.61)%	to	(3.75)%
2014	60,912,481	$1.857941	to	$21.857895	$101,517,836	0.85%	to	2.75%	2.78%	to	2.96%	12.23%	to	14.38%
American Funds Bond Fund
2018	8,278,849	$9.891325	to	$11.529400	$116,160,829	0.50%	to	2.75%	2.34%	to	2.39%	(3.41)%	to	(1.38)%
2017	9,499,220	$10.029764	to	$11.935949	$136,569,462	0.50%	to	2.75%	1.43%	to	1.87%	0.30%	to	0.85%
2016	8,048,993	$11.835007	to	$17.669273	$123,541,317	0.85%	to	2.75%	1.66%	to	1.69%	0.15%	to	2.07%
2015	9,383,611	$11.817054	to	$17.310440	$142,174,433	0.85%	to	2.75%	1.59%	to	1.88%	(2.45)%	to	(0.57)%
2014	11,634,548	$12.113335	to	$17.410454	$178,617,269	0.85%	to	2.75%	1.80%	to	2.03%	2.42%	to	4.39%
American Funds Global Growth Fund
2018	1,882,834	$9.654189	to	$24.210580	$42,017,302	0.50%	to	2.80%	0.08%	to	0.51%	(11.56)%	to	(9.69)%
2017	2,135,003	$10.690165	to	$27.374033	$52,725,970	0.50%	to	2.80%	0.48%	to	0.63%	6.90%	to	27.84%
2016	2,112,043	$21.412322	to	$26.031439	$43,944,517	0.85%	to	2.80%	0.89%	to	0.90%	(2.16)%	to	(0.23)%
2015	2,627,979	$21.884394	to	$26.091635	$55,461,338	0.85%	to	2.80%	0.78%	to	0.91%	3.98%	to	6.03%
2014	2,924,223	$21.110174	to	$24.607358	$58,852,611	0.85%	to	2.75%	1.01%	to	1.08%	(0.46)%	to	1.45%
American Funds Growth Fund
2018	17,125,728	$10.640480	to	$30.792652	$373,187,840	0.30%	to	2.80%	—%	to	0.40%	(3.00)%	to	(0.80)%
2017	20,385,830	$10.726522	to	$31.745880	$447,865,308	0.30%	to	2.80%	0.24%	to	0.53%	7.27%	to	24.75%
2016	19,010,681	$25.447295	to	$26.911796	$375,951,324	0.85%	to	2.80%	0.77%	to	0.77%	6.47%	to	8.56%
2015	22,437,783	$23.902017	to	$24.789585	$412,477,546	0.85%	to	2.80%	0.58%	to	0.62%	3.91%	to	5.95%
2014	27,579,415	$23.003194	to	$23.396621	$483,527,481	0.85%	to	2.80%	0.77%	to	0.80%	5.51%	to	7.59%
American Funds Growth-Income Fund
2018	13,279,628	$10.547662	to	$26.287348	$304,182,757	0.50%	to	2.80%	1.01%	to	1.28%	(4.50)%	to	(2.55)%
2017	15,778,593	$10.823191	to	$27.525937	$372,003,192	0.50%	to	2.80%	1.02%	to	1.40%	8.23%	to	19.00%
2016	15,641,611	$23.130093	to	$26.765509	$337,129,140	0.85%	to	2.80%	1.47%	to	1.47%	8.44%	to	10.58%
2015	18,478,884	$21.329406	to	$24.205306	$363,762,709	0.85%	to	2.80%	1.29%	to	1.34%	(1.35)%	to	0.60%
2014	22,806,694	$21.620632	to	$24.061873	$451,289,950	0.85%	to	2.80%	1.21%	to	1.29%	7.58%	to	9.70%
American Funds International Fund
2018	6,043,878	$9.255268	to	$17.085804	$83,257,211	0.30%	to	2.75%	—%	to	1.78%	(15.49)%	to	(13.67)%
2017	6,885,084	$10.720462	to	$20.217781	$110,844,370	0.30%	to	2.75%	0.92%	to	1.38%	7.20%	to	28.56%
2016	5,036,124	$15.725893	to	$18.277357	$75,344,612	0.85%	to	2.75%	1.37%	to	1.40%	0.72%	to	2.66%
2015	5,871,064	$15.612853	to	$17.804513	$86,358,475	0.85%	to	2.75%	1.41%	to	1.51%	(7.12)%	to	(5.33)%
2014	7,146,466	$16.809166	to	$18.807754	$112,288,213	0.85%	to	2.75%	0.96%	to	1.40%	(5.29)%	to	(3.48)%
American Funds New World Fund
2018	1,191,923	$9.301084	to	$16.577745	$25,917,418	0.30%	to	2.75%	—%	to	0.82%	(16.37)%	to	(14.51)%
2017	1,413,979	$10.879165	to	$19.823120	$36,479,742	0.30%	to	2.75%	0.61%	to	0.95%	8.79%	to	25.94%
2016	1,145,166	$15.740655	to	$30.807302	$28,455,125	0.85%	to	2.75%	0.75%	to	0.76%	2.40%	to	4.37%
2015	1,334,259	$15.371349	to	$29.518402	$32,198,956	0.85%	to	2.75%	0.54%	to	0.56%	(5.77)%	to	(3.96)%
2014	1,699,674	$16.313049	to	$30.736786	$43,223,699	0.85%	to	2.75%	0.88%	to	0.89%	(10.37)%	to	(8.65)%
American Funds Global Small Capitalization Fund
2018	1,568,362	$9.694514	to	$22.793980	$29,761,969	0.30%	to	2.80%	—%	to	0.04%	(13.02)%	to	(11.07)%
2017	1,850,115	$10.901655	to	$26.205876	$39,665,965	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
2016	1,446,887	$21.406541	to	$26.421449	$31,146,908	0.85%	to	2.80%	0.24%	to	0.24%	(0.72)%	to	1.23%
2015	1,736,645	$21.561959	to	$26.099351	$37,224,562	0.85%	to	2.80%	—%	to	—%	(2.50)%	to	(0.58)%
2014	2,095,226	$22.183189	to	$26.252305	$45,635,913	0.85%	to	2.75%	0.11%	to	0.11%	(0.65)%	to	1.26%
Columbia Variable Portfolio - Small Company Growth Fund
2018	1,296,619	$2.259761	to	$27.037123	$3,967,091	1.70%	to	2.80%	—%	to	—%	(4.47)%	to	(3.41)%
2017	1,550,710	$2.339489	to	$28.300855	$4,816,533	1.70%	to	2.80%	—%	to	—%	25.68%	to	27.07%
2016	1,854,763	$1.841082	to	$22.517686	$4,334,457	1.70%	to	2.80%	—%	to	—%	9.63%	to	10.84%
2015	2,111,620	$1.660979	to	$20.539478	$4,404,444	1.70%	to	2.80%	—%	to	—%	0.96%	to	2.07%
2014	2,612,599	$1.627215	to	$20.344567	$5,125,430	1.70%	to	2.80%	—%	to	—%	(7.27)%	to	(6.25)%
Wells Fargo VT Omega Growth Fund
2018	285,144	$28.485826	to	$32.268741	$624,244	1.25%	to	2.75%	—%	to	—%	(2.21)%	to	(0.73)%
2017	280,899	$28.695211	to	$32.997419	$592,593	1.25%	to	2.75%	0.23%	to	0.24%	31.29%	to	33.28%
2016	410,201	$21.530599	to	$25.132315	$658,776	1.25%	to	2.75%	—%	to	—%	(1.97)%	to	(0.49)%
2015	535,224	$21.635741	to	$25.636925	$866,603	1.25%	to	2.75%	—%	to	—%	(1.14)%	to	0.36%
2014	571,930	$21.558414	to	$25.931447	$933,625	1.25%	to	2.75%	—%	to	—%	1.26%	to	2.79%
Fidelity® VIP Growth Portfolio
2018	76,631	$20.426792	to	$30.361627	$1,587,770	1.25%	to	2.70%	0.01%	to	0.04%	(3.09)%	to	(1.67)%
2017	86,555	$20.773564	to	$31.328356	$1,814,724	1.25%	to	2.70%	—%	to	0.08%	31.23%	to	33.14%
2016	110,327	$15.602567	to	$23.873316	$1,750,447	1.25%	to	2.70%	—%	to	—%	(2.13)%	to	(0.70)%
2015	112,585	$15.712413	to	$24.392581	$1,819,855	1.25%	to	2.70%	0.03%	to	0.03%	4.06%	to	5.58%
2014	142,057	$14.882518	to	$23.874181	$2,099,970	1.25%	to	2.40%	—%	to	—%	8.38%	to	9.63%
Fidelity® VIP Contrafund® Portfolio
2018	613,365	$24.905161	to	$28.186566	$11,651,008	0.50%	to	2.75%	0.44%	to	0.44%	(9.17)%	to	(7.11)%
2017	725,286	$27.420725	to	$30.342536	$14,891,376	0.50%	to	2.75%	0.76%	to	0.78%	18.29%	to	20.98%
2016	900,107	$23.180801	to	$25.080544	$15,545,759	0.50%	to	2.75%	0.56%	to	0.63%	4.81%	to	7.19%
2015	1,148,684	$22.117416	to	$23.397616	$18,538,795	0.50%	to	2.75%	0.80%	to	0.82%	(2.31)%	to	(0.09)%
2014	1,393,601	$22.640127	to	$23.417586	$22,723,243	0.50%	to	2.75%	0.73%	to	0.84%	8.63%	to	11.10%
Fidelity® VIP Mid Cap Portfolio
2018	516,301	$23.953677	to	$24.931094	$8,816,633	0.50%	to	2.70%	0.40%	to	0.40%	(17.04)%	to	(15.20)%
2017	619,332	$28.875414	to	$29.398935	$12,575,578	0.50%	to	2.70%	0.48%	to	0.49%	17.33%	to	19.94%
2016	778,627	$24.512368	to	$24.611032	$13,298,984	0.50%	to	2.70%	0.32%	to	0.32%	8.94%	to	11.36%
2015	938,115	$22.010852	to	$22.591009	$14,496,070	0.50%	to	2.70%	0.24%	to	0.26%	(4.25)%	to	(2.12)%
2014	1,096,983	$22.487394	to	$23.593679	$17,404,971	0.50%	to	2.70%	0.02%	to	0.02%	3.21%	to	5.50%
Fidelity® VIP Value Strategies Portfolio
2018	29,836	$15.614159	to	$26.973639	$507,059	1.25%	to	2.75%	0.69%	to	0.71%	(19.74)%	to	(18.52)%
2017	31,607	$19.164009	to	$33.606969	$656,856	1.25%	to	2.75%	1.24%	to	1.30%	15.86%	to	17.61%
2016	32,475	$16.295090	to	$29.007446	$581,883	1.25%	to	2.75%	0.82%	to	0.93%	6.31%	to	7.91%
2015	41,242	$15.099990	to	$27.286308	$657,526	1.25%	to	2.75%	0.86%	to	0.88%	(5.82)%	to	(4.39)%
2014	48,293	$15.793821	to	$28.971599	$807,560	1.25%	to	2.75%	0.70%	to	0.80%	3.62%	to	5.19%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2018	9,963	$20.000688	to	$29.376711	$203,995	1.25%	to	2.40%	0.33%	to	0.33%	(7.42)%	to	(6.35)%
2017	12,674	$21.356064	to	$31.730615	$274,613	1.25%	to	2.40%	0.44%	to	0.47%	20.57%	to	21.97%
2016	17,768	$17.509591	to	$26.316250	$337,303	1.25%	to	2.40%	0.81%	to	1.08%	0.22%	to	1.38%
2015	21,840	$17.270582	to	$26.257268	$388,822	1.25%	to	2.40%	0.51%	to	0.99%	(1.37)%	to	(0.23)%
2014	33,313	$17.310494	to	$26.622433	$560,600	1.25%	to	2.40%	0.23%	to	0.24%	8.04%	to	9.28%
Fidelity® VIP Strategic Income Portfolio
2018	9,288	$15.268699	to	$15.487927	$142,790	0.50%	to	0.65%	3.45%	to	5.18%	(3.45)%	to	(3.31)%
2017	7,473	$15.814675	to	$16.017684	$118,687	0.50%	to	0.65%	2.95%	to	3.05%	6.85%	to	7.01%
2016	7,390	$11.555892	to	$14.968580	$109,810	0.50%	to	1.45%	—%	to	3.40%	6.46%	to	7.48%
2015	9,535	$10.854415	to	$13.927036	$126,048	0.50%	to	1.45%	2.57%	to	2.61%	(3.35)%	to	(2.42)%
2014	9,676	$11.230376	to	$14.273150	$131,512	0.50%	to	1.45%	2.85%	to	2.87%	1.89%	to	2.86%
Franklin Rising Dividends VIP Fund
2018	4,770,925	$23.820835	to	$28.847348	$127,442,610	0.50%	to	2.80%	1.21%	to	1.39%	(7.70)%	to	(5.64)%
2017	5,735,871	$25.807302	to	$30.570925	$164,155,125	0.50%	to	2.80%	1.48%	to	1.53%	17.23%	to	19.80%
2016	6,764,063	$22.014024	to	$25.517537	$163,348,929	0.50%	to	2.80%	1.35%	to	1.37%	12.84%	to	15.36%
2015	7,759,455	$19.509293	to	$22.120594	$164,590,602	0.50%	to	2.80%	1.42%	to	1.62%	(6.31)%	to	(4.23)%
2014	9,679,042	$20.822970	to	$23.097903	$217,207,566	0.50%	to	2.80%	1.29%	to	1.32%	5.72%	to	8.08%
Franklin Income VIP Fund
2018	13,073,892	$18.876011	to	$19.538448	$266,727,783	0.50%	to	2.80%	4.64%	to	4.79%	(6.95)%	to	(4.89)%
2017	15,375,955	$20.285231	to	$20.543598	$333,343,316	0.50%	to	2.80%	3.86%	to	4.09%	6.65%	to	9.00%
2016	18,020,246	$18.846757	to	$19.021188	$362,542,937	0.50%	to	2.80%	4.81%	to	4.99%	10.88%	to	13.30%
2015	21,626,662	$16.634234	to	$17.155407	$388,173,394	0.50%	to	2.80%	4.52%	to	4.62%	(9.62)%	to	(7.61)%
2014	26,930,252	$18.004152	to	$18.981745	$531,422,802	0.50%	to	2.80%	4.69%	to	4.86%	1.73%	to	4.00%
Franklin Large Cap Growth VIP Fund
2018	1,097,676	$21.660712	to	$23.275572	$21,764,487	1.35%	to	2.80%	—%	to	—%	(4.19)%	to	(2.79)%
2017	1,145,388	$22.282173	to	$24.293354	$23,627,681	1.35%	to	2.80%	0.62%	to	0.62%	24.57%	to	26.39%
2016	1,308,833	$17.629724	to	$19.501475	$21,434,368	1.35%	to	2.80%	—%	to	—%	(4.50)%	to	(3.11)%
2015	1,633,041	$18.195479	to	$20.421344	$27,760,346	1.35%	to	2.80%	—%	to	0.27%	2.71%	to	4.21%
2014	1,930,654	$17.460819	to	$19.943740	$31,676,912	1.35%	to	2.75%	1.01%	to	1.09%	9.41%	to	10.95%
Franklin Global Real Estate VIP Fund
2018	19,963	$17.835379	to	$23.258150	$446,824	1.40%	to	2.40%	2.61%	to	2.64%	(8.99)%	to	(8.07)%
2017	33,022	$19.596544	to	$25.300343	$811,965	1.40%	to	2.40%	3.02%	to	3.13%	7.85%	to	8.94%
2016	37,743	$18.169348	to	$23.224410	$855,299	1.40%	to	2.40%	1.22%	to	1.23%	(1.84)%	to	(0.86)%
2015	37,567	$18.510266	to	$23.424914	$857,471	1.40%	to	2.40%	3.07%	to	3.24%	(1.81)%	to	(0.83)%
2014	48,438	$18.852137	to	$23.620092	$1,114,608	1.40%	to	2.40%	0.44%	to	0.46%	12.28%	to	13.41%
Franklin Small-Mid Cap Growth VIP Fund
2018	2,169,200	$25.395749	to	$27.592165	$37,729,713	0.50%	to	2.80%	—%	to	—%	(7.99)%	to	(5.93)%
2017	2,552,501	$27.599807	to	$29.331498	$47,720,881	0.50%	to	2.80%	—%	to	—%	18.05%	to	20.70%
2016	2,904,627	$23.380067	to	$24.301278	$45,772,218	0.50%	to	2.80%	—%	to	—%	1.29%	to	3.52%
2015	3,367,710	$23.081525	to	$23.475745	$52,059,671	0.50%	to	2.80%	—%	to	—%	(5.35)%	to	(3.25)%
2014	4,136,936	$22.406751	to	$24.385128	$67,441,297	0.85%	to	2.80%	—%	to	—%	4.50%	to	6.56%
Franklin Small Cap Value VIP Fund
2018	546,663	$24.259372	to	$27.764714	$8,848,698	0.30%	to	2.75%	—%	to	0.76%	(15.24)%	to	(13.27)%
2017	644,831	$28.621801	to	$32.012289	$12,167,564	0.30%	to	2.75%	—%	to	0.52%	7.65%	to	10.23%
2016	853,643	$26.587670	to	$29.040831	$14,743,972	0.30%	to	2.75%	—%	to	0.78%	26.66%	to	29.73%
2015	876,888	$20.991766	to	$22.385491	$11,919,792	0.30%	to	2.75%	—%	to	0.69%	(9.90)%	to	(7.80)%
2014	1,107,452	$23.298291	to	$24.012610	$16,455,234	0.50%	to	2.75%	0.48%	to	0.66%	(2.16)%	to	(0.02)%
Franklin Strategic Income VIP Fund
2018	4,326,888	$14.647895	to	$15.115649	$82,090,246	0.50%	to	2.80%	2.49%	to	2.85%	(4.62)%	to	(2.72)%
2017	5,125,664	$15.357547	to	$15.538835	$100,756,200	0.50%	to	2.80%	2.70%	to	3.01%	1.85%	to	3.94%
2016	5,658,488	$14.949678	to	$15.079310	$108,493,198	0.50%	to	2.80%	3.24%	to	3.63%	5.26%	to	7.33%
2015	6,821,524	$13.929325	to	$14.325250	$122,914,593	0.50%	to	2.80%	6.30%	to	6.57%	(6.28)%	to	(4.45)%
2014	8,389,084	$14.578740	to	$15.285334	$161,317,982	0.50%	to	2.80%	5.79%	to	5.93%	(0.70)%	to	1.25%
Franklin Mutual Shares VIP Fund
2018	7,043,451	$18.464947	to	$21.751800	$143,040,128	0.30%	to	2.80%	—%	to	2.62%	(11.58)%	to	(9.43)%
2017	8,326,615	$20.882885	to	$24.016641	$189,034,255	0.30%	to	2.80%	—%	to	2.27%	5.36%	to	7.93%
2016	9,730,034	$19.821188	to	$22.252692	$207,416,296	0.30%	to	2.80%	—%	to	1.99%	12.85%	to	15.59%
2015	11,800,382	$17.563602	to	$19.250716	$219,877,316	0.30%	to	2.80%	—%	to	3.08%	(7.56)%	to	(5.33)%
2014	14,365,304	$19.000464	to	$20.112965	$287,959,094	0.50%	to	2.80%	1.82%	to	1.99%	4.16%	to	6.51%
Templeton Developing Markets VIP Fund
2018	682,583	$15.888264	to	$26.613105	$12,628,901	0.85%	to	2.75%	1.13%	to	1.13%	(17.74)%	to	(16.16)%
2017	819,480	$19.314424	to	$31.742262	$18,327,910	0.85%	to	2.75%	1.11%	to	1.22%	36.84%	to	39.46%
2016	920,120	$14.114481	to	$22.760523	$14,913,656	0.85%	to	2.75%	1.11%	to	1.14%	14.60%	to	16.80%
2015	1,065,421	$12.316326	to	$19.487393	$14,902,292	0.85%	to	2.75%	1.36%	to	2.40%	(21.61)%	to	(20.11)%
2014	1,327,897	$15.711905	to	$24.391339	$23,637,941	0.85%	to	2.75%	1.80%	to	1.97%	(10.58)%	to	(8.87)%
Templeton Foreign VIP Fund
2018	3,879,338	$13.785709	to	$14.956769	$48,366,811	0.30%	to	2.75%	—%	to	2.67%	(17.74)%	to	(15.79)%
2017	4,214,224	$16.758176	to	$17.761339	$63,148,606	0.30%	to	2.75%	—%	to	2.59%	13.53%	to	16.27%
2016	4,970,803	$14.761174	to	$15.275854	$64,936,858	0.30%	to	2.75%	—%	to	1.91%	4.27%	to	6.77%
2015	5,725,507	$14.122314	to	$14.156956	$71,098,235	0.50%	to	2.75%	3.06%	to	3.35%	(9.03)%	to	(7.11)%
2014	6,427,949	$15.372277	to	$15.562315	$87,143,294	0.30%	to	2.75%	—%	to	1.77%	(13.54)%	to	(11.49)%
Templeton Growth VIP Fund
2018	5,113,607	$16.822841	to	$18.688430	$78,065,371	0.50%	to	2.75%	1.83%	to	1.84%	(17.16)%	to	(15.31)%
2017	6,013,942	$20.307880	to	$22.065681	$109,641,328	0.50%	to	2.75%	1.44%	to	1.64%	15.29%	to	17.79%
2016	7,095,202	$17.614976	to	$18.733633	$110,930,197	0.50%	to	2.75%	1.92%	to	2.00%	6.65%	to	8.92%
2015	8,496,186	$16.517233	to	$17.199491	$123,367,075	0.50%	to	2.75%	2.41%	to	2.74%	(9.02)%	to	(7.01)%
2014	10,363,841	$18.155747	to	$18.496229	$164,202,557	0.50%	to	2.75%	1.21%	to	1.53%	(5.45)%	to	(3.37)%
Franklin Mutual Global Discovery VIP Fund
2018	1,718,937	$16.371480	to	$18.944755	$42,430,560	0.30%	to	2.80%	—%	to	1.73%	(13.67)%	to	(11.57)%
2017	2,026,252	$18.963990	to	$21.062852	$57,709,185	0.50%	to	2.80%	1.68%	to	1.79%	5.60%	to	7.96%
2016	2,299,590	$17.958351	to	$19.509669	$61,818,346	0.50%	to	2.80%	1.51%	to	1.71%	9.08%	to	11.46%
2015	2,724,775	$16.463719	to	$17.503562	$66,618,842	0.50%	to	2.80%	2.60%	to	2.79%	(6.31)%	to	(4.22)%
2014	3,360,539	$17.572790	to	$18.275181	$87,271,968	0.50%	to	2.80%	2.00%	to	2.13%	2.79%	to	5.07%
Franklin Flex Cap Growth VIP Fund
2018	535,563	$23.591030	to	$27.207007	$10,704,620	0.50%	to	2.80%	—%	to	—%	0.29%	to	2.58%
2017	558,501	$23.630633	to	$26.522361	$10,970,274	0.50%	to	2.75%	—%	to	—%	23.50%	to	26.15%
2016	638,501	$19.134239	to	$21.023945	$10,079,964	0.50%	to	2.75%	—%	to	—%	(5.52)%	to	(3.47)%
2015	778,813	$20.252735	to	$21.778839	$12,899,308	0.50%	to	2.75%	—%	to	—%	1.53%	to	3.80%
2014	893,234	$17.781146	to	$19.946646	$14,474,320	0.85%	to	2.75%	—%	to	—%	3.23%	to	5.21%

Templeton Global Bond VIP Fund
2018	718,825	$13.209580	to	$14.427373	$9,893,086	0.50%	to	2.70%	—%	to	—%	(0.82)%	to	1.39%
2017	853,837	$13.318597	to	$14.229796	$11,731,550	0.50%	to	2.70%	—%	to	—%	(0.95)%	to	1.25%
2016	972,798	$13.446298	to	$14.053626	$13,338,093	0.50%	to	2.70%	—%	to	—%	0.13%	to	2.36%
2015	1,102,227	$13.428944	to	$13.730112	$14,919,710	0.50%	to	2.70%	6.47%	to	8.02%	(6.94)%	to	(4.87)%
2014	1,209,784	$14.430215	to	$14.432629	$17,397,591	0.50%	to	2.70%	4.46%	to	4.96%	(1.02)%	to	1.19%
Hartford Balanced HLS Fund
2018	3,230,890	$17.178279	to	$19.790765	$10,103,472	0.85%	to	2.75%	—%	to	1.63%	(8.06)%	to	(6.04)%
2017	3,851,653	$18.283142	to	$21.526102	$13,086,763	0.85%	to	2.75%	0.80%	to	2.05%	12.17%	to	14.61%
2016	4,387,479	$15.952107	to	$19.190531	$12,814,954	0.85%	to	2.75%	2.22%	to	2.53%	2.92%	to	5.14%
2015	5,237,448	$15.172419	to	$18.645311	$14,355,475	0.85%	to	2.75%	1.59%	to	1.59%	(2.78)%	to	(0.67)%
2014	6,301,401	$15.274798	to	$19.177920	$16,694,431	0.85%	to	2.75%	1.50%	to	1.60%	6.54%	to	8.86%
Hartford Total Return Bond HLS Fund
2018	14,815,301	$12.173989	to	$14.344597	$90,020,683	0.50%	to	2.80%	3.70%	to	3.94%	(3.65)%	to	(1.30)%
2017	16,817,785	$12.634875	to	$14.533811	$105,310,772	0.50%	to	2.80%	2.72%	to	2.84%	1.91%	to	4.63%
2016	18,329,294	$12.398507	to	$13.890160	$111,466,608	0.50%	to	2.80%	2.24%	to	2.59%	1.34%	to	3.97%
2015	21,485,983	$12.234802	to	$13.359427	$125,304,643	0.50%	to	2.80%	3.05%	to	3.08%	(3.55)%	to	(1.08)%
2014	25,293,527	$12.685130	to	$13.505685	$145,425,752	0.50%	to	2.80%	2.95%	to	3.26%	2.76%	to	5.36%
Hartford Capital Appreciation HLS Fund

2018	8,717,111	$24.738975	to	$26.558553	$82,396,865	0.50%	to	2.80%	0.65%	to	0.89%	(9.74)%	to	(7.42)%
2017	10,221,718	$27.410023	to	$28.687355	$106,852,678	0.50%	to	2.80%	0.84%	to	1.07%	18.45%	to	21.53%
2016	12,087,633	$23.139746	to	$23.605269	$109,530,012	0.50%	to	2.80%	0.86%	to	1.13%	2.34%	to	5.00%
2015	14,077,134	$22.482246	to	$22.611663	$122,216,277	0.50%	to	2.80%	0.66%	to	0.90%	(2.00)%	to	0.51%
2014	17,021,067	$22.367476	to	$23.072403	$145,554,664	0.50%	to	2.80%	0.62%	to	0.91%	4.08%	to	6.77%
Hartford Dividend and Growth HLS Fund
2018	6,212,201	$23.470328	to	$28.602526	$61,000,685	0.50%	to	2.80%	1.61%	to	1.86%	(8.17)%	to	(5.79)%
2017	7,208,288	$25.558708	to	$30.360968	$78,574,776	0.50%	to	2.80%	1.35%	to	1.61%	14.85%	to	17.77%
2016	8,617,177	$22.253982	to	$25.780508	$84,569,750	0.50%	to	2.80%	1.71%	to	2.06%	11.42%	to	14.31%
2015	10,083,636	$19.973005	to	$22.552591	$87,476,243	0.50%	to	2.80%	1.54%	to	1.84%	(4.13)%	to	(1.65)%
2014	12,201,452	$20.897634	to	$22.930999	$104,686,058	0.50%	to	2.75%	1.60%	to	1.89%	9.63%	to	12.40%
Hartford Healthcare HLS Fund
2018	10,592	$5.590363	to	$5.590363	$59,211	1.40%	to	1.40%	—%	to	—%	(4.31)%	to	(4.31)%
2017	13,766	$5.500146	to	$5.842235	$80,423	1.40%	to	1.75%	—%	to	—%	19.85%	to	20.27%
2016	20,225	$4.589350	to	$4.857765	$97,536	1.40%	to	1.75%	3.33%	to	3.36%	(10.22)%	to	(9.91)%
2015	29,297	$5.111962	to	$5.392026	$157,225	1.40%	to	1.75%	—%	to	—%	11.02%	to	11.41%
2014	29,421	$4.604617	to	$4.839920	$141,771	1.40%	to	1.75%	0.04%	to	0.04%	24.80%	to	25.23%
Hartford Global Growth HLS Fund
2018	156,538	$13.345210	to	$29.413557	$1,037,044	0.50%	to	2.75%	0.27%	to	0.68%	(6.67)%	to	(4.29)%
2017	177,889	$14.299699	to	$30.730518	$998,925	0.50%	to	2.75%	0.27%	to	0.51%	28.78%	to	32.06%
2016	237,517	$11.104106	to	$23.269366	$903,875	0.50%	to	2.75%	0.13%	to	0.68%	(1.05)%	to	1.44%
2015	257,455	$11.221450	to	$22.938184	$1,034,183	0.50%	to	2.75%	0.29%	to	0.53%	4.84%	to	7.50%
2014	262,710	$10.703557	to	$11.985136	$880,101	1.25%	to	2.75%	0.25%	to	0.46%	5.46%	to	7.04%
Hartford Disciplined Equity HLS Fund
2018	455,844	$28.896195	to	$33.044016	$8,834,421	0.50%	to	2.70%	—%	to	0.19%	(4.60)%	to	(2.48)%
2017	600,755	$30.291087	to	$33.884927	$11,973,068	0.50%	to	2.70%	0.97%	to	1.54%	18.67%	to	21.31%
2016	684,441	$25.525292	to	$27.932790	$11,480,135	0.50%	to	2.70%	0.17%	to	0.97%	2.94%	to	5.23%
2015	780,338	$24.795574	to	$26.543868	$12,535,282	0.50%	to	2.70%	0.79%	to	4.27%	3.99%	to	6.30%
2014	966,060	$17.539302	to	$23.844431	$14,807,260	0.85%	to	2.70%	0.11%	to	0.73%	13.09%	to	15.20%
Hartford Growth Opportunities HLS Fund
2018	899,697	$31.859571	to	$36.479614	$18,432,290	0.50%	to	2.75%	—%	to	—%	(2.20)%	to	0.03%
2017	1,150,790	$32.576607	to	$36.470168	$23,977,401	0.50%	to	2.75%	—%	to	—%	26.91%	to	29.80%
2016	1,435,786	$25.668615	to	$28.097800	$23,340,974	0.50%	to	2.75%	0.43%	to	0.43%	(3.19)%	to	(0.99)%
2015	1,788,705	$26.514567	to	$28.377928	$29,530,340	0.50%	to	2.75%	0.13%	to	0.13%	8.71%	to	11.18%
2014	2,294,100	$24.391204	to	$25.524668	$34,568,919	0.50%	to	2.75%	0.17%	to	0.18%	11.05%	to	13.57%
Hartford High Yield HLS Fund
2018	325,547	$20.331660	to	$20.558517	$5,101,395	0.50%	to	2.70%	5.69%	to	6.14%	(6.02)%	to	(3.93)%
2017	392,657	$21.162614	to	$21.874855	$6,566,826	0.50%	to	2.70%	3.56%	to	6.53%	4.74%	to	7.07%
2016	455,559	$19.765540	to	$20.885096	$7,253,753	0.50%	to	2.70%	6.03%	to	6.05%	11.21%	to	13.68%
2015	523,035	$17.386940	to	$18.780286	$7,448,045	0.50%	to	2.70%	5.92%	to	6.62%	(6.85)%	to	(4.78)%
2014	570,252	$18.260110	to	$20.162328	$8,624,985	0.50%	to	2.70%	7.29%	to	7.77%	(0.15)%	to	2.07%
Hartford International Opportunities HLS Fund
2018	993,845	$15.347309	to	$17.130353	$5,387,498	0.50%	to	2.75%	1.64%	to	1.90%	(21.16)%	to	(19.15)%
2017	1,099,728	$19.466539	to	$21.188012	$7,377,364	0.50%	to	2.75%	1.16%	to	1.49%	21.61%	to	24.63%
2016	1,204,232	$12.016012	to	$16.007910	$6,723,023	0.30%	to	2.75%	—%	to	0.95%	(1.80)%	to	0.64%
2015	1,427,251	$16.300812	to	$16.874218	$7,595,342	0.50%	to	2.75%	1.16%	to	1.50%	(1.11)%	to	1.37%

2014	1,596,986	$11.780937	to	$16.483110	$8,200,250	0.30%	to	2.75%	—%	to	1.96%	(6.74)%	to	(4.43)%
Hartford MidCap Growth HLS Fund+
2018	52,926	$18.671699	to	$26.885584	$987,112	0.85%	to	2.75%	0.41%	to	0.68%	(12.69)%	to	(10.81)%
2017	60,900	$20.935673	to	$30.792776	$1,262,811	0.85%	to	2.75%	0.61%	to	1.03%	10.85%	to	13.46%
2016	89,432	$18.452482	to	$27.778644	$1,675,453	0.85%	to	2.75%	—%	to	1.43%	13.18%	to	15.50%
2015	102,012	$15.976238	to	$25.068396	$1,650,963	0.85%	to	2.70%	0.95%	to	1.24%	(7.27)%	to	(5.54)%
2014	122,007	$16.913383	to	$27.034635	$2,087,497	0.85%	to	2.70%	1.58%	to	1.59%	2.42%	to	4.33%
Hartford MidCap HLS Fund
2018	65,626	$8.830832	to	$8.830832	$579,538	1.40%	to	1.40%	—%	to	—%	(8.93)%	to	(8.93)%
2017	83,625	$9.696947	to	$9.696947	$810,909	1.40%	to	1.40%	—%	to	—%	22.44%	to	22.44%
2016	89,461	$7.919670	to	$7.919670	$708,498	1.40%	to	1.40%	0.03%	to	0.03%	10.14%	to	10.14%
2015	124,922	$7.190783	to	$7.190783	$898,288	1.40%	to	1.40%	0.08%	to	0.08%	(0.07)%	to	(0.07)%
2014	157,710	$7.035554	to	$7.195953	$1,131,916	1.40%	to	1.55%	—%	to	—%	9.38%	to	9.55%
Hartford MidCap Value HLS Fund
2018	25,071	$2.774943	to	$17.257533	$268,489	1.40%	to	2.75%	0.50%	to	0.51%	(17.09)%	to	(15.96)%
2017	26,009	$3.301867	to	$20.813961	$346,887	1.40%	to	2.75%	0.31%	to	0.31%	10.11%	to	11.61%
2016	33,243	$2.958388	to	$18.902209	$416,875	1.40%	to	2.75%	—%	to	0.31%	9.50%	to	10.99%
2015	65,761	$2.665391	to	$17.549879	$471,761	1.40%	to	2.45%	0.30%	to	0.33%	(3.83)%	to	(2.82)%
2014	85,552	$2.742662	to	$27.925632	$632,544	1.40%	to	2.50%	0.42%	to	0.46%	5.24%	to	6.41%
Hartford Ultrashort Bond HLS Fund
2018	40,415,942	$7.727460	to	$10.003964	$44,150,314	0.30%	to	2.80%	0.87%	to	0.92%	(1.52)%	to	0.97%
2017	45,072,107	$7.847083	to	$9.907999	$49,071,410	0.30%	to	2.80%	0.51%	to	0.55%	(1.98)%	to	0.50%
2016	52,018,282	$8.005703	to	$9.858641	$57,724,555	0.30%	to	2.80%	0.15%	to	0.16%	(2.13)%	to	0.34%
2015	59,547,994	$8.180333	to	$9.706359	$66,818,100	0.50%	to	2.80%	—%	to	0.32%	(2.85)%	to	(0.37)%
2014	76,823,463	$8.420257	to	$9.742603	$86,508,863	0.50%	to	2.80%	—%	to	—%	(2.86)%	to	(0.40)%
Hartford Small Company HLS Fund
2018	525,415	$24.204101	to	$28.478787	$2,223,242	0.50%	to	2.80%	—%	to	—%	(7.15)%	to	(4.71)%
2017	612,130	$26.067689	to	$29.886392	$2,768,606	0.50%	to	2.80%	—%	to	—%	22.57%	to	25.73%
2016	696,045	$21.267803	to	$23.769976	$2,725,976	0.50%	to	2.80%	—%	to	—%	(1.01)%	to	1.54%
2015	766,328	$21.483957	to	$23.410469	$3,177,827	0.50%	to	2.80%	—%	to	—%	(10.98)%	to	(8.67)%
2014	896,294	$24.207225	to	$25.632868	$4,037,360	0.50%	to	2.75%	—%	to	—%	3.95%	to	6.54%
Hartford SmallCap Growth HLS Fund
2018	71,806	$24.408201	to	$32.493141	$1,249,301	1.25%	to	2.70%	—%	to	—%	(14.05)%	to	(12.80)%
2017	75,199	$24.873776	to	$27.990034	$1,537,864	1.25%	to	2.45%	0.04%	to	0.04%	17.17%	to	18.58%
2016	69,179	$21.228904	to	$23.603716	$1,160,861	1.25%	to	2.45%	0.15%	to	0.15%	9.65%	to	10.98%
2015	74,024	$19.359825	to	$21.268837	$914,747	1.25%	to	2.45%	0.06%	to	0.07%	(2.95)%	to	(1.78)%
2014	94,084	$19.949186	to	$21.654810	$1,293,400	1.25%	to	2.45%	0.02%	to	0.07%	3.27%	to	4.52%
Hartford Stock HLS Fund
2018	2,505,854	$20.629307	to	$27.339013	$5,735,937	0.85%	to	2.75%	1.29%	to	1.60%	(3.09)%	to	(0.99)%
2017	2,969,751	$20.835266	to	$28.209319	$6,984,049	0.85%	to	2.75%	1.52%	to	1.86%	16.30%	to	18.83%
2016	3,387,031	$17.533233	to	$24.255468	$6,634,445	0.85%	to	2.75%	1.82%	to	1.90%	4.23%	to	6.51%
2015	3,972,069	$16.462260	to	$23.270296	$7,138,262	0.85%	to	2.75%	1.79%	to	1.83%	(0.30)%	to	1.87%
2014	4,897,250	$16.159456	to	$23.339295	$8,577,560	0.85%	to	2.75%	1.71%	to	1.92%	8.02%	to	10.36%
Hartford U.S. Government Securities HLS Fund
2018	431,920	$9.510813	to	$11.777786	$3,146,534	0.50%	to	2.70%	—%	to	2.80%	(1.84)%	to	0.34%
2017	563,800	$9.688990	to	$11.737333	$4,537,811	0.50%	to	2.70%	2.16%	to	2.86%	(1.38)%	to	0.81%

2016	591,593	$9.824638	to	$11.642669	$4,708,241	0.50%	to	2.70%	1.56%	to	1.91%	(1.16)%	to	1.03%
2015	630,736	$9.616246	to	$11.523427	$4,931,918	0.50%	to	2.45%	1.81%	to	1.82%	(0.90)%	to	1.06%
2014	677,875	$9.703192	to	$11.403055	$5,307,328	0.50%	to	2.45%	2.27%	to	2.78%	0.33%	to	2.30%
Hartford Value HLS Fund
2018	93,355	$15.104919	to	$25.502106	$944,573	0.50%	to	2.45%	1.66%	to	1.66%	(12.36)%	to	(10.63)%
2017	104,753	$17.234496	to	$28.535135	$1,264,114	0.50%	to	2.45%	1.75%	to	1.80%	12.65%	to	14.86%
2016	122,918	$15.299496	to	$24.842421	$1,382,086	0.50%	to	2.45%	1.77%	to	1.81%	10.94%	to	13.13%
2015	137,005	$13.790522	to	$21.959894	$1,410,659	0.50%	to	2.45%	1.58%	to	1.58%	(5.43)%	to	(3.56)%
2014	167,091	$21.064438	to	$22.771698	$1,928,639	0.50%	to	2.70%	—%	to	1.48%	8.40%	to	10.81%
Rational Trend Aggregation VA Fund+
2018	553,100	$18.711256	to	$20.601555	$2,605,286	0.50%	to	2.75%	3.71%	to	4.00%	(7.16)%	to	(5.05)%
2017	654,916	$20.154101	to	$21.696327	$3,403,369	0.50%	to	2.75%	3.36%	to	3.38%	(4.26)%	to	(2.08)%
2016	716,440	$21.050591	to	$22.157222	$3,991,887	0.50%	to	2.75%	4.42%	to	4.73%	4.07%	to	6.43%
2015	919,469	$20.227894	to	$20.817629	$4,608,990	0.50%	to	2.75%	4.21%	to	4.30%	(5.69)%	to	(3.54)%
2014	1,488,705	$21.447710	to	$21.581635	$8,928,843	0.50%	to	2.75%	3.70%	to	5.21%	7.17%	to	9.61%
Rational Insider Buying VA Fund
2018	984,608	$1.932603	to	$26.565284	$2,541,085	0.50%	to	2.50%	0.62%	to	0.69%	(9.47)%	to	(7.64)%
2017	1,186,020	$2.134848	to	$28.763884	$3,494,538	0.50%	to	2.50%	0.54%	to	0.56%	14.62%	to	16.93%
2016	1,453,799	$1.862571	to	$24.598765	$3,742,389	0.50%	to	2.50%	0.61%	to	0.64%	8.26%	to	10.45%
2015	1,842,192	$1.720408	to	$22.271358	$4,353,545	0.50%	to	2.50%	0.56%	to	0.57%	(9.46)%	to	(7.63)%
2014	2,898,810	$1.900179	to	$24.110995	$7,599,317	0.50%	to	2.50%	0.30%	to	0.35%	(4.48)%	to	(2.55)%
Lord Abbett Fundamental Equity Fund
2018	55,923	$17.842358	to	$21.967697	$1,163,402	0.50%	to	1.45%	1.40%	to	1.51%	(9.48)%	to	(8.61)%
2017	60,492	$19.639304	to	$24.038372	$1,385,575	0.50%	to	1.50%	—%	to	1.04%	10.90%	to	12.01%
2016	69,743	$17.709076	to	$21.460226	$1,432,057	0.50%	to	1.50%	1.14%	to	1.20%	14.02%	to	15.17%
2015	87,998	$15.531399	to	$18.634025	$1,564,491	0.50%	to	1.50%	1.08%	to	1.19%	(4.88)%	to	(3.93)%
2014	93,914	$16.328531	to	$19.395320	$1,740,888	0.50%	to	1.50%	0.46%	to	0.46%	5.55%	to	6.61%
Lord Abbett Calibrated Dividend Growth Fund
2018	138,237	$21.153997	to	$23.150651	$2,725,654	0.85%	to	2.70%	—%	to	—%	(7.21)%	to	(5.48)%
2017	145,762	$22.380222	to	$24.950037	$3,061,894	0.85%	to	2.70%	0.39%	to	0.43%	15.95%	to	18.12%
2016	183,230	$18.947640	to	$21.517417	$3,283,453	0.85%	to	2.70%	1.15%	to	2.46%	12.04%	to	14.13%
2015	223,166	$16.602197	to	$19.205816	$3,520,410	0.85%	to	2.70%	1.48%	to	1.69%	(4.74)%	to	(2.96)%
2014	305,569	$17.108718	to	$20.161583	$5,109,504	0.85%	to	2.70%	1.52%	to	1.57%	8.57%	to	10.60%
Lord Abbett Bond Debenture Fund
2018	458,967	$17.915732	to	$18.558562	$7,658,781	0.50%	to	2.70%	3.95%	to	4.27%	(6.58)%	to	(4.50)%
2017	549,121	$18.759450	to	$19.864893	$9,682,291	0.50%	to	2.70%	3.04%	to	4.10%	6.30%	to	8.67%
2016	567,672	$17.263252	to	$18.687005	$9,315,754	0.50%	to	2.70%	4.46%	to	6.07%	9.15%	to	11.57%
2015	686,625	$15.472419	to	$17.120902	$10,198,325	0.50%	to	2.70%	1.87%	to	4.61%	(4.15)%	to	(2.02)%
2014	805,425	$15.791694	to	$17.862911	$12,336,779	0.50%	to	2.70%	4.38%	to	4.78%	1.57%	to	3.83%
Lord Abbett Growth and Income Fund
2018	80,263	$20.724317	to	$21.464992	$1,223,586	0.50%	to	2.40%	—%	to	1.39%	(10.32)%	to	(8.60)%
2017	93,217	$23.110049	to	$23.485274	$1,576,087	0.50%	to	2.40%	1.37%	to	1.38%	10.69%	to	12.82%
2016	116,670	$20.817381	to	$20.877488	$1,754,696	0.50%	to	2.40%	1.41%	to	1.47%	14.34%	to	16.53%
2015	141,073	$13.235429	to	$18.259686	$1,843,008	1.25%	to	2.40%	0.37%	to	1.04%	(5.17)%	to	(4.07)%
2014	215,371	$12.711398	to	$13.796996	$3,120,851	1.25%	to	2.45%	0.15%	to	0.66%	5.05%	to	6.32%
MFS® Growth Fund

2018	1,349,898	$31.421847	to	$34.485795	$25,065,303	0.50%	to	2.80%	—%	to	0.09%	(0.17)%	to	1.90%
2017	1,533,512	$31.474515	to	$34.422833	$28,375,046	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
2016	1,900,666	$24.631996	to	$26.339016	$26,796,913	0.30%	to	2.80%	—%	to	0.04%	(0.39)%	to	1.87%
2015	2,204,305	$24.727335	to	$25.520887	$30,701,151	0.50%	to	2.80%	—%	to	0.21%	4.59%	to	6.77%
2014	2,279,203	$23.642338	to	$23.903523	$30,022,513	0.50%	to	2.80%	—%	to	0.11%	5.94%	to	8.14%
MFS® Global Equity Fund
2018	167,511	$22.248543	to	$29.797244	$3,884,571	0.85%	to	2.70%	0.78%	to	0.93%	(12.15)%	to	(10.51)%
2017	199,279	$25.325223	to	$33.295481	$5,247,444	0.85%	to	2.70%	0.81%	to	0.82%	20.77%	to	23.02%
2016	218,763	$20.970437	to	$27.065192	$4,771,582	0.85%	to	2.70%	0.94%	to	0.96%	4.49%	to	6.44%
2015	246,746	$20.069905	to	$25.428183	$5,128,324	0.85%	to	2.70%	1.01%	to	1.15%	(4.04)%	to	(2.25)%
2014	294,014	$20.914881	to	$26.012901	$6,312,544	0.85%	to	2.70%	0.69%	to	0.84%	1.11%	to	2.99%
MFS® Investors Trust Fund
2018	2,130,444	$18.968143	to	$23.603351	$38,137,214	1.15%	to	2.80%	0.44%	to	0.64%	(8.10)%	to	(6.79)%
2017	2,583,712	$20.349036	to	$25.683454	$49,741,630	1.15%	to	2.80%	0.54%	to	0.72%	19.94%	to	21.62%
2016	3,098,037	$16.584360	to	$21.413220	$49,243,607	1.25%	to	2.80%	0.53%	to	0.86%	5.59%	to	6.97%
2015	3,654,707	$15.503770	to	$20.279694	$54,485,307	1.25%	to	2.80%	0.69%	to	0.92%	(2.55)%	to	(1.29)%
2014	4,597,367	$15.706113	to	$20.810395	$69,771,301	1.25%	to	2.80%	0.76%	to	0.95%	7.94%	to	9.34%
MFS® Mid Cap Growth Fund
2018	1,259,139	$12.648609	to	$32.968847	$14,042,057	0.85%	to	2.75%	—%	to	—%	(1.51)%	to	0.38%
2017	1,343,451	$12.601001	to	$33.475229	$15,121,769	0.85%	to	2.75%	0.12%	to	0.12%	23.55%	to	25.92%
2016	1,572,628	$10.007009	to	$27.093650	$14,169,737	0.85%	to	2.75%	—%	to	—%	2.06%	to	4.02%
2015	2,271,225	$9.620047	to	$26.545633	$19,659,627	0.85%	to	2.75%	—%	to	—%	1.77%	to	3.73%
2014	2,268,798	$9.274418	to	$26.082856	$19,245,205	0.85%	to	2.75%	—%	to	—%	5.91%	to	7.94%
MFS® New Discovery Fund
2018	1,032,226	$17.512382	to	$35.265658	$25,121,157	0.65%	to	2.80%	—%	to	—%	(4.20)%	to	(2.35)%
2017	1,236,454	$17.934518	to	$36.811059	$31,095,608	0.65%	to	2.80%	—%	to	—%	23.16%	to	25.51%
2016	1,483,583	$14.288949	to	$29.888778	$30,037,343	0.65%	to	2.80%	—%	to	—%	6.04%	to	8.09%
2015	1,738,459	$13.219046	to	$28.186188	$32,932,634	0.65%	to	2.80%	—%	to	—%	(4.60)%	to	(2.78)%
2014	2,233,899	$13.596976	to	$29.543884	$44,234,490	0.65%	to	2.80%	—%	to	—%	(9.82)%	to	(8.09)%
MFS® Total Return Fund
2018	5,995,011	$17.094302	to	$19.533646	$118,370,706	0.50%	to	2.75%	2.00%	to	2.19%	(8.17)%	to	(6.34)%
2017	6,864,595	$18.615767	to	$20.856045	$146,002,086	0.50%	to	2.75%	2.18%	to	2.38%	9.25%	to	11.47%
2016	8,086,822	$17.039000	to	$18.710636	$155,634,755	0.50%	to	2.75%	2.68%	to	2.79%	6.14%	to	8.27%
2015	9,407,888	$16.053954	to	$17.281075	$168,891,338	0.50%	to	2.75%	2.39%	to	2.71%	(3.07)%	to	(1.08)%
2014	12,236,910	$16.563028	to	$17.468930	$223,847,629	0.50%	to	2.75%	1.72%	to	1.91%	5.56%	to	7.70%
MFS® Value Fund
2018	1,889,807	$22.384386	to	$25.569995	$46,149,247	0.50%	to	2.80%	1.30%	to	1.58%	(12.57)%	to	(10.80)%
2017	2,233,173	$25.602921	to	$29.158588	$61,806,760	0.30%	to	2.80%	—%	to	1.92%	14.40%	to	17.00%
2016	2,651,324	$22.379369	to	$24.922682	$63,152,998	0.30%	to	2.80%	—%	to	2.08%	10.94%	to	13.43%
2015	3,165,663	$20.172589	to	$21.687103	$66,887,253	0.50%	to	2.80%	2.11%	to	2.31%	(3.48)%	to	(1.43)%
2014	3,800,607	$20.899410	to	$22.001303	$82,955,423	0.50%	to	2.80%	1.30%	to	1.52%	7.46%	to	9.65%
MFS® Total Return Bond Series
2018	4,542,725	$12.502604	to	$13.952486	$62,099,288	0.50%	to	2.80%	2.94%	to	3.30%	(3.82)%	to	(1.82)%
2017	5,299,312	$12.998837	to	$14.211206	$74,483,025	0.50%	to	2.80%	2.95%	to	3.37%	1.57%	to	3.66%
2016	5,749,097	$12.797583	to	$13.708924	$78,599,528	0.50%	to	2.80%	3.22%	to	3.40%	1.36%	to	3.49%
2015	6,505,496	$12.626347	to	$13.246484	$86,674,926	0.50%	to	2.80%	3.22%	to	3.45%	(3.06)%	to	(1.08)%

2014	7,654,111	$13.024355	to	$13.390681	$104,151,511	0.50%	to	2.80%	2.61%	to	2.94%	2.92%	to	5.09%
MFS® Research Fund
2018	140,943	$25.408533	to	$25.867939	$3,137,820	0.85%	to	2.75%	0.69%	to	0.70%	(6.96)%	to	(5.18)%
2017	173,623	$26.796181	to	$27.804362	$4,116,069	0.85%	to	2.75%	1.35%	to	1.36%	20.02%	to	22.32%
2016	185,876	$21.905803	to	$23.165645	$3,649,101	0.85%	to	2.75%	0.76%	to	0.79%	5.79%	to	7.82%
2015	216,688	$20.317840	to	$21.898439	$3,977,640	0.85%	to	2.75%	0.52%	to	0.73%	(1.93)%	to	(0.05)%
2014	301,257	$20.327821	to	$22.329543	$5,573,469	0.85%	to	2.75%	—%	to	0.82%	7.21%	to	9.27%
MFS® High Yield Portfolio
2018	2,169,225	$10.500893	to	$11.692453	$24,065,291	0.85%	to	2.80%	5.64%	to	5.64%	(5.76)%	to	(3.90)%
2017	2,511,844	$11.142162	to	$12.166841	$29,269,488	0.85%	to	2.80%	6.10%	to	6.46%	3.74%	to	5.78%
2016	2,755,806	$10.740269	to	$11.501580	$30,652,921	0.85%	to	2.80%	6.73%	to	6.75%	10.68%	to	12.86%
2015	3,201,384	$9.703703	to	$10.190929	$31,860,609	0.85%	to	2.80%	7.11%	to	7.11%	(6.86)%	to	(5.03)%
2014	4,054,245	$10.418731	to	$10.730506	$42,882,934	0.85%	to	2.80%	4.75%	to	5.44%	(0.03)%	to	1.94%
BlackRock Managed Volatility V.I. Fund+
2018	2,667,511	$9.944640	to	$10.049156	$26,709,637	0.30%	to	1.50%	1.51%	to	1.54%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2018	16,962	$12.629451	to	$12.714556	$213,803	0.50%	to	0.75%	0.87%	to	0.87%	(8.27)%	to	(8.04)%
2017	17,028	$13.767961	to	$13.826114	$233,834	0.50%	to	0.75%	1.27%	to	1.29%	12.86%	to	13.14%
2016	16,468	$11.552461	to	$12.220278	$200,285	0.50%	to	1.45%	—%	to	1.27%	2.31%	to	3.29%
2015	23,105	$11.291541	to	$11.831361	$270,210	0.50%	to	1.45%	0.92%	to	1.05%	(2.43)%	to	(1.49)%
2014	24,332	$11.572322	to	$12.010881	$289,987	0.50%	to	1.45%	1.89%	to	2.25%	0.46%	to	1.42%
BlackRock Global Opportunities V.I. Fund+
2018	—	$20.744516	to	$20.744516	$—	2.45%	to	2.45%	—%	to	—%	0.09%	to	0.09%
2017	1,462	$20.726269	to	$21.011728	$30,306	2.00%	to	2.45%	—%	to	1.65%	22.17%	to	22.72%
2016	2,138	$16.965646	to	$17.122152	$36,378	2.00%	to	2.45%	1.89%	to	2.05%	1.08%	to	1.54%
2015	2,286	$16.784034	to	$16.862821	$38,427	2.00%	to	2.45%	0.98%	to	1.11%	(1.72)%	to	(1.28)%
2014	2,089	$17.078460	to	$17.081562	$35,672	2.00%	to	2.45%	1.16%	to	1.27%	(6.47)%	to	(6.05)%
BlackRock S&P 500 Index V.I. Fund+
2018	408,928	$9.183495	to	$9.276028	$3,780,185	0.30%	to	1.45%	0.36%	to	0.88%	(8.17)%	to	(7.24)%
BlackRock Large Cap Focus Growth V.I. Fund
2018	13,420	$19.963519	to	$31.961560	$321,178	1.75%	to	2.45%	—%	to	—%	0.52%	to	1.23%
2017	15,345	$19.721825	to	$31.796548	$363,831	1.75%	to	2.45%	0.02%	to	0.04%	26.42%	to	27.31%
2016	23,745	$15.491046	to	$25.150778	$443,860	1.75%	to	2.45%	0.76%	to	1.07%	5.27%	to	6.01%
2015	25,661	$14.612422	to	$23.890870	$445,990	1.75%	to	2.45%	0.45%	to	0.57%	0.24%	to	0.95%
2014	26,734	$14.475438	to	$23.833152	$461,428	1.75%	to	2.45%	0.54%	to	0.56%	11.40%	to	12.18%
BlackRock Equity Dividend V.I. Fund
2018	32,880	$17.364852	to	$18.720835	$608,215	0.50%	to	1.45%	1.68%	to	1.73%	(8.75)%	to	(7.88)%
2017	34,579	$19.029838	to	$20.321731	$695,324	0.50%	to	1.45%	1.45%	to	1.55%	14.81%	to	15.91%
2016	40,661	$16.574538	to	$17.532485	$705,620	0.50%	to	1.45%	1.46%	to	1.54%	14.39%	to	15.48%
2015	50,589	$14.489678	to	$15.182254	$760,676	0.50%	to	1.45%	1.45%	to	1.45%	(2.25)%	to	(1.31)%
2014	48,032	$14.822529	to	$15.384149	$732,802	0.50%	to	1.45%	1.45%	to	1.49%	7.50%	to	8.52%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2018	3,928	$10.963905	to	$10.963905	$43,069	1.70%	to	1.70%	2.31%	to	2.31%	(2.58)%	to	(2.58)%
2017	3,989	$11.254344	to	$11.254344	$44,894	1.70%	to	1.70%	2.91%	to	2.91%	4.11%	to	4.11%
2016	4,051	$10.810072	to	$10.810072	$43,794	1.70%	to	1.70%	1.67%	to	1.67%	4.08%	to	4.08%
2015	4,119	$10.386757	to	$10.386757	$42,783	1.70%	to	1.70%	3.22%	to	3.22%	(2.50)%	to	(2.50)%

2014	4,187	$10.653472	to	$10.653472	$44,603	1.70%	to	1.70%	2.57%	to	2.57%	5.75%	to	5.75%
Morgan Stanley VIF Growth Portfolio
2018	8,112	$20.252770	to	$21.877160	$169,019	1.35%	to	2.75%	—%	to	—%	4.39%	to	5.86%
2017	13,935	$19.401823	to	$20.666424	$280,826	1.35%	to	2.75%	—%	to	—%	38.95%	to	40.91%
2016	17,208	$13.963132	to	$14.666750	$247,562	1.35%	to	2.75%	—%	to	—%	(4.58)%	to	(3.24)%
2015	17,531	$14.633999	to	$15.157585	$262,035	1.35%	to	2.75%	—%	to	—%	8.93%	to	10.47%
2014	18,621	$13.434144	to	$13.721383	$253,346	1.35%	to	2.75%	—%	to	—%	3.21%	to	4.67%
Morgan Stanley VIF Mid Cap Growth Portfolio
2018	70,508	$20.766699	to	$30.233586	$1,368,170	0.85%	to	2.70%	—%	to	—%	7.58%	to	9.59%
2017	83,954	$18.949179	to	$28.102860	$1,503,552	0.85%	to	2.70%	—%	to	—%	34.91%	to	37.43%
2016	99,265	$13.788729	to	$20.830859	$1,299,458	0.85%	to	2.70%	—%	to	—%	(11.27)%	to	(9.61)%
2015	114,453	$15.255417	to	$23.477293	$1,673,534	0.85%	to	2.70%	—%	to	—%	(8.49)%	to	(6.79)%
2014	127,397	$16.365859	to	$25.656623	$2,008,157	0.85%	to	2.70%	—%	to	—%	(0.87)%	to	0.98%
Invesco V.I. American Value Fund
2018	52,230	$14.382978	to	$17.103787	$851,161	0.85%	to	2.45%	0.19%	to	0.20%	(14.98)%	to	(13.60)%
2017	57,869	$16.916529	to	$19.797010	$1,098,112	0.85%	to	2.45%	0.55%	to	0.60%	7.03%	to	8.75%
2016	53,924	$15.805692	to	$18.203574	$950,108	0.85%	to	2.45%	0.12%	to	0.12%	12.43%	to	14.24%
2015	46,583	$14.058086	to	$15.933971	$721,691	0.85%	to	2.45%	0.01%	to	0.01%	(11.55)%	to	(10.13)%
2014	51,282	$15.894550	to	$17.729300	$888,880	0.85%	to	2.45%	0.19%	to	0.27%	6.83%	to	8.55%
BlackRock Capital Appreciation V.I. Fund
2018	22,896	$19.050058	to	$20.537687	$473,661	0.50%	to	1.45%	—%	to	—%	0.66%	to	1.62%
2017	26,551	$18.925560	to	$20.210434	$539,619	0.50%	to	1.45%	—%	to	—%	31.03%	to	32.28%
2016	36,553	$14.443338	to	$15.278228	$559,679	0.50%	to	1.45%	—%	to	—%	(1.57)%	to	(0.63)%
2015	40,469	$14.673899	to	$15.375355	$624,328	0.50%	to	1.45%	—%	to	—%	5.08%	to	6.08%
2014	41,319	$13.965119	to	$14.494328	$597,189	0.50%	to	1.45%	—%	to	—%	6.99%	to	8.01%
Columbia Variable Portfolio - Asset Allocation Fund
2018	835,850	$1.691211	to	$18.787480	$1,566,412	1.70%	to	2.80%	1.45%	to	1.47%	(7.16)%	to	(6.13)%
2017	896,939	$1.801739	to	$20.236855	$1,931,134	1.70%	to	2.80%	1.59%	to	1.64%	12.43%	to	13.67%
2016	1,027,526	$1.585011	to	$17.999392	$1,929,599	1.70%	to	2.80%	2.22%	to	2.23%	2.45%	to	3.58%
2015	1,615,330	$1.530186	to	$17.569038	$2,685,616	1.70%	to	2.80%	2.01%	to	2.07%	(1.72)%	to	(0.64)%
2014	1,975,569	$1.390229	to	$1.539994	$3,266,714	1.70%	to	2.50%	2.27%	to	2.50%	7.33%	to	8.19%
Columbia Variable Portfolio - Dividend Opportunity Fund
2018	418,079	$13.371688	to	$14.548520	$5,878,021	1.70%	to	2.80%	—%	to	—%	(8.34)%	to	(7.32)%
2017	474,696	$14.587562	to	$15.697718	$7,236,021	1.70%	to	2.80%	—%	to	—%	11.22%	to	12.45%
2016	552,896	$13.115961	to	$13.959804	$7,528,292	1.70%	to	2.80%	—%	to	—%	10.53%	to	11.75%
2015	638,628	$11.866359	to	$12.491639	$7,817,514	1.70%	to	2.80%	—%	to	—%	(5.34)%	to	(4.29)%
2014	729,017	$12.535952	to	$13.052025	$9,365,686	1.70%	to	2.80%	—%	to	—%	7.04%	to	8.22%

Columbia Variable Portfolio - Income Opportunities Fund
2018	434,783	$10.277245	to	$10.951963	$4,653,102	1.70%	to	2.80%	5.00%	to	5.09%	(6.41)%	to	(5.38)%
2017	486,473	$10.981367	to	$11.574276	$5,519,773	1.70%	to	2.80%	6.23%	to	6.27%	3.62%	to	4.76%
2016	551,922	$10.598072	to	$11.048118	$6,004,460	1.70%	to	2.80%	10.70%	to	10.87%	7.87%	to	9.06%
2015	613,284	$9.825034	to	$10.130224	$6,144,082	1.70%	to	2.80%	9.20%	to	9.34%	(3.73)%	to	(2.67)%
2014	741,140	$10.214820	to	$10.407596	$7,660,597	1.70%	to	2.75%	—%	to	—%	1.20%	to	2.27%
Columbia Variable Portfolio - Mid Cap Growth Fund
2018	398,172	$14.174651	to	$15.061723	$5,835,021	1.70%	to	2.75%	—%	to	—%	(7.35)%	to	(6.38)%
2017	456,179	$15.299871	to	$16.087414	$7,176,535	1.70%	to	2.75%	—%	to	—%	19.65%	to	20.91%

2016	519,137	$12.787005	to	$13.304866	$6,786,779	1.70%	to	2.75%	—%	to	—%	(0.48)%	to	0.57%
2015	600,424	$12.848975	to	$13.229680	$7,843,268	1.70%	to	2.75%	—%	to	—%	2.75%	to	3.84%
2014	708,214	$12.505029	to	$12.741041	$8,951,793	1.70%	to	2.75%	—%	to	—%	4.50%	to	5.60%
Oppenheimer Capital Appreciation Fund/VA
2018	21,233	$14.779214	to	$16.830265	$344,548	1.25%	to	2.45%	—%	to	—%	(8.23)%	to	(7.12)%
2017	27,283	$16.105084	to	$18.121213	$478,267	1.25%	to	2.45%	0.01%	to	0.01%	23.44%	to	24.93%
2016	38,555	$13.046402	to	$14.504715	$543,614	1.25%	to	2.45%	0.11%	to	0.12%	(4.79)%	to	(3.64)%
2015	62,594	$13.703122	to	$15.052983	$925,014	1.25%	to	2.45%	—%	to	—%	0.77%	to	1.98%
2014	72,050	$14.760057	to	$22.965685	$1,049,576	1.25%	to	2.70%	—%	to	0.18%	12.06%	to	13.70%
Oppenheimer Global Fund/VA
2018	229,247	$16.321785	to	$22.960360	$3,710,054	1.25%	to	2.70%	0.76%	to	0.77%	(15.70)%	to	(14.47)%
2017	285,296	$19.848103	to	$27.236947	$5,392,022	0.85%	to	2.70%	0.65%	to	0.76%	32.69%	to	35.17%
2016	317,145	$14.684228	to	$20.526498	$4,470,280	0.85%	to	2.70%	0.77%	to	0.77%	(2.82)%	to	(1.00)%
2015	400,978	$14.832940	to	$21.121837	$5,721,917	0.85%	to	2.70%	0.94%	to	1.06%	0.91%	to	2.79%
2014	480,986	$14.429674	to	$20.931410	$6,711,569	0.85%	to	2.70%	0.83%	to	0.86%	(0.66)%	to	1.19%
Oppenheimer Main Street Fund®/VA
2018	34,494	$16.103869	to	$19.150336	$621,775	0.85%	to	2.45%	0.90%	to	0.92%	(10.32)%	to	(8.88)%
2017	44,637	$17.957499	to	$21.015465	$884,787	0.85%	to	2.45%	—%	to	1.01%	13.81%	to	15.65%
2016	63,862	$17.541290	to	$24.640162	$1,126,233	1.25%	to	2.40%	0.75%	to	0.92%	8.66%	to	9.92%
2015	33,266	$15.958911	to	$22.676715	$544,744	1.25%	to	2.40%	0.65%	to	0.71%	0.66%	to	1.83%
2014	48,941	$15.672806	to	$22.120031	$771,616	1.25%	to	2.70%	—%	to	0.65%	7.46%	to	9.03%
Oppenheimer Main Street Small Cap Fund/VA
2018	149,749	$21.331624	to	$28.192134	$3,020,033	0.85%	to	2.70%	0.06%	to	0.06%	(12.92)%	to	(11.30)%
2017	178,400	$24.047995	to	$32.376125	$4,081,297	0.85%	to	2.70%	0.62%	to	0.65%	10.88%	to	12.95%
2016	222,152	$21.291496	to	$29.199890	$4,535,693	0.85%	to	2.70%	0.25%	to	0.25%	14.54%	to	16.68%
2015	266,731	$18.248414	to	$25.493533	$4,687,398	0.85%	to	2.70%	0.61%	to	0.63%	(8.60)%	to	(6.89)%
2014	323,355	$19.598483	to	$27.891160	$6,129,610	0.85%	to	2.70%	0.62%	to	0.66%	8.68%	to	10.71%
Putnam VT Diversified Income Fund
2018	717,886	$14.646834	to	$17.788260	$9,883,469	0.85%	to	2.70%	3.74%	to	4.24%	(3.62)%	to	(1.82)%
2017	820,853	$14.918344	to	$18.456355	$11,591,824	0.85%	to	2.70%	5.34%	to	5.53%	4.27%	to	6.22%
2016	929,770	$14.045264	to	$17.700565	$12,444,852	0.85%	to	2.70%	7.02%	to	7.16%	2.61%	to	4.53%
2015	1,120,054	$13.436838	to	$17.249985	$14,450,912	0.85%	to	2.70%	9.15%	to	9.19%	(4.94)%	to	(3.17)%
2014	1,264,497	$13.876408	to	$18.147034	$16,981,470	0.85%	to	2.70%	7.86%	to	8.24%	(2.33)%	to	(0.50)%
Putnam VT Global Asset Allocation Fund
2018	33,425	$16.123119	to	$21.665735	$522,048	1.25%	to	2.40%	1.74%	to	1.83%	(9.46)%	to	(8.41)%
2017	35,413	$17.603743	to	$23.929053	$611,647	1.25%	to	2.40%	1.45%	to	1.45%	12.60%	to	13.90%
2016	45,602	$15.454823	to	$21.250834	$694,957	1.25%	to	2.40%	1.74%	to	2.21%	4.18%	to	5.39%
2015	43,479	$14.664852	to	$20.397890	$631,283	1.25%	to	2.40%	1.06%	to	3.48%	(2.20)%	to	(1.07)%
2014	32,187	$14.823677	to	$20.857346	$474,935	1.25%	to	2.40%	2.56%	to	5.34%	6.83%	to	8.06%
Putnam VT Growth Opportunities Fund
2018	121,008	$13.651188	to	$13.990078	$1,684,721	0.50%	to	1.45%	—%	to	—%	0.91%	to	1.87%
2017	141,273	$13.528598	to	$13.733316	$1,934,211	0.50%	to	1.45%	0.10%	to	0.11%	29.02%	to	30.25%
2016	184,130	$10.485674	to	$10.543823	$1,939,236	0.50%	to	1.45%	—%	to	—%	4.86%	to	5.44%
Putnam VT International Value Fund
2018	3,328	$8.299263	to	$13.635139	$27,231	1.25%	to	2.30%	1.91%	to	2.03%	(19.49)%	to	(18.64)%
2017	3,686	$10.200436	to	$16.935698	$37,194	1.25%	to	2.30%	1.41%	to	1.46%	21.86%	to	23.15%

2016	14,262	$8.283132	to	$13.897450	$114,925	1.25%	to	2.30%	1.55%	to	2.37%	(1.19)%	to	(0.15)%
2015	22,418	$8.295657	to	$14.065519	$181,713	1.25%	to	2.30%	1.30%	to	1.33%	(4.23)%	to	(3.22)%
2014	23,587	$8.571474	to	$14.686660	$198,254	1.25%	to	2.30%	1.33%	to	1.51%	(11.55)%	to	(10.61)%
Putnam VT International Equity Fund
2018	27,181	$9.295079	to	$13.454862	$244,772	0.85%	to	2.75%	1.34%	to	1.39%	(21.31)%	to	(19.80)%
2017	28,739	$11.589569	to	$17.098285	$324,315	0.85%	to	2.75%	0.41%	to	2.17%	23.15%	to	25.51%
2016	32,659	$8.913224	to	$13.884178	$294,529	1.25%	to	2.75%	3.35%	to	3.70%	(5.10)%	to	(3.67)%
2015	49,032	$9.252407	to	$14.630565	$441,289	1.25%	to	2.75%	1.10%	to	1.15%	(2.58)%	to	(1.10)%
2014	45,974	$9.355678	to	$15.017522	$421,137	1.25%	to	2.75%	—%	to	0.89%	(9.31)%	to	(7.94)%
Putnam VT Small Cap Value Fund
2018	10,583	$14.442914	to	$17.178045	$180,596	0.85%	to	2.45%	0.40%	to	0.40%	(21.87)%	to	(20.61)%
2017	12,307	$21.636201	to	$29.607146	$264,445	0.85%	to	2.70%	0.14%	to	0.70%	5.00%	to	6.96%
2016	13,471	$19.525830	to	$28.197366	$276,555	1.25%	to	2.70%	—%	to	1.05%	24.10%	to	25.91%
2015	9,883	$14.115548	to	$15.507856	$163,592	1.25%	to	2.45%	0.83%	to	1.05%	(6.56)%	to	(5.43)%
2014	14,308	$15.106103	to	$16.398051	$274,439	1.25%	to	2.45%	0.32%	to	0.39%	0.93%	to	2.15%
JPMorgan Insurance Trust Core Bond Portfolio
2018	1,995,834	$11.988878	to	$12.884475	$27,935,309	1.25%	to	2.40%	2.44%	to	2.46%	(2.32)%	to	(1.19)%
2017	2,305,493	$12.274080	to	$13.040154	$32,676,592	1.25%	to	2.40%	2.58%	to	2.63%	1.12%	to	2.29%
2016	2,561,530	$12.138605	to	$12.748775	$35,591,635	1.25%	to	2.40%	2.77%	to	2.84%	(0.31)%	to	0.85%
2015	3,006,288	$12.175891	to	$12.641709	$41,578,351	1.25%	to	2.40%	3.61%	to	3.88%	(1.28)%	to	(0.14)%
2014	3,881,017	$12.333558	to	$12.659001	$53,888,162	1.25%	to	2.40%	3.84%	to	3.86%	2.43%	to	3.61%
JPMorgan Insurance Trust U.S. Equity Portfolio
2018	135,928	$26.315372	to	$28.207466	$3,601,813	1.35%	to	2.40%	0.85%	to	0.86%	(8.39)%	to	(7.42)%
2017	167,507	$28.425441	to	$30.791075	$4,794,811	1.35%	to	2.40%	0.88%	to	0.91%	19.43%	to	20.69%
2016	208,022	$23.552269	to	$25.781403	$4,941,254	1.35%	to	2.40%	1.00%	to	1.01%	8.31%	to	9.45%
2015	251,763	$21.518700	to	$23.804022	$5,467,830	1.35%	to	2.40%	1.14%	to	1.14%	(1.53)%	to	(0.49)%
2014	307,001	$17.827021	to	$24.173549	$6,700,919	1.25%	to	2.40%	—%	to	0.95%	11.20%	to	12.49%
JPMorgan Insurance Trust Mid Cap Value Portfolio
2018	102,256	$25.056568	to	$27.797246	$2,570,558	1.35%	to	2.40%	0.99%	to	0.99%	(13.93)%	to	(13.02)%
2017	119,256	$28.806816	to	$32.295239	$3,453,381	1.35%	to	2.40%	0.81%	to	0.81%	11.07%	to	12.24%
2016	147,100	$25.665526	to	$29.077072	$3,791,920	1.35%	to	2.40%	0.87%	to	0.87%	11.98%	to	13.16%
2015	177,496	$22.681297	to	$25.967316	$4,053,803	1.35%	to	2.40%	0.98%	to	1.01%	(4.96)%	to	(3.96)%
2014	214,666	$18.991034	to	$27.323907	$5,113,560	1.25%	to	2.40%	0.68%	to	0.79%	12.38%	to	13.68%
Putnam VT Equity Income Fund
2018	4,859	$21.330168	to	$27.947538	$132,671	0.50%	to	0.75%	0.69%	to	0.69%	(9.17)%	to	(8.94)%
2017	5,059	$23.484207	to	$30.692956	$151,942	0.50%	to	0.75%	1.67%	to	1.67%	17.89%	to	18.18%
2016	5,229	$20.012284	to	$25.971361	$133,076	0.50%	to	1.45%	—%	to	1.79%	12.01%	to	13.08%
2015	8,387	$17.866924	to	$22.967914	$174,014	0.50%	to	1.45%	1.60%	to	1.61%	(4.44)%	to	(3.53)%
2014	8,427	$18.696791	to	$23.807401	$182,017	0.50%	to	1.45%	—%	to	1.70%	11.04%	to	12.10%
PIMCO All Asset Fund
2018	10,520	$11.470489	to	$12.366123	$128,624	0.50%	to	1.45%	—%	to	3.03%	(6.81)%	to	(5.92)%
2017	11,313	$12.308429	to	$13.144011	$146,745	0.50%	to	1.45%	4.52%	to	4.55%	11.75%	to	12.81%
2016	11,674	$11.014586	to	$11.651192	$134,456	0.50%	to	1.45%	2.35%	to	2.53%	11.28%	to	12.34%
2015	12,237	$9.898136	to	$10.371232	$125,613	0.50%	to	1.45%	2.22%	to	3.12%	(10.49)%	to	(9.64)%
2014	14,522	$11.058750	to	$11.477712	$165,373	0.50%	to	1.45%	5.10%	to	5.11%	(0.99)%	to	(0.05)%
PIMCO StocksPLUS® Global Portfolio

2018	26,738	$12.058566	to	$13.000146	$343,496	0.50%	to	1.45%	1.53%	to	1.54%	(12.03)%	to	(11.19)%
2017	27,479	$13.707092	to	$14.637587	$397,931	0.50%	to	1.45%	3.31%	to	3.32%	21.22%	to	22.38%
2016	37,054	$11.307594	to	$11.961135	$438,441	0.50%	to	1.45%	5.01%	to	5.06%	6.20%	to	7.21%
2015	44,135	$10.647811	to	$11.156688	$487,826	0.50%	to	1.45%	5.82%	to	5.83%	(10.33)%	to	(9.47)%
2014	41,924	$11.874091	to	$12.323864	$513,126	0.50%	to	1.45%	—%	to	—%	(0.55)%	to	0.40%
PIMCO Global Multi-Asset Managed Allocation Portfolio
2018	2,866	$10.220185	to	$10.562492	$30,276	0.75%	to	1.45%	—%	to	1.60%	(6.97)%	to	(6.32)%
2017	3,667	$10.985891	to	$11.274622	$41,112	0.75%	to	1.45%	0.61%	to	2.15%	12.35%	to	13.14%
2016	838	$9.777967	to	$9.777967	$8,191	1.45%	to	1.45%	2.18%	to	2.18%	2.42%	to	2.42%
2015	1,127	$9.546608	to	$9.546608	$10,755	1.45%	to	1.45%	1.50%	to	1.50%	(1.69)%	to	(1.69)%
2014	1,479	$9.711208	to	$9.711208	$14,359	1.45%	to	1.45%	2.50%	to	2.50%	3.07%	to	3.07%
Jennison 20/20 Focus Portfolio
2018	10,375	$2.360103	to	$25.010073	$28,898	1.55%	to	2.00%	—%	to	—%	(7.59)%	to	(7.17)%
2017	10,986	$2.553982	to	$27.660366	$32,831	1.40%	to	2.00%	—%	to	—%	27.18%	to	27.94%
2016	15,002	$2.008202	to	$21.619448	$54,270	1.40%	to	2.00%	—%	to	—%	(0.77)%	to	(0.18)%
2015	18,387	$2.023887	to	$21.657844	$85,344	1.40%	to	2.00%	—%	to	—%	3.77%	to	4.39%
2014	19,143	$1.950413	to	$20.746804	$84,887	1.40%	to	2.00%	—%	to	—%	4.59%	to	5.22%
Jennison Portfolio
2018	56,041	$1.915343	to	$15.811276	$147,309	1.40%	to	2.35%	—%	to	—%	(3.48)%	to	(2.55)%
2017	59,180	$1.984309	to	$16.225624	$165,240	1.40%	to	2.35%	—%	to	—%	32.97%	to	34.24%
2016	61,143	$1.492264	to	$12.087007	$133,406	1.40%	to	2.35%	—%	to	—%	(3.58)%	to	(2.66)%
2015	63,080	$1.547742	to	$12.417700	$155,175	1.40%	to	2.35%	—%	to	—%	8.45%	to	9.49%
2014	65,300	$1.427132	to	$11.341760	$151,007	1.40%	to	2.35%	—%	to	—%	7.04%	to	8.06%
Prudential Value Portfolio
2018	8,596	$1.647061	to	$1.855800	$15,378	1.40%	to	2.10%	—%	to	—%	(12.10)%	to	(11.48)%
2017	9,637	$1.873801	to	$2.096526	$19,583	1.40%	to	2.10%	—%	to	—%	14.09%	to	14.89%
2016	24,960	$1.642440	to	$1.824867	$44,591	1.40%	to	2.10%	—%	to	—%	8.65%	to	9.41%
2015	27,009	$1.511691	to	$1.667869	$44,106	1.40%	to	2.10%	—%	to	—%	(10.45)%	to	(9.82)%
2014	35,071	$1.688033	to	$1.849417	$63,429	1.40%	to	2.10%	—%	to	—%	7.38%	to	8.14%
Prudential SP International Growth Portfolio
2018	6,778	$1.237526	to	$1.237526	$8,388	1.40%	to	1.40%	—%	to	—%	(14.41)%	to	(14.41)%
2017	7,083	$1.278383	to	$1.445916	$10,241	1.40%	to	2.15%	—%	to	—%	32.54%	to	33.54%
2016	11,950	$0.964520	to	$1.082783	$12,396	1.40%	to	2.15%	—%	to	—%	(6.20)%	to	(5.49)%
2015	12,266	$1.028283	to	$1.145724	$13,515	1.40%	to	2.15%	—%	to	—%	0.89%	to	1.65%
2014	12,584	$1.019173	to	$1.127083	$13,687	1.40%	to	2.15%	—%	to	—%	(8.12)%	to	(7.42)%
ClearBridge Variable Dividend Strategy Portfolio
2018	1,262	$16.941486	to	$16.941486	$21,377	1.40%	to	1.40%	1.53%	to	1.53%	(6.18)%	to	(6.18)%
2017	1,375	$18.057513	to	$18.057513	$24,822	1.40%	to	1.40%	1.53%	to	1.53%	17.52%	to	17.52%
2016	1,385	$15.365722	to	$15.365722	$21,280	1.40%	to	1.40%	1.33%	to	1.33%	13.39%	to	13.39%
2015	1,814	$13.551233	to	$13.551233	$24,578	1.40%	to	1.40%	1.10%	to	1.10%	(5.63)%	to	(5.63)%
2014	5,561	$14.360146	to	$14.360146	$79,854	1.40%	to	1.40%	2.77%	to	2.77%	12.03%	to	12.03%
Western Asset Variable Global High Yield Bond Portfolio
2018	13,645	$2.445971	to	$2.445971	$33,375	1.40%	to	1.40%	5.26%	to	5.26%	(5.26)%	to	(5.26)%
2017	13,740	$2.581684	to	$2.581684	$35,473	1.40%	to	1.40%	5.31%	to	5.31%	7.14%	to	7.14%
2016	14,120	$2.409606	to	$2.409606	$34,023	1.40%	to	1.40%	4.76%	to	4.76%	14.00%	to	14.00%
2015	20,395	$2.113727	to	$2.113727	$43,110	1.40%	to	1.40%	6.10%	to	6.10%	(7.15)%	to	(7.15)%

2014	20,880	$2.276448	to	$2.276448	$47,531	1.40%	to	1.40%	7.17%	to	7.17%	(2.53)%	to	(2.53)%
ClearBridge Variable Large Cap Value Portfolio
2018	255,772	$2.319727	to	$2.319727	$593,321	1.40%	to	1.40%	1.54%	to	1.54%	(10.14)%	to	(10.14)%
2017	258,254	$2.512622	to	$2.581528	$666,689	1.40%	to	1.55%	0.05%	to	1.37%	13.07%	to	13.24%
2016	291,027	$2.222184	to	$2.279705	$662,586	1.40%	to	1.55%	1.43%	to	1.59%	11.26%	to	11.43%
2015	336,925	$1.997233	to	$2.045867	$688,569	1.40%	to	1.55%	1.41%	to	1.49%	(4.36)%	to	(4.22)%
2014	397,427	$2.077319	to	$2.135987	$847,877	1.40%	to	1.60%	1.71%	to	5.60%	9.94%	to	10.16%
Invesco V.I. Growth and Income Fund
2018	53,749	$17.518199	to	$20.481565	$953,026	0.85%	to	2.75%	1.78%	to	1.81%	(15.94)%	to	(14.32)%
2017	63,581	$20.446817	to	$24.364558	$1,314,368	0.85%	to	2.75%	1.22%	to	1.29%	10.94%	to	13.07%
2016	80,338	$18.083109	to	$21.961036	$1,494,723	0.85%	to	2.75%	0.90%	to	0.91%	16.19%	to	18.42%
2015	85,325	$15.270465	to	$18.900842	$1,353,083	0.85%	to	2.75%	2.55%	to	2.61%	(5.94)%	to	(4.13)%
2014	99,844	$15.928552	to	$20.093823	$1,644,004	0.85%	to	2.75%	1.24%	to	1.45%	6.98%	to	9.03%
Invesco V.I. Comstock Fund
2018	7,700	$23.080545	to	$26.211385	$185,014	1.35%	to	2.75%	1.40%	to	1.42%	(14.75)%	to	(13.54)%
2017	8,337	$27.072505	to	$30.317055	$233,473	1.35%	to	2.75%	1.95%	to	2.62%	14.39%	to	16.00%
2016	9,115	$23.667346	to	$26.135580	$218,390	1.35%	to	2.75%	1.33%	to	1.34%	13.81%	to	15.42%
2015	11,161	$20.794676	to	$22.644138	$234,196	1.35%	to	2.75%	1.02%	to	1.69%	(8.74)%	to	(7.45)%
2014	14,920	$22.786296	to	$24.467663	$344,156	1.35%	to	2.75%	0.46%	to	0.77%	6.14%	to	7.64%
Invesco V.I. American Franchise Fund
2018	780,554	$17.072275	to	$19.873018	$14,258,934	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
2017	895,002	$18.217547	to	$20.796354	$17,285,030	0.85%	to	2.80%	0.01%	to	0.08%	23.83%	to	26.26%
2016	991,273	$14.711905	to	$16.470522	$15,346,497	0.85%	to	2.80%	—%	to	—%	(0.56)%	to	1.40%
2015	1,171,229	$14.794375	to	$16.242854	$18,063,322	0.85%	to	2.80%	—%	to	—%	2.11%	to	4.12%
2014	1,365,951	$14.489106	to	$15.600423	$20,422,512	0.85%	to	2.80%	0.04%	to	0.04%	5.45%	to	7.52%
Invesco V.I. Mid Cap Growth Fund
2018	142,335	$14.458749	to	$15.771615	$2,179,825	1.25%	to	2.75%	—%	to	—%	(8.15)%	to	(7.04)%
2017	167,537	$15.740859	to	$16.966627	$2,776,178	1.25%	to	2.75%	—%	to	—%	19.17%	to	20.63%
2016	194,581	$13.208587	to	$14.065558	$2,687,446	1.25%	to	2.75%	—%	to	—%	(1.98)%	to	(0.68)%
2015	249,472	$13.475099	to	$14.161423	$3,480,279	1.25%	to	2.75%	—%	to	—%	(1.54)%	to	(0.21)%
2014	259,838	$13.685733	to	$14.191681	$3,645,741	1.25%	to	2.75%	—%	to	—%	5.11%	to	6.35%
Wells Fargo VT Index Asset Allocation Fund
2018	5,013	$2.261876	to	$22.333438	$25,491	1.35%	to	2.10%	0.98%	to	0.98%	(4.92)%	to	(4.21)%
2017	5,077	$2.361191	to	$23.489624	$27,524	1.35%	to	2.10%	0.75%	to	0.75%	9.92%	to	10.74%
2016	5,133	$2.132126	to	$21.370472	$25,604	1.35%	to	2.10%	0.88%	to	0.89%	5.43%	to	6.23%
2015	5,176	$2.007157	to	$20.269257	$25,491	1.35%	to	2.10%	1.03%	to	1.03%	(0.86)%	to	(0.11)%
2014	5,151	$2.009342	to	$20.444198	$25,594	1.35%	to	2.10%	1.53%	to	1.53%	15.61%	to	16.48%
Wells Fargo VT International Equity Fund
2018	475,002	$1.026115	to	$9.348948	$696,265	1.25%	to	2.20%	11.84%	to	11.93%	(18.67)%	to	(17.89)%
2017	530,559	$1.261646	to	$11.386150	$936,757	1.25%	to	2.20%	3.03%	to	3.92%	22.14%	to	23.31%
2016	646,667	$8.305074	to	$9.234000	$884,469	1.25%	to	2.45%	—%	to	3.71%	0.75%	to	1.97%
2015	759,073	$8.242927	to	$9.055534	$1,052,786	1.25%	to	2.45%	3.98%	to	4.29%	(0.18)%	to	1.02%
2014	916,944	$8.257845	to	$8.963675	$1,251,584	1.25%	to	2.45%	2.98%	to	3.25%	(7.59)%	to	(6.48)%
Wells Fargo VT Small Cap Growth Fund
2018	38,654	$21.482856	to	$22.677432	$842,866	0.65%	to	2.50%	—%	to	—%	(1.03)%	to	0.65%
2017	41,722	$21.706710	to	$22.530277	$910,299	0.65%	to	2.50%	—%	to	—%	23.03%	to	25.04%

2016	47,614	$17.361509	to	$18.018017	$841,126	0.65%	to	2.75%	—%	to	—%	5.17%	to	7.05%
2015	61,879	$16.507795	to	$16.831607	$1,040,984	0.65%	to	2.75%	—%	to	—%	(5.28)%	to	(3.51)%
2014	73,196	$17.444155	to	$17.622403	$1,276,117	0.65%	to	2.50%	—%	to	—%	(4.10)%	to	(2.51)%
Wells Fargo VT Discovery Fund
2018	276	$30.440346	to	$30.440346	$8,409	1.35%	to	1.35%	—%	to	—%	(8.31)%	to	(8.31)%
2017	278	$33.198862	to	$33.198862	$9,240	1.35%	to	1.35%	—%	to	—%	27.40%	to	27.40%
2016	280	$26.058826	to	$26.058826	$7,307	1.35%	to	1.35%	—%	to	—%	6.20%	to	6.20%
2015	283	$24.537066	to	$24.537066	$6,936	1.35%	to	1.35%	—%	to	—%	(2.78)%	to	(2.78)%
2014	285	$25.239790	to	$25.239790	$7,188	1.35%	to	1.35%	—%	to	—%	(0.99)%	to	(0.99)%
Wells Fargo VT Opportunity Fund
2018	247,481	$17.817813	to	$20.940590	$4,780,656	0.50%	to	2.70%	0.43%	to	0.44%	(9.41)%	to	(7.39)%
2017	312,160	$19.668343	to	$22.612128	$6,589,273	0.50%	to	2.70%	0.92%	to	0.93%	17.51%	to	20.12%
2016	390,053	$16.737469	to	$18.824251	$6,934,766	0.50%	to	2.70%	2.31%	to	2.32%	9.52%	to	11.96%
2015	485,829	$15.282108	to	$16.813490	$7,798,176	0.50%	to	2.70%	0.40%	to	0.40%	(5.44)%	to	(3.33)%
2014	570,752	$16.160679	to	$17.392982	$9,578,830	0.50%	to	2.70%	0.27%	to	0.30%	7.75%	to	10.15%
HIMCO VIT Index Fund+
2018	—	$24.021276	to	$33.030949	$—	0.30%	to	1.45%	2.08%	to	2.11%	1.80%	to	2.22%
2017	160,611	$9.850096	to	$32.314396	$4,335,838	0.30%	to	1.55%	1.79%	to	1.82%	19.27%	to	20.77%
2016	199,812	$8.258880	to	$26.757917	$4,462,379	0.30%	to	1.55%	2.14%	to	2.18%	9.63%	to	11.00%
2015	380,715	$7.533751	to	$24.105494	$7,346,949	0.30%	to	1.55%	0.36%	to	0.36%	(0.73)%	to	0.52%
2014	445,505	$7.588987	to	$23.980581	$8,233,419	0.30%	to	1.55%	—%	to	—%	4.53%	to	5.04%
HIMCO VIT Portfolio Diversifier Fund+
2018	—	$6.470747	to	$7.032313	$—	0.30%	to	1.50%	1.55%	to	1.61%	(2.19)%	to	(1.77)%
2017	4,755,082	$6.615585	to	$7.159054	$32,935,412	0.30%	to	1.50%	1.03%	to	1.05%	(4.80)%	to	(3.65)%
2016	4,883,341	$6.949282	to	$7.430450	$35,259,019	0.30%	to	1.50%	—%	to	—%	(5.97)%	to	(4.84)%
2015	5,383,368	$7.390702	to	$7.808156	$40,909,430	0.30%	to	1.50%	0.88%	to	0.90%	(3.35)%	to	(2.18)%
2014	5,887,625	$7.646781	to	$7.982319	$45,971,154	0.30%	to	1.50%	0.16%	to	0.16%	(1.71)%	to	(1.21)%
MFS® Core Equity Portfolio
2018	344,157	$12.416933	to	$13.091312	$4,416,800	1.35%	to	2.70%	0.15%	to	0.69%	(6.39)%	to	(5.12)%
2017	372,778	$13.265075	to	$13.797841	$5,067,714	1.35%	to	2.70%	0.63%	to	0.88%	21.50%	to	23.15%
2016	419,240	$10.917513	to	$11.257684	$4,652,446	1.10%	to	2.70%	0.78%	to	0.86%	8.41%	to	10.16%
2015	477,344	$10.070613	to	$10.219591	$4,844,572	1.10%	to	2.70%	0.53%	to	0.55%	0.71%	to	2.20%
MFS® Massachusetts Investors Growth Stock Portfolio
2018	449,732	$12.683437	to	$13.398507	$5,912,521	1.35%	to	2.75%	0.54%	to	0.56%	(1.93)%	to	(0.54)%
2017	530,023	$12.932622	to	$13.471689	$7,033,724	1.35%	to	2.75%	0.55%	to	0.65%	24.94%	to	26.70%
2016	613,346	$10.350730	to	$10.683492	$6,458,277	1.10%	to	2.75%	0.59%	to	0.60%	3.20%	to	4.91%
2015	672,245	$10.029965	to	$10.183003	$6,798,502	1.10%	to	2.75%	0.49%	to	0.50%	0.30%	to	1.83%
MFS® Research International Portfolio
2018	707,473	$9.493017	to	$10.246844	$6,988,607	0.85%	to	2.80%	1.49%	to	1.50%	(16.50)%	to	(14.85)%
2017	826,341	$11.368649	to	$12.034167	$9,677,041	0.85%	to	2.80%	1.84%	to	1.89%	24.75%	to	27.21%
2016	1,020,912	$9.113093	to	$9.460449	$9,488,547	0.85%	to	2.80%	1.63%	to	1.64%	(3.44)%	to	(1.54)%
2015	1,194,012	$9.438105	to	$9.608632	$11,376,017	0.85%	to	2.80%	1.97%	to	1.98%	(5.62)%	to	(3.91)%
Columbia Variable Portfolio - Large Cap Growth Fund
2018	504,458	$12.198087	to	$12.577042	$6,270,725	1.70%	to	2.80%	—%	to	—%	(6.59)%	to	(5.56)%
2017	577,359	$13.058934	to	$13.317231	$7,631,383	1.70%	to	2.80%	—%	to	—%	24.60%	to	25.98%
2016	640,820	$10.480645	to	$10.571146	$6,752,146	1.70%	to	2.80%	—%	to	—%	4.81%	to	5.71%

Columbia Variable Portfolio - Overseas Core Fund+
2018	415,075	$9.748587	to	$10.051567	$4,116,686	1.70%	to	2.80%	2.52%	to	2.55%	(19.11)%	to	(18.22)%
2017	446,682	$12.051765	to	$12.290283	$5,443,403	1.70%	to	2.80%	1.86%	to	1.90%	23.67%	to	25.04%
2016	510,759	$9.744961	to	$9.829212	$5,001,617	1.70%	to	2.80%	1.08%	to	1.10%	(2.55)%	to	(1.71)%
CTIVPSM– Loomis Sayles Growth Fund+
2018	380,358	$12.967579	to	$13.351777	$5,019,678	1.70%	to	2.75%	—%	to	—%	(5.05)%	to	(4.04)%
2017	407,908	$13.656632	to	$13.914318	$5,632,950	1.70%	to	2.75%	—%	to	—%	29.43%	to	30.79%
2016	452,246	$10.551696	to	$10.638654	$4,794,952	1.70%	to	2.75%	—%	to	—%	5.52%	to	6.39%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2018 through the date of issuance noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (formerly Hartford Life Insurance Company) (the "Company") as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder's equity, and cash flows, for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 and for the years ended December 31, 2017 and 2016 (Predecessor Company), and the related notes and the financial statement schedules listed in the Index at Item 15 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), and the results of its operations and its cash flows for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 and for the years ended December 31, 2017 and 2016 (Predecessor Company), in conformity with accounting principles generally accepted in the United States of America.
Emphasis of a Matter
As discussed in Note 1 to the financial statements, the Company's direct parent, Talcott Resolution Life, Inc., was acquired by Hopmeadow Holdings LP on May 31, 2018. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification Topic 805 Business Combinations.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
February 22, 2019

We have served as the Company’s auditor since 2002.

1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
(In millions)			2017	2016
Revenues
Fee income and other	$502	$381	$906	$969
Earned premiums	31	42	105	203
Net investment income	509	520	1,281	1,373
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(8)	—	(16)	(29)
OTTI losses recognized in other comprehensive income	1	—	2	1
Net OTTI losses recognized in earnings	(7)	—	(14)	(28)
Other net realized capital gains (losses)	149	(107)	(46)	(135)
Total net realized capital gains (losses)	142	(107)	(60)	(163)
Amortization of deferred reinsurance gain	38	—	—	—
Total revenues	1,222	836	2,232	2,382
Benefits, losses and expenses
Benefits, losses and loss adjustment expenses	415	534	1,406	1,437
Amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA")	98	16	48	114
Insurance operating costs and other expenses	235	183	400	472
Other intangible asset amortization	4	—	—	—
Dividends to policyholders	2	2	2	3
Total benefits, losses and expenses	754	735	1,856	2,026
Income before income taxes	468	101	376	356
Income tax expense	59	7	422	74
Net income (loss)	$409	$94	$(46)	$282
See Notes to Consolidated Financial Statements.

2

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
(In millions)			2017	2016
Net income (loss)	$409	$94	$(46)	$282
Other comprehensive income (loss):
Change in net unrealized gain (loss) on securities	(173)	(430)	329	154
Change in net gain on cash-flow hedging instruments	—	(18)	(28)	(25)
Change in foreign currency translation adjustments	2	1	—	—
OCI, net of tax	(171)	(447)	301	129
Comprehensive income (loss)	$238	$(353)	$255	$411
 See Notes to Consolidated Financial Statements.

3

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company	Predecessor Company
(In millions, except for share data)	As of December 31, 2018	As of December 31, 2017
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost: December 31, 2018 Successor Company - $14,035; December 31, 2017 Predecessor Company - $20,914)	$13,839	$22,799
Fixed maturities, at fair value using the fair value option	12	32
Equity securities, at fair value	116	—
Equity securities, available-for-sale, at fair value (cost: December 31, 2017 Predecessor Company - $140)	—	154
Mortgage loans (net of valuation allowances: December 31, 2018 Successor Company - $5; December 31, 2017 Predecessor Company - $0)	2,100	2,872
Policy loans, at outstanding balance	1,441	1,432
Limited partnerships and other alternative investments	894	1,001
Other investments	201	213
Short-term investments	844	1,094
Total investments	19,447	29,597
Cash	221	537
Premiums receivable and agents’ balances, net	12	15
Reinsurance recoverables	29,564	20,785
Deferred policy acquisition costs and value of business acquired	716	405
Deferred income taxes, net	969	556
Other intangible assets	51	—
Other assets	352	1,003
Separate account assets	98,814	115,834
Total assets	$150,146	$168,732
Liabilities
Reserve for future policy benefits	$18,323	$14,482
Other policyholder funds and benefits payable	28,584	29,228
Other liabilities	2,420	2,508
Separate account liabilities	98,814	115,834
Total liabilities	148,141	162,052
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,761	3,539
Accumulated other comprehensive (loss) income, net of tax	(171)	1,023
Retained earnings	409	2,112
Total stockholder’s equity	2,005	6,680
Total liabilities and stockholder’s equity	$150,146	$168,732
See Notes to Consolidated Financial Statements.

4

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

June 1, 2018 to December 31, 2018 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$1,761	$—	$—	$1,767
Net income	—	—	—	409	409
Total other comprehensive loss	—	—	(171)	—	(171)
Balance, end of period	$6	$1,761	$(171)	$409	$2,005

January 1, 2018 to May 31, 2018 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$3,539	$1,023	$2,112	$6,680
Cumulative effect of accounting changes, net of tax	—	—	182	(182)	—
Adjusted balance, beginning of period	6	3,539	1,205	1,930	6,680
Net income	—	—	—	94	94
Total other comprehensive loss	—	—	(447)	—	(447)
Capital contributions to parent	—	(619)	—	—	(619)
Capital contributions from parent	—	102	—	—	102
Balance, end of period	$6	$3,022	$758	$2,024	$5,810

For the Year Ended December 31, 2017 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$4,935	$722	$2,158	$7,821
Net loss	—	—	—	(46)	(46)
Total other comprehensive income	—	—	301	—	301
Capital contributions to parent	—	(1,396)	—	—	(1,396)
Balance, end of period	$6	$3,539	$1,023	$2,112	$6,680

For the Year Ended December 31, 2016 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Equity
Balance, beginning of period	$6	$5,687	$593	$1,876	$8,162
Net income	—	—	—	282	282
Total other comprehensive income	—	—	129	—	129
Capital contributions to parent	—	(752)	—	—	(752)
Balance, end of period	$6	$4,935	$722	$2,158	$7,821
See Notes to Consolidated Financial Statements.

5

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
(In millions)			2017	2016
Operating Activities
Net income (loss)	$409	$94	$(46)	$282
Adjustments to reconcile net income (loss) to net cash (used for) provided by operating activities
Net realized capital (gains) losses	(142)	107	60	163
Amortization of deferred reinsurance gain	(38)	—	—	—
Amortization of DAC and VOBA	98	16	48	114
Additions to DAC	—	(1)	(2)	(7)
Depreciation and (accretion) amortization	31	(1)	31	9
Other operating activities, net	63	131	143	33
Change in assets and liabilities:
(Increase) decrease in reinsurance recoverables	(990)	(2)	4	117
(Increase) decrease in accrued and deferred income taxes	29	274	(5)	278
Impact of tax reform on accrued and deferred income taxes	—	—	396	—
Increase (decrease) in reserve for future policy benefits and unearned premiums	(503)	45	387	111
Net changes in other assets and other liabilities	302	(60)	(219)	(316)
Net cash (used for) provided by operating activities	(741)	603	797	784
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	3,303	4,397	10,315	10,152
Fixed maturities, fair value option	15	5	50	68
Equity securities, available-for-sale	—	—	203	321
Equity securities, at fair value	68	49	—	—
Mortgage loans	101	116	396	371
Partnerships	83	188	113	395
Payments for the purchase of:
Fixed maturities, available-for-sale	(3,024)	(2,447)	(8,713)	(8,889)
Fixed maturities, fair value option	—	—	—	(29)
Equity securities, available-for-sale	—	—	(199)	(58)
Equity securities, fair value option	(10)	(25)	—	—
Mortgage loans	(323)	(86)	(469)	(263)
Partnerships	(97)	(80)	(235)	(151)
Net payments for repurchase agreements program	(22)	—	—	—
Net payments for derivatives	(303)	(200)	(283)	(261)
Net increase (decrease) in policy loans	18	(26)	12	2
Net sales of (additions to) property and equipment	—	44	(18)	—
Net proceeds from (payments for) short-term investments	1,770	(1,494)	251	(769)
Other investing activities, net	1	22	43	(25)
Net cash provided by investing activities	1,580	463	1,466	864
Financing Activities
Deposits and other additions to investment and universal life-type contracts	1,959	1,782	4,549	4,162
Withdrawals and other deductions from investment and universal life-type contracts	(10,173)	(9,206)	(13,749)	(14,871)
Net transfers from separate accounts related to investment and universal life-type contracts	7,360	6,999	7,969	9,811
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(11)	(406)	360	268
Return of capital to parent	—	(517)	(1,396)	(752)
Net repayments at maturity or settlement of consumer notes	—	(8)	(13)	(17)
Net cash used for financing activities	(865)	(1,356)	(2,280)	(1,399)
Net increase (decrease) in cash	(26)	(290)	(17)	249
Cash — beginning of period	247	537	554	305
Cash — end of period	$221	$247	$537	$554
Supplemental Disclosure of Cash Flow Information
Income tax received	$17	$271	$57	$210
See Notes to Consolidated Financial Statements.

6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, formerly Hartford Life Insurance Company, (together with its subsidiaries, "TL," "Company," "we" or "our") is a provider of insurance and investment products in the United States ("U.S.") and is a wholly-owned subsidiary of Talcott Resolution Life, Inc., a Delaware corporation ("TLI"). Hopmeadow Holdings LP ("Hopmeadow Holdings", or "HHLP") is a parent of the Company.
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.
On May 31, 2018 the Company's indirect parent, Hartford Holding, Inc. ("HHI") completed the sale of the Company's parent to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group ("Global Atlantic"), Pine Brook and J. Safra Group. Although Talcott Resolution Life Insurance Company is no longer affiliated with The Hartford Financial Services Group, Inc. ("The Hartford") or any of its subsidiaries, The Hartford retained a 9.7 percent ownership interest in HHLP ("Talcott Resolution Sale Transaction").
In conjunction with the sale, the Company entered into a transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services for a period of up to two years. These transition services are not considered a material change in internal controls as the controls are substantially similar to those that existed prior to the Talcott Resolution Sale Transaction. The Company monitors and maintains oversight of the control environment provided by The Hartford covering these services and considers these controls in the evaluation of our internal control environment.
HHLP’s May 31, 2018 acquisition of TLI was accounted for by HHLP using business combination accounting. Under this method, the purchase price paid by the investor group was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. The Company elected to apply pushdown accounting by applying the guidance permitted under Accounting Standards Codification ("ASC") Topic 805 Business Combinations. By the application of pushdown accounting, the Company’s assets, liabilities and equity were accordingly adjusted to fair value on May 31, 2018 which generated both intangible assets and Value of Business Acquired ("VOBA"). Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. While we do not anticipate material changes to the initial valuation of assets and liabilities in purchase and pushdown accounting, new information related to acquisition date valuations may give rise to a measurement period adjustment. The measurement period is not to exceed one year from the acquisition date and as of December 31, 2018 no changes have been made to the initial valuation of assets and liabilities determined as part of the purchase and pushdown accounting. Due to the application of pushdown accounting, TL’s financial statements and footnote disclosures are presented in two distinct periods to indicate the application of two different bases of accounting. The periods prior to June 1, 2018 are identified herein as “Predecessor,” while the periods subsequent to HHLP’s acquisition of TLI is identified as “Successor.” As a result of the change in the basis of accounting from historical GAAP to reflect HHLP’s purchase cost, the financial statements for the Predecessor period are not comparable to the Successor periods.
On June 1, 2018, TL executed reinsurance agreements to reinsure certain fixed immediate and deferred annuity contracts, variable payout separate account annuity contracts, standard mortality structured settlements, and period certain structured settlement annuity contracts ("Commonwealth Annuity Reinsurance Agreement") to Commonwealth Annuity and Life Insurance Company ("Commonwealth"), a subsidiary of Global Atlantic which is a member of the acquiring investment group. TL reinsured an 85% quota share, except 75% for standard mortality structured settlements, in exchange for a $357 ceding commission that was fixed based on reinsuring approximately $9.3 billion of reserves as of December 31, 2016, plus annuitizations through closing and annuitizations from market value adjusted annuities post-close. The reinsurance agreement was executed after the Talcott Acquisition Date and as such, the accounting for the agreement was recorded after the TL balance sheet was adjusted to fair value in purchase and pushdown accounting. A deferred gain of approximately $1 billion was recorded in Other liabilities on the Consolidated Balance Sheet related to this reinsurance agreement and will be amortized over the life of the underlying policies reinsured.
Consolidation
The Consolidated Financial Statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between TL and its subsidiaries have been eliminated.

7

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets (including VOBA) and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; amortization of the deferred gain on reinsurance; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Reclassifications
Certain reclassifications have been made to prior year financial information to conform to the current year presentation.
Pushdown Accounting (Successor Company)
The table below shows the main balance sheet line items impacted in pushdown accounting as of the date of the acquisition.

Cash and invested assets	$27,038
VOBA	805
Deferred Income Taxes	998
Intangible Assets	55
Reinsurance recoverable and other assets	22,615
Separate account assets	110,773
Total assets	162,284

Reserves for future policy benefits	18,057
Other policyholder funds and benefits payable	29,560
Other liabilities	2,127
Separate account liabilities	110,773
Total liabilities	160,517

Equity	1,767
Total liabilities and stockholder's equity	$162,284
Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizable intangible assets primarily consist of internally developed software amortized over a period not to exceed five years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of the indefinitely lived intangibles is less than the carrying value.
Investments
In pushdown accounting, the acquired investments are recorded at fair value through adjustments to additional paid in capital at the acquisition date.
Value of Business Acquired/DAC/Additional Reserves
In conjunction with the acquisition of TLI, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the transaction. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions,

8

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

including mortality, persistency, expenses, interest rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly. Consistent with the acquisition being recorded at fair value, deferred acquisition costs which do not represent future cash flows are eliminated in pushdown accounting. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. In pushdown accounting these liabilities were increased to fair value, which is presented separately from VOBA as additional insurance liability in Reserves for future policy benefits and Other policyholder funds and benefits payable. The additional liability is amortized to income over the policy or other relevant time period.
Adoption of New Accounting Standards
Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings
In February 2018, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in accumulated other comprehensive income ("AOCI") resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment. Under U.S. GAAP the Company recorded the total effect of the change in enacted tax rates on deferred tax balances as a charge to income tax expense within net income, including the change in deferred tax balances related to components of AOCI. The new accounting guidance permitted the Company to reclassify the “stranded” tax effects out of AOCI and into retained earnings that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. On January 1, 2018, the Company (Predecessor Company) adopted the new guidance and recorded a reclassification of $193 which increased AOCI and reduced retained earnings.
Financial Instruments - Recognition and Measurement
On January 1, 2018, the Company (Predecessor Company) adopted updated guidance issued by the FASB for the recognition and measurement of financial instruments through a cumulative effect adjustment to the opening balances of retained earnings and AOCI. The new guidance requires investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance also requires a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under prior guidance, the Company reported equity securities, available for sale ("AFS"), at fair value with changes in fair value reported in other comprehensive income. As of January 1, 2018, the Company (Predecessor Company) reclassified from AOCI to retained earnings net unrealized gains of $11, after tax, related to equity securities having a fair value of $154. Beginning in 2018, the Company reports equity securities at fair value with changes in fair value reported in net realized capital gains and losses.
Revenue Recognition
On January 1, 2018, the Company (Predecessor Company) adopted the FASB’s updated guidance for recognizing revenue from contracts with customers, which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services. The updated guidance is consistent with previous guidance for the Company’s transactions and did not have an effect on the Company’s financial position, cash flows or net income.
Revenue from customers for other than insurance and investment contracts was $54 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $40 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $58 and $63 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively. The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

9

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Future Adoption of New Accounting Standards
Hedging Activities
The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under current accounting, total hedge ineffectiveness is reported separately in realized gains and losses apart from the hedged transaction. The updated guidance is effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company has no derivative instruments that qualify for hedge accounting, therefore there will be no impact on the Company's financial statements upon adoption.
Financial Instruments - Credit Losses
In June 2016 the FASB issued updated guidance for recognition and measurement of credit losses on certain financial instruments, including reinsurance recoverables. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. This guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and receivables. The measurement of the expected credit loss estimate will be based on historical loss data, current conditions, and reasonable and supportable forecasts. Credit losses on fixed maturities available-for-sale carried at fair value will continue to be measured like other-than-temporary impairments ("OTTI"); however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. The Company expects to adopt the updated guidance January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for financial instruments carried at other than fair value. The Company is in the process of evaluating the effect on its consolidated financial statements and the ultimate impact of the adoption will depend on the composition of the financial instruments and market conditions at the adoption date. Significant implementation matters yet to be addressed include estimating lifetime expected losses on financial instruments carried at other than fair value including reinsurance recoverables, determining the impact of valuation allowances on net investment income from fixed maturities AFS, updating our investment accounting system functionality to maintain adjustable valuation allowance on fixed maturities, AFS, and developing a detailed implementation plan.
Changes to the Disclosure Requirements for Fair Value Measurement
On August 28, 2018 the FASB issued ASU 2018-13 which removes, modifies and adds certain disclosure requirements related to fair value measurements in ASC 820, Fair Value Measurements. The amendments in this guidance are effective January 1, 2020 with early adoption permitted for any removed or modified disclosures upon issuance of the guidance. Further, entities are permitted to delay adoption of the additional disclosures until their effective date. The Company has not yet determined the timing of its adoption and is currently assessing the impact of ASU 2018-13 on its financial statements.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12 on August 15, 2018 which impacts the existing recognition, measurement, presentation, and disclosure requirements for certain long duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits by requiring annual or more frequent updates of insurance assumptions and modifying the rate used to discount future cash flows. Cash flows under the new guidance are required to be discounted using an upper-medium grade fixed income instrument yield. The discount rate is required to be updated at each reporting date, with the effect of discount rate changes on the liability recorded in OCI. This is a change from current GAAP which utilizes assumptions, including discount rate, "locked in" at policy issuance and until such time as significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. When this occurs, premium deficiency reserves are recognized by unlocking reserve assumptions to eliminate a reserve deficiency under current GAAP.
Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts and improve the effectiveness of the required disclosures. These market risk benefit features are required to be measured at fair value with changes in fair value recorded in net income with the exception of changes in the fair value attributable to a change in the instrument's credit risk, which are required to be recognized in OCI.

10

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

This ASU is effective January 1, 2021 with early adoption permitted. The Company is currently assessing the anticipated impacts of applying ASU 2018-12 on its financial statements. While this guidance represents a material change from existing GAAP it does not change the underlying economics of the business or its related cash flows. The Company has not yet determined the timing of its adoption.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company's determination that it has one reportable segment is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as available-for-sale ("AFS") and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs (Predecessor Company), VOBA (Successor Company), and reserve adjustments. Effective January 1, 2018, equity securities are now measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Fixed maturities for which the Company elected the fair value option are classified as FVO, generally certain securities that contain embedded credit derivatives, and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the years ended December 31, 2017, and 2016 (Predecessor Company) may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

11

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities, FVO, equity securities, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, as well as ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Net Investment Income
Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments are impaired and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company used investment fund accounting applied to a wholly-owned fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the years ended December 31, 2017 and 2016 (Predecessor Company).
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through central clearing houses ("OTC-cleared") and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•	to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•	to manage liquidity;

•	to control transaction costs;

•	to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

12

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a hedge of a net investment in a foreign operation ("net investment" hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged in the Consolidated Statement of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

13

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions.

14

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance
The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.
Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.
The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company)
Deferred policy acquisition costs ("DAC") represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts. As a result of the acquisition of TLI being recorded at fair value, DAC which does not represent future cash flows, was eliminated in pushdown accounting.
Value of business acquired ("VOBA") represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the transaction. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including mortality, persistency, expenses, interest rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over estimated gross profits and it is reviewed for recoverability quarterly.
For universal life-type contracts (including variable annuities), the VOBA asset is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits ("EGPs"). The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
The Company determines EGPs using a set of stochastic reversion to mean ("RTM") separate account return projections which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s VOBA model is adjusted to reflect actual market returns at the end of each quarter. Through a consideration of recent market returns, the Company will unlock ("Unlock"), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.

15

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

In the fourth quarter of 2018, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC (predecessor), VOBA (successor), death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of DAC (predecessor) and VOBA (successor) by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs (Predecessor Company)/Value of Business Acquired (Successor Company) accounting policy section within this footnote.
The Company reinsures a portion of its in-force GMDB, GMWB, and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

16

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.
Separate Account Liabilities
The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

17

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3
Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.
18

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Successor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2018
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$516	$—	$514	$2
Collateralized loan obligations ("CLOs")	963	—	886	77
Commercial mortgage-backed securities ("CMBS")	1,407	—	1,366	41
Corporate	7,678	—	7,351	327
Foreign government/government agencies	377	—	377	—
Bonds of municipalities and political subdivisions ("municipal bonds")	734	—	734	—
Residential mortgage-backed securities ("RMBS")	1,033	—	590	443
U.S. Treasuries	1,131	322	809	—
Total fixed maturities	13,839	322	12,627	890
Fixed maturities, FVO	12	—	12	—
Equity securities, at fair value	116	54	16	46
Derivative assets
Interest rate derivatives	36	—	36	—
Guaranteed minimum withdrawal benefit ("GMWB") hedging instruments	44	—	8	36
Macro hedge program	132	—	—	132
Total derivative assets [2]	212	—	44	168
Short-term investments	844	464	380	—
Reinsurance recoverable for GMWB	40	—	—	40
Modified coinsurance reinsurance contracts	12	—	12	—
Separate account assets [3]	94,724	59,361	35,323	40
Total assets accounted for at fair value on a recurring basis	$109,799	$60,201	$48,414	$1,184
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(80)	$—	$—	$(80)
Total other policyholder funds and benefits payable	(80)	—	—	(80)
Derivative liabilities
Credit derivatives	2	—	2	—
Foreign exchange derivatives	(91)	—	(91)	—
Interest rate derivatives	(137)	—	(110)	(27)
GMWB hedging instruments	27	—	18	9
Macro hedge program	115	—	—	115
Total derivative liabilities [4]	(84)	—	(181)	97
Total liabilities accounted for at fair value on a recurring basis	$(164)	$—	$(181)	$17

19

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Predecessor Company
Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2017
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$819	$—	$806	$13
Collateralized loan obligations ("CLOs")	888	—	815	73
Commercial mortgage-backed securities ("CMBS")	2,084	—	2,058	26
Corporate	14,038	—	13,595	443
Foreign government/government agencies	407	—	406	1
Bonds of municipalities and political subdivisions ("municipal bonds")	1,266	—	1,228	38
Residential mortgage-backed securities ("RMBS")	1,427	—	735	692
U.S. Treasuries	1,870	284	1,586	—
Total fixed maturities	22,799	284	21,229	1,286
Fixed maturities, FVO	32	—	32	—
Equity securities, trading [1]	12	12	—	—
Equity securities, AFS	154	61	47	46
Derivative assets
Credit derivatives	1	—	1	—
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	47	—	47	—
GMWB hedging instruments	69	—	35	34
Macro hedge program	19	—	—	19
Total derivative assets [2]	135	—	82	53
Short-term investments	1,094	807	287	—
Reinsurance recoverable for GMWB	36	—	—	36
Modified coinsurance reinsurance contracts	55	—	55	—
Separate account assets [3]	113,302	73,538	38,677	185
Total assets accounted for at fair value on a recurring basis	$137,619	$74,702	$60,409	$1,606
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(75)	$—	$—	$(75)
Total other policyholder funds and benefits payable	(75)	—	—	(75)
Derivative liabilities
Foreign exchange derivatives	(187)	—	(187)	—
Interest rate derivatives	(403)	—	(374)	(29)
GMWB hedging instruments	(2)	—	(2)	—
Macro hedge program	4	—	—	4
Total derivative liabilities [4]	(588)	—	(563)	(25)
Total liabilities accounted for at fair value on a recurring basis	$(663)	$—	$(563)	$(100)

[1]	Included in other investments on the Consolidated Balance Sheets.

[2]
Includes derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 4 to this table for derivative liabilities.

[3]
Approximately $3.6 billion and $2.5 billion of investment sales receivable, as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $468 and $902 of investments, as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]
Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

20

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments and Free-standing Derivatives
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:

•	Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•
Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•
Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•
Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Controls
The fair value process for investments is monitored by the Valuation Committee of the Company's investment manager, which is a cross-functional group of senior management at the Company's investment manager that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as to approve changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.
There are also two working groups under the Valuation Committee of the Company's investment manager: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group ("Derivatives Working Group"). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

21

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.
The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.
The Company's investment manager conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•	Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•	Daily comparison of OTC derivative market valuations to counterparty valuations.

•	Review of weekly price changes compared to published bond prices of a corporate bond index.

•	Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•	Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.
The Company maintains oversight of its investment manager's internal controls, including valuation controls, and maintains the final decision on all valuation matters.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

22

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Level 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S. Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements
• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

23

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2018 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CMBS [3]	$1	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	278bps	Decrease
Corporate [4]	144	Discounted cash flows	Spread	145bps	1,145bps	400bps	Decrease
RMBS [3]	426	Discounted cash flows	Spread	31bps	346bps	92bps	Decrease
			Constant prepayment rate	—%	13%	6%	Decrease [5]
			Constant default rate	2%	8%	3%	Decrease
			Loss severity	—%	100%	58%	Decrease
As of December 31, 2017 (Predecessor Company)
CMBS [3]	$15	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	457bps	Decrease
Corporate [4]	190	Discounted cash flows	Spread	103bps	1,000bps	355bps	Decrease
Municipal	22	Discounted cash flows	Spread	192bps	250bps	228bps	Decrease
RMBS [3]	692	Discounted cash flows	Spread	24bps	463bps	77bps	Decrease
			Constant prepayment rate	—%	25%	6%	Decrease [5]
			Constant default rate	—%	7%	4%	Decrease
			Loss severity	—%	100%	65%	Decrease

[1]	The weighted average is determined based on the fair value of the securities.

[2]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]	Excludes securities for which the Company based fair value on broker quotations.

[4]
Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]	Decrease for above market rate coupons and increase for below market rate coupons.

24

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2018 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Interest rate derivatives
Interest rate swaps	$(27)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	22%	22%	Increase
Equity options	(1)	Option model	Equity volatility	30%	32%	Increase
Customized swaps	71	Discounted cash flows	Equity volatility	18%	30%	Increase
Interest rate swaption	1	Option model	Interest rate volatility	3%	3%	Increase
Macro hedge program [2]
Equity options	250	Option model	Equity volatility	17%	30%	Increase
As of December 31, 2017 (Predecessor Company)
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	2%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	19%	19%	Increase
Equity options	1	Option model	Equity volatility	27%	30%	Increase
Customized swaps	59	Discounted cash flows	Equity volatility	7%	30%	Increase
Macro hedge program [2]
Equity options	29	Option model	Equity volatility	18%	31%	Increase

[1]
Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]	Excludes derivatives for which the Company bases fair value on broker quotations.
While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), no significant adjustments were made by the Company to broker prices received.
Transfers between Levels
Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $171 and $283, for the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), respectively, which represented previously on-the-run U.S.Treasury securities that are now off-the-run. For the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), there were no transfers from Level 2 to Level 1. The amount of transfers from Level 1 to Level 2 was $773, for the year ended December 31, 2017 (Predecessor Company), which represented previously on-the-run U.S.Treasury securities that are now off-the-run. For the year ended December 31, 2017 (Predecessor Company), there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the transfers into and out of Level 3.

25

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives
The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a guaranteed remaining balance ("GRB") which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives
The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative
The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques
Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Controls
Oversight of the Company's valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company's valuation model as well as associated controls.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Claim Payments
The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.
The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognizes non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

26

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels

• Market implied equity volatility assumptions
• Credit standing adjustment assumptions

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives
As of December 31, 2018 (Successor Company)
Significant Unobservable Input	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal utilization [2]	15%	100%	Increase
Withdrawal rates [3]	—%	8%	Increase
Lapse rates [4]	1%	40%	Decrease
Reset elections [5]	20%	45%	Increase
Equity volatility [6]	17%	30%	Increase
Credit standing adjustment [7]	0.04%	0.28%	Decrease
As of December 31, 2017 (Predecessor Company)
Significant Unobservable Input	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]
Withdrawal utilization [2]	15%	100%	Increase
Withdrawal rates [3]	—%	8%	Increase
Lapse rates [4]	—%	40%	Decrease
Reset elections [5]	30%	75%	Increase
Equity volatility [6]	7%	30%	Increase

[1]	Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]	Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]	Range represents assumed annual amount withdrawn by policyholders.

[4]	Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]	Range represents assumed percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]	Range represents implied market volatilities for equity indices based on multiple pricing sources.

[7]	Range represents Company credit spreads, adjusted for market recoverability.

27

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 51% were subject to significant liquidation restrictions as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company). Total limited partnerships that do not allow any form of redemption were 0% and 21%, as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.
The following tables present a reconciliation of the beginning and ending balances for fair value measurements for the period of June 1, 2018 to December 31, 2018 (Successor Company), for which the Company had used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of June 1, 2018	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2018
Assets
Fixed maturities, AFS
ABS	$12	$—	$—	$20	$(1)	$(4)	$1	$(26)	$2
CLOs	65	—	(1)	142	(3)	(7)	—	(119)	77
CMBS	17	—	—	42	(1)	(1)	—	(16)	41
Corporate	451	(6)	(7)	17	(2)	(33)	6	(99)	327
Municipal	24	—	—	—	—	(12)	—	(12)	—
RMBS	617	—	(1)	38	(71)	(117)	—	(23)	443
Total fixed maturities, AFS	1,186	(6)	(9)	259	(78)	(174)	7	(295)	890
Equity securities, at fair value	42	1	—	4	—	(1)	—	—	46
Freestanding derivatives
Interest rate	(27)	—	—	—	—	—	—	—	(27)
GMWB hedging instruments	17	28	—	—	—	—	—	—	45
Macro hedge program	(5)	156	—	41	55	—	—	—	247
Total freestanding derivatives [5]	(15)	184	—	41	55	—	—	—	265
Reinsurance recoverable for GMWB	22	10	—	—	8	—	—	—	40
Separate accounts	55	—	—	45	—	(7)	6	(59)	40
Total assets	$1,290	$189	$(9)	$349	$(15)	$(182)	$13	$(354)	$1,281
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(21)	(25)	—	—	(34)	—	—	—	(80)
Total other policyholder funds and benefits payable	(21)	(25)	—	—	(34)	—	—	—	(80)
Total liabilities	$(21)	$(25)	$—	$—	$(34)	$—	$—	$—	$(80)

28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2018 to May 31, 2018 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2018	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of May 31, 2018
Assets
Fixed maturities, AFS
ABS	$13	$—	$—	$6	$(1)	$—	$1	$(7)	$12
CLOs	73	—	—	5	—	(3)	—	(10)	65
CMBS	26	—	—	7	(1)	(15)	—	—	17
Corporate	443	2	(23)	47	(16)	(46)	64	(20)	451
Foreign Govt./Govt. agencies	1	—	—	—	(1)	—	—	—	—
Municipal	38	—	(1)	—	—	—	—	(13)	24
RMBS	692	—	(3)	35	(78)	(24)	—	(5)	617
Total fixed maturities, AFS	1,286	2	(27)	100	(97)	(88)	65	(55)	1,186
Equity securities, at fair value	46	10	—	—	—	(14)	—	—	42
Freestanding derivatives
Interest rate	(29)	2	—	—	—	—	—	—	(27)
GMWB hedging instruments	34	(15)	—	—	—	(2)	—	—	17
Macro hedge program	23	(28)	—	—	—	—	—	—	(5)
Total freestanding derivatives [5]	28	(41)	—	—	—	(2)	—	—	(15)
Reinsurance recoverable for GMWB	36	(19)	—	—	5	—	—	—	22
Separate accounts	185	—	—	34	—	(164)	22	(22)	55
Total assets	$1,581	$(48)	$(27)	$134	$(92)	$(268)	$87	$(77)	$1,290
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(75)	82	—	—	(28)	—	—	—	(21)
Total other policyholder funds and benefits payable	(75)	82	—	—	(28)	—	—	—	(21)
Total liabilities	$(75)	$82	$—	$—	$(28)	$—	$—	$—	$(21)

29

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2017 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

Fair Value Roll-forwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of January 1, 2017	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2017
Assets
Fixed maturities, AFS
ABS	$37	$—	$—	$14	$(6)	$—	$6	$(38)	$13
CLOs	260	14	(17)	147	(107)	(19)	—	(205)	73
CMBS	21	—	1	33	(4)	—	—	(25)	26
Corporate	566	(8)	23	111	(7)	(95)	78	(225)	443
Foreign Govt./Govt. agencies	17	—	1	3	(2)	—	—	(18)	1
Municipal	72	—	4	—	(1)	(5)	—	(32)	38
RMBS	711	—	19	155	(185)	—	—	(8)	692
Total fixed maturities, AFS	1,684	6	31	463	(312)	(119)	84	(551)	1,286
Equity securities, AFS	44	—	(4)	6	—	—	—	—	46
Freestanding derivatives
Equity	—	—	—	—	—	—	—	—	—
Interest rate	(30)	1	—	—	—	—	—	—	(29)
GMWB hedging instruments	81	(47)	—	—	—	—	—	—	34
Macro hedge program	167	10	—	9	—	(163)	—	—	23
Total freestanding derivatives [5]	218	(36)	—	9	—	(163)	—	—	28
Reinsurance recoverable for GMWB	73	(52)	—	—	15	—	—	—	36
Separate accounts	201	3	6	152	(8)	(53)	11	(127)	185
Total assets	$2,220	$(79)	$33	$630	$(305)	$(335)	$95	$(678)	$1,581
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	(241)	231	—	—	(65)	—	—	—	(75)
Equity linked notes	(33)	(4)	—	—	37	—	—	—	—
Total other policyholder funds and benefits payable	(274)	227	—	—	(28)	—	—	—	(75)
Total liabilities	$(274)	$227	$—	$—	$(28)	$—	$—	$—	$(75)

[1]
The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]
Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[3]	All amounts are before income taxes and amortization.

[4]	Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]	Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]	Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

30

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income (Loss) for Financial Instruments Classified as Level 3 Still Held at End of Period
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018 [1] [2]	January 1, 2018 to May 31, 2018 [1] [2]	For the Year Ended December 31, 2017 [1] [2]
Assets
Fixed maturities, AFS
Corporate	$(6)	$2	$(1)
Total fixed maturities, AFS	(6)	2	(1)
Freestanding derivatives
Interest rate	1	(5)	1
GMWB hedging instruments	28	(17)	(61)
Macro hedge program	252	(26)	(77)
Total freestanding derivatives	281	(48)	(137)
Reinsurance recoverable for GMWB	10	(19)	(52)
Separate accounts	—	—	1
Total assets	$285	$(65)	$(189)
(Liabilities)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	$(25)	$82	$231
Equity linked notes	—	—	(4)
Total other policyholder funds and benefits payable	(25)	82	227
Total liabilities	$(25)	$82	$227

[1]
All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.

[2]	Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.
Fair Value Option
The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets.
As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the fair value of assets and liabilities using the fair value option was $12 and $32, respectively, within the residential real estate sector.
The Company also previously elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedged the risk associated with the investments. The swaps did not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps were recorded in net realized capital gains and losses. These equity securities were classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities was recorded in net investment income and changes in fair value were recorded in net realized capital gains and losses.
For the period of June 1, 2018 to December 31, 2018 (Successor Company) and the period of January 1, 2018 to May 31, 2018 (Predecessor Company) there were no realized capital gains (losses) related to the fair value of assets using the fair value option. For the year ended December 31, 2017 (Predecessor Company) the income earned from FVO securities and the changes recorded in net realized capital gains (losses) were $1, related to equity securities. For the year ended December 31, 2016 (Predecessor Company) the income earned from FVO securities and the changes recorded in net realized capital gains (losses) was $3 and $(34), related to residential real-estate and equity securities, respectively. The Company did not hold any of these equity securities as of December 31, 2018 (Successor Company).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Financial Assets and Liabilities Not Carried at Fair Value
		Successor Company		Predecessor Company
	Fair Value Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
		December 31, 2018		December 31, 2017
Assets
Policy loans	Level 3	$1,441	$1,441	$1,432	$1,432
Mortgage loans	Level 3	$2,100	$2,125	$2,872	$2,941
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$6,186	$5,888	$5,905	$6,095
Consumer notes [2] [3]	Level 3	$—	$—	$8	$8
Assumed investment contracts [3]	Level 3	$185	$185	$342	$361

[1]	Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]	Excludes amounts carried at fair value and included in preceding disclosures.

[3]	Included in other liabilities in the Consolidated Balance Sheets.

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TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
(Before-tax)			2017	2016
Fixed maturities [1]	$343	$395	$995	$1,049
Equity securities	9	4	9	8
Mortgage loans	49	54	124	135
Policy loans	48	32	79	83
Limited partnerships and other alternative investments	67	41	75	86
Other [2]	11	13	54	64
Investment expenses	(18)	(19)	(55)	(52)
Total net investment income	$509	$520	$1,281	$1,373

[1]	Includes net investment income on short-term investments.

[2]	Primarily includes income from derivatives that qualify for hedge accounting and hedge fixed maturities.

Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
(Before tax)			2017	2016
Gross gains on sales	$12	$49	$226	$211
Gross losses on sales	(38)	(112)	(58)	(93)
Equity securities [1]	(21)	2	—	—
Net OTTI losses recognized in earnings	(7)	—	(14)	(28)
Valuation allowances on mortgage loans	(5)	—	2	—
Results of variable annuity hedge program
GMWB derivatives, net	12	12	48	(38)
Macro hedge program	153	(36)	(260)	(163)
Total results of variable annuity hedge program	165	(24)	(212)	(201)
Transactional foreign currency revaluation	9	(6)	(1)	(70)
Non-qualifying foreign currency derivatives	(10)	7	(5)	57
Other, net [2]	37	(23)	2	(39)
Net realized capital gains (losses)	$142	$(107)	$(60)	$(163)

[1]	Effective January 1, 2018, with adoption of new accounting standards for equity securities, include all changes in fair value and trading gains and losses for equity securities at fair value.

[2]
Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $35 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $(10) for the period of January 1, 2018 to May 31, 2018 (Predecessor Company), and $0 and $6 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. For the period of June 1, 2018 to December 31, 2018 (Successor Company), before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $(32). Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses were $(2) for the period January 1, 2018 to May 31, 2018 (Predecessor Company). Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $153 and $89 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Sales of AFS Securities
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Fixed maturities, AFS
Sale proceeds	$2,523	$3,523	$7,979	$7,409
Gross gains	12	45	211	206
Gross losses	(37)	(47)	(56)	(85)
Equity securities, AFS
Sale proceeds			$203	$321
Gross gains			13	4
Gross losses			(1)	(8)
Sales of AFS securities in 2018 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.
The net unrealized gain (loss) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2018 (Successor Company), was $(14) and $(3) for the period of June 1, 2018 to December 31, 2018 (Successor Company), and the period of January 1, 2018 to May 31, 2018 (Predecessor Company), respectively. Prior to January 1, 2018, changes in net unrealized gains (losses) were included in AOCI.
Recognition and Presentation of Other-Than-Temporary Impairments
The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.
The Company will also record an OTTI for those fixed maturities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.
The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to, (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ("LTV") ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.
Prior to January 1, 2018, the Company recorded an OTTI for certain equity securities with debt-like characteristics if the Company intended to sell or it was more likely than not that the Company was required to sell the security before a recovery in value as well as for those equity securities for which the Company did not expect to recover the entire amortized cost basis. The Company also recorded an OTTI for equity securities where the decline in the fair value was deemed to be other-than-temporary. For further discussion of these policies, see Recognition and Presentation of Other-Than-Temporary Impairments within Note 3 - Investments of Notes to Consolidated Financial Statements included in the Company’s 2017 Form 10-K Annual Report (Predecessor Company).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Impairments in Earnings by Type
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Intent-to-sell impairments	$1	$—	$—	$4
Credit impairments	6	—	14	22
Impairments on equity securities	—	—	—	2
Total impairments	$7	$—	$14	$28

Cumulative Credit Impairments
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
(Before tax)			2017	2016
Balance as of beginning of period	$—	$(88)	$(170)	$(211)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(6)	—	(1)	(9)
Securities previously impaired	—	—	(13)	(13)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	—	17	82	44
Securities due to an increase in expected cash flows	—	1	14	19
Balance as of end of period	$(6)	$(70)	$(88)	$(170)

[1]	These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.
Available-for-Sale Securities

AFS Securities by Type
	Successor Company					Predecessor Company
	December 31, 2018					December 31, 2017
	Cost or Amortized Cost [1]	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [2]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non-Credit OTTI [2]
ABS	$514	$2	$—	$516	$—	$821	$9	$(11)	$819	$—
CLOs	971	5	(13)	963	—	886	2	—	888	—
CMBS	1,409	8	(7)	1,407	—	2,061	45	(22)	2,084	(1)
Corporate	7,860	19	(236)	7,678	(1)	12,587	1,483	(32)	14,038	—
Foreign govt./govt. agencies	383	3	(6)	377	—	379	30	(2)	407	—
Municipal	738	5	(10)	734	—	1,125	142	(1)	1,266	—
RMBS	1,034	3	(4)	1,033	—	1,388	41	(2)	1,427	—
U.S. Treasuries	1,126	8	(3)	1,131	—	1,667	206	(3)	1,870	—
Total fixed maturities, AFS	14,035	53	(279)	13,839	(1)	20,914	1,958	(73)	22,799	(1)
Equity securities, AFS [3]						140	14	—	154	—
Total AFS securities	$14,035	$53	$(279)	$13,839	$(1)	$21,054	$1,972	$(73)	$22,953	$(1)

[1]
The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

[2]
Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company).

[3]
Effective January 1, 2018, with the adoption of new accounting standards for financial instruments, equity securities, AFS were reclassified to equity securities at fair value and are excluded from the table above as of December 31, 2018.

Fixed maturities, AFS, by Contractual Maturity Year
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$481	$479	$844	$850
Over one year through five years	1,508	1,501	3,498	3,580
Over five years through ten years	1,807	1,783	3,178	3,321
Over ten years	6,311	6,157	8,238	9,830
Subtotal	10,107	9,920	15,758	17,581
Mortgage-backed and asset-backed securities	3,928	3,919	5,156	5,218
Total fixed maturities, AFS	$14,035	$13,839	$20,914	$22,799
Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.
The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies as of December 31, 2018 (Successor Company) or December 31, 2017 (Predecessor Company). As of December 31, 2018 (Successor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were CVS Health Corporation, Microsoft Corporation, and HSBC Holdings PLC, which each comprised less than 1% of total invested assets. As of December 31, 2017 (Predecessor Company), other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were HSBC Holdings PLC, Microsoft Corporation, and National Grid PLC, which each comprised less than 1% of total invested assets.
The Company’s three largest exposures by sector as of December 31, 2018 (Successor Company), were utilities, financial services, and CMBS which comprised approximately 8%, 7% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2017 (Predecessor Company) were financial services, utilities, and CMBS which comprised approximately 9%, 9% and 7%, respectively, of total invested assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Losses on AFS Securities

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2018
Successor Company
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost [1]	Fair Value	Unrealized Losses	Amortized Cost [1]	Fair Value	Unrealized Losses	Amortized Cost [1]	Fair Value	Unrealized Losses
ABS	$179	$179	$—	$—	$—	$—	$179	$179	$—
CLOs	887	874	(13)	—	—	—	887	874	(13)
CMBS	762	754	(7)	—	—	—	762	754	(7)
Corporate	6,748	6,549	(236)	—	—	—	6,748	6,549	(236)
Foreign govt./govt. agencies	218	212	(6)	—	—	—	218	212	(6)
Municipal	490	480	(10)	—	—	—	490	480	(10)
RMBS	727	723	(4)	—	—	—	727	723	(4)
U.S. Treasuries	619	616	(3)	—	—	—	619	616	(3)
Total fixed maturities, AFS in an unrealized loss position	$10,630	$10,387	$(279)	$—	$—	$—	$10,630	$10,387	$(279)

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2017
Predecessor Company
	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$158	$157	$(1)	$219	$209	$(10)	$377	$366	$(11)
CLOs	242	242	—	37	37	—	279	279	—
CMBS	524	517	(7)	346	331	(15)	870	848	(22)
Corporate	1,082	1,074	(8)	779	755	(24)	1,861	1,829	(32)
Foreign govt./govt. agencies	60	59	(1)	35	34	(1)	95	93	(2)
Municipal	9	9	—	10	9	(1)	19	18	(1)
RMBS	288	287	(1)	28	27	(1)	316	314	(2)
U.S. Treasuries	382	380	(2)	38	37	(1)	420	417	(3)
Total fixed maturities, AFS in an unrealized loss position	$2,745	$2,725	$(20)	$1,492	$1,439	$(53)	$4,237	$4,164	$(73)
Equity securities, AFS [2]	6	6	—	3	3	—	9	9	—
Total securities in an unrealized loss position	$2,751	$2,731	$(20)	$1,495	$1,442	$(53)	$4,246	$4,173	$(73)

[1]
The cost or amortized cost of assets that support modified coinsurance reinsurance contracts were not adjusted as part of the application of pushdown accounting. As a result, gross unrealized gains (losses) only include subsequent changes in value recorded in AOCI beginning June 1, 2018. Prior changes in value have been recorded in additional paid-in capital.

[2]
Effective January 1, 2018, with the adoption of new accounting standards for financial instruments, equity securities, AFS were reclassified to equity securities at fair value and are excluded from the table above as of December 31, 2018.

As of December 31, 2018 (Successor Company), AFS securities in an unrealized loss position consisted of 2,234 securities, primarily in the corporate sector, which were depressed due to widening of credit spreads since the application of pushdown accounting in connection with the May 31, 2018 sale by HHI. As of December 31, 2018, 99% of these securities were depressed less than 20% of cost or amortized cost.
The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans
Mortgage Loan Valuation Allowances
Mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.
For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan's estimated value is most frequently the Company's share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The Company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.
As of December 31, 2018 (Successor Company), mortgage loans had an amortized cost and carrying value of $2.1 billion, with a valuation allowance of $(5). As of December 31, 2017 (Predecessor Company), mortgage loans had an amortized cost and carrying value of $2.9 billion with no valuation allowance. Amortized cost represents carrying value prior to valuation allowances, if any.
As of December 31, 2018 (Successor Company), the carrying value of mortgage loans that had a valuation allowance was $23. There were no mortgage loans held-for-sale as of December 31, 2018 (Successor Company) or December 31, 2017 (Predecessor Company). As of December 31, 2018 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Valuation Allowance Activity
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Beginning balance	$—	$—	$(19)	$(19)
Reversals/(Additions)	(6)	—	(1)	—
Deductions	1	—	20	—
Ending balance	$(5)	$—	$—	$(19)
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 52% as of December 31, 2018 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) the Company held no delinquent commercial mortgages loan past due by 90 days or more.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans Credit Quality
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$—	0.00x	$5	1.26x
65% - 80%	340	1.78x	125	1.88x
Less than 65%	1,760	2.48x	2,742	2.69x
Total mortgage loans	$2,100	2.36x	$2,872	2.65x

Mortgage Loans by Region
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$56	2.7%	$62	2.1%
East South Central	19	0.9%	14	0.5%
Middle Atlantic	131	6.2%	291	10.1%
Mountain	51	2.4%	53	1.9%
New England	79	3.7%	92	3.2%
Pacific	684	32.6%	838	29.2%
South Atlantic	457	21.8%	608	21.2%
West South Central	226	10.8%	195	6.8%
Other [1]	397	18.9%	719	25.0%
Total mortgage loans	$2,100	100%	$2,872	100%

[1]	Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company		Predecessor Company
	December 31, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Industrial	$580	27.6%	$743	25.9%
Lodging	24	1.1%	24	0.8%
Multifamily	518	24.7%	662	23.0%
Office	478	22.8%	685	23.9%
Retail	286	13.6%	557	19.4%
Single Family	86	4.1%	—	—%
Other	128	6.1%	201	7.0%
Total mortgage loans	$2,100	100%	$2,872	100%
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it

39

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Consolidated Financial Statements. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) is limited to the total carrying value of $849 and $900, respectively, which are included in limited partnerships and other alternative investments in the Company's Consolidated Balance Sheets. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the Company has outstanding commitments totaling $474 and $673, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Securities Lending, Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through securities lending and repurchase agreements.
Securities Lending
Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s Consolidated Balance Sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. Income associated with securities lending transactions is reported as a component of net investment income in the Company’s Consolidated Statements of Operations.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. These transactions generally have a contractual maturity of ninety days or less. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase

40

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short term investments in the Company's Consolidated Balance Sheets.

Securities Lending and Repurchase Agreements
	Successor Company	Predecessor Company
	December 31, 2018	December 31, 2017
	Fair Value	Fair Value
Securities Lending Transactions:
Gross amount of securities on loan	$277	$674
Gross amount of associated liability for collateral received [1]	$284	$689

Repurchase Agreements:
Gross amount of recognized liabilities for repurchase agreements	$186	$202
Gross amount of collateral pledged related to repurchase agreements [2]	$190	$206
Gross amount of recognized receivables for reverse repurchase agreements [3]	$25	$—

[1]
Cash collateral received is reinvested in fixed maturities, AFS and short term investments which are included in the Consolidated Balance Sheets. Amount includes additional securities collateral received of $1 and $1 which are excluded from the Company's Consolidated Balance Sheets as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), respectively.

[2]	Collateral pledged is included within fixed maturities, AFS and short term investments in the Company's Consolidated Balance Sheets.

[3]	Collateral received is included within short term investments in the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the fair value of securities on deposit was $23 and $22, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $67 for the period June 1, 2018 to December 31, 2018 (Successor Company), $41 for the period January 1, 2018 to May 31, 2018 (Predecessor Company), $75 and $96 for the periods ended December 31, 2017 and 2016 (Predecessor Company), respectively. Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2018 (Successor Company) is limited to the total carrying value of $894. In addition, the Company has outstanding commitments totaling approximately $478, to fund limited partnership and other alternative investments as of December 31, 2018 (Successor Company). The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2018, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $132.7 billion and $161.1 billion as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $28.6 billion and $46.5 billion as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), respectively. Aggregate net investment income of the limited partnerships in which the Company invested totaled $653, $1.8 billion and $0.9 billion for the periods ended December 31, 2018 (Successor Company), 2017 (Predecessor Company) and 2016 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the limited partnerships in which the Company invested totaled $8.9 billion, $8.1 billion, and $7.4 billion for the periods ended

41

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

December 31, 2018 (Successor Company), 2017 (Predecessor Company) and 2016 (Predecessor Company), respectively. As of, and for the period ended, December 31, 2018 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

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TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives

Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
The Company's derivatives may satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that qualified for hedge accounting were recorded at fair value through adjustments to additional paid in capital at the acquisition date. As of December 31, 2018 (Successor Company), the Company has no derivative instruments that qualify for hedge accounting. The hedge strategies by hedge accounting designation have previously included:
Cash Flow Hedges
Interest rate swaps have been predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily converted interest receipts on floating-rate fixed maturity securities to fixed rates. The Company also previously entered into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.
Foreign currency swaps have been used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-qualifying Strategies
Derivative relationships that do not qualify for hedge accounting ("non-qualifying strategies") primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps and Futures
The Company uses interest rate swaps, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the notional amount of interest rate swaps in offsetting relationships was $1.5 billion and $2.7 billion, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash and, previously, to hedge equity securities.
Fixed Payout Annuity Hedge
The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit

43

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. The Company previously entered into total return swaps to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contained embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative ("GMWB product derivatives") that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.
The Company utilizes derivatives ("GMWB hedging instruments") as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments
	Notional Amount		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Customized swaps	$3,877	$5,023	$71	$59
Equity swaps, options, and futures	776	1,407	(25)	(31)
Interest rate swaps and futures	3,140	3,022	25	39
Total	$7,793	$9,452	$71	$67
Macro Hedge Program
The Company utilizes equity swaps, options and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and guaranteed minimum death benefits ("GMDB") claims as well as lower variable annuity fee revenue. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.
Modified Coinsurance Reinsurance Contracts
As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company had approximately $798 and $861, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk

44

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section of Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

	Net Derivatives				Asset Derivatives [1]		Liability Derivatives [1]
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company	Successor Company	Predecessor Company
Hedge Designation/ Derivative Type	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017	Dec 31, 2018	Dec 31, 2017
Cash flow hedges
Interest rate swaps	$—	$1,486	$—	$—	$—	$1	$—	$(1)
Foreign currency swaps	—	182	—	(12)	—	5	—	(17)
Total cash flow hedges	—	1,668	—	(12)	—	6	—	(18)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,152	3,219	(101)	(356)	38	203	(139)	(559)
Foreign exchange contracts
Foreign currency swaps and forwards	225	342	(9)	(6)	7	—	(16)	(6)
Fixed payout annuity hedge	270	540	(82)	(170)	—	—	(82)	(170)
Credit contracts
Credit derivatives that purchase credit protection	45	80	(1)	(3)	—	—	(1)	(3)
Credit derivatives that assume credit risk [2]	372	380	3	3	3	3	—	—
Credit derivatives in offsetting positions	43	200	—	1	5	7	(5)	(6)
Variable annuity hedge program
GMWB product derivatives [3]	9,957	11,390	(80)	(75)	—	—	(80)	(75)
GMWB reinsurance contracts	2,115	2,372	40	35	40	35	—	—
GMWB hedging instruments	7,793	9,452	71	67	114	116	(43)	(49)
Macro hedge program	10,765	7,252	247	23	288	45	(41)	(22)
Other
Modified coinsurance reinsurance contracts	798	861	12	55	12	55	—	—
Total non-qualifying strategies	35,535	36,088	100	(426)	507	464	(407)	(890)
Total cash flow hedges and non-qualifying strategies	$35,535	$37,756	$100	$(438)	$507	$470	$(407)	$(908)
Balance Sheet Location
Fixed maturities, available-for-sale	$41	$39	$—	$—	$—	$—	$—	$—
Other investments	11,000	10,340	212	135	248	149	(36)	(14)
Other liabilities	11,623	12,754	(84)	(588)	207	231	(291)	(819)
Reinsurance recoverables	2,914	3,233	52	90	52	90	—	—
Other policyholder funds and benefits payable	9,957	11,390	(80)	(75)	—	—	(80)	(75)
Total derivatives	$35,535	$37,756	$100	$(438)	$507	$470	$(407)	$(908)

[1]	Certain prior year amounts have been restated to conform to the current year presentation for OTC-cleared derivatives.

[2]	The derivative instruments related to this strategy are held for other investment purposes.

[3]	These derivatives are embedded within liabilities and are not held for risk management purposes.

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TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)
			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities) [1]	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [2] (Liabilities) [3]	Accrued Interest and Cash Collateral (Received) [3] Pledged [4]	Financial Collateral (Received) [5]	Net Amount
Successor Company
As of December 31, 2018
Other investments	$455	$352	$212	$(109)	$65	$38
Other liabilities	(327)	(147)	(84)	(96)	(178)	(2)
Predecessor Company
As of December 31, 2017
Other investments	$380	$338	$135	$(93)	$—	$42
Other liabilities	(833)	(154)	(588)	(91)	(674)	(5)

[1]	Certain prior year amounts have been restated to conform to the current year presentation for OTC-cleared derivatives.

[2]	Included in other invested assets in the Company's Consolidated Balance Sheets.

[3]	Included in other liabilities in the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[4]	Included in other investments in the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[5]	Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Recognized in OCI on Derivative (Effective Portion)
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	2017	2016
Interest rate swaps	$—	$(17)	$(13)	$(16)
Foreign currency swaps	—	—	4	2
Total	$—	$(17)	$(9)	$(14)

46

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships
Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		Successor Company	Predecessor Company
		June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	2017	2016
Interest rate swaps	Net realized capital gains (losses)	$—	$—	$(1)	$1
Interest rate swaps	Net investment income	—	8	26	25
Foreign currency swaps	Net realized capital gains (losses)	—	(2)	11	(2)
Total		$—	$6	$36	$24
For all periods presented, the Successor and Predecessor Company had no ineffectiveness recognized in income within net realized capital gains (losses).
For all periods presented, the Successor and Predecessor Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
Variable annuity hedge program
GMWB product derivatives	$(25)	$82	$231	$88
GMWB reinsurance contracts	1	(25)	(49)	(14)
GMWB hedging instruments	36	(45)	(134)	(112)
Macro hedge program	153	(36)	(260)	(163)
Total variable annuity hedge program	165	(24)	(212)	(201)
Foreign exchange contracts
Foreign currency swaps and forwards	2	(3)	(9)	32
Fixed payout annuity hedge	(15)	10	4	25
Total foreign exchange contracts	(13)	7	(5)	57
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	23	(40)	4	(18)
Credit contracts
Credit derivatives that purchase credit protection	—	1	(12)	(9)
Credit derivatives that assume credit risk	(1)	(3)	18	15
Equity contracts
Equity index swaps and options	—	—	3	30
Other
Modified coinsurance reinsurance contracts	13	32	(13)	(12)
Total other non-qualifying derivatives	35	(10)	—	6
Total [1]	$187	$(27)	$(217)	$(138)

[1]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

As of December 31, 2018 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$80	$1	4 years	Corporate Credit/ Foreign Gov.	A	$—	$—
Basket credit default swaps [4]
Investment grade risk exposure	202	1	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	80	2	5 years	Corporate Credit	B+		—
Investment grade risk exposure	12	(1)	5 years	CMBS Credit	A-	2	—
Below investment grade risk exposure	19	(5)	Less than 1 Year	CMBS Credit	B-	19	5
Total [5]	$393	$(2)				$21	$5

As of December 31, 2017 (Predecessor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$120	$3	5 years	Corporate Credit/ Foreign Gov.	A-	$—	$—
Below investment grade risk exposure	43	—	Less than 1 Year	Corporate Credit	B	43	—
Basket credit default swaps [4]
Investment grade risk exposure	250	—	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	22	2	3 years	Corporate Credit	B+	22	—
Investment grade risk exposure	15	(1)	4 years	CMBS Credit	A	5	—
Below investment grade risk exposure	30	(5)	Less than 1 Year	CMBS Credit	CCC	30	5
Total [5]	$480	$(1)				$100	$5

[1]
The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]
Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]
Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

48

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company pledged cash collateral associated with derivative instruments with a fair value of $2 and $6, respectively, for which the collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company Company's election to offset on the balance sheet. The Company also pledged securities collateral associated with derivative instruments with a fair value of $191 and $729, respectively, as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company) which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company has pledged initial margin of cash and securities to clearinghouses and exchanges related to OTC-cleared and exchange traded derivatives of $85 and $136, respectively.
As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the Company accepted cash collateral associated with derivative instruments of $402 and $310, respectively, which was invested and recorded in the Company's Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2018 (Successor Company) with a fair value of $76, all of which the Company has the ability to sell or repledge. As of December 31, 2018 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets. As of December 31, 2017 (Predecessor Company), the Company did not hold any securities collateral.

49

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance

The Company cedes insurance to unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Reinsurance Recoverables
Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables
	Successor Company	Predecessor Company
	As of December 31, 2018	As of December 31, 2017
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,354	$19,448
Commonwealth	8,969	—
Other reinsurers	1,241	1,337
Gross reinsurance recoverables	$29,564	$20,785
As of December 31, 2018, the Company (Successor Company) had reinsurance recoverables from Commonwealth, MassMutual and Prudential of approximately $9.0 billion, $8.1 billion and $11.3 billion, respectively. As of December 31, 2017, the Company (Predecessor Company) had reinsurance recoverables from MassMutual and Prudential of $8.3 billion and $11.1 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust.
No allowance for uncollectible reinsurance is required as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company). The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. Although management has determined that no allowance is required at this time, the Company closely monitors the financial condition, ratings and current market information of all of its counterparty reinsurers.
Insurance Revenues

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Years Ended December 31,
			2017	2016
Gross earned premiums, fee income and other	$1,439	$1,059	$2,434	$2,659
Reinsurance assumed	66	48	116	129
Reinsurance ceded	(972)	(684)	(1,539)	(1,616)
Net earned premiums, fee income and other	$533	$423	$1,011	$1,172
The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $731 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $546 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $1,150 and $1,131 for the years ended December 31, 2017, and 2016 (Predecessor Company), respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

50

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Deferred Policy Acquisition Costs and Value of Business Acquired

Changes in the DAC Balance [1]
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Balance, beginning of period	$—	$405	$463	$542
Deferred costs	—	1	2	7
Amortization — DAC	—	(13)	(51)	(40)
Amortization — Unlock benefit (charge), pre-tax	—	(3)	3	(74)
Adjustments to unrealized gains and losses on securities AFS and other	—	31	(12)	28
Balance, end of period	$—	$421	$405	$463

[1]
Effective with the application of pushdown accounting on May 31, 2018, the Company eliminated its DAC balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Changes in the VOBA Balance [1]
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Balance, beginning of period	$805	$—	$—	$—
Amortization	(80)	—	—	—
Amortization — Unlock charge, pre-tax	(19)	—	—	—
Adjustments to unrealized gains and losses on securities AFS and other	10	—	—	—
Balance, end of period	$716	$—	$—	$—

[1]
Effective with the application of pushdown accounting on May 31, 2018, the Company established its VOBA balance through a pushdown accounting adjustment. Please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

Expected Amortization of VOBA
Successor Company
Years	Expected Amortization
2019	$23
2020	$35
2021	$47
2022	$43
2023	$41

51

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total
Liability balance as of June 1, 2018 [4]	$471	$3,057	$14,529	$18,057
Incurred [3]	48	250	566	864
Paid	(57)	(31)	(510)	(598)
Liability balance as of December 31, 2018	$462	$3,276	$14,585	$18,323
Reinsurance recoverable asset, as of June 1, 2018 [4]	$294	$3,057	$1,964	$5,315
Incurred [3]	36	250	3,192	3,478
Paid	(46)	(31)	(184)	(261)
Reinsurance recoverable asset, as of December 31, 2018	$284	$3,276	$4,972	$8,532

Predecessor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2018	$873	$2,940	$10,669	$14,482
Incurred [3]	56	117	229	402
Paid	(45)	—	(326)	(371)
Change in unrealized investment gains and losses	—	—	(205)	(205)
Liability balance as of May 31, 2018	$884	$3,057	$10,367	$14,308
Reinsurance recoverable asset, as of January 1, 2018	$464	$2,940	$1,742	$5,146
Incurred [3]	36	117	(25)	128
Paid	(37)	—	(24)	(61)
Reinsurance recoverable asset, as of May 31, 2018	$463	$3,057	$1,693	$5,213

Predecessor Company
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2017	$786	$2,627	$10,587	$14,000
Incurred [3]	185	313	777	1,275
Paid	(98)	—	(787)	(885)
Change in unrealized investment gains and losses	—	—	92	92
Liability balance as of December 31, 2017	$873	$2,940	$10,669	$14,482
Reinsurance recoverable asset, as of January 1, 2017	$432	$2,627	$1,697	$4,756
Incurred [3]	113	313	108	534
Paid	(81)	—	(63)	(144)
Reinsurance recoverable asset, as of December 31, 2017	$464	$2,940	$1,742	$5,146

[1]
These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.

[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.
[4] For additional information regarding the June 1, 2018 valuations, please see Note 1, Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements for further discussion of pushdown accounting.

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TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2018 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$11,460	$2,543	$516	72
With 5% rollup [2]	942	177	68	72
With Earnings Protection Benefit Rider (“EPB”) [3]	2,899	452	76	72
With 5% rollup & EPB	400	92	20	74
Total MAV	15,701	3,264	680
Asset Protection Benefit ("APB") [4]	7,958	676	447	70
Lifetime Income Benefit ("LIB") – Death Benefit [5]	362	8	8	72
Reset [6] (5-7 years)	2,105	10	9	71
Return of Premium ("ROP") [7] /Other	5,654	76	73	72
Variable Annuity without GMDB [8]	1,846	—	—	68
Subtotal Variable Annuity [11]	$33,626	$4,034	$1,217	71
Less: General Account Value	3,387
Subtotal Variable Annuity Separate Account Liabilities	30,239
Separate Account Liabilities - Other	68,575
Total Separate Account Liabilities	$98,814

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).

[2]
Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]
EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.

[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).

[7]	ROP GMDB is the greater of current AV and net premiums paid.

[8]	Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

[9]	AV includes the contract holder’s investment in the separate account and the general account.

[10]
NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[11]
Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $5.0 billion of total account value and weighted average attained age of 74 years. There is no NAR or retained NAR related to these contracts.

53

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments
	Successor Company	Predecessor Company
Asset type	December 31, 2018	December 31, 2017
Equity securities (including mutual funds)	$28,953	$34,496
Cash and cash equivalents [1]	1,286	2,712
Total [2]	$30,239	$37,208

[1]
The Company has historically presented Cash and cash equivalents using a returns-based regression analysis. For the year ended December 31, 2018, the Cash and cash equivalents represent an allocation of the portfolio holdings.

[2]
Includes $1.8 billion and $1.9 billion of account value as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) for contracts without a GMDB due to certain elections made by policyholders or their beneficiaries.

As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), approximately 20% and 15% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 80% and 85% were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

54

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Other Intangible Assets

Other Intangible Assets
As of December 31, 2018 (Successor Company)
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Expected Life
Amortized Intangible Assets [1]	$29	$4	$25	5
Total Indefinite Lived Intangible Assets [2]	26	—	26	—
Total Other Intangible Assets	$55	$4	$51	5

[1]	Consist of internally developed software

[2]	Consist of state insurance licenses.

Expected Pre-tax Amortization Expense
Successor Company
Years	Expected Future Amortization
2019	$6
2020	$6
2021	$6
2022	$6
2023	$1

55

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The Connecticut Insurance Department ("CTDOI") will permit the Company to pledge up to approximately $1.2 billion in qualifying assets to secure FHLBB advances for 2019. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2018, the Company had no advances outstanding under the FHLBB facility.

56

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

The provision (benefit) for income taxes consists of the following:

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Income Tax Expense (Benefit)
Current - U.S. Federal	$(15)	$1	$4	$2
Deferred - U.S. Federal	74	6	418	72
Total income tax expense	$59	$7	$422	$74
Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	Successor Company	Predecessor Company
Deferred Tax Assets	As of December 31, 2018	As of December 31, 2017
Tax basis deferred policy acquisition costs	$40	$60
Unearned premium reserve and other underwriting related reserves	4	4
Financial statement DAC, VOBA and reserves	538	39
Investment-related items	—	155
Insurance product derivatives	—	12
Net operating loss carryover	206	681
Employee benefits	4	—
Foreign tax credit carryover	6	23
Net unrealized loss on investments	48	—
Deferred reinsurance gain	224	—
Other	12	29
Total Deferred Tax Assets	1,082	1,003
Deferred Tax Liabilities
Investment related items	(113)	—
Net unrealized gains on investments	—	(398)
Employee benefits	—	(49)
Total Deferred Tax Liabilities	(113)	(447)
Net Deferred Tax Assets	$969	$556

57

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

Due to the Talcott Resolution Sale Transaction, the Company will be part of The Hartford’s consolidated tax return for the period January 1, 2018 through May 31, 2018. The Company’s tax liability for this period is an allocable portion of The Hartford’s consolidated liability, and is computed in accordance with a written agreement with The Hartford. For the of period June 1, 2018 through December 31, 2018 the Company will file a separate consolidated return and stand alone federal income tax returns for the members noted below:

Talcott Resolution Life Insurance Company

	Talcott Resolution Life and Annuity Insurance Company	American Maturity Life Insurance Company	Talcott Resolution International Life Reassurance Company

Talcott Resolution Distribution Company	Talcott Resolution Comprehensive Employee Benefit Service Company
Consolidated Federal Tax Return
Stand Alone Federal Tax Return
The federal audits have been completed through 2013 and the Company is not currently under examination for any open years. Management believes that adequate provision has been made in the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. For the periods ending December 31, 2018 (Successor Company), and December 31, 2017 and May 31, 2018 (Predecessor Company), the Company had no reserves for uncertain tax positions. At December 31, 2018, there was no unrecognized tax benefit that if recognized would affect the effective tax rate and that is reasonably possible of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated financial statements. The Company recognized no interest expense for the period of June 1, 2018 to December 31, 2018 (Successor Company), the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and for the year ended December 31, 2017 (Predecessor Company). The Company had no interest payable as of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company). The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The application of purchase and pushdown accounting resulted in market value adjustments to the Company’s assets and liabilities, which resulted in a corresponding increase in the Company’s deferred tax asset. For further information, see Note 1- Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to net operating losses of $982 and $3,243, respectively. The December 31, 2018 total includes $596 of U.S. losses generated prior to 2017 that are subject to limits on the period for which they can be carried forward. If not utilized, these losses will expire from 2027 to 2030. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income. The December 31, 2018 total also includes $386 of U.S. losses generated in the Successor Company's taxable year beginning June 1, 2018; primarily due to the Commonwealth Annuity Reinsurance Agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year.

58

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)

Given the continued run off of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened, and given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time. In connection with the Talcott Resolution Sale Transaction, the Company has forgone approximately $555 of deferred tax assets associated with net operating loss carryovers that were retained by The Hartford.
Foreign Tax Credit Carryover
As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $6 and $23, respectively. In connection with the Talcott Resolution Sale Transaction, the Company has forgone approximately $23 of deferred tax assets associated with foreign tax credit carryovers that were retained by The Hartford.
Alternative Minimum Tax Credit
As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company), the Company had an alternative minimum tax credit ("AMT") carryover, net of a sequestration fee payable, of $0 and $235, respectively, which is reflected as a current income tax receivable within Other assets in the accompanying Consolidated Balance Sheets. In connection with the Talcott Resolution Sale Transaction, The Hartford retained all AMT credits.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Tax provision at U.S. Federal statutory rate	$98	$21	$132	$125
Dividends received deduction	(37)	(12)	(102)	(76)
Foreign related investments	(4)	(3)	(7)	(7)
Valuation allowance	—	—	—	31
Tax reform	—	(2)	396	—
Other	2	3	3	1
Provision for income taxes	$59	$7	$422	$74
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

59

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Lease Commitments
The rent paid to Hartford Fire Insurance Company ("Hartford Fire") for operating leases was $1 for the period of June 1, 2018 to December 31, 2018 (Successor Company), $1 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $2 and $2 for the years ended December 31, 2017 and 2016 (Predecessor Company), respectively.

Operating Leases
2019	$2
2020	2
2021	1
2022	1
2023	1
Thereafter	—
Total minimum lease payments	$7
Unfunded Commitments
As of December 31, 2018 (Successor Company), the Company has outstanding commitments totaling $577, of which $478 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $42 of the outstanding commitments relate to various funding obligations associated with private debt and equity securities. The remaining outstanding commitments of $57 relate to mortgage loans. Of the $577 in total outstanding commitments, $18 are related to mortgage loan commitments which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) the liability balance was $8. As of December 31, 2018 (Successor Company) and December 31, 2017 (Predecessor Company) amounts related to premium tax offsets of $4 and $11, respectively, were included in other assets.

60

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)

Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain thresholds, the counterparties to the derivative agreements could terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2018 (Successor Company) is $181. Of this $181 the legal entities have posted collateral of $190, which is inclusive of initial margin requirements, in the normal course of business. In addition, the Company has posted collateral of $29 associated with a customized GMWB derivative. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

61

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Parent Company Transactions (Successor Company)
At December 31, 2018, the Company had no direct employees. The Company's operations are managed by employees of its parent, TLI, and the costs of these services are allocated to the Company through an intercompany services and cost allocation agreement.
Parent Company Transactions (Predecessor Company)
Transactions of the Company with Hartford Fire, HHI and its affiliates related principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company had issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self-insured entities. In many cases, the structured settlement contracts were to fund claim settlements of the Company's affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. Reserves for annuities issued by the Company to The Hartford's property and casualty subsidiaries to fund structured settlement payments where the claimant have not released The Hartford's property and casualty subsidiaries of their primary obligation totaled $682 as of December 31, 2017 (Predecessor Company).
Prior to the sale of the Company, substantially all general insurance expenses related to the Company were initially paid by The Hartford. Expenses were allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.
The Hartford Life Insurance Company (Predecessor Company) issued a guarantee to retirees and vested terminated employees of The Hartford Retirement Plan for U.S. Employees (the "Plan") who retired or terminated prior to January 1, 2004 (the "Retirees"). The Plan was sponsored by The Hartford. The guarantee was a commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary was entitled to receive under the Plan in the event the Plan assets were insufficient to fund those benefits and The Hartford was unable to provide sufficient assets to fund those benefits. In June 2017, The Hartford purchased a group annuity contract with The Prudential Insurance Company of America and settled a portion of The Hartford's benefit obligation, which included, among others, the Retirees. With the purchase of this group annuity contract, The Hartford transferred its responsibility for the Retirees' pension benefits to The Prudential Insurance Company of America, thereby causing the Plan to have no further liability with respect to any and all of the benefits of the Retirees. Accordingly, the discharge of the underlying pension obligation extinguished the Company's guarantee.
In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company's products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2017, no recoverables were recorded for this guarantee, as the Company was able to meet these policyholder obligations.
Reinsurance Ceded to Affiliates (Predecessor Company)
The Company maintains a reinsurance agreement with Hartford Life and Accident Insurance Company ("HLA") whereby the Company cedes both group life and group and individual accident and health risk. Under this agreement, the Company ceded group life premium of $9 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $27 and $40 for the years ended December 31, 2017, and 2016 (Predecessor Company), respectively. The Company ceded accident and health premiums to HLA of $25 for the period of January 1, 2018 to May 31, 2018 (Predecessor Company) and $70 and $86 for the years ended December 31, 2017, and 2016 (Predecessor Company), respectively.
Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.

62

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
Statutory net income and statutory capital are as follows:

	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the years ended December 31,
			2017	2016
Combined statutory net income (loss)	$(126)	$181	$369	$349

	Successor Company	Predecessor Company
	As of December 31,	As of December 31,
	2018	2017
Statutory capital [1]	$3,713	$3,552

[1]
The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice is approximately $135 and $174 as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company), respectively.

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose risk-based capital ("RBC") requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital ("TAC") to its authorized control level RBC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences ("Company Action Level") is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2018 (Successor Company) and 2017 (Predecessor Company). The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.
Dividends
Dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company. As a condition of the sale, Talcott Resolution Life Insurance Company and its affiliates are required to gain pre-approval from the state insurance commissioner for any dividends, regardless of size, through May 31, 2020.

63

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)

Prior to the close of the Talcott Resolution Sale Transaction, the Hartford Life Insurance Company (Predecessor Company) paid approximately $619 in dividends to its parent and subsequently to The Hartford. TL, formerly known as Hartford Life Insurance Company, contributed $309 and TLA, formally known as Hartford Life and Annuity Insurance Company, contributed $308 including other intercompany transactions net settled between TL and The Hartford prior to closing.

64

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Period of June 1, 2018 to December 31, 2018 (Successor Company)
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$—	$—	$—	$—
OCI before reclassifications	(198)	—	2	(196)
Amounts reclassified from AOCI	25	—	—	25
OCI, net of tax	(173)	—	2	(171)
Ending balance	$(173)	$—	$2	$(171)

Changes in AOCI, Net of Tax for the Period of January 1, 2018 to May 31, 2018 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,022	$4	$(3)	$1,023
Cumulative effect of accounting changes, net of tax [1]	182	—	—	182
Adjusted balance, beginning of period	1,204	4	(3)	1,205
OCI before reclassifications	(432)	(13)	1	(444)
Amounts reclassified from AOCI	2	(5)	—	(3)
OCI, net of tax	(430)	(18)	1	(447)
Ending balance	$774	$(14)	$(2)	$758

[1]
Includes reclassification to retained earnings of $193 of stranded tax effects and $11 of net unrealized gains, after tax, related to equity securities. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for further information.

Changes in AOCI, Net of Tax for the Year Ended December 31, 2017 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$693	$32	$(3)	$722
OCI before reclassifications	428	(5)	—	423
Amounts reclassified from AOCI	(99)	(23)	—	(122)
OCI, net of tax	329	(28)	—	301
Ending balance	$1,022	$4	$(3)	$1,023

Changes in AOCI, Net of Tax for the Year Ended December 31, 2016 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722

65

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassification from AOCI
	Successor Company	Predecessor Company
	June 1, 2018 to December 31, 2018	January 1, 2018 to May 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$(32)	$(2)	$153	$89	Net realized capital gains (losses)
	(32)	(2)	153	89	Income before income taxes
	(7)	—	54	31	Income tax expense
	$(25)	$(2)	$99	$58	Net income (loss)
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$(1)	$1	Net realized capital gains (losses)
Interest rate swaps	—	8	26	25	Net investment income
Foreign currency swaps	—	(2)	11	(2)	Net realized capital gains (losses)
	—	6	36	24	Income before income taxes
	—	1	13	8	Income tax expense
	$—	$5	$23	$16	Net income (loss)
Total amounts reclassified from AOCI	$(25)	$3	$122	$74	Net income (loss)

66

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Quarterly Results (Unaudited)

Successor Company
	Three Months Ended
	June 30,	September 30,	December 31,
	2018 [1]	2018	2018
Total revenues	$156	$317	$749
Total benefits, losses and expenses	$85	$263	$406
Net income	$57	$67	$285

[1]	Represents the period of June 1, 2018 to June 30, 2018 (Successor Company) as a result of the sale of the Company on May 31, 2018.

Predecessor Company
	Three months ended
	March 31,		June 30,		September 30,	December 31,
	2018	2017	2018 [2]	2017	2017	2017
Total revenues	$591	$527	$245	$595	$533	$577
Total benefits, losses and expenses	$447	$441	$288	$450	$462	$503
Net income (loss)	$125	$75	$(31)	$112	$83	$(316)

[2]	Represents the period of April 1 2018 to May 31, 2018 (Predecessor Company) as a result of the sale of the Company on May 31, 2018.

67

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)		All financial statements are included in Parts A and B of the Registration Statement.
(b)	(1)	Resolution of the Board of Directors authorizing the establishment of the Separate Account.
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement.
(b) Form of Dealer Agreement
	(4)	Individual Flexible Premium Variable Annuity Contract.
Standard Death Benefit Rider II
Return of Premium Death Benefit Rider V
Maximum Anniversary Value Death Benefit Rider V
Enhanced Return of Premium Death Benefit Rider
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life/Spousal)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)
Personal Pension Account Annuity Rider
Personal Pension Account Annuity Rider Endorsement
Guaranteed Minimum Accumulation Benefit Plus Rider II
	(5)	Form of Application.
	(6)	(a) Articles of Incorporation of Talcott Resolution.(1)
	(6)	(b) Amended and Restated Bylaws of Talcott Resolution. (1)
	(7)	Reinsurance Agreement dated April 25, 2012
	(8)	Fund Participation Agreements and Amendments:
AllianceBernstein Variable Products Series Fund, Inc.
AIM
American Century Investments
American Funds Insurance Series
BlackRock
Fidelity Investments
Franklin Templeton Investments
Hartford HLS Funds
Lord Abbett & Co., LLC
MFS Variable Insurance Trust
Mutual Fund and VIT
PIMCO Equity Series
PIMCO VIT
Putnam Variable Trust

Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.
Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.

Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
(9)	Opinion and Consent of Lisa Proch, General Counsel
(10)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(11)	No financial statements are omitted
(12)	Not applicable.
(99)	Copy of Power of Attorney.

(1)	Incorporated by reference to Item (24(b)(6)(a-b), respectively, Post-Effective Amendment No. 16, to the Registration Statement File No. 333-176150, filed on June 28, 2018.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Christopher B. Abreu	Vice President and Chief Actuary
Ellen T. Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Richard J Carbone (1)	Director
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Henry Cornell (2)	Director
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President and Director of Tax
Christopher J. Dagnault (3)	Vice President
Gilles M. Dellaert (4)	Director
George Eknaian	Senior Vice President and Chief Risk Officer
Oliver M. Goldstein (5)	Director
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Brion S. Johnson (6)	Director
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Craig D. Morrow	Vice President
Emily R. Pollack (2)	Director
Matthew J. Poznar	Senior Vice President and Chief Investment Officer
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Michael S. Rubinoff (7)	Director
Peter F. Sannizzaro	President, Chief Executive Officer, Director
David I. Schamis (8)	Director
Robert R. Siracusa	Vice President and Chief Financial Officer
Leslie T. Soler	Assistant Vice President and Corporate Secretary
Samir Srivastava	Vice President and Chief Information Officer
Robert Stein (9)	Director
Heath L. Watkin (10)	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(1)	Address: 469 Edinboro Rd., Staten Island, NY 10306

(2)	Address: Cornell Capital LLP, 499 Park Ave., 21st Floor, New York, NY 10022

(3)	Address: 500 Bielenberg Drive, Woodbury, MN 55125

(4)	Address: Global Atlantic Financial Group, 4 World Trade Center, 150 Greenwich St., 51st Floor, New York, NY 10007

(5)	Address: Pine Brook, One Grand Central Place, 60 East 42nd St., 50th Floor, New York, NY 10165

(6)	Address: The Hartford, 690 Asylum Ave., Hartford, CT 06155

(7)	Address: Safra, 546 5th Ave., 3rd Floor, New York, NY 10036

(8)	Address: Atlas Merchant Capital, 375 Park Ave., 21st Floor, New York, NY 10152

(9)	Address: 39 West 94th St., New York, NY 10025

(10)	Address: TRB Advisors LP, 767 Fifth Ave., 12th Floor, New York, NY 10153
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Filed herein as Exhibit 99.26.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2019, there were 21,139 owners of qualified contracts and 17,130 owners of non-qualified contracts.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (Variable Account "A")

Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Five
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
Talcott Resolution Life Insurance Company - Separate Account VL I
Talcott Resolution Life Insurance Company - Separate Account VL II
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Five
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLI
Talcott Resolution Life and Annuity Insurance Company - Separate Account VLII
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Chief Compliance Officer, Privacy Officer, Secretary
Christopher Cramer	Vice President and Director of Tax
Christopher J. Dagnault (1)	President and Chief Executive Officer, Director
Diane Krajewski	Chief Human Resources Officer, Chairman of the Board, Director
James Anthony Maciolek	Assistant Secretary, FINOP, Chief Financial Officer and Controller
Lisa Proch	Senior Vice President, General Counsel, Chief Compliance Officer and Assistant Secretary
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1) Address: 500 Bielenberg Drive. Woodbury, MN 55125.

(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 31. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a)
The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b)
The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 18, 2019.

Talcott Resolution Life Insurance Company
Separate Account Seven (Registrant)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Robert R. Siracusa, Chief Financial Officer		Peter F. Sannizzaro
Robert J. Carbone, Director*		/s/ Robert R. Siracusa
Henry Cornell, Director*		Robert R. Siracusa
Gilles M. Dellaert, Director*	*By:	/s/ Lisa Proch
Oliver M. Goldstein, Director*		Lisa Proch, Attorney-in-Fact
Brion S. Johnson, Director*	Date:	April 18, 2019
Emily R. Pollack, Director*
Michael S. Rubinoff, Director*
David I. Schamis, Director*
Robert W. Stein, Director*
Heath L. Watkin, Director*
333-176150

EXHIBIT INDEX
(1)	Resolution of the Board of Directors authorizing the establishment of the Separate Account.
(3)	(a) Amended and Restated Principal Underwriter Agreement.
(b) Form of Dealer Agreement
(4)	Individual Flexible Premium Variable Annuity Contract.
Standard Death Benefit Rider II
Return of Premium Death Benefit Rider V
Maximum Anniversary Value Death Benefit Rider V
Enhanced Return of Premium Death Benefit Rider
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life/Spousal)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life)
Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal)
Personal Pension Account Annuity Rider
Personal Pension Account Annuity Rider Endorsement
Guaranteed Minimum Accumulation Benefit Plus Rider II
(5)	Form of Application.
(7)	Reinsurance Agreement dated April 25, 2012
(8)	Fund Participation Agreements and Amendments:
AllianceBernstein Variable Products Series Fund, Inc.
AIM
American Century Investments
American Funds Insurance Series
BlackRock
Fidelity Investments
Franklin Templeton Investments
Hartford HLS Funds
Lord Abbett & Co., LLC
MFS Variable Insurance Trust
Mutual Fund and VIT
PIMCO Equity Series
PIMCO VIT
Putnam Variable Trust

Guarantee Agreement, between Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company and its wholly owned subsidiary, Hartford Life Insurance Company, dated as of January 1, 1990.

Guarantee between Hartford Life Insurance Company and ITT Hartford International Life Reassurance Corporation, dated August 29, 1994 and effective as of May 1, 1993.
Guarantee Agreement, between Hartford Life Insurance Company and ITT Comprehensive Employee Benefit Service Company, its wholly owned subsidiary, dated as of April 1, 1997.
Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.
Capital Maintenance Agreement by and between Hartford Life Insurance Company and Hartford Life, Inc. dated March 12, 2001.
(9)	Opinion and Consent of Lisa Proch, General Counsel
(10)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(26)	Organizational Chart
(99)	Power of Attorney